                                                                  Exhibit 10.1.5

         This CREDIT AGREEMENT, dated as of December 18, 2003 (this
"Agreement"), is entered into among ORCAL GEOTHERMAL INC., a corporation organized under the laws of the State of Delaware, as borrower ("Borrower"), THE
FINANCIAL INSTITUTIONS LISTED ON EXHIBIT H OR WHO LATER BECOME A PARTY HERETO,
as banks (the financial institutions party to this Agreement being collectively referred to as the "Banks") and BEAL BANK, S.S.B., as administrative agent for the Banks (in such capacity, "Administrative Agent").

                                    RECITALS

         A. Borrower intends to acquire directly or indirectly certain Persons which directly or indirectly own, lease, use and operate the Projects referred to herein, consisting of (a) an approximately 52 MW geothermal electric power project located in Heber, California and owned by HGC, (b) a geothermal fluid facility located in Heber, California and owned by HFC, (c) an approximately 40
MW geothermal electric power project (comprised of three geothermal plants)
located near Mammoth Lakes, California and owned by Mammoth Lakes and (d) an approximately 48 MW geothermal electric power project located in Heber,
California and leased by SIGC pursuant to the GE Lease, and, in connection therewith, Borrower has requested that the Banks provide a portion of the financing for the Acquisition; and

         B. The Banks are willing to provide such financing upon the terms and subject to the conditions set forth herein and in the other Credit Documents.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the agreements herein and in the other Credit Documents and in reliance upon the representations and warranties set forth herein and therein, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     1.1 DEFINITIONS. Except as otherwise expressly provided, capitalized terms used in this Agreement (including its exhibits and schedules) shall have the meanings given to such terms in Exhibit A.

     1.2 RULES OF INTERPRETATION. Except as otherwise expressly provided, the rules of interpretation set forth in Exhibit A shall apply to this Agreement and the other Credit Documents.

                                    ARTICLE 2
                              THE CREDIT FACILITIES

     2.1 LOAN FACILITIES.

         2.1.1 Senior Credit Facility.

         (a) Availability. Subject to the terms and conditions set forth in this
Agreement and in reliance upon the representations and warranties of Borrower set forth herein, each Bank severally agrees to advance to Borrower on the
Closing Date such loans as Borrower may request pursuant to this Section 2.1.1
(individually, a "Loan" and, collectively, the "Loans"), in an aggregate principal amount which does not exceed such Bank's Senior Loan Commitment.
Nothing in this clause (a) shall in any respect impair Beal Bank, S.S.B.'s obligations under Section 9.12.

         (b) Notice of Borrowing. Borrower shall request Loans by delivering to
Administrative Agent a written notice in the form of Exhibit C-1, appropriately completed (a "Notice of Borrowing"), which contains or specifies, among other things:

              (i) the portion of the requested Loan which shall bear interest as provided in (A) Section 2.1.1(c)(i) (individually, a "Base Rate Loan" and, collectively, the "Base Rate Loans") or (B) Section 2.1.1(c)(ii) (individually, a "LIBOR Loan" and, collectively, the "LIBOR Loans");

              (ii) the aggregate principal amount of the requested Loan, which shall be in the minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof;

              (iii) the proposed date of the requested Loan (which shall be a
Banking Day and the Closing Date);

              (iv) in the case of any requested Loan to be made as a LIBOR Loan, the initial Interest Period requested therefor (which shall, subject to Section
2.1.2(a), be twelve months); and

              (v) a certification by Borrower that, as of the date such
requested Loan is proposed to be made, the Loan proposed to be made on such date does not exceed $154,500,000.

         Borrower shall give the Notice of Borrowing to Administrative Agent so as to provide not less than the Minimum Notice Period applicable to Loans of the
Type requested. Any Notice of Borrowing may be modified or revoked by Borrower through the Banking Day immediately prior to the Closing Date, and shall thereafter be irrevocable.

         Each Notice of Borrowing shall be delivered in any manner permitted by
Section 10.1 to Administrative Agent at the office, to the facsimile number or to the electronic mail address and during the hours specified in Section 10.1.

                                       2

         (c) Interest. Subject to Section 2.4.3, Borrower shall pay interest on the unpaid principal amount of each Loan from the date of Borrowing of such Loan until the maturity or prepayment thereof at the following rates per annum:

              (i) With respect to the principal portion of such Loan which is, and during such periods as such Loan is, a Base Rate Loan, at a rate per annum equal to the Base Rate (such rate to change from time to time as the Base Rate shall change) plus 4.375%; provided that such 4.375% interest rate margin shall be increased by 0.50% on the eighth anniversary of the Closing Date.

              (ii) With respect to the principal portion of such Loan which is, and during such periods as such Loan is, a LIBOR Loan, at a rate per annum, at all times during each Interest Period for such LIBOR Loan, equal to the greater of (A) the Adjusted LIBO Rate for such Interest Period and (B) 2.00%, in each case plus 5.125%; provided that such 5.125% interest rate margin shall be increased by 0.50% on the eighth anniversary of the Closing Date.

         (d) Principal Payments. Borrower shall repay to Administrative Agent, for the account of each Bank, the aggregate unpaid principal amount of the Loan made by such Bank in installments payable on each Principal Repayment Date in accordance with the repayment schedule set forth on Exhibit I, with any remaining unpaid principal, interest, fees and costs due and payable on the
Maturity Date. Borrower may not re-borrow the principal amount of any Loan so repaid.

         2.1.2 Interest Provisions Relating to All Loans.

         (a) Applicable Interest Rate. Subject to Section 2.4.3, the applicable basis for determining the rate of interest with respect to any Loan shall be selected by Borrower initially at the time a Notice of Borrowing is given pursuant to Section 2.1.1. The basis for determining the interest rate with respect to any Loan may be changed from time to time as specified in a Notice of
Conversion of Loan Type delivered pursuant to Section 2.1.5. If on any day a
Loan is outstanding with respect to which notice has not been delivered to
Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day such Loan shall bear interest determined by reference to the Base Rate. Upon the occurrence and during the continuation of any Event of Default, the Banks shall not be obligated to make any LIBOR Loans with an Interest Period greater than one month.

         (b) Interest Payment Dates. Borrower shall pay accrued interest on the unpaid principal amount of each Loan (i) in the case of each Base Rate Loan, on the last Banking Day of each calendar quarter, (ii) in the case of each LIBOR
Loan, on the last Banking Day of the calendar month in which the three-month anniversary of the first day of the applicable Interest Period in which such
LIBOR Loan is outstanding occurs, and (iii) in all cases, upon repayment or prepayment (to the extent thereof and including any optional prepayments or
Mandatory Prepayments), upon conversion from one Type of Loan to another Type of
Loan and at maturity (whether by acceleration or otherwise); provided, however, that Borrower's first scheduled interest payment hereunder shall occur on March
31, 2004.

                                       3

         (c) LIBOR Loan Interest Periods.
             ---------------------------

              (i) Subject to Section 2.1.2(a), each Interest Period for LIBOR
Loans shall be twelve months. Notwithstanding anything to the contrary in the preceding sentence, (A) any Interest Period which would otherwise end on a day which is not a Banking Day shall be extended to the next succeeding Banking Day unless such next Banking Day falls in another calendar month, in which case such
Interest Period shall end on the immediately preceding Banking Day; (B) any
Interest Period which begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Banking Day of a calendar month; and (C) any Interest Period which would otherwise end after the
Maturity Date shall end on the Maturity Date.

              (ii) Borrower may contact Administrative Agent at any time prior to the end of an Interest Period for a quotation of Interest Rates in effect at such time for given Interest Periods and Administrative Agent shall promptly provide such quotation. Borrower may select an Interest Period telephonically or by electronic mail within the time periods specified in Section 2.1.5, which selection shall be irrevocable on and after commencement of the applicable
Minimum Notice Period. Borrower shall confirm such telephonic or electronic mail notice to Administrative Agent by facsimile on the day such notice is given by delivery to Administrative Agent of a written notice in substantially the form of Exhibit C-2, appropriately completed (a "Confirmation of Interest Period
Selection"). If Borrower fails to notify Administrative Agent of the next
Interest Period for any LIBOR Loans in accordance with this Section 2.1.2(c)(ii)
then, subject to Section 2.1.2(a), such Loans shall automatically be renewed as
LIBOR Loans with an Interest Period of twelve months on the last day of the current Interest Period therefor. Administrative Agent shall as soon as practicable (and, in any case, within two Banking Days after delivery of the
Confirmation of Interest Period Selection) notify Borrower of each determination of the Interest Rate applicable to each Loan.

         (d) Interest Computations. All computations of interest on Base Rate
Loans shall be based upon a year of 365 days or, in the case of a leap year, 366 days, shall be payable for the actual days elapsed (including the first day but excluding the last day), and shall be adjusted in accordance with any changes in the Base Rate to take effect on the beginning of the day of such change in the
Base Rate. All computations of interest on LIBOR Loans shall be based upon a year of 360 days and shall be payable for the actual days elapsed (including the first day but excluding the last day). Borrower agrees that all computations by
Administrative Agent of interest shall be conclusive and binding in the absence of manifest error.

         2.1.3 Promissory Notes. The obligation of Borrower to repay the Loans made by a Bank and to pay interest thereon at the rates provided herein shall, upon the written request of such Bank, be evidenced by promissory notes in the form of Exhibit B-1 (individually, a "Note" and, collectively, the "Notes")
payable to the order of such requesting Bank and in the principal amount of such
Bank's Senior Loan Commitment or outstanding Loan balance, as the case may be.
Borrower authorizes each such requesting Bank to record on the schedule annexed to such Bank's Note or Notes, the date and amount of each Loan made by such requesting Bank, and each payment or prepayment of principal thereunder and agrees that all such notations shall

                                       4

constitute prima facie evidence of the matters noted; provided that in the event of any inconsistency between the records or books of Administrative Agent and any Bank's records or Notes, the records of Administrative Agent shall be conclusive and binding in the absence of manifest error. Borrower further authorizes each such requesting Bank to attach to and make a part of such requesting Bank's Note or Notes continuations of the schedule attached thereto as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower's obligations to repay the full unpaid principal amount of the Loans or the duties of Borrower hereunder or thereunder. Upon the payment in full in cash of the aggregate principal amount of, and all accrued and unpaid interest on, the Loans, and upon the request of Borrower, the Banks holding such Notes shall promptly mark the applicable Notes cancelled and return such cancelled Notes to Borrower.

         2.1.4 Loan Funding.

         (a) Notice. Each Notice of Borrowing and Notice of Conversion of Loan
Type shall be delivered to Administrative Agent in accordance with Sections
2.1.1(b) and 2.1.5, respectively. Administrative Agent shall promptly notify each Bank of the contents of each Notice of Borrowing and Notice of Conversion of Loan Type.

         (b) Pro Rata Loans. All Loans shall be made on a pro rata basis by the
Banks in accordance with their respective Proportionate Shares of such Loans, with each Borrowing to consist of a Loan by each Bank equal to such Bank's
Proportionate Share of such Loans.

         (c) Bank Funding. Each Bank shall, before noon (12:00 p.m.) on the date of each Borrowing, make available to Administrative Agent by wire transfer of immediately available funds in Dollars to the account of Administrative Agent most recently designated by it for such purpose, such Bank's Proportionate Share of the Loan to be made on such date. The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Loan. Except as provided in Section 9.12, no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any
Borrowing.

         (d) Failure of Bank to Fund. Without limiting the obligations of Beal
Bank, S.S.B. under Section 9.12, unless Administrative Agent shall have been notified by any Bank prior to the applicable date of a Borrowing that such Bank does not intend to make available to Administrative Agent the amount of such
Bank's Proportionate Share of the Loan requested on such date, Administrative
Agent may assume that such Bank has made such amount available to Administrative
Agent on such date in accordance with the prior paragraph and Administrative
Agent may, in its sole discretion and in reliance upon such assumption, make available to Borrower a corresponding amount on such date. If such amount is not in fact made available to Administrative Agent by such Bank, Administrative
Agent shall be entitled to recover such amount on demand (and, in any event, within two Banking Days from the applicable date of such Borrowing) from such
Bank together with interest thereon, for each day from the applicable date of such Borrowing until the date such amount is paid to Administrative Agent, at the Federal Funds Rate for the first two Banking Days after such date. If such
Bank pays such amount to Administrative Agent, then such amount shall constitute such Bank's Proportionate Share of

                                       5

such Loan included in such Loan. Nothing in this Section 2.1.4(d) shall be deemed to relieve any Bank from its obligation to fulfill its obligations hereunder or to prejudice any rights that Borrower may have against any Bank as a result of any default by such Bank hereunder.

         (e) Funding Account. No later than noon (12:00 p.m.) on the date specified in the Notice of Borrowing, if the applicable conditions precedent listed in Section 3.1 have been satisfied or waived in accordance with the terms thereof and, subject to Section 2.1.4(d), to the extent Administrative Agent shall have received the appropriate funds from the Banks, Administrative Agent shall make available to Borrower the Loans requested in such Notice of Borrowing in Dollars and in immediately available funds, at Administrative Agent's New
York Branch, and shall deposit or cause to be deposited the proceeds of such
Loans into the Funding Account.

         2.1.5 Conversion of Loans. Borrower may convert Loans (or portions thereof) from one Type of Loans to another Type of Loans; provided, however, that (i) any conversion of LIBOR Loans into Base Rate Loans shall be made on, and only on, the first day after the last day of an Interest Period for such
LIBOR Loans and (ii) Loans shall be converted only in amounts of $1,000,000 and increments of $500,000 in excess thereof. Borrower shall request such a conversion by delivering to Administrative Agent a written notice in the form of
Exhibit C-3, appropriately completed (a "Notice of Conversion of Loan Type"), which contains or specifies, among other things:

         (a) the Loans, or portions thereof, which are to be converted;

         (b) the Type of Loans into which such Loans, or portions thereof, are to be converted;

         (c) if such Loans are to be converted into LIBOR Loans, the initial
Interest Period selected by Borrower for such Loans (which Interest Period, subject to Section 2.1.2(a), shall be twelve months as provided in Section
2.1.2(c));

         (d) the proposed date of the requested conversion (which shall be a
Banking Day and otherwise in accordance with this Section 2.1.5); and

         (e) a certification by Borrower that no Event of Default has occurred and is continuing.

Borrower shall so deliver each Notice of Conversion of Loan Type so as to provide at least the applicable Minimum Notice Period. Any Notice of Conversion of Loan Type may be modified or revoked by Borrower through the Banking Day immediately prior to the Minimum Notice Period, and shall thereafter be irrevocable. Each Notice of Conversion of Loan Type shall be delivered in any manner permitted by Section 10.1 to Administrative Agent at the office, to the facsimile number or to the electronic mail address and as otherwise specified in
Section 10.1. Administrative Agent shall promptly notify each Bank of the contents of each Notice of Conversion of Loan Type.

                                       6

         2.1.6 Prepayments.

         (a) Terms of All Prepayments.
             ------------------------

              (i) Upon the prepayment of any Loan (whether such prepayment is an optional prepayment under Section 2.1.6(b) or a Mandatory Prepayment), Borrower shall pay to Administrative Agent for the account of the Bank which made such
Loan, (A) all accrued interest to the date of such prepayment on the amount of such Loan prepaid, (B) all accrued fees to the date of such prepayment relating to the amount of such Loan being prepaid, (C) any applicable Make-Whole
Premiums, and (D) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such LIBOR Loan, all
Liquidation Costs incurred by such Bank as a result of such prepayment (pursuant to the terms of Section 2.6).

              (ii) Notwithstanding the foregoing, but only in respect of any
Mandatory Prepayment, Borrower shall have the right, by giving five Banking
Days' notice to Administrative Agent, in lieu of prepaying a LIBOR Loan on a day other than the last day of an Interest Period for such LIBOR Loan, to deposit or cause Administrative Agent to deposit into an account to be held by Depositary
Agent (which account shall be subjected to the Lien of the Collateral Documents in a manner reasonably satisfactory to Administrative Agent) an amount equal to the LIBOR Loans to be prepaid. Such funds shall be held in such account until the expiration of the Interest Period applicable to the LIBOR Loan to be prepaid at which time the amount deposited in such account shall be used to prepay such
LIBOR Loan and any interest accrued on such amount shall be deposited into the
Revenue Account. The deposit of amounts into such account shall not constitute a prepayment of Loans and all Loans to be prepaid using the proceeds from such account shall continue to accrue interest at the then applicable interest rate for such Loans until actually prepaid. All amounts in such account shall only be invested in Permitted Investments as directed by and at the expense and risk of
Borrower.

              (iii) Except as otherwise specifically set forth herein, all prepayments of Loans shall be applied to reduce the remaining payments required under Section 2.1.1(d) in inverse order of maturity. Borrower may not re-borrow the principal amount of any Loan which is prepaid.

         (b) Optional Prepayments.
             --------------------

              (i) On or before the third anniversary of the Closing Date,
Borrower may not prepay all or any part of the outstanding Loans.

              (ii) After the third anniversary of the Closing Date, Borrower may prepay all or any part of the outstanding Loans, at any time, on giving at least
30-Banking Days' notice to Administrative Agent, provided that, (A) each such prepayment equals or exceeds $1,000,000 or integral multiples of $100,000 in excess thereof and, (B) each such prepayment shall be made at a prepayment premium (the "Make-Whole Premium") equal to (I) after the third anniversary of the Closing Date and on or prior to the fourth anniversary of the Closing Date,
103% of the amount of such outstanding Loans, (II) after the fourth anniversary of the Closing

                                       7

Date and on or prior to the fifth anniversary of the Closing Date, 102.5% of the amount of such outstanding Loans, (III) after the fifth anniversary of the
Closing Date and on or prior to the sixth anniversary of the Closing Date, 102%
of the amount of such outstanding Loans, (IV) after the sixth anniversary of the
Closing Date and on or prior to the seventh anniversary of the Closing Date,
101.5% of the amount of such outstanding Loans, (V) after the seventh anniversary of the Closing Date and on or prior to the eighth anniversary of the
Closing Date, 101% of the amount of such outstanding Loans, (VI) after the eighth anniversary of the Closing Date and on or prior to the ninth anniversary of the Closing Date, 100.5% of the amount of such outstanding Loans, and (VII)
thereafter, 100% of the amount of such outstanding Loans.

              (iii) Notwithstanding the foregoing Sections 2.1.6(b)(i) and (ii), if the Banks do not provide the Lease Financing for reasons other than that
Borrower is not in full compliance with the provisions of Section 5 of the Fee
Letter, then Borrower may prepay, without premium or penalty, all (but not part)
of the outstanding Loans, at any time, on giving at least 30-Banking Days'
notice to Administrative Agent (provided that if Borrower shall have delivered the Release Notice pursuant to Section 3.3, the Borrower shall not have any such right to prepay such Loans under this clause (iii)).

         (c) Mandatory Prepayments. Borrower shall prepay (or cause to be prepaid) Loans (i) to the extent required by Sections 3.7.4(b) and (c) of the
Depositary Agreement, Section 7.2 of this Agreement or any other provision of this Agreement or any other Credit Document which requires such prepayment or
(ii) to the extent of (A) 100% of the cash proceeds of the issuance of any new equity securities of Borrower or any of its Subsidiaries (other than any equity securities issued by Borrower pursuant to Section 2.2 of the Sponsor Guaranty),
(B) 100% of any debt (other than Permitted Debt) issued by Borrower or any of its Subsidiaries and (C) 100% of proceeds of asset sales of Borrower or any of its Subsidiaries (other than sales permitted by Section 6.3 and exclusive of sales of electrical energy and renewable energy credits in accordance with the terms of the Credit Documents) (any such prepayment pursuant to this Section
2.1.6(c), a "Mandatory Prepayment"). If the Loans are accelerated (whether voluntarily, involuntarily or by operation of law) upon the occurrence or during the continuation of any Event of Default occurring under Section 7.1.1, 7.1.2,
7.1.9 or 7.1.11 or otherwise as a result of a willful breach by Borrower of any of its obligations under Section 5.2, 5.17, 5.18, 6.1, 6.3 or 6.8 that results in an Event of Default, Borrower shall repay all of the outstanding Loans at a price equal to (I) on or before the third anniversary of the Closing Date, 105%
of the amount of such outstanding Loans and (II) after the third anniversary of the Closing Date, the applicable Make-Whole Premium.

         2.1.7 Register. Administrative Agent shall maintain, at its address referred to in Section 10.1, a register for the recordation of the names and addresses of the Banks and the Commitments and Loans of each Bank from time to time (the "Register"). The Register shall be available for inspection by
Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register (i)
the Commitments and the Loans from time to time of each Bank, (ii) the interest rates applicable to all Loans and the effective dates of all changes thereto,
(iii) the Interest Period for each LIBOR Loan, (iv) the date and amount of any principal or interest due and payable or to become due and

                                       8

payable from Borrower to each Bank hereunder, (v) each repayment or prepayment in respect of the principal amount of the Loans of each Bank, (vi) the amount of any sum received by Administrative Agent hereunder for the account of the Banks and each Bank's share thereof, and (vii) such other information as
Administrative Agent may determine is necessary or appropriate for the administering of the Loans and this Agreement. Any such recording shall be conclusive and binding in the absence of manifest error; provided that neither the failure to make any such recordation, nor any error in such recordation, shall affect any Bank's Commitment or Borrower's Obligations in respect of any applicable Loans or otherwise; and provided further that in the event of any inconsistency between the Register and any Bank's records, the Register shall govern absent manifest error.

     2.2 TOTAL SENIOR LOAN COMMITMENTS. Notwithstanding anything that may be construed to the contrary in this Agreement, the aggregate principal amount of all Loans made by the Banks shall not exceed $154,500,000 (such amount, the
"Total Senior Loan Commitment").

     2.3 FEES. Borrower shall pay to Administrative Agent solely for
Administrative Agent's account the fees and other amounts described in the Fee
Letter.

     2.4 OTHER PAYMENT TERMS.

         2.4.1 Place and Manner. Except as otherwise expressly provided in the
Fee Letter or any other provision contained in any of the Credit Documents,
Borrower shall make all payments due to any Bank or Administrative Agent hereunder to Administrative Agent, for the account of such Bank or
Administrative Agent (as the case may be), to the account in the name of OrCal
Geothermal Inc., Account No. 01-20016024, at Federal Home Loan Bank of Dallas,
ABA No. 111040195, or such other account as Administrative Agent shall notify
Borrower in writing from time to time, in Dollars and in immediately available funds not later than 12:00 noon on the date on which such payment is due. Any payment made after such time on any day shall be deemed received on the Banking
Day immediately after the date such payment is received. Administrative Agent shall disburse to each Bank each such payment received by Administrative Agent for such Bank, such disbursement to occur on the day such payment is received if received by 12:00 noon or if otherwise reasonably possible, or otherwise on the next Banking Day.

         2.4.2 Date. Whenever any payment due hereunder shall fall due on a day other than a Banking Day, such payment shall be made on the next succeeding
Banking Day, and such extension of time shall be included in the computation of interest or fees, as the case may be, without duplication of any interest or fees so paid in the next subsequent calculation of interest or fees payable.

         2.4.3 Default Interest. Notwithstanding anything to the contrary herein, upon the occurrence and during the continuation of any Event of Default under Section 7.1.1, the outstanding principal amount of all Loans and, to the extent permitted by applicable Legal Requirements, any accrued but unpaid interest payments thereon and any accrued but unpaid fees and other amounts hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under applicable Bankruptcy Laws) payable upon demand at a rate that is (a) 2% per annum in excess of the interest rate then otherwise payable under this Agreement with respect to the applicable Loans or (b) in the case of any such fees and other amounts, at a rate that is 2% per

                                       9

annum in excess of the interest rate then otherwise payable under this Agreement for Base Rate Loans (the "Default Rate"); provided that, in the case of LIBOR
Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such LIBOR Loans shall thereupon become
Base Rate Loans and shall thereafter bear interest payable upon demand at a rate that is 2% per annum in excess of the interest rate then otherwise payable under this Agreement for Base Rate Loans.

         2.4.4 Net of Taxes, Etc.

         (a) Taxes. Subject to each Bank's compliance with Section 2.4.6, any and all payments to or for the benefit of Administrative Agent or any Bank by
Borrower hereunder or under any other Credit Document shall be made free and clear of and without deduction, setoff or counterclaim of any kind whatsoever and in such amounts as may be necessary in order that all such payments, after deduction for or on account of any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto
(excluding income and franchise taxes, which include taxes imposed on or measured by the net income, net profits or capital of Administrative Agent or such Bank by any jurisdiction or any political subdivision or taxing authority thereof or therein as a result of a connection between such Bank and such jurisdiction or political subdivision, unless such connection results solely from such Bank's executing, delivering or performing its obligations or receiving a payment under, or enforcing, this Agreement or any Note) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"), shall be equal to the amounts otherwise specified to be paid under this Agreement and the other Credit
Documents. If Borrower shall be required by applicable Legal Requirements to withhold or deduct any Taxes from or in respect of any sum payable hereunder or under any other Credit Document to Administrative Agent or any Bank, (i) the sum
payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.4.4), Administrative Agent or such Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii)
Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Legal Requirements. In addition, Borrower agrees to pay any present or future stamp, recording or documentary taxes and any other excise or property taxes, charges or similar levies (not including income or franchise taxes) that arise under the laws of the United States of America, the State of
New York or the State of California from any payment made hereunder or under any other Credit Document or from the execution or delivery or otherwise with respect to this Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

         (b) Tax Indemnity. Borrower shall indemnify each Bank for and hold it harmless against the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section
2.4.4) paid by any Bank, or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that

                                       10

Borrower shall not be obligated to indemnify any Bank for any penalties, interest or expenses relating to Taxes or Other Taxes arising from such Bank's gross negligence or willful misconduct. Each Bank agrees to give written notice to Borrower of the assertion of any claim against such Bank relating to such
Taxes or Other Taxes as promptly as is practicable after being notified of such assertion, and in no event later than 90 days after the principal officer of such Bank responsible for administering this Agreement obtains knowledge thereof; provided that any Bank's failure to notify Borrower of such assertion within such 90 day period shall not relieve Borrower of its obligation under this Section 2.4.4 with respect to Taxes or Other Taxes, penalties, interest or expenses arising prior to the end of such period, but shall relieve Borrower of its obligations under this Section 2.4.4 with respect to Taxes or Other Taxes, penalties, interest or expenses between the end of such period and such time as
Borrower receives notice from such Bank as provided herein. Payments by Borrower pursuant to this indemnification shall be made within 30 days from the date such
Bank makes written demand therefor (submitted through Administrative Agent), which demand shall be accompanied by a certificate describing in reasonable detail the basis thereof.

         (c) Notice. Within 30 days after the date of any payment of Taxes by
Borrower, Borrower shall furnish to Administrative Agent, at its address referred to in Section 10.1, the original or a certified copy of a receipt evidencing payment thereof or, if such receipt is not obtainable, other evidence of such payment by Borrower reasonably satisfactory to Administrative Agent.
Borrower shall compensate each Bank for all reasonable losses and expenses sustained by such Bank as a result of any failure by Borrower to so furnish such copy of such receipt.

         (d) Conduit Financing. Notwithstanding anything to the contrary contained in this Section 2.4.4, if a Bank is a conduit entity participating in a conduit financing arrangement (as defined in Section 7701(l) of the Code and the Treasury Regulations issued thereunder) with respect to any payments made by
Borrower under this Agreement and under any Credit Document, Borrower shall not be obligated to pay additional amounts to such Bank pursuant to this Section
2.4.4 to the extent that the amount of taxes in the United States exceeds the amount that would have otherwise been payable were such Bank not a conduit entity participating in a conduit financing arrangement.

         (e) Reimbursement by Banks. If any Bank receives an indemnification payment pursuant to Section 2.4.4(b) and if such Bank is able, in its sole opinion, to apply or otherwise take advantage of any refund or tax credit arising out of or in conjunction with any Taxes or Other Taxes which give rise to such indemnification, such Bank shall, to the extent that in its sole opinion it can do so without prejudice to the retention of the amount of such refund or credit and without any other adverse tax consequences for such Bank, reimburse to Borrower at such time as such tax refund or credit shall have actually been received or utilized by such Bank such amount as the Bank shall, in its sole opinion, have determined to be attributable to the relevant Taxes or Other Taxes and as will leave such Bank in no better or worse position than it would have been in if the payment of such Taxes or Other Taxes had not been required.
Nothing in this Section 2.4.4(e) shall oblige any Bank to disclose to Borrower or any other person any information regarding its tax affairs or tax computations, or shall interfere with Bank's absolute

                                       11

discretion to arrange its tax affairs in whatever manner it thinks fit. In particular, no Bank shall be under any obligation to claim relief from its corporate profits or similar tax liability in credits or deductions available to it and, if it does claim, the extent, order and manner in which it does so shall be at its absolute discretion.

         (f) Survival of Obligations. The obligations of Borrower under this
Section 2.4.4 shall survive the termination of this Agreement and the repayment of the Obligations.

         2.4.5 Application of Payments. Except as otherwise expressly provided herein or in the other Credit Documents, payments made under this Agreement or the other Credit Documents and other amounts received by Administrative Agent,
Depositary Agent or the Banks under this Agreement or the other Credit Documents shall first be applied to any fees, costs, charges or expenses payable to
Administrative Agent, Depositary Agent or the Banks, next to any accrued but unpaid interest then due and owing, and then to outstanding principal then due and owing or otherwise to be prepaid, in each case hereunder or under the other
Credit Documents (in each case, such application to be made on a pro rata basis among such applicable Persons).

         2.4.6 Withholding Exemption Certificates. Each Bank upon becoming a
Bank and each Person to which any Bank grants a participation (or otherwise transfers its interest in this Agreement) upon the granting of such participation (or the occurrence of such other transfer) will deliver to
Administrative Agent and Borrower either (a) if such Bank or Person is a corporation established under the laws of the United States or any political subdivision thereof, an executed copy of a United States Internal Revenue
Service Form W-9, or (b) if such Bank or Person is not a corporation established under the laws of the United States or any political subdivision thereof, a duly completed and executed non-bank certificate in the form of Exhibit J hereto, if applicable, and two duly completed copies of United States Internal Revenue
Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be
(certifying therein an entitlement to a reduction in, or an exemption from,
United States withholding taxes). Each Bank or Person which delivers to Borrower and Administrative Agent a Form W-8BEN or W-8ECI pursuant to the preceding sentence shall deliver to Borrower and Administrative Agent two copies of each
Form W-8BEN or W-8ECI, or successor applicable forms, or other manner of certification or procedure, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms previously delivered by it to
Borrower, and such extensions or renewals thereof as may reasonably be requested by Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such Bank is entitled to receive payments under this Agreement without deduction or withholding (or at a reduced rate of withholding under any applicable tax treaty) of any United States federal income taxes, unless in any such cases an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such form with respect to it and such Bank advises Borrower that it is not capable of receiving payments without any deduction or withholding (or at a reduced rate of withholding) of United States federal income tax, and in the case of Form W-8BEN or W-

                                       12

8ECI, establishing an exemption from United States backup withholding tax.
Borrower shall not be obligated, however, to pay any additional amounts in respect of United States federal income tax pursuant to Section 2.4.4 (or make an indemnification payment pursuant to Section 2.4.4) to any Bank (including any entity to which any Bank sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement, any Note or any other Credit
Document) if the obligation to pay such additional amounts (or such indemnification) would not have arisen but for a failure of such Bank to comply with its obligations under this Section 2.4.6.

         2.5 PRO RATA TREATMENT.

         2.5.1 Borrowings, Etc. Except as otherwise provided herein, (a) each
Borrowing consisting of Loans shall be made or allocated among the Banks pro rata according to their respective Proportionate Shares of such Loans and (b)
each payment of principal of and interest on Loans shall be made or shared among the Banks holding such Loans pro rata according to the respective unpaid principal amounts of such Loans held by such Banks.

         2.5.2 Sharing of Payments, Etc. If any Bank shall obtain any payment
(whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Loans owed to it, in excess of its Proportionate Share of payments on account of such Loans obtained by all Banks entitled to such payments, such Bank shall forthwith purchase from the other Banks such participation in the Loans, as the case may be, as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them;
provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from such Bank shall be rescinded and each other Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such other Bank's Proportionate Share (according to the proportion of (a) the amount of such other Bank's required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.
Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.5.2 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of
Borrower in the amount of such participation.

    2.6 CHANGE OF CIRCUMSTANCES.

         2.6.1 Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR Loans, (a) Administrative Agent determines that the Adjusted LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market, or (b) Banks holding aggregate Proportionate Shares of 33-1/3% or more of the Loans shall advise
Administrative Agent that (i) the rates of interest for such LIBOR Loans do not adequately and fairly reflect the cost to such Banks of making or maintaining such Loans or (ii) deposits in Dollars in the London interbank market are not available to such Banks (as conclusively certified by each such Bank in good faith in writing to Administrative Agent and to Borrower) in the ordinary course of business in sufficient amounts to make and/or maintain their LIBOR Loans, then Administrative Agent shall immediately give notice of such condition to
Borrower. After

                                       13

the giving of any such notice and until Administrative Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist (which Administrative Agent shall deliver to Borrower promptly, and in any event within 2 Banking Days, after the cessation of such circumstances),
Borrower's right to request from the applicable affected Banks the making of or conversion to, and the applicable affected Banks' obligations to make or convert to, LIBOR Loans shall be suspended; provided, however, that Borrower shall have the right in such event to request the making of or conversion to, and the applicable affected Banks shall be obligated to make or convert to, LIBOR Loans with an Interest Period that is 1, 3, 6 or 9 months (as selected by such Banks)
if the circumstances giving rise to the conditions described in this Section
2.6.1 are not applicable to LIBOR Loans with such shorter Interest Period. Any
LIBOR Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such Loans into
Base Rate Loans unless such suspension has then ended.

         2.6.2 Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment, or otherwise), any change in the interpretation or administration of any Governmental Rule by any
Governmental Instrumentality, or compliance by any Bank or Borrower with any request or directive (whether or not having the force of law, but if not having the force of law, being of a type with which a Bank customarily complies) of any
Governmental Instrumentality (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any LIBOR Loan, then such Bank shall immediately notify Administrative Agent and Borrower of such Change of Law. Upon receipt of such notice, (a) Borrower's right to request the making of or conversion to, and such Bank's obligations to make or convert to, LIBOR Loans shall be suspended for so long as such condition shall exist, and (b) Borrower shall, at the request of such Bank, at Borrower's option either (i) pursuant to
Section 2.1.5, convert any then outstanding LIBOR Loans into Base Rate Loans at the end of the current Interest Periods for such Loans, or (ii) immediately repay pursuant to Section 2.1.6 or convert LIBOR Loans of the affected Type into
Base Rate Loans if such Bank shall notify Borrower that such Bank may not lawfully continue to fund and maintain such Loans. Any conversion or prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such Loans shall be deemed a prepayment thereof for purposes of Section 2.7 (but not for purposes of Section 2.1.6(b)).

         2.6.3 Increased Costs. If, after the date of this Agreement, any Change of Law:

         (a) shall subject any Bank to any tax, duty or other charge with respect to any LIBOR Loan or Commitment in respect thereof, or shall change the basis of taxation of payments by Borrower to any Bank on such a Loan or with respect to any such Commitment (except for Taxes, Other Taxes or changes in the rate of taxation on the overall net income of any Bank); or

         (b) shall impose, modify or hold applicable any reserve, special deposit or similar requirement (without duplication of any reserve requirement included within the applicable Interest Rate through the definition of "Reserve
Requirement") against assets held by,

                                       14

deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any LIBOR Loan; or

         (c) shall impose on any Bank any other condition directly related to any LIBOR Loan or Commitment in respect thereof;

and the effect of any of the foregoing is to increase the cost to such Bank of making, issuing, creating, renewing, participating in (subject to the limitations in Section 9.13) or maintaining any such LIBOR Loan or Commitment in respect thereof or to reduce any amount receivable by such Bank hereunder, then
Borrower shall from time to time, within thirty days after demand by such Bank, pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts. A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts and the basis for determination of such amount, submitted by such Bank to Borrower, shall, in the absence of manifest error, be conclusive and binding on Borrower for purposes of this Agreement.

         2.6.4 Capital Requirements. If any Bank determines that (a) any Change of Law after the date of this Agreement increases the amount of capital required or expected to be maintained by such Bank, or the Lending Office of such Bank or any Person controlling such Bank (a "Capital Adequacy Requirement"), and (b) the amount of capital maintained by such Bank or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such
Bank's or such Person's policies with respect to capital adequacy), then
Borrower shall pay to such Bank or such Person, within thirty days after delivery of demand by such Bank or such Person, such amounts as such Bank or such Person shall reasonably determine are necessary to compensate such Bank or such Person for the increased costs to such Bank or such Person of such increased capital. A certificate of such Bank or such Person, setting forth in reasonable detail the computation of any such increased costs, delivered to
Borrower by such Bank or such Person shall, in the absence of manifest error, be conclusive and binding on Borrower for purposes of this Agreement.

         2.6.5 Notice; Participating Banks' Rights. Each Bank shall notify
Borrower of any event occurring after the date of this Agreement that will entitle such Bank to compensation pursuant to this Section 2.6, as promptly as practicable, and in no event later than 90 days after the principal officer of such Bank responsible for administering this Agreement obtains knowledge thereof; provided that any Bank's failure to notify Borrower within such 90 day period shall not relieve Borrower of its obligation under this Section 2.6 with respect to claims arising prior to the end of such period, but shall relieve
Borrower of its obligations under this Section 2.6 with respect to the time between the end of such period and such time as Borrower receives notice from the indemnitee as provided herein. No Person purchasing from a Bank a participation in any Loan (as opposed to an assignment) shall be entitled to any payment from or on behalf of Borrower pursuant to Section 2.4.4, Section 2.6.3 or Section 2.6.4 which would be in excess of the applicable proportionate amount
(based on the portion of the Loan in which such Person is participating) which would then be payable to such Bank if such Bank had not sold a participation in that portion of the Loan.

                                       15

         2.7 FUNDING LOSSES. If Borrower shall (a) repay or prepay any LIBOR
Loans on any day other than the last day of an Interest Period for such Loans
(whether an optional prepayment or a Mandatory Prepayment), (b) fail to borrow any LIBOR Loans in accordance with a Notice of Borrowing delivered to
Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) after such Notice of Loan Borrowing has become irrevocable, (c) fail to convert any Loans into LIBOR Loans in accordance with a Notice of Conversion of Loan Type delivered to Administrative Agent
(whether as a result of the failure to satisfy any applicable conditions or otherwise) after such Notice of Conversion of Loan Type has become irrevocable,
(d) fail to continue a LIBOR Loan in accordance with a Confirmation of Interest
Period Selection delivered to Administrative Agent, or (e) fail to make any prepayment in accordance with any notice of prepayment delivered to
Administrative Agent, then Borrower shall, within ten Banking Days after demand by any Bank, reimburse such Bank for all reasonable costs and losses incurred by such Bank as a result of such repayment, prepayment or failure ("Liquidation
Costs"). Borrower understands that such costs and losses may include losses incurred by a Bank as a result of funding and other contracts entered into by such Bank to fund LIBOR Loans (other than non-receipt of the margin applicable to such LIBOR Loans). Each Bank demanding payment under this Section 2.7 shall deliver to Borrower a certificate setting forth in reasonable detail the basis for and the amount of costs and losses for which demand is made. Such a certificate so delivered to Borrower shall, in the absence of manifest error, be conclusive and binding as to the amount of such loss for purposes of this
Agreement.

    2.8 ALTERNATE OFFICE.

         2.8.1 To the extent reasonably possible, each Bank shall designate an alternative Lending Office with respect to its LIBOR Loans and otherwise take any reasonable actions to reduce any liability of Borrower to any Bank under
Section 2.4.4, 2.6.3, 2.6.4 or 2.7, or to avoid the unavailability of any Type of Loans under Section 2.6.1 or 2.6.2 so long as (in the case of the designation of an alternative Lending Office) such Bank, in its sole discretion, determines that (a) such designation is not disadvantageous to such Bank and (b) such actions would eliminate or reduce liability to such Bank. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any such designation or actions within ten Banking Days of demand thereof to
Borrower.

         2.8.2 Upon written notice to Administrative Agent, any Bank may designate a Lending Office other than the Lending Office most recently designated to Administrative Agent and may assign all of its interests under the
Credit Documents and its Notes (if any) to such Lending Office; provided that such designation and assignment do not at the time of such designation and assignment increase the reasonably foreseeable liability of Borrower under
Section 2.4.4, 2.6.3 or 2.6.4 or make an Interest Rate option unavailable pursuant to Section 2.6.1 or 2.6.2.

    2.9 REPLACEMENT OF BANK IN RESPECT OF INCREASED COSTS.

         2.9.1 Within fifteen days after receipt by Borrower of (a) written notice and demand from any Bank (an "Affected Bank") for payment of additional amounts or increased costs as provided in Section 2.4.4, 2.6.3 or 2.6.4, (b)
notice that such Bank is suspending its

                                       16

obligation to make or convert to LIBOR Loans with an Interest Period of twelve months as provided in Section 2.6.1, or (c) notice that it is unlawful for such
Bank to make LIBOR Loans as provided in Section 2.6.2, Borrower may, at its option, notify Administrative Agent and such Affected Bank of its intention to replace the Affected Bank. So long as no Event of Default shall have occurred and be continuing, Borrower may obtain, at Borrower's expense, one or more replacement Banks (each, a "Replacement Bank") for the Affected Bank, which
Replacement Banks shall be reasonably satisfactory to Administrative Agent. If
Borrower obtains a Replacement Bank within 90 days following notice of its intention to do so, the Affected Bank must sell and assign its Loans to such
Replacement Banks for an aggregate amount equal to the principal balance of all
Loans held by the Affected Bank and all accrued interest and fees with respect thereto through the date of such sale; provided, however, that Borrower shall have reimbursed such Affected Bank for the additional amounts, increased costs, and any other amounts that it is entitled to receive under this Agreement through the date of such sale and assignment.

         2.9.2 Notwithstanding the foregoing, Borrower shall not have the right to obtain a Replacement Bank if the Affected Bank rescinds its demand for increased costs or additional amounts within fifteen days following its receipt of Borrower's notice of intention to replace such Affected Bank. If Borrower gives a notice of intention to replace and does not so replace such Affected
Bank within 90 days thereafter, Borrower's rights relating to any previously incurred increased costs or additional amounts under this Section 2.9 shall terminate and Borrower shall promptly pay all increased costs or additional amounts previously demanded by such Affected Bank pursuant to Sections 2.4.4,
2.6.1, 2.6.3 or 2.6.4.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

     3.1 CONDITIONS PRECEDENT TO THE CLOSING DATE. The obligation of each Bank to make the Loans under this Agreement is subject to the prior satisfaction of each of the following conditions (unless waived in writing by Administrative
Agent with the consent of the Banks) on or before December 31, 2003 (the date such conditions precedent are so satisfied or waived being referred to as the
"Closing Date"):

         3.1.1 Resolutions. Delivery to Administrative Agent of a copy of one or more resolutions or other authorizations, in form and substance reasonably satisfactory to Administrative Agent, of Ormat Technologies, Sponsor, Borrower,
OrHeber 1, ORNI and OrMammoth certified by a Responsible Officer of each such
Loan Party as being in full force and effect on the Closing Date, authorizing, as applicable and among other things, the Loans, the granting of the Liens under the Collateral Documents, the contribution (in the case of Sponsor) of Equity
Funds and/or Subordinated Loans to Borrower, and the execution, delivery and performance (in the case of OrHeber 1 and OrMammoth) of the Acquisition
Agreement and (in the case of all such Loan Parties) the relevant Credit
Documents to which each such Loan Party is a party.

         3.1.2 Incumbency. Delivery to Administrative Agent of a certificate from Sponsor, Borrower, OrHeber 1, ORNI and OrMammoth signed by the appropriate authorized

                                       17

officer of such Loan Party and dated as of the Closing Date, as to the incumbency of the natural Persons authorized to execute and deliver the Credit
Documents to which such Loan Party is a party.

         3.1.3 Formation Documents. Delivery to Administrative Agent of (a)
copies of the certificate of incorporation of Sponsor, Borrower, OrHeber 1,
OrHeber 2, OrHeber 3, ORNI and OrMammoth, certified by the Secretary of State of
Delaware, and (b) copies of the bylaws of each such Loan Party, certified by an officer of such Loan Party as being true, correct and complete on the Closing
Date.

         3.1.4 Good Standing Certificates. Delivery to Administrative Agent of
certificates issued by (a) the Secretary of State of Delaware, for each of Ormat
Technologies, Sponsor, Borrower, OrHeber 1, OrHeber 2, OrHeber 3, ORNI and
OrMammoth, and (b) the Secretary of the State of California, for Borrower, in
each case (i) dated no more than ten days prior to the Closing Date and (ii)
certifying that the applicable party is in good standing and is qualified to do business in, and has paid all franchise taxes or similar taxes due to, such states.

         3.1.5 Third Party and Bankruptcy Court Approvals. Administrative Agent
shall have received copies of any approval or consents required from (a) any
Person under Section 7 of the Acquisition Agreement and (b) GECC in connection with the acquisition by Borrower, OrHeber 1, ORNI, OrHeber 2 and OrHeber 3 of
their respective ownership interests in SIGC, HGC and HFC as such ownership interests are set forth in Section 4.2.2, rather than as set forth in the
Acquisition Agreement, the Confirmation Plan or the Seller Plan of
Reorganization. The Bankruptcy Court shall have entered the Confirmation Order, the Confirmation Order shall not have been amended, modified, vacated or stayed in any manner and shall have become final and non-appealable. All of the conditions precedent to the occurrence of the effective date under the Seller
Plan of Reorganization shall have occurred (provided that no condition to the occurrence of such effective date shall have been waived without the consent of the Banks), other than any condition related to the consummation of the
Acquisition.

         3.1.6 Credit Documents. Delivery to Administrative Agent of executed originals of this Agreement, the Notes, the Depositary Agreement, the Security
Agreements referred to in clauses (a), (d) and (e) of the definition thereof, the Pledge Agreements referred to in clauses (a), (b) (c) and (e) of the definition thereof, the Escrow Agreement, the Fee Letter, the Subordination
Agreements, the Sponsor Guaranty, the Subsidiary Guaranties referred to in clauses (c) and (d) of the definition thereof and the Ormat Industries Letter, all of which shall have been duly authorized, executed and delivered by the parties thereto.

         3.1.7 Certificates of Sponsor and Borrower. Delivery to Administrative
Agent of (a) a certificate, dated as of the Closing Date, duly executed by a
Responsible Officer of Borrower, in substantially the form of Exhibit F-1, which certificate shall state that (i) all conditions precedent to the occurrence of the Closing Date shall have been satisfied, (ii) all conditions (other than the payment of the purchase price) to the consummation of the Acquisition in accordance with the terms and provisions of the Acquisition Agreement have been satisfied without waiver or amendment (unless agreed to by the Banks), (iii)
Borrower has complied with all of the terms and provisions of, and representations and warranties contained in, the

                                       19

Commitment Letter, (iv) immediately prior to and after the Closing Date and the consummation of the Acquisition, Borrower, OrHeber 1 and OrMammoth is and will be Solvent, and (v) the Projections, the Initial Operating Budget and the
Initial Capital Expenditures Budget were prepared in good faith based on reasonable assumptions and (b) a certificate, dated as of the Closing Date, duly executed by a Responsible Officer of Sponsor, in substantially the form of
Exhibit F-2, which certificate shall state that all of the representations and warranties set forth in the Sponsor Guaranty are true and correct.

         3.1.8 Legal Opinions. Delivery to Administrative Agent of opinions of counsel to Ormat Technologies, Sponsor, Borrower, OrHeber 1, ORNI and OrMammoth,
in each case in form and substance reasonably satisfactory to the Banks.

         3.1.9 Insurance. Insurance complying with terms and conditions set forth in Exhibit K shall be in full force and effect and Administrative Agent shall have received (a) a certificate from Borrower's insurance broker(s), dated as of a date which is no earlier than three days prior to the Closing Date, (i)
identifying underwriters, type of insurance, insurance limits and policy terms, in each case substantially in the manner typically described in certificates of this nature, (ii) describing the insurance obtained and (iii) stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and that, in the opinion of such broker(s), such insurance complies with the terms and conditions set forth in the Credit Documents, and
(b) certified copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer), each in form and substance reasonably satisfactory to
Administrative Agent.

         3.1.10 Conditions under Acquisition Agreement. The transactions described in the Acquisition Agreement (other than the payment of the purchase price) which are to occur on or prior to the Closing Date shall have been consummated without amendment or waiver (that have not been agreed to by the
Banks) in accordance with the terms and provisions of the Acquisition Agreement.

         3.1.11 Funding of Equity; Funds Flow. Sponsor shall have contributed
$27,425,603.92 in Equity Funds and/or Subordinated Loans to Borrower, and
Sponsor and Borrower shall have caused such contributions to be deposited in the
Funding Account. Administrative Agent, Sponsor and Borrower shall have entered into the Funds Flow Memorandum, which shall provide, among other things, that
Administrative Agent will disburse all amounts on deposit in the Funding Account
(including such Equity Funds and/or Subordinated Loans and the Loan proceeds), other than agreed-upon amounts reserved for the payment of certain fees and expenses and working capital purposes, to the Sellers under the Acquisition
Agreement upon (a) the satisfaction of each of the conditions precedent set forth in this Article 3 and (b) the consent of the Banks and Borrower.

         3.1.12 Permits. Each of the material discretionary Permits necessary for the performance of Borrower's, OrHeber 1's, OrHeber 2's, OrHeber 3's, ORNI's
and OrMammoth's obligations under the Acquisition Agreement and the Credit
Documents as of the Closing Date (a) shall have been duly obtained, except for such renewals, transfers, reissuance, or modifications of existing permits that can reasonably be obtained in the normal course, (b) shall

                                       19

be in full force and effect, (c) shall not be subject to any current legal proceeding, and (d) shall not be subject to any Unsatisfied Condition that could reasonably be expected to result in material modification or revocation of such
Permit, and all applicable appeal periods with respect to such Permit shall have expired. Each such Permit shall not be subject to any restriction, condition, limitation or other provision which could reasonably be expected to have a
Material Adverse Effect or result in any of the Projects being operated in a manner substantially inconsistent with the assumptions underlying the
Projections.

         3.1.13 Absence of Litigation. No action, suit, proceeding or investigation shall have been instituted or threatened in writing against any
Loan Party (other than those described in Schedule 4.18 to the Acquisition
Agreement and actions, suits, proceedings or investigations against Ormat
Technologies) that (a) contests the Acquisition or any of the transactions under the Credit Documents or (b) could reasonably be expected to have a Material
Adverse Effect. No action, suit, proceeding or investigation shall have been instituted or threatened in writing against any other Major Project Participant that could reasonably be expected to have a Material Adverse Effect.

         3.1.14 Payment of Fees. All taxes, fees and other costs payable in connection with the execution, delivery, recordation and filing of the Credit
Documents shall have been paid in full or, as approved by Administrative Agent, provided for. Administrative Agent shall have deducted out of the proceeds of the Loans all outstanding amounts due, as of the Closing Date, and owing to (a)
the Banks or Administrative Agent under any fee letter or other agreement or pursuant to Section 2.3, (b) the Banks' attorneys and consultants and the Title
Insurer for all services rendered and billed prior to the Closing Date and (c)
the Depositary Agent under the Depositary Agreement.

         3.1.15 UCC Reports. Delivery to Administrative Agent of a UCC report of a date no less recent than five Banking Days before the Closing Date for each of the jurisdictions in which the UCC-1 financing statements and the fixture filings are intended to be filed in respect of the Collateral, showing that upon due filing or recordation (assuming such filing or recordation occurred on the date of such respective reports), as the case may be, and after giving effect to the Acquisition, the Liens created under the Collateral Documents will be prior to all other Liens on the Collateral (except for the GECC Liens, the mechanics'
liens referred to in item No. 7 to Schedule 4.10 of the Acquisition Agreement and any Liens on the Uninsured Real Property Interests or the real property that is subject thereto) which are perfected by filing or recording.

         3.1.16 No Material Adverse Change. Since November 14, 2003, no Material
Adverse Effect (under and as defined in the Acquisition Agreement) has occurred and is continuing.

         3.1.17 Perfection of Liens. All actions necessary or desirable to perfect the Liens of the Collateral Documents to which Sponsor, Borrower,
OrHeber 1, ORNI and OrMammoth are a party as of the Closing Date shall have been taken (including (a) the delivery of certificated securities of Borrower,
OrHeber 1 and OrMammoth, together with executed,

                                       20

undated transfer documents and (b) the filing of UCC-1 financing statements naming the applicable Loan Party as the debtor and Administrative Agent as the secured party).

         3.1.18 Establishment of Accounts. The Operating Accounts and the
Accounts required to be established as of the Closing Date under the Depositary
Agreement shall have been established to the satisfaction of the Banks.

         3.1.19 Representations and Warranties. Each representation and warranty of Sponsor, Borrower, OrHeber 1, ORNI and OrMammoth under the Credit Documents shall be true and correct as of the Closing Date.

         3.1.20 No Default. No Event of Default or Potential Event of Default
shall have occurred and be continuing as of the Closing Date, or will result from the Acquisition and the consummation of the transactions contemplated by
Section 3.2.

         3.1.21 BLM Notice. Delivery to Administrative Agent of a copy of one or more notices from Borrower to the United States Bureau of Land Management and
any other applicable Persons with respect to the change in ownership of the
Project Companies and Borrower's intention to replace certain bonds described in
Schedule 4.10 to the Acquisition Agreement.

         3.1.22 Notice of Borrowing. Delivery to Administrative Agent of a
properly completed Notice of Borrowing.

         3.1.23 Process Agents. Delivery to Administrative Agent of evidence that each of Sponsor, Borrower, OrHeber 1, ORNI and OrMammoth has appointed CT
Corporation System as its respective agent for service of process in the State of New York.

         3.1.24 Escrow. Execution and delivery to Administrative Agent of an
Escrow Agreement (the "Escrow Agreement"), in substantially the form of Exhibit
C-4, among Sponsor, Borrower, Administrative Agent and Chicago Title Company.

    3.2 TRANSACTIONS TO OCCUR AT CLOSING. No later than 5:00 p.m. (New York
City time) on the Closing Date, Borrower shall cause each of the following to occur (the satisfaction of each of the following being referred to as the "Close of Escrow"):

         3.2.1 Acquisition. Consummation of the Acquisition in accordance with the terms of (and without any waivers or amendments unless agreed to by the
Banks to) the Acquisition Agreement.

         3.2.2 Resolutions. Delivery to Administrative Agent of a copy of one or more resolutions or other authorizations of each Loan Party (other than Ormat
Technologies, Sponsor, Borrower, OrHeber 1, OrHeber 2, OrHeber 3, ORNI,
OrMammoth, Mammoth Lakes and SIGC) certified by an officer of each such Loan
Party as being in full force and effect on the Closing Date, authorizing, as applicable and among other things, the granting of the Liens under the

                                       21

Collateral Documents and the execution, delivery and performance of the Credit
Documents to which such Loan Party is a party.

         3.2.3 Incumbency. Delivery to Administrative Agent of a certificate from each Loan Party (other than Ormat Technologies, Sponsor, Borrower, OrHeber
1, OrHeber 2, OrHeber 3, ORNI, OrMammoth, Mammoth Lakes and SIGC) signed by the appropriate authorized officer of each such Loan Party and dated as of the
Closing Date, as to the incumbency of the natural Persons authorized to execute and deliver the Credit Documents to which such Loan Party is a party.

         3.2.4 Formation Documents. Delivery to Administrative Agent of the
Governing Documents of each Loan Party (other than Ormat Technologies, Sponsor,
Borrower, OrHeber 1, OrHeber 2, OrHeber 3, ORNI and OrMammoth), certified by an officer of such Loan Party as being true, correct and complete on the Closing
Date.

         3.2.5 Good Standing Certificates. Delivery to Administrative Agent of
certificates issued by the secretary of state of the state in which each Loan
Party (other than Ormat Technologies, Sponsor, Borrower, OrHeber 1, OrHeber 2,
OrHeber 3, ORNI and OrMammoth) is formed or incorporated, as applicable, (a)
dated no more than ten days prior to the Closing Date and (b) certifying that such Loan Party is in good standing and is qualified to do business in, and has paid all franchise taxes or similar taxes due to, such states.

         3.2.6 Credit Documents and Major Project Documents. Delivery to
Administrative Agent of (a) executed originals of each Credit Document to be executed by any Loan Party on the Closing Date, other than (i) those Credit
Documents delivered under Section 3.1.6 above and (ii) Consents, and (b) a certified list of, and true, correct and complete copies of, each Major Project
Document in effect as of the Closing Date, and, in each case, all of which shall have been duly authorized, executed and delivered by the parties thereto.

         3.2.7 Certificate of Officer. Delivery to Administrative Agent of a
certificate, dated as of the Closing Date and in substantially the form of
Exhibit F-3, duly executed by a Responsible Officer of each Loan Party (other than Ormat Technologies, Sponsor, Mammoth Lakes, OrHeber 2, OrHeber 3, ORNI and
SIGC) which certificate shall, among other things, state that (a) neither such
Loan Party nor, to such Loan Party's knowledge, any other party to any Major
Project Document is or, but for the passage of time or giving of notice or both will be, in breach of any material obligation thereunder, (b) all conditions precedent to the performance of such Loan Party, and, to such Loan Party's knowledge, all conditions precedent to the performance of the other parties under the Major Project Documents then required to have been performed shall have been satisfied, (c) immediately prior to and at the Close of Escrow, each of the Guarantors is Solvent and (d) all conditions precedent set forth in this
Section shall have been satisfied.

         3.2.8 Legal Opinions. Delivery to Administrative Agent of opinions of counsel to the Loan Parties and Affiliates thereof (if any) (other than Ormat
Technologies, Sponsor and Borrower) which are parties to any Major Project
Document, in each case in form and substance reasonably satisfactory to the
Banks.

                                       22

         3.2.9 Utilities. All potable water, sewer, telephone, electric and all other utility services necessary for the leasing, ownership and operation of the
Projects shall have been contracted for.

         3.2.10 Permits. Each of the material discretionary Permits necessary for the performance of the applicable Loan Party's (other than Ormat
Technologies') or the applicable Major Project Participant's obligations under the Credit Documents or the Major Project Documents as of the Closing Date (a)
shall have been duly obtained, except for such renewals, transfers, reissuance, or modifications of existing permits that can reasonably be obtained in the normal course, (b) shall be in full force and effect, (c) shall not be subject to any current legal proceeding, and (d) shall not be subject to any Unsatisfied
Condition that could reasonably be expected to result in material modification or revocation of such Permit, and all applicable appeal periods with respect to such Permit shall have expired. Each such Permit shall not be subject to any restriction, condition, limitation or other provision which could reasonably be expected to have a Material Adverse Effect or result in any of the Projects being operated in a manner substantially inconsistent with the assumptions underlying the Projections.

         3.2.11 Perfection of Liens. All actions necessary or desirable to perfect the Liens of the Collateral Documents to which OrHeber 1, OrMammoth, HFC and HGC are a party as of the Closing Date shall have been taken (including the filing of UCC-1 financing statements naming HFC and HGC (as the case may be) as the debtor and Administrative Agent as the secured party).

         3.2.12 ALTA Title Policy.

         (a) Subject to clause (c) of this Section 3.2.12, delivery to
Administrative Agent of a lender's ALTA extended coverage policy of title insurance, together with such endorsements thereto as are reasonably required by the Banks (which shall include, but not be limited to, a tie-in endorsement for all such policies), or the commitment of Title Insurer to issue such a policy, dated as of the Closing Date, in the amount of $125,000,000, issued by Title
Insurer in form and substance substantially similar to the owner's ALTA policy of title insurance provided to Borrower under the Acquisition Agreement, insuring (or agreeing to insure) that:

              (i) each of HFC and HGC has a good, marketable and insurable leasehold, easement and/or fee interest in the material real property interests comprising the applicable Project, in each case free and clear of Liens, encumbrances or other exceptions to title, other than the Title Exceptions; and

              (ii) each Deed of Trust creates (or will create when recorded) a valid first-priority Lien on HFC's or HGC's (as the case may be) interest in the applicable Mortgaged Property, free and clear of all Liens, encumbrances and exceptions to title whatsoever, other than the Title Exceptions.

         (b) The Banks shall have determined that each title policy or title commitment referred to in clause (a) above shall be in all material respects the same as the title policies referred to in Schedule 7.9 to the Acquisition
Agreement; provided, however, that any additional

                                       23

exceptions to title contained in such Bank's policy or commitment shall be permitted only if they do not violate the Real Property Standard.

         (c) The ALTA policy of title insurance set forth in Section 3.2.12(a)
shall (i) not provide coverage to Administrative Agent for any real property interests located in Mono County, California, (ii) not contain an exception for mechanics' or materialmen's liens, except for (A) the mechanic's liens described in item No. 7 to Schedule 4.10 of the Acquisition Agreement, (B) any other mechanics' and materialmen's liens that do not violate the Real Property
Standard and (C) the mechanics' and materialmen's lien exceptions and exclusions set forth in the policy jacket and (iii) be permitted to contain one or more exceptions for matters that would be shown by an ALTA survey.

         3.2.13 Real Estate Rights. Each Project Company shall have obtained and shall hold all leasehold or other possessory rights in real estate, together with necessary real property Permits and access rights necessary for (a)
performance in full of each such Project Company's obligations under the Credit
Documents and Major Project Documents to which such Project Company is a party, and (b) the leasing, ownership and operation of the Projects in accordance with the Projections; in each case except to the extent that any such missing leases, possessory rights, real property Permits or access rights do not violate the
Real Property Standard.

         3.2.14 Request for Notice. Requests for Notice shall have been recorded in favor of Administrative Agent with respect to any Major Project Documents that are subject to recorded underlying Liens.

         3.2.15 Regulatory Status. (a) Each Project is, and has been since it commenced commercial operation, (i) a QF, and (ii) exempt from all provisions of the FPA except Sections 1-18, 202(c), 210-214, 305(c) and such provisions of
Part III of the FPA as may be necessary for FERC actions to enforce the foregoing; and (b) each Project's FERC Form 556 most recently filed with FERC contains current and accurate ownership and operating characteristics of the
Project.

         3.2.16 Representations and Warranties. Each representation and warranty of each Loan Party under the Credit Documents shall be true and correct.

         3.2.17 No Default. No Event of Default or Potential Event of Default
shall have occurred and be continuing, or will result from the Acquisition and the consummation of the transactions contemplated by this Section 3.2.

         3.2.18 Process Agents. Delivery to Administrative Agent of evidence that each Loan Party (other than Ormat Technologies, Sponsor, Borrower, OrHeber
1, OrHeber 2, OrHeber 3, ORNI, OrMammoth, SIGC and Mammoth Lakes) has appointed
CT Corporation System as its respective agent for service of process in the
State of New York in respect of each Credit Document to which such Person is a party which is governed by the laws of the State of New York.

                                       24

         3.2.19 Close of Escrow. Concurrently with the payment of the purchase price with respect to the condition precedent set forth in Section 3.2.1, the termination of the escrow under the Escrow Agreement shall occur and all documents and closing deliverables contained in such escrow shall be released from such escrow.

    3.3 MAMMOTH COLLATERAL RELEASE

         3.3.1 Upon the written request of Borrower, Administrative Agent, on the behalf of Secured Parties, (a) shall return to Borrower all Pledged Equity
Interests (as defined in the Pledge Agreements described in clause (c) of the definition thereof) of OrMammoth free and clear of the Liens imposed by the applicable Pledge Agreements, (b) shall execute and deliver to Borrower and
OrMammoth such documents and instruments (including UCC-3 termination statements), in each case as may be reasonably necessary to release the Liens granted to Administrative Agent, for the benefit of Secured Parties, in respect of the Collateral directly relating to OrMammoth and the Mammoth Project, and
(c) shall execute and deliver to Borrower and OrMammoth such documents and instruments as may be reasonably necessary to release OrMammoth from its obligations under the applicable Subsidiary Guaranty, the Depositary Agreement and the other Credit Documents to which such Loan Party is a party, provided that either the Mammoth Prepayment Conditions or the GE Buyout Conditions are
satisfied (the satisfaction of either the Mammoth Prepayment Conditions or the
GE Buyout Conditions and the related release of Collateral described in this
Section 3.3.1 being referred to as the "Mammoth Collateral Release").

         3.3.2 Upon the satisfaction of the Mammoth Prepayment Conditions, then
(a) Administrative Agent shall undertake each of the actions specified in
Section 3.3.1, and (b) the amounts on deposit in the Funding Account shall be held in the Funding Account until the earlier to occur of (i) the satisfaction of the GE Buyout Conditions and (ii) the date Borrower delivers a notice (the
"Release Notice") to Administrative Agent requesting that the funds on deposit in the Funding Account be applied to the prepayment of the Loans pursuant to this Section and Section 2.1.6(a)(i) (other than clauses (C) and (D) thereof)
(it being acknowledged and agreed that, from and after the date of the delivery of the Release Notice (the "Release Date"), Beal Bank, S.S.B. shall be released from all of its obligations under the Credit Documents (including the Fee
Letter) to provide any financing relating to the Lease Buyout or any other Lease
Solution). Subject to Section 3.3.3, if the satisfaction of the GE Buyout
Conditions occurs on or before the Release Date, then the amounts on deposit in the Funding Account shall be transferred to Sponsor free and clear of the Liens imposed by the Collateral Documents. Subject to Section 3.3.3, if the
satisfaction of the GE Buyout Conditions does not occur on or before the Release
Date, then the amounts on deposit in the Funding Account shall be transferred to
Administrative Agent and applied to the prepayment of the Loans pursuant to
Section 2.1.6(a)(i) (other than clauses (C) and (D) thereof).

         3.3.3 Each of the parties hereto acknowledges and agrees that (a) the deposit of amounts into the Funding Account pursuant to Section 3.3.2 and otherwise in connection with the Mammoth Collateral Release shall not constitute a prepayment of Loans until such time (if ever) such amounts are transferred to
Administrative Agent and applied to the prepayment of the Loans pursuant to
Section 2.1.6(a)(i) (other than clauses (C) and (D) thereof), and (b) all Loans

                                       25

to be prepaid or transferred to Sponsor using amounts from the Funding Account shall continue to accrue interest at the then-applicable interest rate for such
Loans until actually prepaid. Without limiting the foregoing, if such amounts are transferred to Sponsor, then (i) the corresponding amount of Loans (i.e.,
$28,900,000) shall at all times (including during such times as such amounts are on deposit in the Funding Account) be deemed to be outstanding under the Credit
Agreement and (ii) interest on such amounts shall be due and payable in accordance with the provisions of Section 2.1.2.

         3.3.4 Each of the parties hereto acknowledges and agrees that, upon the release of OrMammoth from its obligations under the applicable Subsidiary
Guaranty, the Depositary Agreement and the other Credit Documents to which such
Loan Party is a party and the release of the Collateral directly relating to
OrMammoth and the Mammoth Project pursuant to this Section 3.3 and notwithstanding anything to the contrary contained in any of the Credit
Documents, (a) OrMammoth shall be deemed not to be a "Loan Party",
"Non-Guarantor" or "Guarantor", (b) the Mammoth Project shall be deemed not to be a "Project", (c) each of OrMammoth and Mammoth Lakes shall be deemed to be a
"Nonrecourse Person", (d) Mammoth Lakes shall be deemed not to be a "Project
Company", (e) "Project Revenues" shall be deemed not to include any income, cash, receipts or proceeds generated by OrMammoth, Mammoth Lakes or the Mammoth
Project, (f) each Project Document solely related to the Mammoth Project shall be deemed not to be a "Project Document" or "Major Project Document", (g) each of the Loan Parties shall be released from all of their respective obligations under the Credit Documents with respect to OrMammoth, Mammoth Lakes and the
Mammoth Project (including any covenants or defaults directly related to
OrMammoth, Mammoth Lakes, the Mammoth Project or the Collateral being released as part of the Mammoth Collateral Release), other than the Loan Parties'
(excluding OrMammoth) obligations under Sections 5.24, 7.1.5, 7.1.13 and 10.4 of the Credit Agreement, and (h) on or before the second Banking Day following the
Mammoth Collateral Release, Borrower shall take all actions necessary to cause
OrMammoth and Mammoth Lakes not to be direct or indirect subsidiaries of
Borrower, any Guarantor or any Non-Guarantor.

         3.3.5 Concurrent with and as a condition to the Mammoth Collateral
Release, OrMammoth shall execute and deliver to Administrative Agent a release
(in form and substance reasonably satisfactory to Administrative Agent), pursuant to which OrMammoth shall release each Secured Party from any and all claims which OrMammoth may have against any of the Secured Parties arising from the Operative Documents and the transactions contemplated thereby.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

                  Borrower makes the following representations and warranties to and in favor of Administrative Agent and the Banks (a) to the extent they relate to any Loan Party (other than Ormat Technologies, the Non-Guarantors (other than
ORNI) and the Project Companies), as of the Closing Date (unless such representation and warranty expressly relates solely to another time) both prior to and immediately after the consummation of the Acquisition and (b) to the extent they relate to any of each Non-Guarantor (other than ORNI) and each
Project Company,

                                       26

as of the Closing Date (unless such representation and warranty expressly relates solely to another time) but immediately after giving effect to the consummation of the Acquisition, all of which shall survive the Closing Date, the Close of Escrow and the making of the Loans:

    4.1 EXISTENCE. Borrower, each Guarantor and each Non-Guarantor are organized or formed and validly existing under the laws of the jurisdiction of its incorporation or formation (as applicable) and are qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of their business requires such qualification (including, with respect to Borrower, the State of California).

    4.2 OWNERSHIP OF THE LOAN PARTIES.

         4.2.1 The equity interests in Borrower, each Guarantor and each
Non-Guarantor are duly authorized, validly issued and fully paid and nonassessable and, as of the Closing Date, none of such equity interests consists of margin stock.

         4.2.2 The capital structure of the Loan Parties (other than Ormat
Technologies) is accurately set forth on Exhibit L, and each of the following is true and correct:

         (a) Sponsor directly owns all of the equity interests in Borrower.

         (b) Borrower directly owns all of the equity interests in OrHeber 1, all of the equity interests in OrMammoth, a 50% general partnership interest in
HFC and a 50% general partnership interest in HGC.

         (c) OrHeber 1 directly owns a 50% general partnership interest in HFC, a 50% general partnership interest in HGC and all of the membership interests in
ORNI.

         (d) ORNI directly owns all of the equity interests in OrHeber 2 and all of the equity interests in OrHeber 3.

         (e) OrHeber 2 directly owns a 99.998% general partnership interest in
SIGC.

         (f) OrHeber 3 directly owns a 0.002% limited partnership interest in
SIGC.

         (g) OrMammoth directly owns a 1% limited partnership interest in
Mammoth Lakes and a 49% general partnership interest in Mammoth Lakes.

         (h) There no options, warrants, convertible securities or other rights to acquire any equity interests in Borrower, any Guarantor or any Non-Guarantor.

         (i) Borrower does not have any direct or indirect Subsidiaries, other than the Guarantors and Non-Guarantors.

    4.3 POWER AND AUTHORIZATION. Each of Borrower, each Guarantor and each
Non-Guarantor has full power and authority to conduct its business as contemplated by the Operative Documents. The Credit Documents and the Project
Documents to which Borrower, each

                                       27

Guarantor and each Non-Guarantor is a party have been duly authorized, executed and delivered by each such Loan Party.

    4.4 NO CONFLICT. The execution, delivery and performance by each of
Borrower, each Guarantor and each Non-Guarantor of the Credit Documents and
Major Project Documents to which it is a party and the consummation of the transactions contemplated by the Credit Documents and the Major Project
Documents do not and will not (a) violate any provision of (i) any Legal
Requirement applicable to Borrower, any of the Guarantors or any of the
Non-Guarantors, as the case may be, (ii) the Governing Documents of Borrower, any of the Guarantors or any of the Non-Guarantors, as the case may be, or (iii)
any order, judgment or decree of any court or agency or Governmental
Instrumentality binding on Borrower, any of the Guarantors or any of the
Non-Guarantors, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, any of the Guarantors or any of the Non-Guarantors, (c)
result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, any of the Guarantors or any of the
Non-Guarantors (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of the Secured Parties), or (d)
require any approval of any Person, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the
Banks.

    4.5 ENFORCEABLE OBLIGATIONS. Each Credit Document and Major Project Document
to which Borrower, any of the Guarantors or any of the Non-Guarantors is a party constitutes a legal, valid and binding obligation of such Loan Party, as the case may be, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    4.6 COMPLIANCE WITH LAW. None of Borrower, any of the Guarantors or any of
the Non-Guarantors (a) is in violation of any applicable Legal Requirements in any material respect or (b) is subject to or in default in any material respect with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

    4.7 CONDUCT OF BUSINESS. The only business conducted by Borrower, OrHeber 1,
OrHeber 2, OrHeber 3, ORNI and OrMammoth is the ownership of those Loan Parties which they directly own, as described in Section 4.2.2. To the knowledge of
Borrower, the only business conducted by any of the Guarantors or Non-Guarantors is the business of directly or indirectly owning, operating, leasing, maintaining and using the Projects. Neither Borrower nor any Project Company is
a party to or bound by any material contract other than the Credit Documents and the Major Project Documents to which it is a party. The Guarantors and
Non-Guarantors (other than the Project Companies) are parties only to those agreements set forth on Exhibit G-5.

                                       28

    4.8 INVESTMENT COMPANY ACT. None of Borrower, any of the Guarantors or any
of the Non-Guarantors is an "investment company" or a "company controlled by an investment company", within the meaning of the Investment Company Act of 1940, as amended.

    4.9 ERISA. There are no ERISA Plans for any Loan Party (other than Ormat
Technologies) or any ERISA Affiliate.

    4.10 HAZARDOUS SUBSTANCES.

         4.10.1 Except as set forth in Exhibit G-4: (a) with respect to each
Site, none of Borrower, any of the Guarantors or any of the Non-Guarantors is
or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, has in the past been in violation of any Hazardous Substance Law which violation could reasonably be expected to result in a material liability to such Loan Party or its properties and assets or in an inability of such Loan Party to perform its obligations under the Operative Documents; (b) none of Borrower, any of the
Guarantors, or any of the Non-Guarantors nor, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, any other Person has used, Released, generated, manufactured, produced or stored in, on, under, or about any Site, or
Released or arranged for the disposal at any other location of any Hazardous
Substances in any form, circumstance or condition that could reasonably be expected to subject any Secured Party to liability, or Borrower, any of the
Guarantors, or any of the Non-Guarantors to material liability, under any
Hazardous Substance Law; (c) to Borrower's, each Guarantor's and each
Non-Guarantor's knowledge, there are no underground tanks, whether operative or temporarily or permanently closed, located on any Site that could reasonably be expected to subject any Secured Party to liability, or Borrower, any of the
Guarantors, or any of the Non-Guarantors to material liability, under any
Hazardous Substance Law; (d) there are no Hazardous Substances used, stored or present at or on any Site except in material compliance with Hazardous Substance
Laws and other Legal Requirements or as disclosed in the Environmental Reports;
(e) to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, there are no Hazardous Substances that could reasonably be expected to migrate onto any Site that could reasonably be expected to impose on Borrower, any of the
Guarantors, or any of the Non-Guarantors a material liability, except as disclosed in the Environmental Reports; and (f) to Borrower's, each Guarantor's and each Non-Guarantor's knowledge there neither is nor has been any condition, circumstance, action, activity or event that could reasonably be expected to be, or result in, a material violation by Borrower of any Hazardous Substance Law, or to result in liability of any Secured Party or material liability of
Borrower, any of the Guarantors, or any of the Non-Guarantors under any
Hazardous Substance Law.

         4.10.2 Except as set forth on Exhibit G-4, (a) as of the Closing Date, there is no pending or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, threatened in writing, judicial or administrative action or proceeding seeking to impose material liability against Borrower or any
Guarantor or Non-Guarantor by any Governmental Instrumentality (including the
California Public Utilities Commission, U.S. Army Corps of Engineers and U.S.
Environmental Protection Agency) or any other Person which is not a Governmental
Instrumentality with respect to the presence or Release of Hazardous Substances in, on, from or to any Site and, (b) thereafter, there is no pending or, to
Borrower's, each Guarantor's and each

                                       29

Non-Guarantor's knowledge, threatened in writing, judicial or administrative action or proceeding by any Governmental Instrumentality (including the
California Public Utilities Commission, U.S. Army Corps of Engineers and U.S.
Environmental Protection Agency) or any non-governmental third party with respect to the presence or Release of Hazardous Substances in, on, from or to any Site which could reasonably be expected to have a Material Adverse Effect.

         4.10.3 Except as set forth on Exhibit G-4 or in the Environmental
Reports, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, there are no past violations that have not been finally resolved or existing violations of any Hazardous Substances Laws with respect to any Site, which violations could reasonably be expected to result in a material liability of
Borrower, any of the Guarantors, or any of the Non-Guarantors.

    4.11 LITIGATION.

         4.11.1 No action, suit, proceeding or investigation has been instituted or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, threatened in writing against any Loan Party (other than Ormat Technologies), other than (i) those described in Schedule 4.18 to the Acquisition Agreement or
(ii) those that could not reasonably be expected to have a Material Adverse
Effect.

         4.11.2 None of Borrower, any Guarantor or any Non-Guarantor has any
knowledge of (a) any action, suit, proceeding or investigation that has been instituted or threatened in writing against any Major Project Participant, or by which any of them or their properties are bound, which could reasonably be expected to have a Material Adverse Effect, (b) any proceeding or investigation that has been instituted by the FERC which could reasonably be expected to result in the revocation of any Project's QF status or any other determination that one or more of the Projects has failed to comply with FERC's regulations relating to QFs, or (c) any order, judgment or decree has been issued or proposed to be issued by any Governmental Instrumentality that, as a result of the leasing, ownership or operation of any of the Projects, the sale of electricity therefrom or the entering into of any Credit Document or Project
Document or any transaction contemplated thereby, could reasonably be expected to cause or deem the Banks, Administrative Agent, Borrower or any Affiliate of
any of them to be subject to, or not exempted from, regulation under PUHCA or the FPA, or subject to laws or regulations of the State of California respecting the rates or the financial or organizational regulation of electric utilities.

         4.11.3 No action, suit or proceeding before or by any court, arbitrator or other Governmental Instrumentality is pending to which any Loan Party is a party or to which its business, assets or property is subject and, to
Borrower's, each Guarantor's and each Non-Guarantor's knowledge, no such action, suit or proceeding is threatened to which any such Loan Party or its business, assets or property would be subject that, in either case, questions the validity of any of the Credit Documents.

         4.12 LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of any of the Project Companies or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, any Major Project Participant are currently affected by any fire, explosion, accident,

                                       30

strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could reasonably be expected to have a Material
Adverse Effect.

         4.13 DISCLOSURE. No information or documentation furnished by any of the Loan Parties to Administrative Agent or the Banks or to any consultant submitting a report to Administrative Agent or the Banks contained (at the time of delivery thereof) any untrue statement of a material fact or omitted (at the time of delivery thereof) to state a material fact necessary in order to make the statements contained herein or therein not misleading under the circumstances in which they were made at the time such statements were made
(other than (a) the Projections, (b) the Operating Budget, (c) the Capital
Expenditures Budget, (d) any information that was corrected or updated in writing by Borrower to the Banks prior to the Closing Date, and (e) any information which was provided by Borrower to any of the Banks' consultants prior to the Closing Date and which contains "forward looking statements"). To the knowledge of Borrower, no information which was provided by Borrower to any of the Banks' consultants prior to the Closing Date and which contains "forward looking statements" contained (at the time of delivery thereof) any untrue statement of a material fact or omitted (at the time of delivery thereof) to state a material fact necessary in order to make the statements contained herein or therein not misleading under the circumstances in which they were made at the time such statements were made. There is no fact known to Borrower, any
Guarantor or any Non-Guarantor which has had or could reasonably be expected to have a Material Adverse Effect which has not been disclosed in writing to
Administrative Agent and the Banks by or on behalf of Borrower on or prior to the Closing Date in connection with the transactions contemplated hereby.

    4.14 TAXES.

         4.14.1 Each of Borrower, each Guarantor and each Non-Guarantor has timely filed all federal, state and local tax returns and reports that it is required to file, and has paid all taxes, material assessments, utility charges, fees and other governmental charges it is required to pay to the extent due
(other than those taxes that it is contesting in good faith and by appropriate proceedings). None of Borrower, any Guarantor's or any Non-Guarantor has
received any written notice proposing tax assessment against any such Loan Party which could reasonably be expected to have a Material Adverse Effect. To the extent any taxes, assessments, charges and fees are being contested, the applicable Loan Party (other than Ormat Technologies) has established reserves that are adequate for the payment thereof in conformity with GAAP.

         4.14.2 To Borrower's, each Guarantor's and each Non-Guarantor's knowledge, (a) at all times since its formation, each Project Company has been an entity that is disregarded as separate from its owner for federal income tax purposes and (b) no IRS Form 8832 has ever been filed with respect to any
Project Company to treat such Project Company as other than a disregarded entity.

         4.14.3 None of Borrower, any Guarantor and any Non-Guarantor has any
liability for the taxes of any Person (other than itself) (i) under Treasury
Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or

                                       31

successor, (iii) by contract, or (iv) otherwise, other than those liabilities which are being assumed by (through indemnification of OrHeber 1, OrHeber 2,
OrHeber 3 and OrMammoth or otherwise) Covanta under the Acquisition Agreement.

         4.14.4 Borrower does not intend to treat the Loans (including the incurrence thereof) as being a "reportable transaction" (within the meaning of
Treasury Regulation Section 1.6011-4).

    4.15 OWNERSHIP OF PROPERTY; LIENS; MATERIAL REAL PROPERTY INTERESTS.
Borrower, each Guarantor and each Non-Guarantor have, as applicable, (a) good, marketable and insurable easement, fee and/or leasehold interest in each of the
Material Real Property Interests, free and clear of all Liens (other than the
Title Exceptions) and (b) good, marketable and valid title to all other
Collateral, free and clear of all Liens (other than Permitted Liens). With respect to each Project, the Title Exceptions do not, in the aggregate, materially and adversely affect the value, operations or use of such Project.
Exhibit G-6 contains an accurate and complete list of all of the Project
Companies' material real property interests (including fee, leasehold and easement interests).

    4.16 GOVERNMENTAL REGULATION. None of the Loan Parties, Administrative
Agent, or any Bank, nor any Affiliate of any of them will (solely as a result of the ownership, leasing or operation of the Projects, the sale of electricity, capacity or ancillary services therefrom or the entering into any Credit
Document or Project Document or any transaction contemplated thereby) be subject to, or not exempt from, regulation under the FPA or PUHCA or under state laws and regulations respecting the rates or the financial or organizational regulation of electric utilities, except that each Project Company will be subject to Sections 1-18, 21-30, 202(c), 210-214 and 305(c) of the FPA and such provisions of Part III of the FPA as may be necessary for FERC actions to enforce the foregoing. Except to the extent provided in the preceding clause, none of Borrower, any Guarantor or any Non-Guarantor will be deemed by any
Governmental Instrumentality to be subject to financial, organizational or rate regulation as an "electric utility", "electric corporation", "electrical company", "public utility", or "public utility holding company" or any similar
Person under any applicable Governmental Rule.

    4.17 MARGIN STOCK. None of Borrower, any Guarantor or any Non-Guarantor is
engaged principally, or as one of its principal activities, in the business of extending credit for the purpose of "buying", "carrying" or "purchasing" margin stock (each as defined in Regulations T, U or X of the Federal Reserve Board),
and no part of the proceeds of the Loans will be used by any Loan Party for the purpose of "buying", "carrying" or "purchasing" any such margin stock or for any other purpose which violates the provisions of the regulations of the Federal
Reserve Board.

    4.18 BUDGETS; PROJECTIONS. Borrower has prepared the Capital Expenditures
Budget, the Operating Budget and the Projections and is responsible for developing the assumptions on which such Capital Expenditures Budget, Operating
Budget and the Projections are based; and such Capital Expenditures Budget,
Operating Budget and the Projections (a) are based on reasonable assumptions
(including as to all legal and factual matters material to the estimates set forth therein) and (b) are consistent in all material respects with the provisions of

                                       32

the Major Project Documents in effect as of the Closing Date.

    4.19 FINANCIAL STATEMENTS. In the case of each financial statement of (a)
Ormat Technologies for the calendar year ending on December 31, 2002, (b)
Sponsor for the quarterly period ending on March 31, 2003 and (c) Sponsor for the quarterly period ending on September 30, 2003, each such financial statement and information has been prepared in conformity with GAAP and fairly presents, in all material respects, the financial position (on a consolidated and, where applicable, consolidating basis) of such Loan Party, described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of such Loan Party, described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure.

    4.20 NO DEFAULT. None of Borrower, any Guarantor or any Non-Guarantor is in
default under any Major Project Document as of the Closing Date, except with respect to defaults that may be claimed by any landowner set forth on Exhibit N who (a) has submitted claims to the Bankruptcy Court relating to the SIGC
Project, the HFC Project or the HGC Project, and (b) has not entered into a settlement agreement with respect to such claims (each such landowner, an
"Outstanding Non-Royalty Claimant"). No Potential Event of Default or Event of
Default has occurred and is continuing.

    4.21 ORGANIZATION ID NUMBER. The organizational identification numbers of the Loan Parties (other than Ormat Technologies) set forth on Exhibit M are true and correct.

    4.22 INTELLECTUAL PROPERTY. Borrower, each Guarantor and each Non-Guarantor own or possess all Permits, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are necessary for the operation of its business, without known conflict with the rights of others.

    4.23 CERTAIN FEES. No broker's or finder's fee or commission will be payable with respect to the transactions contemplated by the Credit Documents, other than (a) fees payable to Administrative Agent, the Banks or any of their respective Affiliates and (b) fees payable by Sponsor to Marathon Capital, LLC.

    4.24 COLLATERAL. The Liens granted to Administrative Agent (for the benefit of the Secured Parties) pursuant to the Collateral Documents (a) constitute as to personal property included in the Collateral a valid lien, subject, with respect to any proceeds, to the limitations set forth in Section 9-315 of the
UCC and (b) constitute as to the Mortgaged Property included in the Collateral a valid Lien on the Mortgaged Property; provided, however, that the Non-Material
Real Property Interests shall be subject to the Real Property Standard for purposes of this Section 4.24(b). The security interest granted to
Administrative Agent (for the benefit of the Secured Parties) pursuant to the
Collateral Documents in the Collateral consisting of personal property (other than the Operating Accounts and all amounts deposited therein or credited thereto) will be perfected (i) with respect to any property that can be perfected solely by filing, to the extent Article 9 of the UCC applies thereto, upon the filing of financing statements in the filing offices identified in
Exhibit D-6, (ii) with respect to any property that can be perfected by

                                       33

control (subject to Section 6.14), upon execution of the Depositary Agreement, and (iii) with respect to any property (if any) that can be perfected by possession, upon Administrative Agent receiving possession thereof, and in each case such security interest will be, as to Collateral perfected under the UCC or otherwise as aforesaid, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, Lien, security interests, encumbrance, assignment or otherwise, except (A) with respect to the
Collateral described in clause (i) of this Section 4.24, the Permitted Liens described in clauses (a) and (e) of the definition of "Permitted Liens" and, to the extent required by Governmental Rule, those matters described in clauses
(b), (c) and (g) of the definition of "Permitted Liens" and (B) with respect to the Collateral described in clauses (ii) and (iii) of this Section 4.24, the
Permitted Liens described in clause (a) of the definition of "Permitted Liens"
and, to the extent required by Governmental Rule, those matters described in clause (b) of the definition of "Permitted Liens". Except to the extent possession of portions of the Collateral is required for perfection, all such action as is necessary has been taken to establish and perfect Administrative
Agent's rights in and to the Collateral in existence on the Closing Date to the extent Administrative Agent's security interest can be perfected by filing, including any recording, filing, registration, giving of notice or other similar action; provided, however, that the Non-Material Real Property Interests shall be subject to the Real Property Standard for purposes of this sentence. Subject to the requirements contained in the UCC with respect to the filing of continuation statements, no filing, recordation, re-filing or re-recording other than those listed on Exhibit D-6 hereto is necessary to perfect and maintain the perfection of the interest, title or Liens of the Collateral Documents, and on the Closing Date all such filings or recordings will have been made to the extent Administrative Agent's security interest can be perfected by filing.
Borrower has properly delivered or caused to be delivered, or provided control, to Administrative Agent or Depositary Agent all Collateral that permits perfection of the Lien and security interest described above by possession or control.

    4.25 SUFFICIENCY OF PROJECT DOCUMENTS. Other than those that can be reasonably expected to be commercially available when and as required, the services to be performed, the materials to be supplied and the real property interests, the easements and other rights granted, or to be granted, pursuant to the Major Project Documents in effect as of the Closing Date comprise all of the material services, materials and property interests required to lease, own and operate the Projects in accordance with the terms of the Credit Documents and the Major Project Documents.

    4.26 UTILITY SERVICES. All utility services necessary for operation of each
Project for its intended purposes are available at such Project.

    4.27 REAL PROPERTY RIGHTS. Each Project Company possesses all necessary easements, rights of way, licenses, agreements and other rights for (a) the contiguous interconnection and utilization of all interconnection facilities
(including geothermal resource production and injection pipelines) and (b) the operation of the Projects in accordance with the Projections.

    4.28 PROPER SUBDIVISION. Each Material Real Property Interest has been subdivided or entitled to exception therefrom, and for all purposes each
Material Real Property Interest may

                                       34

be mortgaged, conveyed and otherwise dealt with as separate legal lots or parcels.

    4.29 FLOOD ZONE DISCLOSURE. No material portion of the Collateral includes improvements that are located in an area that has been identified by the Federal
Emergency Management Agency as an area having special flood or mudslide hazards and in which flood insurance has been made available under the National Flood
Insurance Act of 1968, as amended.

    4.30 QF STATUS. Each Project is, and has been since it commenced commercial operation, (a) a QF, and (b) exempt from all provisions of the FPA. Each
Project's FERC Form 556 most recently filed with FERC contains current and accurate ownership and operating characteristics of such Project, except for updated information that is to be included in the filings contemplated by
Section 5.19.1.

    4.31 ACQUISITION AGREEMENT. The representations and warranties of each applicable Loan Party contained in the Acquisition Agreement are true and correct in all material respects.

    4.32 SOLVENCY.(a) Borrower, each Guarantor and each Non-Guarantor is
Solvent.

    4.33 GEOTHERMAL RESOURCES. To the knowledge of Borrower, the geothermal resources available to the Project Companies under the applicable Project
Documents are sufficient to operate each Project in accordance with the terms of the Power Purchase Agreements and the Credit Documents and in a manner consistent with the Projections.

    4.34 OPERATOR EXPERIENCE. Sponsor has substantial experience in the operation and maintenance of comparable geothermal electric generating facilities and geothermal fields (including associated equipment) and is fully qualified to operate and maintain the Projects in accordance with the terms of the Power Purchase Agreements and the Credit Documents and in a manner consistent with the Projections.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

                  Borrower covenants and agrees that until the repayment in full in cash of all Obligations (other than those contingent Obligations that are intended to survive the termination of this Agreement or the other applicable
Credit Documents), Borrower shall, and shall cause each of the Guarantors and the Non-Guarantors, as applicable, to:

    5.1 USE OF PROCEEDS. Use the proceeds of the Loans only (a) to fund the
Acquisition and (b) to pay related fees and expenses of Borrower, in each case as provided in the Funds Flow Memorandum.

    5.2 PAYMENT OF OBLIGATIONS. Pay all of Borrower's, each Guarantor's and each
Non-Guarantor's respective obligations due under the Project Documents as and when due and payable, except (a) such as may be contested in good faith or as to which a bona fide dispute may exist (provided that adequate reserves have been established in conformity with GAAP), and

                                       35

(b) Borrower's and the Project Companies' trade payables which shall be paid in the ordinary course of business.

    5.3 WARRANTY OF TITLE. Maintain (a) good, marketable and insurable fee, easement and/or leasehold interests in each Material Real Property Interest, as applicable, and (b) good, legal and valid title to all of its other respective material properties and assets (other than properties and assets disposed of in the ordinary course of business or otherwise disposed of in accordance with
Section 6.3), in each case free and clear of all Liens (other than Permitted
Liens). Borrower, the Guarantors and the Non-Guarantors shall warrant and defend, as applicable, title to and right of possession and use of each Project, and the validity and priority of the Liens of the Secured Parties on the
Collateral.

    5.4 NOTICES; REPORTS. Promptly, upon acquiring notice or giving notice
(except as otherwise specified below), as the case may be, or obtaining knowledge thereof, give written notice (with copies of any underlying notices, papers, files or related documentation) to Administrative Agent of:

         5.4.1 any litigation pending or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, threatened in writing against Borrower, any
Guarantor or any Non-Guarantor involving claims against such Loan Party or a
Project in excess of $500,000 individually or $1,000,000 in the aggregate per calendar year or involving any injunctive, declaratory or other equitable relief, such notice to include, if requested in writing by Administrative Agent, copies of all papers filed in such litigation and to be given monthly if any such papers have been filed since the last notice given;

         5.4.2 any dispute or disputes for which written notice has been received by Borrower, any Guarantor or any Non-Guarantor which may exist between such Loan Party and any Governmental Instrumentality and which involve (a)
claims against Borrower, any Guarantor or any Non-Guarantor which exceed
$500,000 individually or $1,000,000 in the aggregate per calendar year, (b)
injunctive or declaratory relief, or (c) revocation, modification, failure to renew or the like of any material discretionary Permits necessary for the performance of any Loan Party's (other than Ormat Technologies') or Major
Project Participant's obligations under the Credit Documents or the Major
Project Documents;

         5.4.3 any Event of Default or Potential Event of Default;

         5.4.4 any casualty, damage or loss, whether or not insured, through fire, theft, other hazard or casualty, or any act or omission of (a) Borrower, any Guarantor, any Non-Guarantor, or any of their employees, agents, contractors, consultants or representatives in excess of $500,000 for any one casualty or loss or $1,000,000 in the aggregate in any calendar year, or (b) to
Borrower's, each Guarantor's and each Non-Guarantor's knowledge, any other
Person if such casualty, damage or loss could reasonably be expected to have a
Material Adverse Effect;

         5.4.5 any cancellation, suspension or material change in the terms, coverage or amounts of any insurance described in Exhibit K;

                                       36

         5.4.6 any contractual obligations incurred by Borrower, any Guarantor or any Non-Guarantor exceeding $500,000 per year in the aggregate for a Project, not including any obligations incurred pursuant to the Operative Documents or any obligation contemplated in the then-current Capital Expenditures Budget or the then-current Operating Budget;

         5.4.7 any intentional withholding of compensation to, or any right to withhold compensation claimed by, any Major Project Participant, other than retention provided by the express terms of any such contracts;

         5.4.8 any (a) termination (other than expiration in accordance with its terms and any applicable Consent) or material default of which Borrower, any
Guarantor or any Non-Guarantor has knowledge or written notice thereof under any
Major Project Document and (b) material Project Document Modification (with copies of all such Project Document Modifications whether or not requiring approval of Administrative Agent or the Required Banks pursuant to Section
6.12);

         5.4.9 any written claim of events of force majeure (including claims therefor regardless of whether Borrower believes such claim has merit) and, to the extent requested in writing by Administrative Agent, copies of invoices or statements which are reasonably available to Borrower, any Guarantor or any
Non-Guarantor under any Major Project Document, certified by an authorized representative of Borrower, together with a copy of any supporting documentation, schedule, data or affidavit delivered under such Major Project
Document;

         5.4.10 any (a) material noncompliance with any Hazardous Substance Law or any material Release of Hazardous Substances on or from each Site that has resulted or could reasonably be expected to result in personal injury or material property damage or to have a Material Adverse Effect, (b) pending or, to Borrower's, each Guarantor's and each Non-Guarantor's knowledge, threatened in writing, Environmental Claim against Borrower or, to Borrower's, each
Guarantor's and each Non-Guarantor's knowledge, any of its Affiliates, contractors, lessees or any other Persons, arising in connection with their occupying or conducting operations on or at any Project or any Site which, if adversely determined, could reasonably be expected to have a Material Adverse
Effect, or (c) underground tank, whether operative or temporarily or permanently closed, located on any Site;

         5.4.11 promptly, but in no event later than 10 Banking Days prior to any Lease Solution, notice thereof, which notice shall describe, in reasonable detail, the nature of such Lease Solution;

         5.4.12 promptly, but in no event later than 10 Banking Days prior to any change in or transfer of ownership interests in Borrower, any Guarantor, any
Non-Guarantor or any Project (including a Mammoth Ownership Event), notice thereof, which notice shall identify any transferee of such ownership interest and the nature of such transferee's interest or shall describe, in reasonable detail, such other change or transfer; provided that Borrower shall not be obligated to notify Administrative Agent of any change in the Constellation
Entities' interest in Mammoth Lakes or a transfer by the Constellation Entities of any of their ownership interest in Mammoth

                                       37

Lakes if such changes or transfer was to an Affiliate of the Constellation
Entities, in each case until 30 days after it has knowledge of the occurrence of such change or transfer.

         5.4.13 initiation of any condemnation proceedings involving any
Project, any Site or any material portion thereof;

         5.4.14 promptly, but in no event later than fifteen Banking Days after
Borrower has knowledge of the execution and delivery thereof, a copy of each
Additional Project Document;

         5.4.15 promptly, but in no event later than 30 days after the receipt thereof by Borrower, copies of (a) any material discretionary Permits necessary for the performance of the any Loan Party's (other than Ormat Technologies')
obligations under the Credit Documents or the Major Project Documents obtained by such Loan Party after the Closing Date, (b) any amendment, supplement or other modification to any material discretionary Permits necessary for the performance of the any Loan Party's (other than Ormat Technologies') or Major
Project Participant's obligations under the Credit Documents or the Major
Project Documents after the Closing Date and (c) all material notices relating to any Project received by Borrower, any Guarantor or any Non-Guarantor from, or delivered by any such Loan Party to, any Governmental Instrumentality;

         5.4.16 promptly, but in no event later than five days after occurrence thereof, notice of (a) the scheduling of any outage with an anticipated duration in excess of ten days, (b) any outage (scheduled or otherwise) with a duration in excess of ten days, and (c) any de-rating or change in the rating of any
Project; and

         5.4.17 (a) within ten days after the occurrence of a Reportable Event with respect to any ERISA Plan; (b) promptly, but in no event later than fifteen days, after the withdrawal of any Loan Party (other than Ormat Technologies) or any ERISA Affiliate from a Multiemployer Plan; (c) promptly, but in no event later than five days, after the PBGC institutes any proceedings to terminate any
ERISA Plan or takes action to appoint a trustee of any ERISA Plan under Section
4042 of ERISA; (d) promptly, but in no event later than ten days, after the occurrence of any event which could give rise to a Lien in favor of the IRS or the PBGC under any ERISA Plan; (e) promptly, but in no event later than 30 days, after any Loan Party (other than Ormat Technologist) or any ERISA Affiliate has knowledge that any ERISA Plan that is a Multiemployer Plan is in reorganization, is insolvent or intends to terminate under Section 4041A of ERISA and (f)
promptly, but in no event later than ten days after, the date any Loan Party
(other than Ormat Technologies) or any ERISA Affiliate shall apply for a minimum funding waiver under Section 412 of the Code with respect to an ERISA Plan, a description thereof and copies of documents and materials related thereto.

    5.5 FINANCIAL STATEMENTS.

         5.5.1 Deliver or cause to be delivered to Administrative Agent, in form and detail reasonably satisfactory to Administrative Agent (except where GAAP is specifically required):

                                       38

         (a) as soon as practicable and in any event within 60 days after the end of (i) each quarterly accounting period of each Guarantor's and each
Non-Guarantor's fiscal year and (ii) each of the first three quarterly accounting periods of Borrower's fiscal year (in each case commencing with the fiscal quarter ending March 31, 2004), unaudited quarterly financial statements of Borrower, the Guarantors and the Non-Guarantors as of the last day of such quarterly period and the related statements of income, cash flow, and shareholders' or members' equity (as applicable) for such quarterly period and
(in the case of second and third quarterly periods) for the portion of the fiscal year ending with the last day of such quarterly period, setting forth in each case (but only with respect to periods occurring during or after the 2005 fiscal year) in comparative form corresponding unaudited figures from the preceding fiscal year (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report or Form 10-Q filed with the
United States Securities Exchange Commission), all prepared in accordance with
GAAP (subject to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure); and

         (b) as soon as practicable and in any event within 120 days after the close of each applicable fiscal year, audited consolidated financial statements of Borrower (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report or Form 10-K filed with the United States
Securities Exchange Commission). Such financial statements shall include a balance sheet as of the close of such year, an income and expense statement, reconciliation of capital accounts (where applicable) and a statement of cash flow (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report or Form 10-K filed with the United States
Securities Exchange Commission), all prepared in accordance with GAAP and certified by an independent certified public accountant selected by the Person whose financial statements are being prepared. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the records of Borrower.

         5.5.2 Cause to be delivered, along with such financial statements of
Borrower, the Guarantors and the Non-Guarantors that are required to be provided pursuant to Section 5.5.1, a certificate signed by a Responsible Officer of such
Loan Party certifying that (a) such Responsible Officer has made or caused to be made a review of the transactions and financial condition of such Loan Party during the relevant fiscal period and that such review has not, to such
Responsible Officer's knowledge, disclosed the existence of any event or condition which constitutes an Event of Default or Potential Event of Default,
or if any such event or condition existed or exists, the nature thereof and the corrective actions that such Loan Party has taken or proposes to take with respect thereto, (b) such Loan Party is in compliance with all applicable material provisions of each Credit Document to which such Loan Party is a party or, if such is not the case, stating the nature of such non-compliance and the corrective actions which such Loan Party has taken or proposes to take with respect thereto, and (c) such financial statements are true and correct in all material respects and that no material adverse change in the consolidated assets, liabilities, operations, or financial condition of such Loan Party has occurred since the date of the immediately preceding financial statements provided to Administrative Agent or, if a material adverse change has occurred, the nature of such change.

                                       39

    5.6 BOOKS, RECORDS, ACCESS.

         5.6.1 Maintain, or cause to be maintained, adequate books, accounts and records with respect to Borrower and the Projects.

         5.6.2 Subject to requirements of Governmental Rules, safety requirements and existing confidentiality restrictions imposed upon any Loan
Party (other than Ormat Technologies) by any other Person, permit employees or agents of Administrative Agent and Independent Engineer at any reasonable times and upon reasonable prior notice to inspect all of their respective properties, to examine or audit all of their respective books, accounts and records and make copies and memoranda thereof, and to communicate with their auditors outside their presence (it being acknowledged that Administrative Agent shall endeavor to notify Borrower of any such communications with auditors prior to such communications).

    5.7 COMPLIANCE WITH LAW. Promptly comply, or cause compliance, in all material respects with all Legal Requirements (including Legal Requirements and applicable Permits relating to pollution control, environmental protection, equal employment opportunity or employee benefit plans, ERISA Plans and employee safety, with respect to any Project Company or any Project), and make such alterations to the Projects and the Sites as may be required for such compliance; provided, however, that nothing in this Section 5.7 shall prohibit
Borrower from challenging or defending any claim or proceeding asserting that such noncompliance may exist.

    5.8 EXISTENCE; CONDUCT OF BUSINESS. Except as otherwise expressly permitted under this Agreement, (a) maintain and preserve its existence and all material rights, privileges and franchises necessary in the normal conduct of its business, (b) subject to Section 5.2, perform (to the extent not excused by force majeure events or the nonperformance of the other party and not subject to a good faith dispute) all of its material contractual obligations under the
Major Project Documents to which it is party or by which it is bound, (c)
maintain all of its Permits and use reasonable efforts to cause all Major
Project Participants to maintain all of their respective Permits related to the
Projects, except to the extent that any such failure to maintain could not reasonably be expected to have a Material Adverse Effect, and (d) obtain all
Permits necessary for the operation of the Projects in accordance with the Power
Purchase Agreements and the Credit Documents and in a manner consistent with the
Projections.

    5.9 EXEMPTION FROM REGULATION. Take or cause to be taken all necessary or appropriate actions so that (a) each Project will be a QF and (b) each Loan
Party (other than Ormat Technologies) and each Project shall not be subject to, or shall be exempt from, financial or organizational regulation as a "public utility company" or "public utility holding company" under PUHCA, the FPA or financial, organizational or rate regulation as a public utility under the laws of the State of California.

    5.10 OPERATION OF THE PROJECTS.

                                       40

    5.10.1 Cause the Project Companies to keep each Project in good operating condition consistent with the standard of care set forth in the Major Project
Documents and all applicable Permits, and make all repairs necessary to keep each such Project in such condition.

    5.10.2 Cause the Project Companies to operate each Project in a manner consistent with Prudent Utility Practices and in compliance with the terms of the Power Purchase Agreements.

    5.10.3 At any time after June 30, 2004, if the Lease Buyout shall not have occurred, at the request of Administrative Agent, (a) cause Sponsor to assign the SIGC O&M Agreement to a wholly-owned Subsidiary of Borrower and an Affiliate of OrHeber 1, (b) transfer or cause to be transferred all of the employees of
Sponsor who operate, administer and maintain the SIGC Project to such newly formed wholly-owned Subsidiary of Borrower, (c) grant or cause to be granted to
Administrative Agent (for the benefit of the Secured Parties) a first-priority perfected Lien on the ownership interests and assets of such newly formed wholly-owned Subsidiary of Borrower, and (d) provide or cause to be provided to
Administrative Agent with respect to such transactions and such newly formed wholly-owned Subsidiary of Borrower, to the satisfaction of Administrative
Agent, (i) assignment and transfer documents, (ii) Consents as described in
Section 5.13.2, (iii) each of the documents described in Sections 3.1.1, 3.1.3 and 3.1.4 and (iv) opinions of counsel as described in Section 3.1.8.

    5.11 BUDGETS.

         5.11.1 On or before 90 days prior to the beginning of each calendar year (other than 2004), adopt an operating plan and a budget, detailed by month, of anticipated Project Revenues, such budget to include scheduled debt service, proposed dividend distributions, proposed Major Maintenance, proposed reserves and all anticipated O&M Costs (including reasonable allowance for contingencies)
applicable to each Project for the ensuing calendar year (each such annual operating plan and budget, including the Initial Operating Budget, an "Operating
Budget"). There shall be one Operating Budget for the Mammoth Project and, at
the election of Borrower, there shall be one or more Operating Budgets for the
SIGC Project, the HGC Project and the HFC Project. Each Operating Budget shall be subject to the approval of Administrative Agent only if (a) the aggregate amount of anticipated O&M Costs exceeds by 15% or is less by 20% of the amount proposed to be expended by the applicable Loan Parties (other than Ormat
Technologies) for all such items during the applicable calendar year (as set forth in the Projections), or (b) the aggregate amount of actual O&M Costs (i)
for the prior three-years (or, if applicable, partial years) exceeds by 10% or
(ii) for the prior three-years (or, if applicable, partial years) is less than
85%, in each case of the amount proposed (as set forth in the Projections) to be expended by the applicable Loan Parties (other than Ormat Technologies) for all such items during such prior years. Each Project Company shall operate and maintain each Project within amounts for (A) any line-item set forth in the
Operating Budget not to exceed 120% (on a year-to-date basis) and (B) all line-items set forth in the Operating Budget not to exceed (I) during the first six months of the applicable calendar year, 115% (on a year-to-date basis) and
(II) during the last six months of the applicable calendar year, 110% (on a year-to-date basis).

                                       41

         5.11.2 On or before 90 days prior to the beginning of each calendar year (other than 2004), adopt a capital expenditures plan and a budget, detailed by quarter, of anticipated capital expenditures (including reasonable allowance for contingencies) applicable to each Project for the ensuing calendar year
(each such annual capital expenditures, including the Initial Capital
Expenditures Budget, a "Capital Expenditures Budget"). There shall be one
Capital Expenditures Budget for the Mammoth Project and, at the election of
Borrower, there shall be one or more Capital Expenditures Budgets for the SIGC
Project, the HGC Project and the HFC Project. Each Capital Expenditures Budget
shall be subject to the approval of Administrative Agent only if (a) the aggregate amount of anticipated capital expenditures exceeds by 15% or is less by 20% of the amount proposed to be expended by the applicable Loan Parties
(other than Ormat Technologies) for all such items during the applicable calendar year (as set forth in the Projections), or (b) the aggregate amount of actual capital expenditures (i) for the prior three-years (or, if applicable, partial years) exceeds by 10% or (ii) for the prior three-years (or, if applicable, partial years) is less than 85%, in each case of the amount proposed
(as set forth in the Projections) to be expended by the applicable Loan Parties
(other than Ormat Technologies) for all such items during such prior years. Each
Project Company shall perform capital expenditures for each Project within amounts for (A) any line-item set forth in the Capital Expenditures Budget not to exceed 120% (on a year-to-date basis) and (B) all line-items set forth in the
Capital Expenditures Budget not to exceed (I) during the first six months of the applicable calendar year, 115% (on a year-to-date basis) and (II) during the last six months of the applicable calendar year, 110% (on a year-to-date basis).

    5.12 PRESERVATION OF RIGHTS; FURTHER ASSURANCES.

         5.12.1 Maintain in full force and effect, perform (subject to Section
5.2) the obligations of Borrower, each Guarantor and each Non-Guarantor under, preserve, protect and defend the material rights of Borrower, each Guarantor and each Non-Guarantor under and take all reasonable action necessary to prevent termination (except by expiration in accordance with its terms) of each and every Major Project Document, including (where Borrower, a Guarantor or a
Non-Guarantor, as applicable, in the exercise of its business judgment deems it proper) prosecution of suits to enforce any material right of such Loan Party thereunder and enforcement of any material claims with respect thereto;
provided, however, that upon the occurrence and during the continuance of an
Event of Default if Administrative Agent requests that certain actions be taken and the applicable Loan Party (other than Ormat Technologies) fails to take the requested actions within five Banking Days, Administrative Agent may enforce in its own name or in such Loan Party's name, such rights of such Loan Party in the manner and to the extent provided in the Security Agreements and the other
Credit Documents.

         5.12.2 From time to time, execute, acknowledge, record, register, deliver and/or file all such notices, statements, instruments and other documents (including any memorandum of lease or other agreement, financing statement, continuation statement, certificate of title or estoppel certificate), relating to the Loans stating the interest and charges then due and any known Events of Default or Potential Events of Default, and take such other steps as may be necessary or advisable to render fully valid and enforceable under all applicable laws the rights, liens and priorities of the
Secured Parties with respect to all Collateral and other security from

                                       42

time to time furnished under this Agreement and the other Credit Documents or intended to be so furnished, in each case in such form and at such times as shall be reasonably requested by Administrative Agent, and pay all reasonable fees and expenses (including reasonable attorneys' fees) incident to compliance with this Section 5.12.2.

         5.12.3 If Borrower, any Guarantor or any Non-Guarantor that previously has executed and delivered a Deed of Trust shall at any time acquire any real property or leasehold or other interest in real property not covered by any such
Deed of Trust, then promptly upon such acquisition, execute, deliver and record a supplement to the applicable Deed of Trust, reasonably satisfactory in form and substance to Administrative Agent, subjecting the real property or leasehold or other interests to the Lien created by such Deed of Trust. If reasonably requested by Administrative Agent, Borrower shall obtain an appropriate title insurance policy endorsement or supplement, as applicable, insuring the Lien of the Secured Parties in such additional property, subject only to Permitted Liens and other exceptions to title approved by Administrative Agent.

         5.12.4 Upon the request of Administrative Agent, execute and deliver all documents as shall be necessary or that Administrative Agent shall reasonably request in connection with the rights and remedies of Administrative
Agent and the Banks under the Operative Documents, and perform, such other reasonable acts as may be necessary to carry out the intent of this Agreement and the other Credit Documents.

         5.12.5 Take such action, including the execution and filing of all such documents and instruments, as may be necessary to effect and continue the appointment of CT Corporation System as its agent for service of process in full force and effect, or if necessary by reason of any fact or condition relating to such agent, to replace such agent (but only after having given notice and evidence thereof to Administrative Agent).

    5.13 POST-CLOSING CONSENTS.

         5.13.1 On or before the date which is 60 days after the Closing Date or, in respect of Major Project Documents related to the SIGC Project, on or before March 31, 2004, cause each applicable Project Company and each applicable
Major Project Participant in respect of the Major Project Documents described in
Exhibit E-2, respectively, to enter into (a) a Consent in substantially the form of Exhibit E-1 or (b) in the case of the Major Project Documents to which Edison or IID is a counterparty, a Consent substantially in the form customarily provided by such Persons in substantially similar circumstances.

         5.13.2 With respect to any Additional Project Document entered into by
HGC, HFC, Mammoth Lakes (at any time after a Mammoth Ownership Event) or SIGC
(at any time after a Lease Buyout), cause the applicable counterparty to execute and deliver to Administrative Agent (a) a Consent in substantially the form of
Exhibit E-1 or (b) in the case of any Additional Project Document to which
Edison or IID is a counterparty, a Consent substantially in the form customarily provided by such Persons in substantially similar circumstances.

    5.14 INSURANCE. Maintain in effect at all times the types of insurance set forth on Exhibit K, in the amounts and on the terms and conditions specified therein, with insurance companies

                                       43

rated "A-" or better, with a minimum size rating of "IX", by Best's Insurance
Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best's Insurance Guide and Key
Ratings shall no longer be published).

    5.15 TAXES. Timely file all federal, state and local tax returns and reports that it is required to file, and pay all taxes, material assessments, utility charges, fees and other governmental charges it is required to pay to the extent due. The applicable Loan Party may contest in good faith any such taxes, assessments and other charges and, in such event, may permit the taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when such Loan Party is in good faith contesting the same, so long as (a) reserves to the extent required by GAAP have been established in an amount sufficient to pay any such taxes, assessments or other charges, accrued interest thereon and potential penalties or other costs relating thereto, or other adequate provision for the payment thereof shall have been made and maintained at all times during such contest, (b) enforcement of the contested tax, assessment or other charge is effectively stayed for the entire duration of such contest, and (c) any tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest.

    5.16 EMINENT DOMAIN. If an event of eminent domain shall occur, (a)
diligently pursue all its rights to compensation against the relevant
Governmental Instrumentality, (b) not, without the written consent of the
Required Banks, compromise or settle any claim against such Governmental
Instrumentality, and (c) pay or apply all eminent domain proceeds in accordance with the Depositary Agreement. Borrower, the Guarantors and the Non-Guarantors
consent to, and agree not to object to or otherwise impede or impair, the participation of Administrative Agent in any eminent domain proceedings, and such Loan Party shall from time to time deliver to Administrative Agent all documents and instruments requested by it to permit such participation.

    5.17 GE LEASE SOLUTION. Use its best efforts to (a) extend the term of the
GE Lease until a date no earlier than the Maturity Date on terms and conditions satisfactory to the Required Banks, in their respective reasonable business judgment (it being acknowledged and agreed that the Required Banks may not approve any such extension or terms if the annual rent or lease payment under the GE Lease is an amount in excess of (i) 0.50 multiplied by (ii) the difference between (A) the projected Project Revenues generated by SIGC and (B)
the projected amount of SIGC's O&M Costs (excluding any such rent or lease payments); or (b) purchase the SIGC Project from GECC (a "Lease Buyout") on terms and conditions reasonably acceptable to the Required Banks (it being acknowledged and agreed that the Required Banks may not approve any such purchase if the purchase price is to be paid by Borrower, any Guarantor or any
Non-Guarantor, unless the funds used to pay such purchase price are Equity Funds and/or Subordinated Loans and are supplied to Borrower, the applicable Guarantor or the applicable Non-Guarantor by Sponsor or are raised by the Loan Parties in a financing contemplated by Section 5 of the Fee Letter). Upon any such Lease
Buyout, the Loan Parties (other than Ormat Technologies and Sponsor) shall concurrently take all actions necessary to (i) grant Administrative Agent, for the benefit of the Secured Parties, a first-priority perfected Lien on the

                                       44

assets of SIGC, ORNI, OrHeber 2 and OrHeber 3 (subject to any Permitted Liens), pursuant to (A) a Deed of Trust, in substantially the form of Exhibit D-1 (with respect to SIGC only) and (B) a Security Agreement, in substantially the form of
Exhibit D-2; (ii) pledge all of the ownership interests in SIGC, OrHeber 2 and
OrHeber 3 to Administrative Agent, for the benefit of the Secured Parties, pursuant to a Pledge Agreement in substantially the form of Exhibit D-3, (iii)
provide a guaranty by SIGC, ORNI, OrHeber 2 and OrHeber 3 of the Obligations of
the other Loan Parties (other than Ormat Technologies and Sponsor) under the
Credit Documents, in substantially the form of Exhibit D-5, and (iv) provide to
Administrative Agent the following documents related to such Lease Buyout: (A)
executed copies of the purchase documents, (B) Consents as described in Section
5.13.2, (C) each of the documents described in Section 3.1.1 relevant to the
Lease Buyout, (D) opinions of counsel as described in Section 3.1.8 and (E)
title insurance policies (with a survey exception) and surveys (which surveys shall be completed within the Applicable Post-Closing Period) substantially similar to those described in Section 5.20. The successful consummation of a transaction described in clause (a) or (b) above shall be referred to herein as the "Lease Solution". If the Lease Solution is not implemented, then SIGC shall properly exercise its initial three-year renewal option under the GE Lease on or before September 30, 2004. No Loan Party shall exercise any other renewal option or purchase option under the GE Lease. Administrative Agent, the Banks and
Borrower hereby acknowledge that the purchase of the SIGC Project from Owner
Participant pursuant to the terms of the Purchase Agreement, dated as of
November 14, 2003, by and between Ormat Technologies and Owner Participant
(without giving effect to any amendments or waivers thereto which have not been approved in writing by Administrative Agent) shall be deemed to be, upon the successful consummation of the acquisition contemplated thereby, a Lease Buyout and a Lease Solution.

    5.18 MAMMOTH LAKES SECURITY. Upon any Mammoth Ownership Event, concurrently take all actions necessary to (a) grant Administrative Agent, for the benefit of the Secured Parties, a first-priority perfected Lien on the assets of Mammoth
Lakes (subject to any Permitted Liens), pursuant to (i) a Deed of Trust, in substantially the form of Exhibit D-1 and (ii) a Security Agreement, in substantially the form of Exhibit D-2, (b) pledge all of the ownership interests in Mammoth Lakes to Administrative Agent, for the benefit of the Secured
Parties, pursuant to a Pledge Agreement in substantially the form of Exhibit
D-3, (c) provide a guaranty by Mammoth Lakes of the obligations of the other
Loan Parties (other than Ormat Technologies and Sponsor) under the Credit
Documents, in substantially the form of Exhibit D-5 and (d) provide to
Administrative Agent the following documents related to such Mammoth Ownership
Event: (A) executed copies of the purchase or transfer documents, (B) Consents as described in Section 5.13.2, (C) each of the documents described in Sections
3.1.1 and 3.1.3 (including the partnership agreement of Mammoth Lakes), (D)
opinions of counsel as described in Section 3.1.8 and (E) title insurance policies (with a survey exception) and surveys (which surveys shall be completed within the Applicable Post-Closing Period) substantially similar to those described in Section 5.20.

    5.19 FERC MATTERS.

         5.19.1 Cause each applicable Project Company to prepare and file with
FERC, within 20 Banking Days of the Closing Date, a self-certification using
FERC Form 556 updating

                                       45

the Project's prior certification or self-certification, as applicable, to include any changes that have occurred as a result of the Acquisition. Each such self-certification shall comply with all applicable FERC rules and regulations.

         5.19.2 Cause each applicable Project Company to receive all necessary approvals under the law (including applicable FERC rules and regulations) before selling any electrical energy to any Person other than Edison.

    5.20 POST-CLOSING REAL ESTATE MATTERS. Within the Applicable Post-Closing
Period, provide to Administrative Agent updated ALTA surveys and updated ALTA lender's title insurance policies (reflecting such updated surveys) that cover all of the real property interests held by the Project Companies (based on each
Project as it exists as of the Closing Date) (such provision by Borrower, the
"Post-Closing Title Work"); provided, that (a) no such surveys or title insurance policies shall be provided with respect to those interests (and the real property associated therewith) that Administrative Agent determines do not require surveying and (b) no lender's title insurance policies shall be provided for any real property interests located in Mono County, California. Such updated surveys and title insurance policies shall demonstrate that the Project
Companies have all material real property interests necessary to operate the
Projects in accordance with the Projections, and shall not show any material title exceptions or Liens that could reasonably be expected to have a Material
Adverse Effect (other than the Title Exceptions and the Liens created under the
Collateral Documents) which were not disclosed on the surveys delivered prior to
November 14, 2003 or the title policies or commitments delivered as of the
Closing Date.

    5.21 MINIMUM MWH. If any of the Projects fails to generate in any year 97%
or more of the anticipated megawatt-hours (determined by reference to the
Projections), at Borrower's cost, promptly deliver to Administrative Agent an updated GeothermEx Report.

    5.22 CAPITAL EXPENDITURES. With respect to the capital expenditures anticipated to be made during the 2004 and 2005 calendar years (as set forth in the GeothermEx Report, the Independent Engineer's Report and the Projections),
cause each applicable Project Company to make all such capital expenditures and in all material respects complete such capital expenditure projects in the manner and in the time provided for in the GeothermEx Report, the Independent
Engineer's Report and the Projections; provided, however, that with respect to the Mammoth Project, Mammoth Lakes shall not be obligated to undertake such capital expenditures unless and to the extent that the Constellation Entities shall have approved such capital expenditures as and to the extent required under the Governing Documents of Mammoth Lakes. Borrower, OrMammoth and Mammoth
Lakes shall use their respective commercially reasonable efforts to cause the
Constellation Entities to grant all approvals necessary under the Governing
Documents of Mammoth Lakes to undertake and complete such capital expenditures.

    5.23 CALCULATIONS. In no event later than fifteen Banking Days after each
Principal Repayment Date, calculate and deliver to Administrative Agent (a) the
Average Debt Service Coverage Ratio for the twelve-month period immediately preceding such Principal Repayment Date and, for each Principal Repayment Date on or before December 31, 2004, the Blended Debt Service Coverage Ratio for such
Principal Repayment Date, (b) Borrower's then-current forecast

                                       46

of cash flow and (c) each Project's actual megawatt-hours for the applicable prior quarter or year. The calculations hereunder shall be used in determining
(i) the application and distribution of funds pursuant to Section 6.19 of this
Agreement and Sections 3.1.2(b) and 3.6.2 of the Depositary Agreement and (ii)
compliance with Sections 5.21 and 7.1.17 of this Agreement.

    5.24 INDEMNIFICATION.

         5.24.1 Indemnify, defend and hold harmless Administrative Agent and each Bank, and in their capacities as such, their respective officers, directors, shareholders, controlling Persons, employees and agents
(collectively, the "Indemnitees") from and against and reimburse the Indemnitees for:

         (a) any and all claims, obligations, liabilities, losses, damages, injuries (to Person, property, or natural resources), penalties, actions, suits, judgments, costs and expenses (including reasonable attorney's fees) of whatever kind or nature, whether or not well founded, meritorious or unmeritorious, demanded, asserted or claimed against any such Indemnitee (collectively,
"Subject Claims") in any way relating to, or arising out of or in connection with this Agreement or the other Operative Documents to which it is a party, except for claims by a Loan Party against an Indemnitee that are in whole or in part successful;

         (b) any and all Subject Claims arising in connection with the Release or presence of any Hazardous Substances at any Project, whether foreseeable or unforeseeable, including all costs of removal, investigation, remediation and disposal of such Hazardous Substances, all reasonable costs required to be incurred in (i) determining whether any Project is in compliance and (ii)
causing any Project to be in compliance, with all applicable Legal Requirements, all reasonable costs associated with claims for damages to Persons or property, and reasonable attorneys' and consultants' fees and court costs; and

         (c) any and all Subject Claims in any way relating to, or arising out of or in connection with any claims, suits or liabilities against any Loan Party to the extent related to any of the Projects or the transactions contemplated by the Operative Documents.

         5.24.2 The foregoing indemnities shall not apply with respect to an
Indemnitee to the extent arising as a result of the gross negligence or willful misconduct of such Indemnitee, but shall continue to apply to other Indemnitees.

         5.24.3 The provisions of this Section 5.24 shall survive foreclosure of the Collateral Documents and satisfaction or discharge of the Obligations, and shall be in addition to any other rights and remedies of Administrative Agent and any Bank.

         5.24.4 In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify Borrower of the commencement thereof, and Borrower shall be entitled, at Sponsor's expense, acting through counsel reasonably acceptable to such Indemnitee, to participate in the defense thereof.

                                       47

         5.24.5 Any Indemnitee shall be entitled to compromise or settle such
Subject Claim.

         5.24.6 Upon payment of any Subject Claim by Borrower pursuant to this
Section 5.24 or other similar indemnity provisions contained herein to or on behalf of an Indemnitee, Borrower, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto, and such Indemnitee shall cooperate with Borrower and Borrower's insurance carrier and give such further assurances as are necessary or advisable to enable
Borrower vigorously to pursue such claims.

         5.24.7 Any amounts payable by Borrower pursuant to this Section 5.24 shall be regularly payable within 10 Banking Days after Borrower receives an invoice for such amounts from any applicable Indemnitee, and if not paid within such 10 Banking Day period shall bear interest at the lesser of (a) the Default
Rate and (b) the maximum rate payable under applicable Legal Requirements. The obligations of Borrower under this Section 5.24 shall be deemed to be part of the Obligations.

         5.24.8 Notwithstanding anything to the contrary set forth herein,
Borrower shall not, in connection with any one legal proceeding or claim, or separate but related proceedings or claims arising out of the same general allegations or circumstances, in which the interests of the Indemnitees do not materially differ, be liable to the Indemnitees (or any of them) under any of the provisions set forth in this Section 5.24 for the fees and expenses of more than one separate firm of attorneys (which firm shall be selected by the affected Indemnitees, or upon failure to so select, by Administrative Agent).

         5.24.9 If, for any reason whatsoever, the indemnification provided under this Section 5.24 is unavailable to any Indemnitee or is insufficient to hold it harmless to the extent provided in this Section 5.24, then provided such payment is not prohibited by or contrary to any applicable Legal Requirement or public policy, Borrower shall contribute to the amount paid or payable by such
Indemnitee as a result of the Subject Claim in such proportion as is appropriate to reflect the relative economic interests of Borrower and its Affiliates on the one hand, and such Indemnitee on the other hand, in the matters contemplated by this Agreement as well as the relative fault of Borrower (and its Affiliates)
and such Indemnitee with respect to such Subject Claim, and any other relevant equitable considerations.

         5.24.10 Nothing in this Section 5.24 shall constitute a release by
Borrower of any claims that it has as a result of a breach or a default by any of the Secured Parties of their respective obligations under this Agreement or any other Credit Document.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

                  Borrower covenants and agrees that until the repayment in full in cash of all Obligations (other than those contingent Obligations that are intended to survive the termination of this Agreement and the other applicable
Credit Documents) Borrower shall not, and shall cause each Guarantor and
Non-Guarantor, as applicable, not to:

                                       48

    6.1 INDEBTEDNESS. Create, incur or suffer to exist any Debt of Borrower, the
Guarantors and the Non-Guarantors, other than Permitted Debt in an aggregate amount (other than the Loans) not to exceed at any time 8% of the aggregate of
(a) the amount of the Total Senior Loan Commitment and (b) if applicable, the
Lease Financing.

    6.2 LIENS. Create, assume or suffer to exist any Lien, securing a charge or obligation on any Project or on any of the Collateral or of any Loan Party
(other than Sponsor and Ormat Technologies), real or personal, whether now owned or hereafter acquired, except Permitted Liens.

    6.3 SALE OR LEASE OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of assets, whether now owned or hereafter acquired, except (a) in the ordinary course of its business and as contemplated by the Project Documents,
(b) to the extent that such asset is unnecessary, worn out or no longer useful or usable in connection with the operation or maintenance of the applicable
Project, (c) any asset with a fair market value not in excess of $100,000, or, in any one calendar year, assets with an aggregate fair market value not in excess of $500,000, and, in each case, at fair market value; provided that, in the case of clause (a), (b) or (c), no such sale, lease, assignment, transfer or other disposition shall be permitted if such sale, lease, assignment, transfer or other disposition could reasonably be expected to have a Material Adverse
Effect. Upon any such sale, lease, assignment, transfer or other disposition of any such assets, all Liens in favor of any Secured Party, including the Liens created pursuant to the Collateral Documents, relating to such asset shall be released.

    6.4 CHANGE IN BUSINESS. Change the nature of its business or expand its business beyond the business contemplated by the Operative Documents and the
Lease Financing. Borrower shall conduct no business, hold no assets and have no liabilities, other than (a) its ownership interests in OrHeber 1, OrHeber 2,
OrHeber 3, ORNI, OrMammoth, SIGC, HGC and HFC and (b) its rights, liabilities and obligations under its Governing Documents, the Lease Financing and the
Credit Documents to which it is a party. Each of OrHeber 1 OrHeber 2, OrHeber 3,
ORNI and OrMammoth shall conduct no business, hold no assets and have no liabilities, other than (i) its ownership interests in the applicable Guarantor or Non-Guarantor and (ii) its liabilities under its Governing Documents, the
Acquisition Agreement, the agreements set forth on Exhibit G-5, and the Credit
Documents to which it is a party. Each Project Company shall conduct no business, hold no assets and have no liabilities, other than in connection with the business of operating and using its applicable Project.

    6.5 CHANGE OF NAME. Change its name, principal place of business, organizational identification number or jurisdiction of incorporation or formation, as applicable, without giving Administrative Agent at least 45 days'
prior written notice.

    6.6 INVESTMENTS. Make any investments (whether by purchase of stocks, bonds, notes or other securities, loan, extension of credit, advance or otherwise)
other than (a) Permitted Investments, (b) the Lease Buyout and (c) the Mammoth
Ownership Event; provided that, for purposes of this Section 6.6, capital expenditures provided for in the then-current Capital Expenditures Budget shall not constitute investments.

                                       49

    6.7 FORMATION OF SUBSIDIARIES. Create any new Subsidiary or become a joint venturer in any joint venture.

    6.8 FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, dissolve or wind up or terminate itself (other than a Permitted Reorganization).

    6.9 TRANSACTIONS WITH AFFILIATES.

         6.9.1 Enter into any transaction or series of transactions relating to any Project with or for the benefit of an Affiliate without the prior written approval of the Required Banks, other than (a) the Project Documents in effect on the Closing Date, and the transactions permitted thereby, (b) any employment, noncompetition or confidentiality agreement entered into by such Loan Party with any of its employees, officers or directors in the ordinary course of business,
(c) the Project Documents entered into by any Project Company and any such
Affiliate for the purpose of providing the applicable Project with electrical energy to service its internal power requirements (provided that (i) the IID is obligated to provide such power requirements in the event that such Affiliate cannot serve such power requirements and (ii) such Project Document is materially more favorable to such Project Company than any Project Document which would be obtainable for a comparable transaction with the IID), (d)
transactions with a fair market value not in excess of $500,000 in any one calendar year which are no less favorable to such Project Company than would be obtainable for a comparable transaction in arms-length dealings with an unrelated third party, and (e) as otherwise expressly permitted or contemplated by the Credit Documents. Notwithstanding anything to the contrary contained in this Section 6.9.1, the applicable Project Company may enter into any Project
Document with respect to the capital expenditures to be performed during the
2004 or 2005 calendar year in the manner described in the GeothermEx Report or the Independent Engineer's Report without the consent of Administrative Agent or any of the other Banks.

         6.9.2 Enter into any operation and maintenance agreements (including any O&M Agreement) or engineering, procurement or construction contracts relating to any Project pursuant to which such Project Company is obligated to pay such Affiliate (including any Operator) any profits or bonuses.

    6.10 CERTAIN RESTRICTIONS ON CHANGES TO GOVERNING DOCUMENTS. Amend,
supplement, give any consent under or otherwise modify its Governing Documents in a manner which is inconsistent with or violates the terms of, or could reasonably be expected to prevent compliance with any of the terms of, any
Credit Document or any Major Project Document or could reasonably be expected to result in a Material Adverse Effect.

    6.11 REGULATIONS. Directly or indirectly apply any part of the proceeds of any Loan, any Equity Funds, and any Subordinated Loans received by Borrower or other funds or revenues received by any Subsidiary thereof to the "buying",
"carrying" or "purchasing" of any margin stock within the meaning of Regulations
T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder.

                                       50

    6.12 AMENDMENT OF PROJECT DOCUMENTS.

         6.12.1 Terminate (other than in accordance with its terms), amend, supplement or otherwise modify (except for any amendments to the Material Real
Property Documents, to the extent that such amendments are in the form attached as Exhibit B to that certain Settlement Agreement dated October 6, 2003, among
HGC, HFC, SIGC, Covanta and each of the other parties thereto), or grant any waivers or consents under, or agree to any contract variation or discretionary or other change that requires the consent or agreement of such Loan Party (each, a "Project Document Modification") under any Major Project Documents, including the GE Lease and the Power Purchase Agreements.

         6.12.2 Agree to any Project Document Modification under any Project
Document other than a Major Project Document unless such Project Document
Modification (a) could not reasonably be expected to have a Material Adverse
Effect, (b) is not reasonably likely to materially impair or reduce the maximum capacity, value, efficiency, utility, output, performance, reliability, durability or availability of the applicable Project, or materially increase O&M
Costs, or materially decrease Project Revenues, and (c) is not otherwise prohibited under the Credit Documents.

    6.13 ASSIGNMENT.

         6.13.1 Assign its rights under any of the Credit Documents or under any
Major Project Document to any Person (other than in connection with a Permitted
Reorganization).

         6.13.2 Consent to the assignment of any obligations under any Major
Project Document by any counterparty thereto (other than any assignment made (a)
by GECC to SIGC in connection with the Lease Buyout, (b) by Sponsor of the SIGC
O&M Agreement pursuant to Section 5.10.3 or (c) by any counterparty to a
Material Real Property Document).

    6.14 ACCOUNTS. Maintain, establish or use any account other than the
Accounts; provided that (a) SIGC may maintain each account which it is required to maintain under the GE Lease (provided, further, that, upon the termination of the GE Lease, all amounts on deposit in the accounts maintained under the GE
Lease and which are released to SIGC shall be transferred to the Revenue
Account), (b) Mammoth Lakes may maintain each account which it is required to maintain under its Governing Documents or that is existing on the Closing Date
(provided, further, that, upon any Mammoth Ownership Event, all amounts on deposit in such accounts shall be transferred to the Revenue Account), and (c)
each of OrHeber, OrMammoth and Borrower may maintain a checking account (an
"Operating Account") with a maximum aggregate balance not to exceed $60,000.

    6.15 HAZARDOUS MATERIALS. Release into the environment any Hazardous
Substances in violation of any Hazardous Substance Laws, Legal Requirements or
the Project's Permits, except for (a) temporary unplanned exceedences not allowed under any Project's Permits, which temporary unplanned exceedences could not reasonably be expected to have a Material Adverse Effect and which a Loan
Party is diligently and in good faith attempting to correct and (b)
unintentional violations with respect to which (i) the Release is not continuing
or

                                       51

reasonably likely to re-occur and is not reasonably susceptible to prevention or cure, (ii) there are no unsatisfied reporting and/or remediation requirements under applicable Hazardous Substance Laws, Legal Requirements or applicable
Permits, (iii) no non-monetary penalties or sanctions have been imposed or are reasonably likely to be imposed (except for the remediation of such violation)
under applicable Hazardous Substance Laws, Legal Requirements or applicable
Permits, and (iv) the Release could not reasonably be expected to materially impair the value of any Site or any other Collateral, and could not otherwise reasonably be expected to have a Material Adverse Effect.

    6.16 ADDITIONAL PROJECT DOCUMENTS. Enter into, or become a party to, any
Additional Project Document without the consent of Administrative Agent, which consent shall not unreasonably be withheld, conditioned or delayed.
Notwithstanding anything to the contrary contained in this Section 6.16, the applicable Project Company may enter into any Project Document with respect to the capital expenditures to be performed during the 2004 or 2005 calendar year in the manner described in the GeothermEx Report or the Independent Engineer's
Report without the consent of Administrative Agent or any of the other Banks.

    6.17 REAL PROPERTY ACQUISITIONS. Acquire or lease any real property or other interest in real property (excluding the acquisition (but not the exercise) of any options to acquire any such interests in real property) other than the real property interests acquired prior to the Closing Date, unless Borrower shall have delivered to Administrative Agent a "Phase I" environmental report with respect to such real property and, if a "Phase II" environmental review is warranted (as reasonably determined by Administrative Agent upon its review of such "Phase I" environmental report), a "Phase II" environmental report, in each case, along with a corresponding reliance letter from the consultant issuing such report(s), confirming, in form and substance reasonably satisfactory to
Administrative Agent, either that no Hazardous Substances were found in, on or under such real property of a nature or in concentrations that could reasonably be expected to impose on the Loan Parties a material environmental liability
(other than Ormat Technologies or Sponsor).

    6.18 ERISA. Maintain, contribute to, or become obligated to contribute to, or become subject to any liability under or relating to any ERISA Plan.

    6.19 DIVIDENDS. Declare or make any distribution or dividend, unless the following conditions have been satisfied (the "Restricted Payments Conditions"):

         (a) such dividend or distribution is on a date occurring within 45 days after the immediately preceding Principal Repayment Date;

         (b) no Event of Default or Potential Event of Default has occurred and is continuing as of the date of such applicable dividend or distribution, and such dividend or distribution would not cause an Event of Default or Potential
Event of Default;

         (c) with respect to each such dividend or distribution which is on a date occurring prior to December 31, 2004, (i) the Blended Debt Service Coverage
Ratio is greater than or equal to 1.25 to 1, and (ii) the Average Debt Service
Coverage Ratio for each quarterly

                                       52

period immediately preceding or ending on the applicable Principal Repayment
Date (but after the Closing Date) is greater than or equal to the projected
Average Debt Service Coverage Ratio for each such quarterly period (as set forth in the Projections);

         (d) with respect to each such dividend or distribution which is on a date occurring on or after December 31, 2004, the Average Debt Service Coverage
Ratio for the four-quarter period immediately preceding the applicable Principal
Repayment Date is greater than or equal to 1.25 to 1; and

         (e) Borrower's forecast of cash flow, delivered to Administrative Agent pursuant to Section 5.23 and approved by Administrative Agent in its sole discretion, does not indicate an inability to amortize the Loans (due to technical reasons and/or contractual issues).

         Notwithstanding the foregoing, nothing in this Section 6.19 shall prohibit (i) distributions or dividends by the Guarantors or Non-Guarantors to
Borrower or (ii) distributions or dividends by Borrower to Sponsor pursuant to
Section 2.2 of the Sponsor Guaranty.

    6.20 POWER SALES.

         6.20.1 With respect to Borrower, any Guarantor or any Non-Guarantor
(other than the Project Companies), sell any electrical energy, capacity or ancillary services to any Person other than sales of renewable energy credits.

         6.20.2 With respect to any Project Company, sell any electrical energy, capacity or ancillary services to any Person, other than to Edison under the
Power Purchase Agreements and sales of renewable energy credits.

    6.21 CAPITAL EXPENDITURES; GEOTHERMAL RESOURCE DEVELOPMENT. Without the
prior written consent of the Required Banks (which consent may be withheld in their respective sole discretion), cause any Loan Party to take any action
(including the making of capital expenditures) for the purpose of (a) expanding any of the geothermal fields which currently service any of the Projects, (b)
developing new geothermal resources at or contiguous to any of the Sites
(including the Mammoth Lakes and HFC geothermal fields) or (c) drilling new wells of any type at any of the Sites (including the Mammoth Lakes and HFC geothermal fields); provided that no such consent shall be required for any such actions related to the Projects which are to be performed during the 2004 or
2005 calendar year in the manner described in the GeothermEx Report and the
Independent Engineer's Report. The parties hereby acknowledge that no such consent shall be required for geothermal field maintenance (including pumps, well-workovers, replacement wells and make-up wells) unless such maintenance could reasonably be expected to have a Material Adverse Effect.

    6.22 INTEREST RATE AGREEMENTS. Secure any of its obligations under any
Interest Rate Agreement with any portion of the Collateral.

                                    ARTICLE 7
                           EVENTS OF DEFAULT; REMEDIES

                                       53

    7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default (each, an "Event of Default") hereunder:

         7.1.1 Failure to Make Payments. Any Loan Party shall fail to perform in accordance with the terms of this Agreement or any other Credit Document its obligation (if any) to pay (a) any principal on any Loan on the date that such sum is due, (b) any interest on any Loan within three days after the date such sum is due, (c) any scheduled fee, cost, charge, Make-Whole Premium, or sum due hereunder or under any other Credit Documents within three days of the date that such sum is due, or (d) any other fee, cost, charge or other sum due under this
Agreement or the other Credit Documents within five days after written notice that such sum is due.

         7.1.2 Bankruptcy; Insolvency. Any Loan Party (other than Ormat
Technologies) or any other Major Project Participant (so long as such Major
Project Participant shall have outstanding or unperformed obligations (other than warranty obligations) under the Operative Document to which it is a party)
shall become subject to a Bankruptcy Event; provided that, solely with respect to a Bankruptcy Event with respect to a Major Project Participant other than any
Loan Party (other than Ormat Technologies), no Event of Default shall occur as a result of such Bankruptcy Event if Borrower is attempting to obtain a
Replacement Obligor for the affected party and does so within 30 days thereof.

         7.1.3 Defaults Under Other Indebtedness. Borrower, any Guarantor, any
Non-Guarantor or, prior to the termination of the Sponsor Guaranty pursuant to the terms hereof and thereof, Sponsor shall default for a period beyond any applicable grace period (a) in the payment of any principal, interest or other amount due under any agreement involving Debt and the outstanding principal amount or amounts payable under any such agreement equals or exceeds (i) in the case of Borrower or any Project Company, $1,000,000 in the aggregate, (ii) in the case of any Guarantor or Non-Guarantor that is not a Project Company,
$100,000 in the aggregate and (iii) in the case of Sponsor, $5,000,000 in the aggregate, or (b) in the performance of any obligation due under any agreement involving Debt if in the case of this clause (b), pursuant to such default, the holder of the obligation concerned has the right to accelerate the maturity of any Debt evidenced thereby which equals or exceeds (i) in the case of Borrower or any Project Company, $1,000,000 in the aggregate, (ii) in the case of any
Guarantor or Non-Guarantor that is not a Project Company, $100,000 in the aggregate and (iii) in the case of Sponsor, $5,000,000 in the aggregate.

         7.1.4 Judgments.

         (a) A final judgment or judgments shall be entered against (i) Sponsor, at any time prior to the termination of the Sponsor Guaranty pursuant to the terms hereof and thereof, in the amount of $5,000,000 or more individually or
(ii) Borrower, any Guarantor or any Non-Guarantor in the amount of $1,000,000 or more individually or in the aggregate or involving injunctive relief requiring suspension or abandonment of the operation of a Project (other than, in each case, (A) a judgment which is fully covered by insurance, discharged, bonded pending appeal or satisfied within 60 days after its entry, or (B) a judgment, the execution of which is

                                       54

effectively stayed within 60 days after its entry but only for 60 days after the date on which such stay is terminated or expires).

         (b) Any order, judgment or decree shall be entered against any Loan
Party (other than Ormat Technologies) decreeing the dissolution or split up of such Person and such order shall remain undischarged or unstayed for a period in excess of 30 days.

         7.1.5 ERISA. If any Loan Party (other than Ormat Technologies) or any
ERISA Affiliate should establish, maintain, contribute to or become obligated to contribute to any ERISA Plan and (a) a Reportable Event shall have occurred with respect to any ERISA Plan and, within 30 days after the reporting of such
Reportable Event to Administrative Agent by Borrower (or Administrative Agent
otherwise obtaining knowledge of such event) and the furnishing of such information as Administrative Agent may reasonably request with respect thereto,
Administrative Agent shall have notified Borrower in writing that (i)
Administrative Agent or Majority Banks has made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such ERISA Plan by the PBGC or for the appointment by the appropriate United
States District Court of a trustee to administer such ERISA Plan and (ii) as a result thereof, an Event of Default exists hereunder; or (b) a trustee shall be appointed by a United States District Court to administer any ERISA Plan; or (c)
the PBGC shall institute proceedings to terminate any ERISA Plan; or (d) a complete or partial withdrawal by any Loan Party (other than Ormat Technologies)
or any ERISA Affiliate from any Multiemployer Plan shall have occurred and, within 30 days after the reporting of any such occurrence to Administrative
Agent by Borrower (or Administrative Agent otherwise obtaining knowledge of such event) and the furnishing of such information as Administrative Agent or
Majority Banks may reasonably request with respect thereto, Administrative Agent shall have notified Borrower in writing that Administrative Agent has made a determination that, on the basis of such occurrence, an Event of Default exists hereunder; provided that before any event shall constitute an Event of Default under this Section 7.1.5, the events described in this Section 7.1.5 must, individually or together, result in total liability to Borrower, any applicable
Loan Party (other than Ormat Technologies) and all ERISA Affiliates in excess of
$5,000,000.

         7.1.6 Breach of Terms of Agreement.

         (a) Defaults Without Cure Periods. (i) Any Loan Party shall fail to perform or observe any of the covenants set forth in Section 5.1, 5.8(a),
5.12.2, 5.14, 5.17 or 5.18 or Article 6 of this Agreement; or (ii) Sponsor shall fail to perform or observe any of the covenants set forth in Article 2 or
Section 4.1 or 4.6 of the Sponsor Guaranty.

         (b) Defaults With Fifteen Day Cure Periods. Borrower shall fail to perform or observe any of the covenants set forth in Section 5.6.2 of this
Agreement or Sponsor shall fail to perform or observe any of the covenants set forth in Section 4.7 or 4.8 of the Sponsor Guaranty, and such failure shall continue unremedied for a period of fifteen days after such Loan Party becomes aware thereof or receives written notice thereof from Administrative Agent.

         (c) Other Defaults. Any Loan Party shall fail to perform or observe any of the covenants set forth hereunder or any other Credit Document not otherwise specifically provided

                                       55

for in Section 7.1.6(a), Section 7.1.6(b) or elsewhere in this Article 7, and such failure shall otherwise continue unremedied for a period of 30 days after such Loan Party becomes aware thereof or receives written notice thereof from
Administrative Agent; provided, however, that, if (i) such failure cannot be cured within such 30 day period, (ii) such failure is capable of being cured,
(iii) such Loan Party is proceeding with diligence and in good faith to cure such failure, (iv) the existence of such failure has not had and could not, after considering the nature of the cure, be reasonably expected to have a
Material Adverse Effect, and (v) Administrative Agent shall have received an officer's certificate signed by a Responsible Officer to the effect of clauses
(i), (ii), (iii) and (iv) above and stating what action such Loan Party is taking to cure such failure, then such 30 day cure period shall be extended to such date, not to exceed a total of 90 days, as shall be necessary for such Loan
Party diligently to cure such failure.

         7.1.7 Loss of Collateral. Any substantial portion of the Collateral is damaged, seized or appropriated without appropriate insurance proceeds (subject to the underlying deductible) or without fair value being paid therefor so as to allow replacement of such Collateral and/or prepayment of Loans and to allow the
Loan Parties (other than Ormat Technologies) to continue satisfying their respective obligations hereunder and under the other Operative Documents.

         7.1.8 Regulatory Status.

         (a) Any Loan Party (other than Ormat Technologies) shall suffer an
Adverse PUHCA Event or shall otherwise become subject to, or not exempt from financial, organizational or rate regulation as a "holding company" or a
"subsidiary company" of a "holding company" under PUHCA, as a "public utility"
or "electric utility" under the FPA, or as a public utility under the laws of the State of California.

         (b) Any of the Projects shall cease to be a QF.

         7.1.9 Abandonment. Any Project shall be abandoned or operation thereof shall be suspended for a period of more than 30 consecutive days for any reason
(other than force majeure); provided that a forced outage or scheduled outage of a Project shall not constitute abandonment or suspension of the Project, so long as the applicable Project Company is diligently attempting to end such outage and such outage does not result in a default under any Major Project Document.

         7.1.10 Unenforceability of Credit Documents.

         (a) Any material provision of any Credit Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms of the Credit Documents, the satisfaction in full of the obligations of the Loan Parties under the Credit
Documents or any other termination of a Credit Document in accordance with the terms thereof) or any Credit Document shall be declared null and void by a
Governmental Instrumentality.

                                       56

         (b) Subject to Section 3.3, Administrative Agent shall not have a valid and perfected Lien in the Collateral. Subject to Section 3.3, Administrative
Agent shall not have a valid and perfected first priority Lien in the Collateral
(subject to (i) with respect to the Collateral described in Section 4.24(i), the
Permitted Liens described in clauses (a) and (e) of the definition of "Permitted
Liens" and, to the extent required by Governmental Rule, those matters described in clauses (b), (c) and (g) of the definition of "Permitted Liens", (ii) with respect to the Collateral described in Sections 4.24(ii) and 4.24(iii), the
Permitted Liens described in clause (a) of the definition of "Permitted Liens"
and, to the extent required by Governmental Rule, those matters described in clause (b) of the definition of "Permitted Liens" and (iii) with respect to the
Uninsured Real Property Interests, those matters described in clause (j) of the definition of "Permitted Liens").

         (c) Any Loan Party shall contest the validity or enforceability of any
Credit Document in writing or deny in writing that it has any further liability prior to the payment in full of all obligations of the Loan Parties under the
Credit Documents.

         7.1.11 Change of Control.

         (a) Any of the following shall occur: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Borrower, any Guarantor or any
Non-Guarantor to any Person or group of related Persons, together with any
Affiliates thereof; (ii) the holders of the ownership interests of any Loan
Party (other than Ormat Technologies) shall approve any plan or proposal for the liquidation or dissolution of any Loan Party (other than Ormat Technologies);
(iii) Sponsor shall cease to directly own 100% of the voting and economic interests in Borrower; (iv) Borrower shall cease to directly own 100% of the voting and economic interests in OrHeber 1, 100% of the voting and economic interests in OrMammoth, 50% of the voting and economic interests in HFC and 50%
of the voting and economic interests in HGC; (v) OrHeber 1 shall cease to directly own 50% of the voting and economic interests in HFC, 50% of the voting and economic interests in HGC and 100% of the voting and economic interests in
ORNI; (vi) ORNI shall cease to directly own 100% of the voting and economic interests in OrHeber 2 and 100% of the voting and economic interests in OrHeber
3; (vii) OrHeber 2 shall cease to directly own 99.998% of the voting and economic interests in ORNI; (viii) OrHeber 3 shall cease to directly own 0.002%
of the voting and economic interests in SIGC; or (ix) OrMammoth shall cease to directly own 100% of the voting and economic interests in Mammoth Lakes.

         (b) Notwithstanding the provisions of Section 7.1.11(a), (i) the Loan
Parties shall be permitted to undertake a Permitted Reorganization on or before
December 31, 2004, and (ii) Sponsor shall be permitted to undertake a Permitted
Sponsor Sale.

         7.1.12 Loss of or Failure to Obtain Necessary Permits.

         (a) Borrower, any Guarantor or any Non-Guarantor shall fail to obtain any Permit necessary for the ownership, leasing, maintenance or operation of any
Project and such failure could reasonably be expected to have a Material Adverse
Effect.

                                       57

         (b) Any Permit necessary for ownership, leasing, maintenance or operation of any Project shall be materially modified, revoked, canceled or not renewed by a Governmental Instrumentality (or otherwise ceases to be in full force and effect) and such modification, revocation, cancellation or non-renewal could reasonably be expected to have a Material Adverse Effect.

         7.1.13 Misstatements; Omissions. Any representation or warranty made or deemed made by any Loan Party in any Credit Document to which such Loan Party is a party, shall be untrue or misleading in any material respect as of the time made; provided that, in respect of unintentional misrepresentations which are capable of being remedied and are made or deemed made after the Closing Date, any such unintentional misrepresentation shall not be deemed to be an Event of
Default if such misrepresentation is corrected within 30 days of the occurrence thereof.

         7.1.14 Project Document Defaults.

         (a) Any Project Document shall cease to be valid and binding and in full force and effect; provided that any such event will not constitute an Event of Default if the applicable Project Company is attempting to replace such
Project Document with the consent of the Required Banks and does so within 60 days of such event; provided, further, that an Event of Default shall occur under this paragraph only if the failure of such Project Document to remain valid and binding and in full force and effect could reasonably be expected to have a Material Adverse Effect.

         (b) Any Project Document shall terminate or be terminated or canceled prior to its stated expiration date or any Project Company shall be in default
(after the giving of any applicable notice and the expiration of any applicable grace period) under any of the Project Documents; provided that a default under or termination or cancellation of any Project Document shall constitute an Event of Default only if (a) such default or termination could reasonably be expected to have a Material Adverse Effect or (b) such default could result in a Major
Project Document being terminated by the applicable counterparty within five
Banking Days.

         (c) Any Major Project Participant shall be in default (after the giving of any applicable notice and the expiration of any applicable grace period)
under any of the Major Project Documents; provided that a default under any
Project Document shall constitute an Event of Default only if such default or termination could reasonably be expected to have a Material Adverse Effect.

         7.1.15 Failure to Close Escrow. The Close of Escrow shall not have occurred on or before 5:00 p.m. (New York City time) on the Closing Date.

         7.1.16 Failure to Meet Minimum Debt Service Coverage Ratio. The Average
Debt Service Coverage Ratio for the twelve-month period immediately preceding the applicable Principal Repayment Date is less than 1.00 to 1, and any funds on deposit in the Debt Service

                                       58

Reserve Account shall have been applied to the payment of fees, interest or principal on the Loans.

         7.1.17 Failure to Meet Projections.

         (a) (i) The Projects (taken as a whole) shall generate in any year less than 90% of the anticipated megawatt-hours (as set forth in the Projections) for such year, and (ii) the Projects (taken as a whole) shall have generated in the preceding three years (on average) less than 95% of the anticipated megawatt-hours (as set forth in the Projections) for such years.

         (b) The Projects (taken as a whole) shall generate in any year less than 90% of the anticipated megawatt-hours (as set forth in the Projections) for such year; provided that such failure shall not be an Event of Default if (i)
the Projects (taken as a whole) shall have generated in the preceding three years (on average) at least 95% of the anticipated megawatt-hours (as set forth in the Projections) for such years and (ii) within fifteen days of the end of such year, Borrower shall have provided Administrative Agent with a report describing (A) the actions Borrower and the applicable Project Companies are taking and have taken to correct and remedy such operating performance shortfalls, (B) the date by which such corrective actions will be completed
(which date shall be on or before June 30 of the year after the year in which such failure arose), and (C) the causes of such operating performance shortfalls
(it being acknowledged and agreed that (I) Administrative Agent may consult with consultants of its choosing, at the expense of Borrower, in respect of its evaluation of such report and (II) Administrative Agent shall have no approval rights with respect to such report); provided further that, if the Projects
(taken as a whole) shall fail to generate 95% or more of the anticipated megawatt-hours (as set forth in the Projections) in each of the next two quarters following the end of the earlier of (x) June 30 of the relevant year and (y) the quarter during which such corrective actions have been fully implemented, then an Event of Default shall be deemed to have occurred.

         7.1.18 Post-Closing Title Work. At the expiration of the Applicable
Post-Closing Period, (a) the Non-Material Real Property Interests shall not be part of the Mortgaged Property or (b) the Liens granted to Administrative Agent
(for the benefit of the Secured Parties) pursuant to the Collateral Documents shall not constitute as to the Non-Material Real Property Interests a valid and perfected Lien on such Non-Material Real Property Interests.

    7.2 REMEDIES. Upon the occurrence and during the continuation of any Event of Default, Administrative Agent and the Banks may, at the election of the
Majority Banks, without further notice of default, presentment or demand for payment, protest or notice of non-payment or dishonor, or other notices or demands of any kind, all such notices and demands (other than notices required by the Credit Documents) being waived, exercise any or all of the following rights and remedies, in any combination or order that the Majority Banks may elect, in addition to such other rights or remedies as the Secured Parties may have hereunder, under the Collateral Documents or at law or in equity:

         7.2.1 No Further Loans. Refuse, and Administrative Agent, and the Banks
shall not be obligated, to continue any Loans, make any additional Loans, or make any payments, or

                                       59

permit the making of payments, from any Account or other funds held by
Administrative Agent under the Credit Documents or on behalf of any Loan Party
(other than Ormat Technologies).

         7.2.2 Cure by Agents. Without any obligation to do so, make disbursements or Loans to or on behalf of any Loan Party (other than Ormat
Technologies) or disburse amounts from the Revenue Account to cure (a) any Event of Default hereunder and (b) any default and render any performance under any
Project Document as the Majority Banks in their sole discretion may consider necessary or appropriate, whether to preserve and protect the Collateral or the
Secured Parties' interests therein or for any other reason. All sums so expended, together with interest on such total amount at the Default Rate (but in no event shall the rate exceed the maximum lawful rate), shall be repaid by
Borrower to Administrative Agent, as the case may be, on demand and shall be secured by the Credit Documents, notwithstanding that such expenditures may, together with amounts advanced under this Agreement, exceed the aggregate amount of the Total Senior Loan Commitment.

         7.2.3 Acceleration. Declare and make all or a portion of the sums of accrued and outstanding principal and accrued but unpaid interest remaining under this Agreement, together with all unpaid fees, costs (including
Liquidation Costs) and charges due hereunder or under any other Credit Document, immediately due and payable and require Borrower immediately, without presentment, demand, protest or other notice of any kind (other than notices required by the Credit Documents or by applicable Legal Requirements), all of which Borrower hereby expressly waives, to pay Administrative Agent or the
Secured Parties an amount in immediately available funds equal to the aggregate amount of any outstanding Obligations; provided that, in the event of an Event of Default occurring under Section 7.1.2 with respect to any Loan Party, all such amounts shall become immediately due and payable without further act of
Administrative Agent or the Secured Parties.

         7.2.4 Cash Collateral. Apply or execute upon any amounts on deposit in any Account or any moneys of any Loan Party (other than Ormat Technologies) on deposit with Administrative Agent or any Secured Party in the manner provided in the UCC and other relevant statutes and decisions and interpretations thereunder with respect to cash collateral. Without limiting the foregoing, Administrative
Agent shall have all rights and powers with respect to the Accounts and the contents of the Accounts as it has with respect to any other Collateral and may apply, or cause the application of, such amounts to the payment of interest, principal, fees, costs, charges or other amounts due or payable to
Administrative Agent, Depositary Agent or the Secured Parties with respect to the Loans in such order as the Required Banks may elect in their sole discretion. Until such time as the Majority Banks so elect to exercise such rights and powers, amounts in the Revenue Account shall be applied as provided in Section 2.2(b) of the Depositary Agreement. Borrower shall not have any rights or powers with respect to such amounts except as expressly provided in this Section 7.2.4.

    7.2.5 Possession of Projects. Enter into possession of any Project and perform any and all work and labor necessary to operate and maintain any such
Projects, and all sums expended by Administrative Agent in so doing, together with interest on such total amount at the Default Rate, shall be repaid by
Borrower to Administrative Agent upon demand and shall be secured by the Credit
Documents, notwithstanding that such expenditures may, together with

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amounts advanced under this Agreement, exceed the aggregate amount of the Total
Senior Loan Commitment.

         7.2.6 Remedies Under Credit Documents. Exercise, and direct
Administrative Agent to exercise, any and all rights and remedies available to it under any of the Credit Documents, including judicial or non-judicial foreclosure or public or private sale of any of the Collateral pursuant to the
Collateral Documents.

                                    ARTICLE 8
                               SCOPE OF LIABILITY

         Except as expressly set forth in this Article 8, notwithstanding anything in this Agreement or the other Credit Documents to the contrary, the
Banks shall have no claims with respect to the transactions contemplated by the
Operative Documents against Sponsor or any of its Affiliates (other than
Borrower, the Guarantors and the Non-Guarantors), or any of Sponsor's or
Sponsor's Affiliates' shareholders (other than Borrower, the Guarantors and the
Non-Guarantors), partners (other than Borrower, the Guarantors and the
Non-Guarantors), members (other than Borrower, the Guarantors and the
Non-Guarantors), officers, agents, managers, directors or employees
(collectively, the "Nonrecourse Persons"). The Banks' recourse against the
Nonrecourse Persons shall be limited to the Collateral (including the Projects, all Project Revenues, all Loan proceeds, Insurance Proceeds, Eminent Domain
Proceeds, and all income or revenues of the foregoing) as and to the extent provided herein and in the Collateral Documents; provided that the foregoing provision of this Article 8 shall not (a) constitute a waiver, release or discharge of any of the indebtedness, or of any of the terms, covenants, conditions, or provisions of this Agreement or any other Credit Document and the same shall continue (but without personal liability to the Nonrecourse Persons)
until fully paid, discharged, observed, or performed; (b) limit or restrict the right of Administrative Agent or any Secured Party (or any assignee, beneficiary or successor to any of them) to name Borrower or any other Person as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to this Agreement or any other Collateral
Document or Credit Document, or for injunction or specific performance, so long as no judgment in the nature of a deficiency judgment shall be enforced against any Nonrecourse Person, except as set forth in this Article 8; (c) in any way limit or restrict any right or remedy of Administrative Agent or any Secured
Party (or any assignee or beneficiary thereof or successor thereto) with respect to, and each of the Nonrecourse Persons shall remain fully liable to the extent that it would otherwise be liable for its own actions with respect to, any fraud, willful breaches of covenants, willful misrepresentation, common law waste or misappropriation of Project Revenues, Loan proceeds, Insurance
Proceeds, Eminent Domain Proceeds or any other earnings, revenues, rents, issues, profits or proceeds from or of the Collateral, that should or would have been paid as provided herein or paid or delivered to Administrative Agent or any
Secured Party (or any assignee or beneficiary thereof or successor thereto)
towards any payment required under this Agreement or any other Credit Document;
(d) affect or diminish or constitute a waiver, release or discharge of any specific written obligation, covenant, or agreement in respect of the transactions contemplated by the Operative Documents made by any of the
Nonrecourse Persons or any security granted by the Nonrecourse Persons in support of the obligations of such Persons under

                                       61

any Collateral Document (or as security for the obligations of Borrower), any
Subsidiary Guaranty or the Sponsor Guaranty; and (e) limit the liability of any
Person who is a party to any Project Document or has issued any certificate or other statement in connection therewith with respect to such liability as may arise by reason of the terms and conditions of such Project Document, certificate or statement (but subject to any limitation of liability in such
Project Document) under relating solely to such liability of such Person as may arise under such referenced agreement, certificate or statement. The Banks shall have full recourse against Borrower, the Guarantors and the Non-Guarantors for all of their respective obligations under the Credit Documents. Notwithstanding anything to the contrary contained in any of the Credit Documents, no employee, officer, authorized representative, or director of any Loan Party (including
Ormat Technologies, Sponsor, Borrower, the Guarantors and the Non-Guarantors)
shall have any personal liability (as distinct from any corporate, partnership or limited liability company liability that any Loan Party may have under any of the Credit Documents as and to the extent that such liability is a result of such Loan Party being a "Loan Party") arising under or in connection with this
Agreement, any other Credit Document or any transaction contemplated hereby or thereby. The limitations on recourse set forth in this Article 8 shall survive the termination of this Agreement and the indefeasible payment in full in cash and performance in full of the Obligations hereunder and under the other
Operative Documents.

                                    ARTICLE 9
                              AGENTS; SUBSTITUTION

    9.1 APPOINTMENT, POWERS AND IMMUNITIES.

         9.1.1 Each Bank hereby appoints and authorizes Administrative Agent to act as its agent and collateral agent hereunder and under the other Credit
Documents, in each case with such powers as are expressly delegated to
Administrative Agent by the terms of this Agreement and the other Credit
Documents, together with such other powers as are reasonably incidental thereto.
Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, or be a trustee or a fiduciary for any Secured Party. Notwithstanding anything to the contrary contained herein, Administrative Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Documents or any Legal Requirement or exposes Administrative Agent to any liability. Each of
Administrative Agent, the Banks and any of their respective Affiliates shall not be responsible to any other Secured Party for (i) any recitals, statements, representations or warranties made by Borrower or its Affiliates contained in this Agreement, the other Credit Documents or in any certificate or other document referred to or provided for in, or received by Administrative Agent or any Secured Party under this Agreement or any other Credit Document, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the other Credit Documents, any Notes or any other document referred to or provided for herein, or (iii) any failure by Borrower or its
Affiliates to perform their respective obligations hereunder or thereunder.
Administrative Agent may employ agents and attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

                                       62

         9.1.2 Administrative Agent and its directors, officers, employees or agents shall not be responsible for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, (a) Administrative
Agent may treat the payee of any Note as the holder thereof until Administrative
Agent receives written notice of the permitted assignment or transfer thereof in accordance with the requirements of the Credit Documents, including Section 9.14 of this Agreement, signed by such payee and in form satisfactory to
Administrative Agent; (b) Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c)
Administrative Agent does not make any warranty or representation to any Secured
Party for any statements, warranties or representations made in or in connection with any Operative Document; (d) Administrative Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Operative Document on the part of any party thereto, to inspect the property (including the books and records) of Borrower or any other Person or to ascertain or determine whether a Material Adverse
Effect exists or is continuing; and (e) Administrative Agent shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any other instrument or document furnished pursuant hereto. Except as otherwise provided under this Agreement and the other Credit Documents, Administrative
Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Banks or Majority Banks, as applicable in accordance with the terms of the Credit Documents.

    9.2 RELIANCE. Administrative Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile, electronic mail or telex) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by it. As to any other matters not expressly provided for by this Agreement, Administrative Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Banks or, where expressly provided, the
Majority Banks or all Banks (except that Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to this Agreement, any other Credit Document or any Legal Requirement). Administrative Agent shall in all cases (including when any action by Administrative Agent alone is authorized hereunder, if
Administrative Agent elects in its sole discretion to obtain instructions from the Required Banks) be fully protected in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Banks (or, where so expressly stated, the Majority Banks or all
Banks), and such instructions of the Required Banks (or Majority Banks or all
Banks, where applicable) and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties.

                                       63

    9.3 NON-RELIANCE. Each Bank represents that it has, independently and without reliance on Administrative Agent, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Loan Parties and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Administrative Agent, or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this
Agreement. Each of Administrative Agent and any Bank shall not be required to keep informed as to the performance or observance by any Loan Party or its
Affiliates under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of any
Loan Party or its Affiliates.

    9.4 DEFAULTS; MATERIAL ADVERSE EFFECT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Event of
Default, Event of Default or Material Adverse Effect, unless such Person has received a notice from a Bank or Borrower, referring to this Agreement, describing such Potential Event of Default, Event of Default or Material Adverse
Effect and indicating that such notice is a notice of the occurrence of such
Potential Event of Default, Event of Default or Material Adverse Effect (as the
case may be). If Administrative Agent receives such a notice of the occurrence of a Potential Event of Default, Event of Default or Material Adverse Effect,
Administrative Agent shall give notice thereof to the Banks. Administrative
Agent shall take such action with respect to such Potential Event of Default,
Event of Default or Material Adverse Effect as is provided in Article 3, Article
7 or the terms of the Credit Documents, or if not provided for in Article 3,
Article 7 or such Credit Documents, as Administrative Agent shall be reasonably directed by the Majority Banks; provided, however, that unless and until
Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Event of Default, Event of Default or Material Adverse Effect as it shall deem advisable in the best interest of the Banks.

    9.5 INDEMNIFICATION. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Administrative Agent and its officers, directors, shareholders, controlling Persons, employees, agents and servants, ratably in accordance with their Proportionate Shares for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent or such
Person in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents (to the extent Borrower has not paid any such amounts pursuant to Section 5.24); provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Administrative
Agent's, or any such Person's gross negligence or willful misconduct.
Administrative Agent or any such Person shall be fully justified in refusing to take or to continue to take any action hereunder or under any other Credit
Document unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limitation of the foregoing,

                                       64

each Bank agrees to reimburse Administrative Agent or any such Person promptly upon demand for its Proportionate Share of any out-of-pocket expenses (including counsel fees) incurred by Administrative Agent or any such Person in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under, the Operative Documents, to the extent that Administrative Agent or any such Person is not reimbursed for such expenses by Borrower.

    9.6 SUCCESSOR AGENT. Administrative Agent may resign at any time by giving fifteen days' written notice thereof to the Secured Parties and Borrower, such resignation to become effective in the manner and at the time set forth below.
Administrative Agent may be removed involuntarily at the request of Borrower or the Banks only for a material breach of its duties and obligations hereunder and under the other Credit Documents or for gross negligence or willful misconduct in connection with the performance of its duties hereunder or under the other
Credit Documents and then only upon the affirmative vote of the Required Banks
(excluding Administrative Agent from such vote and Administrative Agent's
Proportionate Share (if any) of the Commitments from the amounts used to determine the portion of the Commitments necessary to constitute the required
Proportionate Share of the remaining Banks). Upon any such resignation or removal of Administrative Agent, the Required Banks shall have the right, with the consent of Borrower (such consent not to be unreasonably withheld or delayed) to appoint a successor Administrative Agent. If no successor
Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment, within 30 days after the retiring
Administrative Agent's giving of notice of resignation or the Banks' removal of the retiring Administrative Agent, the retiring Administrative Agent may, on behalf of the Secured Parties, with the consent of Borrower (such consent not to be unreasonably withheld or delayed), appoint a successor Administrative Agent hereunder, which shall be a Bank, if any Bank shall be willing to serve, and otherwise shall be a commercial bank having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative
Agent under the Operative Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative
Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent only under the Credit Documents. After any retiring Administrative Agent's resignation or removal hereunder as
Administrative Agent, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was
Administrative Agent under the Operative Documents.

    9.7 AUTHORIZATION. Each Secured Party hereby constitutes and appoints
Administrative Agent, acting for and on behalf of itself and each of the Secured
Parties and each successor or assign of Administrative Agent and the Secured
Parties, the true and lawful attorney-in-fact of such Secured Party, with full power and authority in the place and stead of such Secured Party and in the name of such Secured Party, Administrative Agent or otherwise to (a) to execute, deliver and perform each of the Credit Documents to which Administrative Agent is or is intended to be a party, and each Bank agrees to be bound by all of the agreements of Administrative Agent contained in the Credit Documents, and (b) to release Liens on property that Borrower is permitted to sell or transfer pursuant to the terms of this Agreement or the other

                                       65

Credit Documents and to enter into agreements supplemental hereto for the purpose of curing any formal defect, inconsistency, omission or ambiguity in this Agreement or any Credit Document to which it is a party.

    9.8 OTHER ROLES. With respect to its Commitment, the Loans made by it and any Note issued to it, Administrative Agent in its individual capacity shall have the same rights and powers under the Operative Documents as any other Bank and may exercise the same as though it were not Administrative Agent. The term
"Bank" or "Banks" shall, unless otherwise expressly indicated, include
Administrative Agent in its individual capacity for so long as Administrative
Agent has Loans or Commitments outstanding. Administrative Agent and its
Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with Borrower or any other Person, without any duty to account therefor to the Banks. For the avoidance of doubt Administrative Agent may act as Depositary Agent notwithstanding any potential or actual conflict of interest presented by the foregoing and Borrower. Each of the Banks hereby waives any claim against
Administrative Agent and any of its Affiliates based upon any conflict of interest that such Person may have with regard to acting as an agent, arranger or issuing bank hereunder and acting in such other roles.

    9.9 AMENDMENTS; WAIVERS. Subject to the provisions of this Section 9.9, unless otherwise specified in this Agreement or another Credit Document, the
Required Banks (or Administrative Agent pursuant to Section 9.7, or otherwise with the consent in writing of the Majority Banks or Required Banks, as the case may be) and Borrower, Guarantors, Non-Guarantors or Sponsor may enter into agreements, waivers or supplements hereto for the purpose of adding, modifying or waiving any provisions to the Credit Documents or changing in any manner the rights of the Banks, Borrower, Guarantors, Non-Guarantors or Sponsor hereunder or thereunder or waiving any Potential Event of Default or Event of Default;
provided, however, that no such supplemental agreement shall, without the consent of each Bank directly affected thereby:

         (a) modify, in any respect adverse to the Banks, Section 2.1.1(d), 2.5,
2.6, 2.7, 6.12 (with respect to the assignment of Borrower's or any Guarantors'
rights under any of the Credit Documents), 9.13, 9.14 or 10.21 hereof, Section
3.1.2(b) of the Depositary Agreement or Article 2 of the Sponsor Guaranty; or

         (b) reduce the percentage specified in the definition of "Majority
Banks" or "Required Banks"; or

         (c) amend this Section 9.9; or

         (d) release any Collateral (other than immaterial portions thereof)
from the Lien of any of the Collateral Documents or allow release of any funds from any Account, in each case other than in accordance with Section 3.3 and any other applicable terms of the Credit Documents (provided, however, that with the consent of Administrative Agent, HFC may terminate or quitclaim any of the
Non-Material Real Property Interests); or

                                       66

         (e) extend the Maturity Date or reduce the principal amount of any outstanding Loans or Notes or reduce the rate or change the time of payment of interest due on any Loan; or

         (f) reduce the amount or extend the payment date for any amount due under Article 2, whether principal, interest, fees or other amounts; or

         (g) reduce or change the time of payment of any fee due or payable hereunder; or

         (h) release any Loan Party from any of its material obligations under the Sponsor Guaranty or any Subsidiary Guaranty; or

         (i) increase the maximum duration of Interest Periods permitted hereunder; or

         (j) subordinate the Loans to any other Debt.

         No amendment, modification, termination or waiver of any provision of this Agreement affecting the rights or obligations of Administrative Agent or any Loan Party shall be effective without the written consent of Administrative
Agent or such Loan Party, respectively. No amendment, modification, termination or waiver of any provision of any Note (other than by way of amending a document referred to therein) shall be effective without the written concurrence of the
Bank which is the holder of such Note. NO CREDIT DOCUMENT TO WHICH BEAL BANK,
S.S.B. IS A PARTY SHALL BE EFFECTIVE UNLESS TWO OFFICERS OF BEAL BANK, S.S.B.
SHALL HAVE EXECUTED SUCH CREDIT DOCUMENT.

    9.10 WITHHOLDING TAX. If the forms or other documentation required by
Section 2.4.6 are not delivered to Administrative Agent, then Administrative
Agent may withhold from any interest payment to any Bank not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

         9.10.1 If the Internal Revenue Service or any authority of the United
States or other jurisdiction asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank
(because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), then such Bank shall indemnify
Administrative Agent fully for all amounts paid, directly or indirectly, by
Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs, and any out of pocket expenses. Borrower shall not be responsible for any amounts paid or required to be paid by a Bank under this Section 9.10.1.

         9.10.2 If any Bank sells, assigns, grants participation in, or otherwise transfers its rights under this Agreement, the purchaser, assignee, participant or transferee, as applicable, shall comply and be bound by the terms of Section 2.4.6 and this Section 9.10 as though it were such Bank.

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    9.11 GENERAL PROVISIONS AS TO PAYMENTS. Administrative Agent shall promptly distribute to each Bank, subject to the terms of any separate agreement between
Administrative Agent and such Bank, its pro rata share of each payment of principal and interest payable to the Banks on the Loans and of fees hereunder received by Administrative Agent for the account of the Banks and of any other amounts owing under the Loans. The payments made for the account of each Bank shall be made, and distributed to it, for the account of (a) its domestic lending office in the case of payments of principal of, and interest on, its
Base Rate Loans, (b) its domestic or foreign lending office, as each Bank may designate in writing to Administrative Agent, in the case of LIBOR Loans, and
(c) its domestic lending office, or such other lending office as it may designate for the purpose from time to time, in the case of payments of fees and other amounts payable hereunder. Subject to the requirement of Section 2.8.2,
Banks shall have the right to alter designated lending offices upon five Banking
Days prior written notice to Administrative Agent and Borrower. Administrative
Agent and each Bank acknowledge and agree that each payment made by or on behalf of any Loan Party to Administrative Agent under any Credit Document for the benefit of any Bank shall discharge the obligation of such Loan Party under such
Credit Document to make such payment to Administrative Agent or such Bank irrespective of any designation made by such Bank, or any agreement or arrangement between Administrative Agent and such Bank, contemplated by this
Section 9.11.

    9.12 SUBSTITUTION OF BANK. Notwithstanding anything in any Credit Document to the contrary, should any Bank fail to make a Loan in violation of its obligations under this Agreement (a "Non-Advancing Bank"), Beal Bank, S.S.B.
shall fund such Loan on the Closing Date and shall be deemed to have assumed each of the Non-Advancing Bank's obligations under this Agreement (including the obligation to make the Loan which the Non-Advancing Bank failed to make) and such Person automatically shall be substituted for the Non-Advancing Bank hereunder, and all interest and fees which would otherwise have been payable to the Non-Advancing Bank shall thereafter be payable to such Person. Nothing in
(and no action taken pursuant to) this Section 9.12 shall relieve the
Non-Advancing Bank from any liability it might have to Borrower or to the other
Banks as a result of its failure to make any Loan.

    9.13 PARTICIPATION. Nothing herein provided shall prevent any Bank from selling a participation in one or more of its Loans made hereunder; provided that (a) no such sale of a participation shall alter such Bank's or Borrower's obligations hereunder and (b) any agreement pursuant to which any Bank may grant a participation in its rights with respect to its Loans made hereunder shall provide that, with respect to such Loans, subject to the following proviso, such
Bank shall retain the sole right and responsibility to exercise the rights of such Bank, including any rights it has to enforce the obligations of Borrower relating to such Loans, to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document, and to take action to have the Obligations (or any portion thereof) declared due and payable pursuant to Article 7; provided, however, that such agreement may provide that the participant may exercise any rights that such Bank may have to approve or disapprove decreases in interest rates, lengthening of maturity of any Loans, extend the payment date for any principal or interest payments, release of any material portion of the Collateral (other than in accordance with the terms of the Credit Documents) or release any Loan Party (other than in accordance with the terms of the Credit Documents) from its obligations under the Sponsor
Guaranty or any

                                       68

Subsidiary Guaranty. Recipients of a participation in any Loans of any Bank shall have rights under this Agreement with respect to increased costs or reserve requirements under Section 2.4 or 2.6, if such recipient complies with the requirements of Section 2.4.6, to the same extent as if they were Banks
(except that any such participant shall be entitled to claim any such amount only to the extent that the Bank from which such participant acquired its participation is entitled to, and such Bank makes such claim on its own behalf because it would have otherwise incurred the same costs). For the avoidance of doubt, Borrower shall not be responsible for increased costs arising out of any sale of a participation of any Loans or Notes.

    9.14 TRANSFER OF COMMITMENT. Notwithstanding anything else herein to the contrary, any Bank, after receiving Administrative Agent's prior written consent
(such consent not to be unreasonably withheld), may from time to time, without the consent of Borrower or any other Person, at its option, sell, assign, transfer, negotiate or otherwise dispose of a portion of one or more of its
Loans made hereunder (including the Bank's interest in this Agreement and the other Credit Documents) to its Affiliate, any Bank or to one or more banks or other Persons that constitute a "Bank"; provided, however, that no Bank
(including any assignee of any Bank) may assign any portion of its Loans in an amount less than $1,000,000 (unless such lesser amount constitutes the assigning
Bank's entire share of the Loans); and provided, further, that at all times Beal
Bank, S.S.B. and its Affiliates shall collectively hold no less than 51% of the aggregate amount of the Loans and the Commitments; and provided, further, that
Borrower shall not be responsible for increased costs arising out of any assignment of any Loans or Notes. In the event of any such assignment, (a) the assigning Bank's Proportionate Share shall be reduced and its obligations hereunder released by the amount of the Proportionate Share assigned to the new
Bank, (b) the parties to such assignment shall execute and deliver an appropriate agreement evidencing such sale, assignment, transfer or other disposition, in form and substance reasonably satisfactory to Administrative
Agent and Borrower, (c) the parties to the sale, assignment, transfer or other disposition, excluding Borrower, shall collectively pay to Administrative Agent an administrative fee of $3,500, (d) at the assigning Bank's option, Borrower shall execute and deliver to such assigning Bank a new Note in the form attached hereto as Exhibit B-1, as requested, in a principal amount equal to such new
Bank's Commitment, but only if it shall also be executing and exchanging with the assigning Bank a replacement note for any Note in an amount equal to the
Commitment retained by the assigning Bank, if any; provided that Borrower shall have received for cancellation the existing Note held by such assigning Bank, and (v) Administrative Agent shall amend Exhibit H attached hereto to reflect the Proportionate Shares of the Banks following such assignment. Thereafter, such new Bank shall be deemed to be a Bank and shall have all of the rights and duties of a Bank (except as otherwise provided in this Article 9), in accordance with its Proportionate Share, under each of the Credit Documents.

    9.15 LAWS. Notwithstanding the foregoing provisions of this Article 9, no sale, assignment, transfer, negotiation or other disposition of the interests of any Bank hereunder or under the other Credit Documents shall be allowed if it would require registration under the federal Securities Act of 1933, as then amended, any other federal securities laws or regulations or the securities laws or regulations of any applicable jurisdiction. Borrower shall, from time to time at the request and expense of Administrative Agent, execute and deliver to
Administrative Agent, or to such party or parties as Administrative Agent may designate, any and all further

                                       69

instruments as may in the opinion of Administrative Agent be reasonably necessary or advisable to give full force and effect to such sale, assignment, transfer, negotiation or disposition which would not require any such registration.

    9.16 ASSIGNABILITY AS COLLATERAL. Notwithstanding any other provision contained in this Agreement or any other Credit Document to the contrary, any
Bank may assign all or any portion of the Loans or Note held by it to the
Federal Reserve Bank and the United States Treasury as collateral security;
provided that any payment in respect of such assigned Loans or Note made by
Borrower to or for the account of the assigning or pledging Bank in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Loans or Note to the extent of such payment. No such assignment shall release the assigning Bank from its obligations hereunder.

                                   ARTICLE 10
                                  MISCELLANEOUS

    10.1 ADDRESSES. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

         If to Administrative Agent:         Beal Bank, S.S.B.
                                             6000 Legacy Dr., 4E
                                             Plano, Texas  75024
                                             Attn:  William T. Saurenmann
                                             Tel: (469) 467-5510
                                             Fax: (469) 241-9568
                                             E-mail:  bsaurenmann@bealbank.com

         with a copy to:                     CSG Investments, Inc.
                                             6000 Legacy Dr., 4W
                                             Plano, Texas 75024
                                             Attn:  Steve Harvey
                                             Tel: (469) 467-5652
                                             Fax: (469) 241-9567
                                             E-mail:  sharvey@csginvestments.com

         If to Borrower:                     OrCal Geothermal Inc.
                                             980 Greg Street
                                             Sparks, NV 89431
                                             Attn:  President
                                             Tel:  (775) 356-9029
                                             Fax:  (775) 356-9039
                                             E-mail:  dbronicki@ormat.com

         All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent

                                       70

by overnight delivery service (including Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile or (e) if sent via other electronic means (including electronic mail). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is transmitted if transmitted before 4:00
p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that (i) if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender, and (ii) with respect to any notice given via facsimile or other electronic means, the sender of such message shall promptly provide the addressee with an original copy of such notice by any of the means specified in clause (a), (b) or (c) above. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 5 Banking Days' notice to the other parties in the manner set forth above.

    10.2 ADDITIONAL SECURITY; RIGHT TO SET-OFF. Subject to Section 2.5.2,
regardless of the adequacy of any other Collateral, any Secured Party with the prior written consent of Administrative Agent may execute or realize on its or
Administrative Agent's security interest in any such deposits or other sums credited by or due from Banks to Borrower, and may apply any such deposits or other sums to or set them off against Borrower's obligations to Banks under any
Notes and this Agreement at any time after the occurrence and during the continuance of any Event of Default.

    10.3 DELAY AND WAIVER. No delay or omission to exercise any right, power or remedy accruing to the Secured Parties upon the occurrence of any Event of
Default, Potential Event of Default, Material Adverse Effect or any breach or default of Borrower or any other Loan Party or unsatisfied condition precedent under this Agreement or any other Credit Document shall impair any such right, power or remedy of the Secured Parties, nor shall it be construed to be a waiver of any such breach or default or unsatisfied condition precedent, or an acquiescence therein, or of or in any similar breach or default or unsatisfied condition precedent thereafter occurring, nor shall any waiver of any single
Event of Default, Potential Event of Default, Material Adverse Effect or other breach or default or unsatisfied condition precedent be deemed a waiver of any other Event of Default, Potential Event of Default, Material Adverse Effect or
other breach or default or unsatisfied condition precedent theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Administrative Agent or the Secured Parties of any
Event of Default, Potential Event of Default, Material Adverse Effect or other breach or default or unsatisfied condition precedent under this Agreement or any other Credit Document, or any waiver on the part of Administrative Agent or the
Secured Parties of any provision or condition of this Agreement or any other
Credit Document, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies, either under this Agreement or any other Credit Document or by law or otherwise afforded to Administrative
Agent and the Secured Parties, shall be cumulative and not alternative. If any
Event of Default has been waived by the Secured Parties in accordance with
Section 9.9 and this Section 10.3, then after such waiver becomes effective

                                       71

the applicable Event of Default shall for all purposes under the Credit
Documents be deemed to be no longer continuing.

    10.4 COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower will pay to
Administrative Agent all of its reasonable costs and expenses in connection with the preparation, negotiation, closing and administering of this Agreement and the Credit Documents (including the Post-Closing Title Work), including the reasonable fees, expenses and disbursements of Jenkens & Gilchrist, a
Professional Corporation, and Latham & Watkins LLP; provided, however, that
Borrower shall not be required to pay the fees of the other Banks' attorneys;
provided, further, that (a) except as set forth in Sections 5.21 and 7.1.17, no
Loan Party shall be responsible for the payment of any fees and expenses related to the Independent Consultants and (b) Borrower shall not be responsible for the internal costs and internal expenses incurred in connection with the administering of any of the Credit Documents. Borrower will reimburse (i)
Administrative Agent for all reasonable costs and expenses, including reasonable attorneys' fees (it being acknowledged and agreed that (A) Borrower shall only be responsible for the payment of one general counsel and one special counsel to
Administrative Agent and (B) Borrower shall not be responsible for any attorneys' fees for any of the Banks, except as provided in the preceding clause
(A)), expended or incurred by Administrative Agent and the Banks for their reasonable internal out-of-pocket expenses, in enforcing this Agreement or the other Credit Documents in connection with an Event of Default or Potential Event of Default, in actions for declaratory relief in any way related to this
Agreement or in collecting any sum which becomes due on the Notes or under the
Credit Documents and (ii) Administrative Agent and the Banks for their reasonable out-of-pocket expenses, including reasonable attorney fees (it being acknowledged and agreed that (A) Borrower shall only be responsible for the payment of one general counsel and one special counsel to Administrative Agent and (B) Borrower shall not be responsible for any attorneys' fees for any of the
Banks, except as provided in the preceding clause (A)) and reasonable expert, consultant and advisor fees and expenses, in the case of a restructuring of the
Loans or otherwise relating to the occurrence of any Potential Event of Default or Event of Default. Borrower shall not be responsible for any counsel fees of
Administrative Agent or the Banks other than as set forth above, in Section 5.24 or as otherwise set forth in a separate agreement.

    10.5 ENTIRE AGREEMENT. This Agreement and each of the Credit Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

    10.6 GOVERNING LAW. THIS AGREEMENT AND ANY OTHER CREDIT DOCUMENT (UNLESS
OTHERWISE EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED
UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAWS
(OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL
OBLIGATIONS LAW).

    10.7 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                       72

    10.8 HEADINGS. Article, Section and Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

    10.9 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and practices consistent with those applied in the preparation of the financial statements submitted by Borrower to
Administrative Agent, and all financial data submitted pursuant to this
Agreement shall be prepared in accordance with such principles and practices.

    10.10 ADDITIONAL FINANCING. The parties hereto acknowledge that as of the
Closing Date the Banks have made no agreement or commitment to provide any financing except as set forth herein.

    10.11 NO PARTNERSHIP, ETC. The Banks and Borrower intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement, the Notes or in any of the other Credit Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between the Banks and Borrower or any other Person. None of Administrative Agent or the Banks shall be in any way responsible or liable for the debts, losses, obligations or duties of Borrower or any other Person with respect to the Projects or otherwise. All obligations to pay real property or other taxes, assessments, insurance premiums, and all other fees and charges arising from the ownership, operation or occupancy of the
Projects (if any) and to perform all obligations and other agreements and contracts relating to the Projects shall be the sole responsibility of Borrower.

    10.12 DEED OF TRUST/COLLATERAL DOCUMENTS. The Loans are secured in part by the Deeds of Trust encumbering certain properties in the State of California.
Reference is hereby made to the Deeds of Trust and the other Collateral
Documents for the provisions, among others, relating to the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of Administrative Agent and the other Secured Parties with respect to such security.

    10.13 LIMITATION ON LIABILITY. No claim shall be made by Borrower against
Administrative Agent, the Banks or any of their respective Affiliates, directors, employees, attorneys or agents for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct
(whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Operative Documents or any act or omission or event occurring in connection therewith, and Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

    10.14 WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, THE BANKS AND

                                       73

BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY
MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR
ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT
DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN), OR ACTIONS OF ADMINISTRATIVE AGENT, THE BANKS OR BORROWER.
THIS PROVISION IS A MATERIAL INDUCEMENT FOR BORROWER, ADMINISTRATIVE AGENT AND
THE BANKS TO ENTER INTO THIS AGREEMENT.

    10.15 CONSENT TO JURISDICTION. Administrative Agent, the Banks and Borrower
agree that any legal action or proceeding by or against Borrower or with respect to or arising out of this Agreement, the Notes, or any other Credit Document may be brought in or removed to the courts of the State of New York, in and for the
Borough of Manhattan, or of the United States of America for the Southern
District of New York, as Administrative Agent may elect. By execution and delivery of this Agreement, the Banks, Administrative Agent and Borrower accept, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Administrative Agent, the Banks and
Borrower irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Administrative Agent, the
Banks and Borrower further agree that the aforesaid courts of the State of New
York and of the United States of America shall have exclusive jurisdiction with respect to any claim or counterclaim of Borrower based upon the assertion that the rate of interest charged by the Banks on or under this Agreement, the Loans or the other Credit Documents is usurious. Administrative Agent, the Banks and
Borrower hereby waive any right to stay or dismiss any action or proceeding under or in connection with any or all of the Projects, this Agreement or any other Credit Document brought before the foregoing courts on the basis of forum non-conveniens. Nothing herein shall affect the right of Administrative Agent to bring legal action or proceedings in any other competent jurisdiction, including judicial or non-judicial foreclosure of the Deeds of Trust.

    10.16 KNOWLEDGE AND ATTRIBUTION. References in this Agreement and the other
Credit Documents to the "knowledge," "best knowledge" or facts and circumstances
"known to" Borrower or any other Loan Party, and all like references, mean facts or circumstances of which a Responsible Officer of the applicable Loan Party has actual knowledge (after due inquiry).

    10.17 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Borrower may not assign or otherwise transfer any of its rights under this Agreement except as provided in Section 6.13, and the Banks may not assign or otherwise transfer any of their rights under this
Agreement except as provided in Article 9.

    10.18 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;
signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are

                                       74

physically attached to the same document.

    10.19 USURY. Nothing contained in this Agreement or the Notes shall be deemed to require the payment of interest or other charges by Borrower or any other Person in excess of the amount which the holders of the Notes may lawfully charge under applicable usury laws. In the event that the Banks shall collect moneys which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable Legal Requirements, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the
Banks, be returned to Borrower or credited against the principal balance then outstanding.

    10.20 SURVIVAL. All representations, warranties, covenants and agreements made herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Credit Documents shall be considered to have been relied upon by the parties hereto and shall survive the execution and delivery of this Agreement, the other Credit Documents and the making of the Loans (it being acknowledged and agreed that, subject to the following sentence and except as expressly provided in any such Credit Document, all of the representations, warranties, covenants and agreements made in any
Credit Document by any Loan Party shall terminate upon the payment in full in cash and the performance in full of the Obligations). Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Sections 2.1.1(d), 2.1.6, 2.3, 2.4.4, 2.6.3, 2.6.4, 2.7, 5.24, 9.8
and 10.4 and the agreements of the Banks set forth in Sections 9.1, 9.5 and
9.10.1 shall survive the payment and performance of the Loans and the other
Obligations and the reimbursement of any amounts drawn hereunder, and the termination of this Agreement.

    10.21 REFINANCING. Upon the written request of Administrative Agent at any time prior to December 31, 2004, the Banks shall have the right to convert
(including by way of a refinancing) up to $100,000,000 of the Loans to senior secured notes issued by Borrower pursuant to Section 4(2) of the Securities Act of 1933. Borrower shall (and shall cause each other Loan Party (other than Ormat
Technologies) to, as applicable) execute, acknowledge, and/or deliver all agreements, notices, statements, instruments and other documents (including a note purchase agreement, notes, an intercreditor agreement and amendments to any
Credit Documents) necessary or advisable (as determined by Administrative Agent in its sole discretion) to effectuate such conversion and the issuance of such senior secured notes. Such note purchase agreement shall contain (a) identical terms and conditions set forth in Articles 2 and 4 through 10 of this Agreement, other than any changes necessarily resulting from such conversion, (b) customary representations and warranties by Borrower, as issuer of such senior secured notes, relating to securities law matters, (c) representations and warranties by
Borrower of the type described in Sections 4.1, 4.3, 4.4 and 4.5, (d) customary representations and warranties by the purchasers of such senior secured notes, relating to securities law matters and (e) provisions otherwise conforming in substance to Model Form No. 2 of Note Purchase Agreement, including any changes to Articles 2, 9 and 10 of this Agreement necessarily resulting from such conversion. Without limiting the foregoing, Borrower shall (and shall cause each other Loan Party (other than Ormat Technologies) to, as applicable) (i) provide any information necessary or advisable in connection with the issuance of such senior secured notes, (ii) deliver,

                                       75

to the satisfaction of Administrative Agent, each of the documents described in
Sections 3.1.1, 3.1.2, 3.1.3, 3.1.4, 3.1.7 and 3.1.8 (including, if requested by
S&P or Moody's, an opinion of counsel regarding non-consolidation of the Loan
Parties) with respect to any Loan Party, (iii) take any other action reasonably requested by Administrative Agent in connection with such conversion, including any steps as may be necessary or advisable to render fully valid and enforceable under all applicable laws the rights of the initial purchasers and any other holders of such senior secured notes, and (iv) pay all reasonable fees and expenses (including reasonable attorneys' fees) of Administrative Agent and Beal
Bank, S.S.B. incident to such conversion; provided that Borrower shall not be obligated to pay (A) any such attorneys' fees in excess of $25,000 or (B) any fees, expenses or other amounts charged by S&P or Moody's in connection with such conversion (whether on account of an initial rating or subsequent surveillance ratings). For the avoidance of doubt, the terms of such senior secured notes shall not provide for the payment of a "make-whole premium," as that term customarily is utilized in connection with Model Form No. 2 of Note
Purchase Agreement, and shall not provide for interest rates (including default interest rates), interest periods, interest calculations, interest payment dates, principal amortization and repayment dates, optional and mandatory principal prepayment rights and obligations, or fees that deviate in any respect from such terms as set forth in this Agreement. In the event of any conversion pursuant to and in accordance with this Section 10.21, Borrower shall not be obligated to make any Make-Whole Premium or other prepayment premium that would otherwise be required under Section 2.1.6 of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       76

                IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Credit Agreement to be duly executed and delivered as of the day and year first above written.

                               ORCAL GEOTHERMAL INC.,
                               a Delaware corporation

                               By:   /s/ Indecipherable
                                     -------------------------------------------
                                     Name:
                                     Title:

                              BEAL BANK, S.S.B.,
                              as Administrative Agent and a Bank

                               By:   /s/ Molly Curl
                                     -------------------------------------------
                                     Name:    Molly Curl
                                     Title:   Sr. Vice President

                               By:   /s/ William T. Saurenmann
                                     -------------------------------------------
                                     Name:    William T. Saurenmann
                                     Title:   Sr. Vice President

                                       77

                                                                       EXHIBIT A
                                                             to Credit Agreement

                                   DEFINITIONS

          "Accounts" means the Revenue Account, the Distribution Suspense
Account, the O&M Account, the Capital Expenditures Payment Account, the Funding
Account, the Lease Suspense Account, the Debt Service Reserve Account, the Loss
Proceeds Account and each cash collateral account referred to in the Credit
Documents, including any sub-accounts within such accounts and excluding each of the Operating Accounts.

          "Acquisition" means the sale, conveyance, transfer and delivery of certain ownership interests in the Guarantors (other than OrHeber 1 and
OrMammoth) and the Non-Guarantors (other than OrHeber2, OrHeber3 and ORNI) from the Sellers to Borrower, OrHeber 1, ORNI and OrMammoth, as applicable, pursuant to the Acquisition Agreement.

          "Acquisition Agreement" means the Ownership Interest Purchase
Agreement, dated as of November 21, 2003, by and among Covanta, the Sellers,
OrHeber 1, OrMammoth and Borrower (as assignee in interest to OrHeber 2 and
OrHeber 3, as applicable, pursuant to that certain Assignment Agreement dated as of December 17, 2003 among OrHeber 1, OrHeber 2, OrHeber 3, OrMammoth and
Borrower).

          "Additional Material Heber Real Property Interests" means, collectively, the real property interests created by or memorialized in the documents described under the heading "Additional Heber Material Real Property
Interests" in section F of Exhibit G-6 to the Credit Agreement.

          "Additional Mammoth Leases" means the Federal Geothermal Resources
Leases granted by the United States of America, as lessor, acting through the
Bureau of Land Management, Serial Files CACA 14404, CACA 14405, CACA 14406 and
CACA 14407.

          "Additional Project Documents" means any contracts or agreements related to the leasing, maintenance, repair, operation or use of the Projects entered into by any Project Company, or assigned to any Project Company, subsequent to the Closing Date; provided that all such contracts and agreements providing (a) for the payment by a Project Company of less than $500,000 per annum individually, or the provision to a Project Company of less than $500,000 per annum individually in value of goods or services, or (b) for a scheduled term of one year or less shall be deemed not to constitute an Additional Project
Document.

          "Adjusted LIBO Rate" means the simple average of the rates appearing on the display referred to as the "LIBOR Page" on Reuters Monitor Money Rates
Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London, England time, on the day which is two Banking Days prior to the first day of the applicable Interest
Period, at the rate for dollar deposits with a maturity comparable to such
Interest Period. In the event that such rate is not available at such time for any reason, then

                                        1

the "Adjusted LIBO Rate" for such Interest Period shall be the average rate
(rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $50,000,000 and for a maturity comparable to such Interest Period are offered by leading banks in immediately available funds in the London interbank eurocurrency market at approximately 11:00 a.m., London Time, on the day which is two Banking Days prior to the first day of the applicable Interest Period.

          "Administrative Agent" means Beal Bank, S.S.B., acting in its capacity as administrative agent for the Secured Parties under the Credit Documents.

          "Adverse PUHCA Event" means that Borrower or any of its "affiliates"
(within the meaning of Section 2(a)(11)(B) of PUHCA) becomes an "electric utility company", "public utility company", "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA subject to, and not exempt from, regulation under PUHCA at a time at which applicable provisions of
PUHCA, or any successor statute thereof, and the rules and regulations thereunder are in effect and such event or occurrence could reasonably be expected to have a Material Adverse Effect or a material and adverse effect on
Administrative Agent or any of the Banks.

          "Affected Bank" has the meaning given in Section 2.9.1 of the Credit
Agreement.

          "Affiliate" of a specified Person means any other Person that (a)
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified, or (b) only with respect to matters relating to PUHCA, owns or controls with the power to vote 10% or more of the equity interest in the Person specified or 10% or more of any class of voting securities of the Person specified. When used with respect to Borrower, "Affiliate" shall include Sponsor, the Guarantors, the
Non-Guarantors, the Operators and any Affiliate thereof (other than Borrower).

          "Amor" means Amor 14 Corporation, a Delaware corporation.

          "Amortization Schedule" means the schedule for repayment of the principal of the Loans as set forth on Exhibit I to the Credit Agreement.

          "Applicable Post-Closing Period" means (a) with respect to the updated
ALTA survey required to be provided for the SIGC Project pursuant to Section
5.20 of the Credit Agreement, the three-month period immediately following the
Closing Date (provided, that if Borrower is diligently proceeding to provide such survey within such three-month period and is unable to do so, then Borrower shall have an additional 30 days to provide such survey), (b) with respect to the ALTA lender's title insurance policy (without a survey exception) required to be provided for the SIGC Project pursuant to Section 5.20 of the Credit
Agreement, the four-month period immediately following the Closing Date, (c)
with respect to the updated ALTA surveys required to be provided for the HGC
Project and the HFC Project pursuant to Section 5.20 of the Credit Agreement, the six-month period immediately following the Closing Date (provided, that if
Borrower is diligently proceeding to provide such survey within such six-month period and is unable to do so, then Borrower shall have an additional 30 days to provide such surveys), (d) with respect to the updated ALTA lender's title insurance policies (without a survey exception) required to be provided for the
HGC Project and the HFC Project pursuant to Section 5.20 of the

                                        2

Credit Agreement, the twelve-month period immediately following the Closing
Date, and (e) with respect to the Mammoth Project, the nine-month period immediately following the Closing Date.

          "Average Debt Service Coverage Ratio" means, with respect to any period, the ratio of (a) Operating Cash Available for Debt Service during such period to (b) principal and interest on the Loans due during such period.

          "Bank" or "Banks" means Beal Bank, S.S.B. and any other similar financial institutions (including any insurance company or other financial institution (whether a corporation, partnership, trust or other entity) that is
(a) engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of business, (b) reasonably experienced in finance transactions similar to the financing contemplated by the Credit Documents, and
(c) capable of advancing Loans, and in each case having total assets in excess of $100,000,000 that are or become parties to the Credit Agreement and their successors and assigns, including each Bank.

          "Banking Day" means any day other than a Saturday, Sunday or other day on which banks are or Administrative Agent is authorized or required to be closed in the State of California, State of Nevada, State of New York or the
State of Texas and, where such term is used in any respect relating to a LIBOR
Loan, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Bankruptcy Court" means the United States Bankruptcy Court for the
Southern District of New York with jurisdiction over the bankruptcy cases of each of the Reorganizing Debtors.

          "Bankruptcy Event" shall be deemed to occur, with respect to any
Person, if that Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to the institution of an involuntary case thereunder against it; or such Person shall file a petition or consent or otherwise institute any similar proceeding under any other applicable Federal or state law, or shall consent thereto; or such Person shall apply for, or consent or acquiesce to, the appointment of, a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer with similar powers for itself or any substantial part of its assets; or such Person shall make a general assignment for the benefit of its creditors; or such Person shall admit in writing its inability to pay its debts generally as they become due; or if an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under any other applicable Federal or state law and (a) the petition commencing the involuntary case is not timely controverted, (b) the petition commencing the involuntary case is not dismissed within 90 days of its filing, (c) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business of such Person and such appointment is not vacated within 90 days, or (d) an order for relief shall have been issued or entered therein; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer having similar powers, over such Person or all or a part of its property

                                        3

shall have been entered; or any other similar relief shall be granted against such Person under any applicable Bankruptcy Law.

          "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors, or any successor statute.

          "Base Rate" means the greater of (a) the prime lending rate published from time to time in the eastern edition of the Wall Street Journal or (b) the
Federal Funds Rate plus 0.50%. The Base Rate may not necessarily be the highest or lowest rate of interest charged by Administrative Agent to its commercial borrowers.

          "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate.

          "Blended Debt Service Coverage Ratio" means the ratio of (a) with respect to each quarterly period preceding any applicable Principal Repayment
Date, the sum of (i) Operating Cash Available for Debt Service during such period plus (ii) with respect to each quarterly period which is after the applicable Principal Repayment Date but prior to January 1, 2005, projected
Operating Cash Available for Debt Service during such period (as set forth in the Projections) to (b) the sum of (i) with respect to each quarterly period preceding any applicable Principal Repayment Date, principal and interest on the
Loans due during such period plus (ii) with respect to each quarterly period which is after the applicable Principal Repayment Date but prior to January 1,
2005, projected principal and interest on the Loans due during such period (as set forth in the Projections).

          "Borrower" means OrCal Geothermal Inc., a Delaware corporation.

          "Borrowing" means a borrowing by Borrower of any Loan.

          "Calculation Date" means the date corresponding to a Principal
Repayment Date which is one Banking Day after the calculations, financial statements or other materials (if any) as may be reasonably requested by
Administrative Agent to enable it to verify the relevant Average Debt Service
Coverage Ratio have been delivered to, and the calculation of the Average Debt
Service Coverage Ratio therein has been verified by, Administrative Agent.

          "Capital Adequacy Requirement" has the meaning given in Section 2.6.4 of the Credit Agreement.

          "Capital Expenditures Budget" has the meaning given in Section 5.11.2 of the Credit Agreement.

          "Capital Expenditures Payment Account" has the meaning given in
Section 1.1 of the Depositary Agreement.

          "Change of Law" has the meaning given in Section 2.6.2 of the Credit
Agreement.

                                        4

          "Close of Escrow" has the meaning given in Section 3.2 of the Credit
Agreement.

          "Closing Date" has the meaning given in Section 3.1 of the Credit
Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral" has the meaning given in each of the Collateral
Documents.

          "Collateral Documents" means each Deed of Trust, each Pledge
Agreement, each Security Agreement, the Depositary Agreement, each Consent, and any fixture filings, financing statements, or other similar documents filed, recorded or delivered in connection with the foregoing.

          "Commitment Letter" means that certain Commitment Letter, dated as of
November 14, 2003 (as amended on November 20, 2003), by and among Beal Bank,
S.S.B., Sponsor and Borrower.

          "Commitments" means, with respect to each Bank, such Bank's Senior
Loan Commitment, and with respect to all Banks, the Total Senior Loan
Commitment.

          "Confirmation of Interest Period Selection" has the meaning given in
Section 2.1.2(c)(ii) of the Credit Agreement.

          "Confirmation Order" means that certain Findings of Fact, Conclusions of Law and Order under 11 U.S.C. Section 1129 and Rule 3020 of the Federal Rules
of Bankruptcy Procedure (I) Confirming the Heber Debtors' Third Amended Joint
Plan of Reorganization under Chapter 11 of the Bankruptcy Code and (II)
Approving the Sale of Certain Interests to the Successful Bidder, dated November
21, 2003, entered by the United States Bankruptcy Court, Southern District of
New York.

          "Connection Agreements" means the SIGC Connection Agreement and the
HGC Connection Agreement.

          "Consents" means the consents specified on Exhibit E-2 to the Credit
Agreement and any other third party consents to the assignments contemplated by the Credit Documents.

          "Constellation Entities" means CD Mammoth Lakes I, Inc. and CD Mammoth
Lakes II, Inc., or any successors or assigns of such parties (other than any
Loan Party or Affiliate thereof) in their capacity as, collectively, the direct holders of 50% of the ownership interests of Mammoth Lakes.

          "Covanta" means Covanta Energy Corporation, a Delaware corporation.

          "Credit Agreement" means the Credit Agreement, dated as of December
18, 2003, by and among Borrower, Administrative Agent, and the Banks.

          "Credit Documents" means the Credit Agreement, the Notes, the
Collateral Documents, the DSR Letter of Credit (if any), the Escrow Agreement,
the Fee Letter, the

                                        5

Subordination Agreements, the Sponsor Guaranty, the Subsidiary Guaranties, the
Ormat Industries Letter and any other loan or security agreements or letter agreement or similar agreement, entered into by Administrative Agent, Depositary
Agent or any Secured Party, on the one hand, and one or more Loan Parties, on the other hand, in connection with the transactions contemplated by the Credit
Documents.

          "Debt" of any Person at any date means, without duplication, (a) all obligations (including contingent obligations) of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and other accrued expenses arising in the ordinary course of business which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (d) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable, (e) all deferred obligations of such Person to reimburse any bank or other Person in respect of amounts paid or advanced under a letter of credit or other instrument, (f) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person,
(g) all obligations under Interest Rate Agreements, and (h) all Debt of others guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a guarantee.

          "Debt Service Reserve Account" has the meaning given in Section 1.1 of the Depositary Agreement.

          "Deeds of Trust" means the following documents, each substantially in the form of Exhibit D-l to the Credit Agreement: (a) the Deed of Trust,
Assignment of Rents, Security Agreement and Fixture Filing, dated as of the
Closing Date, between HGC and Chicago Title Insurance Company, as trustee, for the benefit of Administrative Agent, (b) the Deed of Trust, Assignment of Rents,
Security Agreement and Fixture Filing, dated as of the Closing Date, between HFC and Chicago Title Insurance Company, as trustee, for the benefit of
Administrative Agent, and (c) each Deed of Trust entered into after the Closing
Date pursuant to Section 5.17 or 5.18 of the Credit Agreement.

          "Default Rate" has the meaning given in Section 2.4.3 of the Credit
Agreement.

          "Depositary Agent" means Hudson United Bank, not in its individual capacity but solely as depositary agent, bank and securities intermediary under the Depositary Agreement.

          "Depositary Agreement" means the Depositary Agreement, dated as of the
Closing Date, among Borrower, each Guarantor, Administrative Agent and
Depositary Agent.

          "Distribution Suspense Account" has the meaning given in Section 1.1 of the Depositary Agreement.

          "Dollars" and "$" means United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

                                        6

          "DSR Letter of Credit" has the meaning given in Section 1.1. of the
Depositary Agreement.

          "DSR Minimum Balance" means, for any quarterly period, an amount equal to all principal and interest in respect of the Loans due or to become due within such period.

          "Edison" means Southern California Edison Company, a California corporation.

          "Eminent Domain Proceeds" has the meaning given in Section 3.7.1 of the Depositary Agreement.

          "Energy I" means Covanta SIGC Energy, Inc., a Delaware corporation.

          "Energy II" means Covanta SIGC Energy II, Inc., a California corporation.

          "Environmental Claim" means any and all judicial proceedings or administrative enforcement proceedings claiming or seeking to impose or recover liabilities, losses, administrative, regulatory or judicial actions, suits, demands, decrees, claims, Liens, judgments, warning notices, notices of noncompliance or violation, investigations, proceedings, removal or remedial actions or orders, or damages (foreseeable and unforeseeable, including consequential and punitive damages), penalties, fees, out-of-pocket costs, expenses, disbursements or attorneys' or consultants' fees, relating in any way to (a) a violation or alleged violation of any Hazardous Substance Law or Permit issued under any Hazardous Substance Law or (b) a Release or threatened Release of Hazardous Substances.

          "Environmental Reports" means, collectively, (a) the Phase I
Environmental Site Assessment Update, Mammoth-Pacific, L.P., Properties (MPI,
MPII and PLESI), Mono County, California, prepared by Environmental Management
Associates, Inc. and dated November 2003, and (b) the Phase I Environmental Site
Assessment Update, Heber Geothermal Plant/SIGC Geothermal Plant and Associated
Geothermal Properties, Imperial County, California, prepared by Environmental
Management Associates, Inc. and dated November 2003.

          "Equity Funds" means any cash capital contribution provided or required to be provided by Sponsor to Borrower.

          "Equity Selling Debtors" means Covanta Heber Field Energy, Inc., Heber
Field Energy II, Inc., ERC Energy, Inc., ERC Energy II, Inc., Heber Loan
Partners, and Covanta Energy Americas, Inc.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with Borrower, any
Guarantor or Non-Guarantor under Section 52 or 414 of the Code or Title IV of
ERISA.

          "ERISA Plan" means any employee benefit plan (including any
Multiemployer Plan) under Section 3(3) of ERISA (a) maintained by Borrower, any
Guarantor or Non-

                                        7

Guarantor or any ERISA Affiliate, or to which any of them contributes or is obligated to contribute, or has contributed or been obligated to contribute, or has any liability, and (b) covered by Title IV of ERISA or to which Section 302 of ERISA, Section 412 of the Code or Subtitle J of the Code applies.

          "Escrow Agreement" has the meaning given in Section 3.1.24 of the
Credit Agreement.

          "Event of Default" has the meaning given in Section 7.1 of the Credit
Agreement.

          "Event of Eminent Domain" means any compulsory transfer or taking by condemnation, eminent domain or exercise of a similar power, or transfer under threat of such compulsory transfer or taking, of any part of the Collateral, by any agency, department, authority, commission, board, instrumentality or political subdivision of the State of California, the United States or another
Governmental Instrumentality having jurisdiction.

          "Federal Funds Rate" means, for any day, the weighted average of the per annum rates on overnight Federal funds transactions with member banks of the
Federal Reserve System arranged by Federal funds brokers as published by the
Federal Reserve Bank of New York for such day (or, if such rate is not so published for any day, the average rate charged by Administrative Agent on such day on such transactions as determined by Administrative Agent).

          "Federal Reserve Board" means the Board of Governors of the Federal
Reserve System.

          "Fee Letter" means that certain letter agreement regarding fees, dated as of November 14, 2003 (as amended on November 20, 2003), by and among Beal
Bank, S.S.B., Sponsor and Borrower.

          "FERC" means the Federal Energy Regulatory Commission and its successors.

          "FPA" means the Federal Power Act, excluding Sections 1-18, 21-30,
202(c), 210-214, 305(c) and any necessary enforcement provision of Part III of the Act with regard to the foregoing sections.

          "Funding Account" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "Funds Flow Memorandum" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "GAAP" means generally accepted accounting principles in the United
States of America.

          "GE Buyout Conditions" means (a) OrHeber 1 shall have acquired the
SIGC Project from Owner Participant pursuant to the terms of the Purchase
Agreement, dated as of November 14, 2003, by and between OrHeber 1 (as assignee of Ormat Technologies) and Owner Participant (without giving effect to any amendments or waivers thereto which have not been

                                        8

approved in writing by Administrative Agent), (b) each of the actions (including all actions relating to the creation of a valid and perfected Lien in favor of
Administrative Agent on the assets so acquired by OrHeber 1) described in
Sections 5.17(i)-(iv) of the Credit Agreement shall have been completed to
Administrative Agent's satisfaction (other than the actions described in Section
5.17(iv)(E) of the Credit Agreement relating to surveys which shall be completed during the Applicable Post-Closing Period), (c) the delivery by Standard &
Poor's Corporate Value Consulting of an appraisal report, in form and substance reasonably satisfactory to Administrative Agent, which concludes that, after giving effect to the satisfaction of the GE Buyout Conditions and the related
Mammoth Collateral Release, the aggregate fair market value of the SIGC Project,
HFC Project and HGC Project is equal to or greater than $206,000,000, and (d)
the delivery by Borrower to Administrative Agent of a certificate, in form and substance reasonably satisfactory to Administrative Agent, certifying that (i)
no Potential Event of Default relating to the SIGC Project exists, (ii) no Event of Default exists and (iii) each of the GE Buyout Conditions have been satisfied.

          "GE Lease" means the Lease Agreement dated September 1, 1993 between
SIGC and Owner Trustee, and all related sale lease-back credit documents entered into in connection therewith.

          "GECC" means General Electric Capital Corporation, a New York corporation.

          "GECC Liens" means the Liens of GECC under the GE Lease.

          "GeothermEx Report" means the report of GeothermEx, Inc. dated
November 2003 and titled "An Assessment of Resources Supply for Power Projects at Mammoth and Heber Geothermal Fields, California".

          "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, bylaws, partnership agreement, operating agreement or other organizational or governing documents of such
Person.

          "Governmental Instrumentality" means any national, state or local government, any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including any zoning authority, FERC, the
Securities Exchange Commission, the Comptroller of the Currency or the Federal
Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

          "Governmental Rule" means any law, rule, regulation, ordinance, order, code interpretation, treaty, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Instrumentality.

          "Guarantors" means HFC, HGC, OrHeber 1 and OrMammoth; provided that
(a) as of and after any Mammoth Ownership Event, the term "Guarantors" shall include Mammoth Lakes and (b) as of and after any Lease Buyout, the term
"Guarantors" shall include SIGC, ORNI, OrHeber 2 and OrHeber 3.

                                        9

          "Hazardous Substances" means (statutory acronyms and abbreviations having the meaning given them in the definition of "Hazardous Substances Laws")
substances defined as "hazardous substances," "pollutants" or "contaminants" in
Section 101 of the CERCLA; those substances defined as "hazardous waste,"
"hazardous materials" or "regulated substances" by the RCRA; those substances designated as a "hazardous substance" pursuant to Section 311 of the CWA; those substances defined as "hazardous materials" in Section 103 of the HMTA; those substances regulated as a hazardous chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant to Section 6 or 7 of the TSCA; those substances defined as "contaminants" by Section 1401 of the
SDWA, if present in excess of permissible levels; those substances regulated by the Oil Pollution Act; those substances defined as a pesticide pursuant to
Section 2(u) of the FIFRA; those substances defined as a source, special nuclear or by-product material by Section 11 of the AEA; those substances defined as
"residual radioactive material" by Section 101 of the UMTRCA; those substances defined as "toxic materials" or "harmful physical agents" pursuant to Section 6 of the OSHA); those substances defined as hazardous wastes in 40 C.F.R. Part
261.3; those substances defined as hazardous waste constituents in 40 C.F.R.
Part 260.10, specifically including Appendix VII and VIII of Subpart D of 40
C.F.R. Part 261; those substances designated as hazardous substances in 40
C.F.R. Parts 116.4 and 302.4; those substances defined as hazardous substances or hazardous materials in 49 C.F.R. Part 171.8; those substances regulated as hazardous materials, hazardous substances, or toxic substances in 40 C.F.R. Part
1910; those substances regulated as hazardous materials, hazardous substances, or toxic substances in any other Hazardous Substances Laws; and those substances regulated as hazardous materials, hazardous substances, or toxic substances in the regulations adopted and publications promulgated pursuant to said laws, whether or not such regulations or publications are specifically referenced herein.

          "Hazardous Substances Law" means any of:

          (i) the Comprehensive Environmental Response, Compensation, and
Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA");

          (ii) the Federal Water Pollution Control Act (33 U.S.C. Section 1251
et seq.) ("Clean Water Act" or "CWA"):

          (iii) the Resource Conservation and Recovery Act (42 U.S.C. Section
6901 et seq.) ("RCRA");

          (iv) the Atomic Energy Act of 1954 (42 U.S.C. Section 2011 et seq.)
("AEA");

          (v) the Clean Air Act (42 U.S.C. Section 7401 et seq.) ("CAA");

          (vi) the Emergency Planning and Community Right to Know Act (42 U.S.C.
Section 11001 et seq.) ("EPCRA");

          (vii) the Federal Insecticide, Fungicide, and Rodenticide Act (7
U.S.C. Section 136 et seq.) ("FIFRA");

          (viii) the Oil Pollution Act of 1990 (P.L. 101-380, 104 Stat. 486);

                                       10

          (ix) the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.)
("SDWA");

          (x) the Surface Mining Control and Reclamation Act of 1974 (30 U.S.C.
Section 1201 et seq.) ("SMCRA");

          (xi) the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.)
("TSCA");

          (xii) the Hazardous Materials Transportation Act (49 U.S.C. Section
1801 et seq.) ("HMTA");

          (xiii) the Uranium Mill Tailings Radiation Control Act of 1978 (42
U.S.C. Section 7901 et seq.) ("UMTRCA");

          (xiv) the Occupational Safety and Health Act (29 U.S.C. Section 651 et
seq.) ("OSHA");

          (xv) the California Hazardous Waste Control Act, Cal. Health & Safety
Code Section 25100, et seq.;

          (xvi) the California Hazardous Substance Act, Cal. Health & Safety
Code Section 25100, et seq.;

          (xvii) the Porter-Cologne Water Quality Control Act, Cal. Water Code
Section 13000, et seq.;

          (xviii) California Public Resources Code Section 25500, et seq. (to
the extent relating to environmental review of power generating facilities and sites);

          (xix) California Health & Safety Code Section 39000, et seq. (relating to air pollution control of stationary sources);

          (xx) California Fish & Game Code Section 1600, et seq. (relating to protection of stream beds);

          (xxi) California Endangered Species Act (Cal. Fish & Game Code Section
2050, et seq.);

          (xxii) California Health & Safety Code Section 25280, et seq.
(relating to underground storage tanks);

          (xxiii) California Health & Safety Code Section 25500, et seq.
(relating to hazardous materials response plans and inventory and Risk
Management Plans);

          (xxiv) California Integrated Waste Management Act of 1989 (Cal. Public
Resources Code Section 40000, et seq.);

          (xxv) California Environmental Quality Act (Cal. Public Resources Code
Section 21000, et seq.);

                                       11

          (xxvi) California Safe Drinking Water Act (Cal. Health & Safety Code
Section 116270, et seq.);

          (xxvii) Surface Mining and Reclamation Act of 1975 (Cal. Public
Resources Code Section 2710, et seq.);

          (xxviii) IID Governmental Rules; and

          (xxix) all other Federal, state and local Governmental Rules relating to the protection of human health or the environment or which otherwise govern
Hazardous Substances, and the regulations adopted and publications promulgated pursuant to all such foregoing laws.

          "Heber O&M Agreement" means the Operation and Maintenance Agreement, dated as of the Closing Date, by and between OrHeber 1, HGC, HFC and Heber
Operator.

          "Heber Operator" means Sponsor.

          "HFC" means Heber Field Company, a California general partnership.

          "HFC Project" means the geothermal fluid facility located in Heber,
California and owned by HFC.

          "HGC" means Heber Geothermal Company, a California general partnership.

          "HGC Connection Agreement" means the Plant Connection Agreement dated
July 31, 1985 between IID and HGC.

          "HGC Geothermal Sales Agreement" means the Geothermal Sales Agreement dated December 18, 1991 between U.S. Trust Company and HGC, as amended by the
First Amendment to Geothermal Sales Agreement dated January 12, 1993 between
U.S. Trust Company and HGC and the Second Amendment to Geothermal Sales
Agreement dated September 4, 1996 between U.S. Trust Company and HGC, and as assigned by U.S. Trust Company to HGC pursuant to the HFC Purchase and Sale
Agreement dated as of December 17, 1999 between HGC and GECC.

          "HGC Interconnection Agreement" means the Interconnection Agreement dated August 12, 1985 between Edison and HGC.

          "HGC Power Purchase Agreement" means the Power Purchase and Sales
Agreement dated as of August 26, 1983 between Chevron U.S.A. Inc. and Edison, as assigned by Chevron U.S.A. Inc. to HGC by the Assignment and Assumption
Agreement dated August 26, 1983, and as amended by the Amendment No. 1 to the
Power Purchase and Sales Agreement dated December 11, 1984 between HGC and
Edison, the Settlement Agreement and Amendment No. 2 to the Power Purchase
Contract dated August 7, 1995 between HGC and Edison, the Agreement Addressing
Renewable Energy Pricing and Payment Issues dated June 19, 2001 between HGC and
Edison, and the Amendment No. 1 to Agreement Addressing Renewable Energy Pricing
and Payment Issues dated November 30, 2001 between HGC and Edison.

                                       12

          "HGC Project" means the 52 MW geothermal electric power project located in Heber, California and owned by HGC.

          "HGC Water Supply Agreement" means the Water Supply Agreement, dated
August 16, 1994, between IID and HGC.

          "IID" means Imperial Irrigation District, a California irrigation district.

          "Independent Consultants" means, collectively, the Insurance
Consultant, Independent Engineer, GeothermEx, Inc., Pace Global Energy Services,
LLC, Environmental Management Associates and Standard & Poor's Corporate Value
Consulting.

          "Independent Engineer" means Stone & Webster Management Consultants,
Inc. or, at any time after the Closing Date, such other independent engineer or engineering firm as may be appointed by Administrative Agent.

          "Independent Engineer's Report" means the report of the Independent
Engineer dated November 13, 2003 and titled "Independent Technical Evaluation of
Covanta Geothermal Assets".

          "Initial Capital Expenditures Budget" means the capital expenditures plan and budget, detailed by quarter, of anticipated capital expenditures
(including reasonable allowance for contingencies) applicable to the relevant
Project for the 2004 and 2005 calendar years, attached as Exhibit G-l to the
Credit Agreement.

          "Initial Operating Budget" means the operating plan and budget, detailed by month, of anticipated Project Revenues, such budget to include scheduled debt service, proposed dividend distributions, proposed Major
Maintenance, proposed reserves and all anticipated O&M Costs (including reasonable allowance for contingencies) applicable to the relevant Project for the 2004 calendar year, attached as Exhibit G-2 to the Credit Agreement.

          "Insurance Consultant" means Marsh USA, Inc.

          "Insurance Proceeds" has the meaning given in Section 3.7.1 of the
Depositary Agreement.

          "Insured Heber Real Property Interests" means, collectively, the real property interests created by or memorialized in the documents described under the headings (a) "Insured Geothermal Leases" in section A of Exhibit G-6 to the
Credit Agreement, (b) "Insured Surface Leases" in section B of Exhibit G-6 to the Credit Agreement, (c) "Insured Easements" in section C of Exhibit G-6 to the
Credit Agreement, (d) "Insured Heber Fee Title Interests" in section D of
Exhibit G-6 to the Credit Agreement and (e) "Insured SIGC Interests" in section
E of Exhibit G-6 to the Credit Agreement.

          "Insured Real Property Interests" means, collectively, (i) the Insured
Heber Real Property Interests, (ii) the Mammoth G-l and G-2 Geothermal Lease and
(iii) the Mammoth G-3 Geothermal Lease.

                                       13

          "Interconnection Agreements" means the HGC Interconnection Agreement, the Mammoth G-2 Interconnection Agreement and the Mammoth G-3 Interconnection
Agreement.

          "Interest Period" means, with respect to any LIBOR Loan, the twelve-month period which commences on the first day of such Loan, or the effective date of any conversion (as the case may be) and ends on the last day of such twelve-month period; provided that no single day shall be deemed to be a part of two Interest Periods.

          "Interest Rate" means the Base Rate or the Adjusted LIBO Rate, as the case may be.

          "Interest Rate Agreements" means one or more interest rate swap agreements, caps, collars, or other master interest rate hedging mechanisms.

          "Lease Buyout" has the meaning given in Section 5.17 of the Credit
Agreement.

          "Lease Financing" means the provision of senior secured credit facilities for the purpose of financing the Lease Buyout.

          "Lease Solution" has the meaning given in Section 5.17 of the Credit
Agreement.

          "Lease Suspense Account" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "Legal Requirements" means, as to any Person, any requirement under a
Permit and any Governmental Rule, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

          "Lending Office" means, with respect to any Bank, the office designated in writing as such to Administrative Agent and Borrower from time to time.

          "LIBOR Loan" has the meaning given in Section 2.1.1(b)(i) of the
Credit Agreement.

          "Lien" means, with respect to any property or asset, any mortgage, deed of trust, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Liquidation Costs" has the meaning given in Section 2.7 of the Credit
Agreement.

          "Loan Party" means Ormat Technologies, Sponsor, Borrower, each
Guarantor, each Non-Guarantor and any Affiliate of Sponsor (other than Ormat
Industries) which may become a party to any Credit Document.

          "Loans" has the meaning given in Section 2.1.1(a) of the Credit
Agreement.

                                       14

          "Loss Proceeds" has the meaning given in Section 3.7.1(b) of the
Depositary Agreement.

          "Loss Proceeds Account" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "Major Casualty Event" has the meaning given in Section 3.7.2(b) of the Depositary Agreement.

          "Major Condemnation Casualty Event" has the meaning given in Section
3.7.2(b) of the Depositary Agreement.

          "Major Insurance Casualty Event" has the meaning given in Section
3.7.2(b) of the Depositary Agreement.

          "Major Maintenance" means labor, materials and other direct expenses for any overhaul of, or major maintenance procedure for, any of the Projects which requires significant disassembly or shutdown of such Project or any material portion thereof, (a) in accordance with Prudent Utility Practices, (b)
pursuant to manufacturers' recommendations or (c) pursuant to any applicable
Legal Requirement.

          "Major Project Documents" means the Power Purchase Agreements, the O&M
Agreements, the Water Supply Agreements, the SIGC Transmission Service
Agreement, the Connection Agreements, the Interconnection Agreements, the HGC
Geothermal Sales Agreement, the SIGC Participation Agreement, the SIGC Escrow
Agreement, the GE Lease, the SIGC Sublease, the Material Real Property
Documents, the Acquisition Agreement, and, unless otherwise agreed by
Administrative Agent prior to its execution and delivery, each Additional
Project Document.

          "Major Project Participants" means, without duplication, the Project
Companies, the Operators, Edison, Covanta, IID, GECC (until the Lease Buyout),
Owner Trustee (until the Lease Buyout), Owner Participant (until the Lease
Buyout), First Trust of New York (until the Lease Buyout), and any counterparty to any Additional Project Document which is a Major Project Document.

          "Majority Banks" means, at any time, Banks having Proportionate Shares which in the aggregate exceed 51%.

          "Make-Whole Premium" has the meaning given in Section 2.1.6(b)(ii) of the Credit Agreement.

          "Mammoth Collateral Release" shall have the meaning given in Section
3.3.1 of the Credit Agreement.

          "Mammoth G-l and G-2 Geothermal Lease" means the Lease dated August
31, 1983 between Magma Power Company, as successor in interest to Magma Energy,
Inc., and Holt Geothermal Company, as assigned by Holt Geothermal Company to
Mammoth-Pacific on August 31, 1983, and as amended by the First Amendment to
Geothermal Lease dated April 30,

                                       15

1987, as further amended by the Second Amendment to Geothermal Lease dated
January 1, 1990 and as further amended by the Third Amendment to Geothermal
Lease dated April 12, 1991.

          "Mammoth G-l Power Purchase Agreement" means the Amended and Restated
Power Purchase and Sales Agreement Between Mammoth-Pacific and Southern
California Edison Company dated as of December 2, 1986 between Mammoth-Pacific and Edison, as amended by the Amendment No. 1 to the Amended and Restated Power
Purchase and Sales Agreement Between Mammoth Pacific and Southern California
Edison Company dated May 18, 1990 between Mammoth Pacific and Edison, and as assigned by Mammoth Pacific to Mammoth Lakes, and as further amended by the
Agreement Addressing Renewable Energy Pricing and Payment Issues dated June 19,
2001 between Mammoth Lakes and Edison and the Amendment No. 1 to Agreement
Addressing Renewable Energy Pricing and Payment Issues dated November 30, 2001 between Mammoth Lakes and Edison, and the clarification letters by Edison re:
contract terms dated November 27, 2001 and November 29, 2001.

          "Mammoth G-2 Interconnection Agreement" means the Interconnection
Facilities Agreement ("Agreement") Seller Owned and Operated Facility dated
October 27, 1989 between Mammoth Pacific and Edison, attached as Appendix A to the Mammoth G-2 Power Purchase Agreement, as assigned by Mammoth Pacific to
Mammoth Lakes.

          "Mammoth G-2 Power Purchase Agreement" means the Power Purchase
Contract Between Southern California Edison Company and Mammoth Pacific (Casa
Diablo Geothermal II) dated as of April 15, 1985 between Mammoth Pacific and
Edison, as amended by the Amendment No. 1 to the Power Purchase Contract Between
Southern California Edison Company and Mammoth Pacific (Mammoth Pacific II
Project) dated October 27, 1989 between Mammoth Pacific and Edison and the
Amendment No. 2 to the Power Purchase Contract Between Southern California
Edison Company and Mammoth Pacific dated December 20, 1989 between Mammoth
Pacific and Edison, and as assigned by Mammoth Pacific to Mammoth Lakes, and as further amended by the Agreement Addressing Renewable Energy Pricing and Payment
Issues dated June 19, 2001 between Mammoth Lakes and Edison, the Amendment No. 1 to Agreement Addressing Renewable Energy Pricing and Payment Issues, dated
November 30, 2001 between Mammoth Lakes and Edison, and the clarification letters by Edison re: contract terms, dated November 27, 2001 and November
29, 2001.

          "Mammoth G-3 Geothermal Lease" means, collectively, the Federal
Geothermal Resources Leases granted by the United States of America, as lessor acting through the Bureau of Land Management, Serial Files CACA 14408 and CACA
11667.

          "Mammoth G-3 Interconnection Agreement" means the Interconnection
Facilities Agreement ("Agreement") Seller Owned and Operated Facility, dated
October 27, 1989, between Edison and Pacific Lighting Energy Systems, attached as Appendix A to the Mammoth G-3 Power Purchase Agreement, as assigned by
Pacific Lighting Energy Systems to Mammoth Lakes.

          "Mammoth G-3 Power Purchase Agreement" means the Power Purchase
Contract Between Southern California Edison Company and Santa Fe Geothermal,
Inc. (Casa Diablo)

                                       16

dated as of April 16, 1985 between Edison and Santa Fe Geothermal, Inc., as assigned by Santa Fe Geothermal, Inc. to Pacific Lighting Energy Systems, and as
amended by the Amendment No. 1 to Power Purchase Contract Between Southern
California Edison Company and Pacific Lighting Energy Systems (PLES I Project)
dated October 27, 1989 between Edison and Pacific Lighting Energy Systems and the Amendment No. 2 Power Purchase Contract Between Southern California Edison
Company and Pacific Lighting Energy Systems dated December 20, 1989 between
Edison and Pacific Lighting Energy Systems, as further assigned by Pacific
Lighting Energy Systems to Mammoth Lakes, and as further amended by the
Agreement Addressing Renewable Energy Pricing and Payment Issues dated June 19,
2001 between Mammoth Lakes and Edison, the Amendment No. 1 to Agreement
Addressing Renewable Energy Pricing and Payment Issues dated November 30, 2001 between Mammoth Lakes and Edison, and the clarification letters by Edison re:
contract terms, dated November 27, 2001 and November 29, 2001.

          "Mammoth G-3 Site License" means that certain License for Electric
Power Plant Site Utilizing Geothermal Resources, Serial No. CACA 021918, dated
July 26, 1989, granted by the United States of America, as licensor acting through the Department of the Interior Bureau of Land Management, and held by
Mammoth Lakes.

          "Mammoth Lakes" means Mammoth-Pacific, L.P., a California limited partnership.

          "Mammoth O&M Agreement" means the Plant Operating Services Agreement dated as of January 1, 1995 between Mammoth Lakes and Pacific Power Plant
Operations, as assigned by Pacific Power Plant Operations to Covanta Pacific
Power Plant Operations, Inc. and as further assigned by Covanta Pacific Power
Plant Operations, Inc. to Mammoth Operator.

          "Mammoth Operator" means Sponsor.

          "Mammoth Ownership Event" means an acquisition by OrMammoth of direct ownership interests of Mammoth Lakes such that OrMammoth owns 100% of the direct ownership interests of Mammoth Lakes.

          "Mammoth Prepayment Conditions" means (a) the delivery by Borrower to
Administrative Agent of a notice that it intends to effectuate the Mammoth
Collateral Release through the satisfaction of the Mammoth Prepayment
Conditions, (b) the delivery by Borrower of such notice at least three Banking
Days prior to the proposed Mammoth Collateral Release (and, in any event, on or before February 15, 2004), (c) the deposit by Borrower into the Funding Account of $28,900,000 (which amount represents the amount of the Loans attributable to
OrMammoth, the Mammoth Project and the related Collateral), (d) the payment by
Borrower to Administrative Agent, on behalf of Banks, of a non-refundable release fee $1,445,000, and (e) the delivery by Borrower to Administrative Agent of a certificate, in form and substance reasonably satisfactory to
Administrative Agent, certifying that (i) no Event of Default exists, (ii) since the Closing Date, no Material Adverse Effect has occurred and is continuing,
(iii) the Collateral proposed to be released pursuant to the Mammoth Collateral
Release will be used to secure the payment of Ormat Technologies', Ormat
Nevada's or Ormat Funding Corp.'s (as the

                                       17

case may be) obligations under its capital markets financing, and (iv) each of the Mammoth Prepayment Conditions have been satisfied.

          "Mammoth Project" means the 40 MW geothermal electric power project
(comprised of three geothermal plants) located near Mammoth Lakes, California and owned by Mammoth Lakes.

          "Mandatory Prepayment" has the meaning given in Section 2.1.6(c) of the Credit Agreement.

          "Material Adverse Effect" means (a) any event or occurrence of whatever nature which could reasonably be expected to materially and adversely affect Borrower's, any of the Project Companies' or any of the Major Project
Participants' ability to perform its obligations under a Project Document, where such inability could reasonably be expected to have a material and adverse affect on the leasing, operation or ownership of any of the Projects, (b) any event or occurrence of whatever nature which could reasonably be expected to materially and adversely affect any Loan Party's ability to perform its obligations under the Credit Documents, and (c) any event or occurrence of whatever nature which could reasonably be expected to materially and adversely affect the validity or priority of the Secured Parties' security interests in the Collateral (viewed on a collective basis for each Project).

          "Material Heber Real Property Interests" means, collectively, the
Insured Heber Real Property Interests and the Additional Material Heber Real
Property Interests.

          "Material Real Property Documents" means, collectively, the documents that create or memorialize the Material Real Property Interests.

          "Material Real Property Interests" means, collectively, the Insured
Real Property Interests, the Additional Material Heber Real Property Interests
and the Mammoth G-3 Site License.

          "Maturity" or "maturity" means, with respect to any Loan, Borrowing, interest, fee or other amount payable by Borrower under the Credit Agreement or the other Credit Documents, the date such Loan, Borrowing, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

          "Maturity Date" means December 18, 2019.

          "Minimum Notice Period" means (a) at least three Banking Days before the date of any Borrowing (except for the initial Borrowing, which shall be at least one Banking Day before the date of such initial Borrowing), continuation or conversion of a Type of Loan resulting in whole or in part in one or more
LIBOR Loans, and (b) at least one Banking Day before any Borrowing or conversion of a Type of Loan resulting in whole or in part in one or more Base Rate Loans.

          "Monthly Date" means, for any month, the last Banking Day of such month.

          "Moody's" means Moody's Investors Service, Inc.

                                       18

          "Mortgaged Property" means, with respect to each Deed of Trust, the
"Mortgaged Property" referred to in the granting clause of such Deed of Trust.

          "Multiemployer Plan" means any "Multiemployer Plan" (as such term is defined in Section 3(37) or 4001(a)(3) of ERISA).

          "Net Worth Covenant" means the covenant set forth in Section 4.7 of the Sponsor Guaranty.

          "Non-Advancing Bank" has the meaning given in Section 9.12 of the
Credit Agreement.

          "Non-Guarantors" means Mammoth Lakes, ORNI, OrHeber 2, OrHeber 3 and
SIGC; provided that (a) as of and after any Mammoth Ownership Event, the term
"Non-Guarantors" shall not include Mammoth Lakes and (b) as of and after any
Lease Buyout, the term "Non-Guarantors" shall not include SIGC, ORNI, OrHeber 2 and OrHeber 3.

          "Non-Major Casualty Event" has the meaning given in Section 3.7.2(a)
of the Depositary Agreement.

          "Non-Major Condemnation Casualty Event" has the meaning given in
Section 3.7.2(a) of the Depositary Agreement.

          "Non-Major Insurance Casualty Event" has the meaning given in Section
3.7.2(a) of the Depositary Agreement.

          "Non-Material Real Property Interests" means, collectively, any real property interests held by a Project Company that are not a Material Real
Property Interest.

          "Nonrecourse Persons" has the meaning given in Article 8 of the Credit
Agreement.

          "Note" has the meaning given in Section 2.1.3 of the Credit Agreement.

          "Notice of Borrowing" has the meaning given in Section 2.1.1(b) of the Credit Agreement.

          "Notice of Conversion of Loan Type" has the meaning given in Section
2.1.5 of the Credit Agreement.

          "O&M Account" has the meaning given in Section 1.1 of the Depositary
Agreement.

          "O&M Agreements" means the Heber O&M Agreement and the Mammoth O&M
Agreement.

          "O&M Costs" for any period, cash amounts incurred and paid by any of the Project Companies for the operation and maintenance of any of the Projects or any portion

                                       19

thereof, including (a) premiums for insurance policies, (b) costs of obtaining any other materials, supplies, utilities or services for any of the Projects,
(c) costs of obtaining, maintaining, renewing and amending Permits, (d)
franchise, licensing, property, real estate, sales and excise taxes, (e) general and administrative expenses, (f) employee salaries, wages and other employment-related costs, (g) costs required to be paid by any of the Project
Companies under any Project Document or Credit Document (other than scheduled debt service), (h) legal and other transaction costs and all other fees payable to any of the Secured Parties (other than amounts constituting scheduled debt service), (i) expenditures made in connection with Major Maintenance, and (j)
all other fees and expenses necessary for the continued operation and maintenance of any of the Projects and the conduct of the business of any of the
Projects, but exclusive in all cases of non-cash charges, including depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other bookkeeping entries of a similar nature, and also exclusive of all interest charges and charges for the payment or amortization of principal of
Debt of any of the Loan Parties. O&M Costs shall not include (i) capital expenditures (other than capital expenditures made in connection with Major
Maintenance), (ii) payments for restoration or repair of any of the Projects from the Loss Proceeds Account or (iii) any of the investments described in
Section 6.6(b) of the Credit Agreement.

          "Obligations" means and includes, with respect to any Loan Party, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by such Person to Administrative Agent, Depositary Agent or the Banks of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including all interest, reasonable fees, reasonable charges, reasonable expenses, reasonable attorneys' fees and consultant fees chargeable to such Person and payable by such Person hereunder or thereunder.

          "Operating Account" has the meaning given in Section 6.14 of the
Credit Agreement.

          "Operating Budget" has the meaning given in Section 5.11.1 of the
Credit Agreement.

          "Operating Cash Available for Debt Service" means, for any period,
Project Revenues during such period minus O&M Costs during such period.

          "Operative Documents" means, collectively, the Credit Documents and the Project Documents.

          "Operators" means SIGC Operator, Heber Operator and Mammoth Operator.

          "OrHeber 1" means OrHeber 1 Inc., a Delaware corporation and a wholly-owned direct Subsidiary of Borrower.

          "OrHeber 2" means OrHeber 2 Inc., a Delaware corporation and a wholly-owned direct Subsidiary of Borrower.

                                       20

          "OrHeber 3" means OrHeber 3 Inc., a Delaware corporation and a wholly-owned direct Subsidiary of Borrower.

          "OrMammoth" means OrMammoth Inc., a Delaware corporation and a wholly-owned direct Subsidiary of Borrower.

          "Ormat Industries" means Ormat Industries Ltd., a company registered under the laws of Israel and the sole shareholder of Ormat Technologies.

          "Ormat Industries Letter" means the letter from Ormat Industries to
Administrative Agent, pursuant to which Ormat Industries shall (a) acknowledge the transactions contemplated by the Ormat Technologies Subordination Agreement
and the Net Worth Covenant contained in the Sponsor Guaranty, (b) acknowledge that the Banks are relying on the Ormat Technologies Subordination Agreement and
the Sponsor Guaranty (including the Net Worth Covenant) and (c) agree not to take any action which could reasonably be expected to result in the violation of the Ormat Technologies Subordination Agreement or the Net Worth Covenant.

          "Ormat Nevada Subordination Agreement" means the Subordination
Agreement, dated as of the Closing Date, among Sponsor, Borrower and
Administrative Agent, pursuant to which Sponsor shall subordinate its right to receive payments under any Subordinated Loans.

          "Ormat Technologies" means Ormat Technologies, Inc., a Delaware corporation, the sole shareholder of Sponsor.

          "Ormat Technologies Subordination Agreement" means the Subordination
Agreement, dated as of the Closing Date, among Sponsor, Ormat Technologies and
Administrative Agent, pursuant to which Ormat Technologies shall subordinate its right to receive payments under the intercompany loans it has and will make to
Sponsor to the extent necessary for Sponsor to satisfy the Net Worth Covenant.

          "ORNI" means ORNI 10 LLC, a Delaware limited liability company.

          "Other Taxes" has the meaning given in Section 2.4.4(a) of the Credit
Agreement.

          "Outstanding Non-Royalty Claimant" has the meaning given in Section
4.20 of the Credit Agreement.

          "Owner Participant" means Aircraft Services Corporation, a Nevada corporation.

          "Owner Trustee" means U.S. Trust Company of California, N.A.

          "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "Permit" means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a
Governmental Instrumentality; provided, however, that the Mammoth G-3 Geothermal
Lease, the Mammoth G-3 Site License, the Additional Mammoth Leases and any other lease or right-of-way issued by

                                       21

the Bureau of Land Management shall not be considered to be "Permits" and shall be governed by the provisions of the Credit Documents that deal with real property interests.

          "Permitted Debt" means (a) Debt incurred under the Credit Documents,
(b) Debt associated with the GE Lease, (c) the Subordinated Loans, (d) trade or other similar Debt incurred in the ordinary course of business (but not for borrowed money), either not more than 90 days past due or being contested in good faith, (e) Debt pursuant to the terms of a Project Document (but not for borrowed money), either not more than 90 days past due or being contested in good faith, (f) contingent liabilities, to the extent otherwise constituting
Debt, including those relating to (i) the acquisition of goods, supplies or merchandise in the normal course of business or normal trade credit, (ii) the endorsement of negotiable instruments received in the normal course of its business, and (iii) contingent liabilities incurred with respect to any
Operative Document or any Permit related to a Project, (g) obligations in respect of surety bonds or similar instruments in an aggregate amount not exceeding $1,500,000 at any one time outstanding and (h) Debt in respect of a
DSR Letter of Credit that is subordinated to the Obligations pursuant to the subordination terms set forth in Exhibit D-4 to the Credit Agreement.

          "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the
United States of America is pledged in support thereof) having a maturity not exceeding one year from the date of issuance, (b) time deposits and certificates of deposit of any Bank or any domestic or foreign commercial bank whose outstanding long-term debt is rated at least A-l or the equivalent thereof by S&P or at least P-l or the equivalent thereof by Moody's having capital and surplus in excess of $500,000,000 and, in each case, having a maturity not exceeding 90 days from the date of acquisition, (c) commercial paper issued by any domestic corporation rated at least A-l or the equivalent thereof by S&P or at least P-l or the equivalent thereof by Moody's and, in each case, having a maturity not exceeding 90 days from the date of acquisition, (d) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any Bank or bank meeting the qualifications established in clause (b) above, (e)
high-grade corporate bonds rated at least AA or the equivalent thereof by S&P or at least Aa2 or the equivalent thereof by Moody's and, in each case, having a maturity not exceeding 90 days from the date of acquisition, and (f) money market mutual funds whose investment criteria are substantially similar to items
(a) through (e) of this definition.

          "Permitted Liens" means (a) the Liens, rights and interests of
Administrative Agent and any other Secured Party as provided in the Credit
Documents; (b) Liens for any tax, assessment or other governmental charge, either secured by a bond or other security reasonably acceptable to
Administrative Agent or not yet due or being contested in good faith and by appropriate proceedings, so long as (i) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of any Project, any Site or any easements, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with the use or disposition of any
Project, any Site or any easements, (ii) a bond or other security reasonably acceptable to Administrative Agent has been posted or provided in such manner and amount as to reasonably assure Administrative Agent that any taxes, assessments or other charges determined to be due will be promptly paid in full when such contest is determined, or

                                       22

(iii) adequate cash reserves have been provided therefor; (c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens, arising in the ordinary course of business or in connection with the improvement of any
Project after the Closing Date (or the mechanics' liens referred to in item No.
7 to Schedule 4.10 of the Acquisition Agreement), either for amounts not yet due or for amounts being contested in good faith and by appropriate proceedings, so long as (i) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of any Project, any Site or any easements, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with the use or disposition of any Project, any Site or any easements, (ii) a bond or other security reasonably acceptable to Administrative
Agent has been posted or provided in such manner and amount as to assure
Administrative Agent that any amounts determined to be due will be promptly paid in full when such contest is determined, or (iii) adequate cash reserves have been provided therefor; (d) Liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security reasonably acceptable to Administrative Agent have been provided or are fully covered by insurance (subject to a customary deductible); (e) Title Exceptions; (f) Liens, deposits or pledges in connection with workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits, or to secure statutory obligations or performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or for purposes of like general nature in the ordinary course of its business, not to exceed $1,000,000 in the aggregate at any time, and with any such Lien to be released as promptly as practicable; (g) other Liens incident to the ordinary course of business that are not incurred in connection with the obtaining of any loan, advance or credit and that do not in the aggregate materially impair the use of the property or assets of the applicable Loan Party (other than Ormat Technologies) or the value of such property or assets for the purposes of such business; (h) involuntary
Liens (including a Lien of an attachment, judgment or execution) securing a charge or obligation, on any of Borrower's property, either real or personal, whether now or hereafter owned in the aggregate sum of less than $500,000; (i)
until the Lease Buyout, the GECC Liens; and (j) any Liens and encumbrances
(except those that could reasonably be expected to have a Material Adverse
Effect) against any of the lands that are the subject of the Uninsured Real
Property Interests.

          "Permitted Reorganization" means any transfer, assignment, merger, consolidation or other similar transaction pursuant to which one or more of
ORNI, OrHeber 2 and OrHeber 3 cease to be a holding company formed for the primary purpose of owning equity interests in or more of the Project Companies or another Loan Party. Any such reorganization shall be permitted only if: (a)
after giving effect to such reorganization, Administrative Agent, for the benefit of the Secured Parties, shall have a first-priority perfected Lien on the ownership interests of the remaining Guarantors and Non-Guarantors (other than (i) until a Mammoth Ownership Event, Mammoth Lakes and (ii) until the Lease
Buyout, ORNI, OrHeber 2, OrHeber 3 and SIGC); (b) the applicable security agreements and pledge agreements shall have been amended in a manner satisfactory to Administrative Agent to preserve, protect and maintain the benefits of the Secured Parties' Liens on the Collateral; (c) each of Sponsor and the Guarantors shall have reaffirmed their respective obligations under the
Sponsor Guaranty or the applicable Subsidiary Guaranty, as the case may be; (d)
the applicable reorganization documents (including any amendments to any Loan
Party's Governing Documents) shall be satisfactory to Administrative Agent; (e)
Administrative Agent shall have received, and be satisfied with, each

                                       23

of the documents described in Sections 3.1.1, 3.1.3 and 3.1.4 and the first sentence of Section 3.1.5 of the Credit Agreement; (f) Administrative Agent
shall have received opinions of counsel to the Loan Parties involved with such reorganization, which opinions shall be satisfactory to Administrative Agent and shall cover or confirm, with respect to such reorganization, (i) the due incorporation of each such Loan Party, (ii) the due authorization and enforceability of each Major Project Document and Credit Document to which any such Loan Party is a party as of the date of such reorganization, (iii)
regulatory matters (including preservation of QF status), (iv) the validity, perfection and priority of the Liens under the Collateral Documents, (v)
Investment Company Act of 1940 matters, (vi) no violations of 1aw and no conflicts with certain agreements, court orders and Governing Documents, and
(vii) receipt of all necessary consents and governmental approvals; (g) no
Potential Event of Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such reorganization; (h) with respect to SIGC, ORNI, OrHeber 2 and OrHeber 3, no such reorganization shall be permitted until the Lease Buyout occurs; and (i) the applicable surviving Loan
Parties shall have made representations and warranties with respect to each of the matters described in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.9, 4.15,
4.16, 4.24 and 4.30 of the Credit Agreement.

          "Permitted Sponsor Sale" means any transfer, sale or other similar disposition pursuant to which Sponsor disposes up to 49% of its economic (but not voting) interests in Borrower to any Person. Any such disposition shall only be permitted if: (a) such Person shall not have control over the management or affairs of Borrower; (b) such Person shall be a corporation, limited liability company or limited liability partnership formed in the United States; (c)
Sponsor shall have reaffirmed its obligations under the Sponsor Guaranty; (d)
after giving effect to such disposition, Administrative Agent, for the benefit of the Secured Parties, shall have a first-priority perfected Lien on all of the ownership interests of Borrower; (e) Administrative Agent shall have received opinions of counsel to Sponsor and such Person, which opinions shall be satisfactory to Administrative Agent and shall cover or confirm, with respect to such disposition, (i) the due incorporation of Sponsor and such Person, (ii) the due authorization and enforceability of each Major Project Document and Credit
Document to which any Sponsor or such Person is a party as of the date of such disposition, (iii) regulatory matters (including preservation of QF status),
(iv) the validity, perfection and priority of the Liens under the applicable pledge agreement, (v) Investment Company Act of 1940 matters, (vi) no violations of law and no conflicts with certain agreements, court orders and Governing
Documents, and (vii) receipt of all necessary consents and governmental approvals; (f) Administrative Agent shall have received from Sponsor and such
Person, and be satisfied with, each of the documents described in described in
Sections 3.1.1, 3.1.3 and 3.1.4 (with respect to such Person only) and the first sentence of Section 3.1.5 of the Credit Agreement; and (g) no Potential Event of
Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such reorganization. "Person" means any natural person, corporation, partnership, limited liability company, firm, association,
Governmental Instrumentality or any other entity whether acting in an individual, fiduciary or other capacity.

          "Pledge Agreements" means the following agreements, each in substantially the form of Exhibit D-3 to the Credit Agreement: (a) the Pledge and Security Agreement, dated as of the Closing Date, among Sponsor, Borrower and Administrative Agent, (b) the Pledge and Security Agreement, dated as of the
Closing Date, among Borrower, OrHeber 1 and Administrative Agent, (c) the Pledge
and Security Agreement, dated as of the Closing Date,

                                       24

among Borrower, OrMammoth and Administrative Agent, (d) the Pledge and Security
Agreement, dated as of the Closing Date, among Borrower, OrHeber 1, HFC, HGC and
Administrative Agent, (e) the Pledge and Security Agreement, dated as of the
Closing Date, among OrHeber 1, ORNI and Administrative Agent and (f) each Pledge
Agreement entered into after the Closing Date pursuant to Section 5.17 or 5.18 of the Credit Agreement.

          "Post-Closing Title Work" has the meaning given in Section 5.20 of the
Credit Agreement.

          "Potential Event of Default" means the occurrence of any of the events specified in Section 7.1 of the Credit Agreement, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Power Purchase Agreements" means the HGC Power Purchase Agreement, the Mammoth G-l Power Purchase Agreement, the Mammoth G-2 Power Purchase
Agreement, the Mammoth G-3 Power Purchase Agreement and the SIGC Power Purchase
Agreement and any additional power purchase agreements entered into between
Edison and any of the Project Companies.

          "Principal Repayment Dates" means (a) each March 31, June 30,
September 30 and December 31, commencing on June 30, 2004 and (b) the Maturity
Date.

          "Project Companies" means HFC, HGC, Mammoth Lakes and SIGC.

          "Project Documents" means, without duplication, the Major Project
Documents and any other agreement or document relating to the development, construction or operation of a Project to which any Project Company is a party.

          "Project Document Modification" has the meaning given in Section
6.12.1 of the Credit Agreement.

          "Project Revenues" means all income and cash receipts of Borrower, any of the Guarantors and any of the Non-Guarantors derived from the ownership, leasing or operation of any of the Projects, including payments received by any of the Project Companies under the Power Purchase Agreements, proceeds of any delay in start up or business interruption or liability insurance (to the extent such liability insurance proceeds represent reimbursement of third party claims previously paid by a Loan Party), income derived from the sale or use of electric capacity or energy transmitted or distributed or ancillary services produced by any of the Projects, income derived from the sale of "green credits"
or "green-tags", income derived from the production of renewable energy from any
Governmental Instrumentality (including, without limitation, the California
Energy Commission), income derived from the monetization of any credits earned in connection with the production of renewable energy, investment income on amounts in the Accounts (solely to the extent deposited in the applicable
Account), and any working capital acquired by Borrower, any of the Guarantors or any of the Non-Guarantors under the Acquisition Agreement in excess of the amount of any Sponsor Support Payments made by Sponsor to Borrower pursuant to
Section 2.2(b) of the Sponsor Guaranty, but excluding (a) proceeds of casualty insurance, (b) the proceeds of any condemnation awards relating to the Project and (c) proceeds from the Collateral Documents. With respect to Mammoth Lakes and,

                                       25

until the termination of the GE Lease, OrHeber 2, OrHeber 3, ORNI and SIGC,
Project Revenues shall only include income, cash receipts and proceeds which
Mammoth Lakes, OrHeber 2, OrHeber 3, ORNI or SIGC, as the case may be, are entitled to (and actually receive) under Mammoth Lakes' Governing Documents or under the GE Lease, respectively.

          "Projections" means a projection of operating results for the Projects over a period commencing on the Closing Date and ending on December 31, 2023, which projection is attached as Exhibit G-3 to the Credit Agreement.

          "Projects" means the HFC Project, the HGC Project, the Mammoth Project and the SIGC Project.

          "Proportionate Share" means, with respect to each Bank at any time, a percentage equal to (a) with respect to any determination made prior to the making of any Loans hereunder, the percentage interest of such Bank in the Total
Senior Loan Commitment, and (b) with respect to any determination made after the making of any Loans hereunder, the percentage interest of such Bank in the outstanding Loans.

          "Prudent Utility Practices" means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by geothermal electric power projects in the State of California of a type and size similar to the Project as good, safe and prudent engineering practices in connection with the operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such power projects, that, in the exercise of reasonable judgment, based on the facts known at the time, would have been expected to accomplish the desired result in a manner consistent with the interest of safety, performance, dependability, efficiency and economy. "Prudent Utility Practices" does not necessarily mean one particular practice, method, equipment specification or standard in all cases, but is instead intended to encompass a broad range of acceptable practices, methods, equipment specifications and standards.

          "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

          "PURPA" means the Public Utility Regulatory Policies Act of 1978, as amended.

          "QF" means a "qualifying facility" as defined under the FPA, as amended by PURPA and Subpart B of Part 292 of the FERC's regulations.

          "Real Property Standard" means, when applied to any real
property-related provision of the Credit Agreement, the fact that (a) the particular matter could not reasonably be expected to have a Material Adverse
Effect (as determined by Administrative Agent) and (b) such matter can reasonably be expected to be satisfactorily cured or remedied by the performance of the Post-Closing Title Work (as determined by Administrative Agent).

          "Register" has the meaning given in Section 2.1.7 of the Credit
Agreement.

          "Regulation D" means Regulation D of the Board of Governors of the
Federal Reserve System (or any successor).

                                       26

          "Regulatory Change" means any change after the Closing Date in Legal
Requirements, or the adoption or making after such date of any interpretations, directives or requests of or under any Legal Requirements (whether or not having the force of law) by any Governmental Instrumentality charged with the interpretation or administration thereof.

          "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, emptying, seeping, placing or the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Release Date" has the meaning given in Section 3.3.2 of the Credit
Agreement.

          "Release Notice" has the meaning given in Section 3.3.2 of the Credit
Agreement.

          "Reorganizing Debtors" means each of the Guarantors (other than
OrHeber 1, ORNI and OrMammoth) and Non-Guarantors (other than Mammoth Lakes,
OrHeber 2 and OrHeber 3).

          "Replacement Bank" has the meaning given in Section 2.9.1 of the
Credit Agreement.

          "Replacement Obligor" means (a) with respect to any Person party to a
Major Project Document in effect on the Closing Date, any Person satisfactory to
Administrative Agent acting at the direction of the Majority Banks, or (b) with respect to any Person party to an Additional Project Document, any Person satisfactory to Administrative Agent and having credit, or acceptable credit support, equal to or greater than that of the replaced Person (or otherwise acceptable to Administrative Agent) on the date that the applicable Additional
Project Document was entered into who, pursuant to any definitive agreement, definitive guarantee or definitive backup arrangement, in each case reasonably satisfactory to Administrative Agent, assumes the obligation of providing the services and products on terms and conditions no less favorable to Borrower than those which such Person is obligated to provide pursuant to the applicable
Additional Project Document.

          "Reportable Event" means any of the events set forth in Section
4043(b) or (c) of ERISA for which notice to the PBGC has not been waived and, in the case of any event subject to Section 4043(b) of ERISA, for purposes of
Section 5.4.17, the event shall be deemed to have occurred on the date by which notice of such event is required to be provided to the PBGC with respect thereto.

          "Request for Notice" means a request for notice or similar document recorded pursuant to Section 2924B of the California Civil Code.

          "Required Banks" means, at any time, Banks having Proportionate Shares which in the aggregate equal or exceed 66.67%.

          "Reserve Requirement" means, for LIBOR Loans, the maximum rate
(expressed as a percentage) at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the
Interest Period therefor under Regulation D by member banks of the Federal
Reserve System in New York City with deposits exceeding $1,000,000,000

                                       27

against "Eurocurrency liabilities" (as such term is used in Regulation D).
Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Adjusted LIBO Rate or LIBOR Loans is to be determined, (b) any category of liabilities or extensions of credit or other assets which include LIBOR Loans or (c) any category of liabilities or extensions of credit which are considered irrevocable commitments to lend.

          "Responsible Officer" means, as to any Person, its president, chief executive officer, any vice president, treasurer, chief financial officer, secretary or assistant secretary or any natural Person who is a managing general partner or manager or managing member of a limited liability company (or any of the preceding with regard to any such managing general partner, manager or managing member).

          "Restricted Payments Conditions" has the meaning given in Section 6.19 of the Credit Agreement.

          "Revenue Account" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "S&P" means Standard & Poor's Corporation and its successors and assigns.

          "Secured Parties" means Administrative Agent, each Bank and each of their respective successors, permitted transferees and permitted assigns;
provided, that (a) no Affiliate of Sponsor and (b) no counterparty to an
Interest Rate Agreement entered into by Borrower, any Guarantor or any
Non-Guarantor shall be a "Secured Party" hereunder or under any other Credit
Document. Nothing in this definition shall limit any Loan Party's subrogation rights provided for in the Credit Documents.

          "Security Agreements" means the following agreements, each in substantially the form of Exhibit D-2 to the Credit Agreement: (a) the Security
Agreement, dated as of the Closing Date, between Administrative Agent and
Borrower, (b) the Security Agreement, dated as of the Closing Date, between
Administrative Agent and HFC, (c) the Security Agreement, dated as of the
Closing Date, between Administrative Agent and HGC, (d) the Security Agreement,
dated as of the Closing Date, between Administrative Agent and OrMammoth, (e)
the Security Agreement, dated as of the Closing Date, between Administrative
Agent and OrHeber 1, and (f) each Security Agreement entered into after the
Closing Date pursuant to Section 5.17 or 5.18 of the Credit Agreement.

          "Seller Plan of Reorganization" means that certain Heber Debtors'
Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy
Code, dated November 21, 2003, proposed and filed by Amor, Energy I, Energy II,
HFC, HGC and SIGC as debtors and debtors in possession under chapter 11 of the
Bankruptcy Law and as confirmed by the Confirmation Order.

          "Sellers" means Covanta Heber Field Energy, Inc., Heber Field Energy
II, Inc., ERC Energy, Inc., ERC Energy II, Inc., Heber Loan Partners, Covanta
Power Pacific, Inc.,

                                       28

Covanta Energy Americas, Inc., Pacific Geothermal Company, Mammoth Geothermal
Company, Amor, Energy I and Energy II.

          "Senior Loan Commitment" means, at any time with respect to each Bank, such Bank's Proportionate Share of the Total Senior Loan Commitment at such time.

          "SIGC" means Second Imperial Geothermal Company, L.P., a California limited partnership.

          "SIGC Connection Agreement" means the Plant Connection Agreement dated
October 27, 1992 between IID and SIGC.

          "SIGC Escrow Agreement" means the First Amended and Restated Escrow
Agreement dated as of September 1, 1993 among SIGC, Owner Trustee, Owner
Participant, GECC and Morgan Guaranty Trust Company of New York, as amended by the letter agreements dated as of September 8, 1997 and December 20, 2000 among
SIGC, GECC, Owner Participant, Owner Trustee and First Trust of New York, as
successor in interest to Morgan Guaranty Trust Company of New York.

          "SIGC O&M Agreement" means the Operation and Maintenance Agreement dated as of November 24, 2002 between SIGC and Ogden SIGC Geothermal Operations,
Inc., as assigned by Ogden SIGC Geothermal Operations, Inc. to Covanta SIGC
Geothermal Operations, Inc., and as further assigned by Covanta SIGC Geothermal
Operations, Inc. to SIGC Operator.

          "SIGC Operator" means ORNI 8 LLC.

          "SIGC Participation Agreement" means the Participation Agreement dated as of November 24, 1992 among SIGC, Amor, Energy I and Energy II as successors to Second Imperial Continental, Inc., Ogden SIGC Geothermal Operations, Inc.,
Owner Trustee, Owner Participant, and GECC, as amended by the Amendment No. 1 dated as of September 1, 1993 among SIGC, Amor, Energy I and Energy II as successors to Second Imperial Continental, Inc., Ogden SIGC Geothermal
Operations, Inc., Owner Trustee, Owner Participant, and GECC.

          "SIGC Power Purchase Agreement" means the Power Purchase Contract dated as of April 16, 1985 between SIGC and Edison, as amended by the Amendment
No. 1 to the Power Purchase Contract dated October 23, 1987 between SIGC and
Edison, the Amendment No. 2 to the Power Purchase Contract dated July 27, 1990 between SIGC and Edison, the Amendment No. 3 to the Power Purchase Contract
dated November 24, 1992 between SIGC and Edison, the Agreement Addressing
Renewable Energy Pricing and Payment Issues dated June 19, 2001 between SIGC and
Edison, the Amendment No. 1 to Agreement Addressing Renewable Energy Pricing and
Payment Issues dated November 30, 2001 between SIGC and Edison, and the clarification letter by Edison re: Contract Terms dated November 13, 1992.

          "SIGC Project" means the 48 MW geothermal electric power project located in Heber, California and leased by SIGC pursuant to the GE Lease.

          "SIGC Sublease" means the Sublease and Geothermal Fluid Agreement dated November 17, 1992 between SIGC, HFC and Owner Trustee, as amended by
Amendment No. 1

                                       29

dated December 20, 2000, Amendment No. 2 dated February 11, 2002 and Amendment
No. 3 dated August 31, 1993.

          "SIGC Transmission Service Agreement" means the IID-SIGC Transmission
Service Agreement for Alternative Resources dated October 27, 1992 between IDD and SIGC.

          "SIGC Water Supply Agreement" means the Water Supply Agreement dated
October 27, 1992 between IID and SIGC.

          "Site" means, with respect to a Project, all real property interests
(viewed collectively) necessary to operate such Project in accordance with the terms of the applicable Power Purchase Agreements and the Projections, including the Material Real Property Interests.

          "Solvent" means, with respect to any Loan Party on a particular date, that on such date: (a) such Loan Party will be able to pay its debts as they mature in the ordinary course; (b) such Loan Party will have capital sufficient to carry on its business and all businesses in which it presently intends to engage; (c) such Loan Party will have assets which, at fair valuation and at present fair salable value on a going concern basis, are greater than the amount of its liabilities, whether direct or contingent, matured or unmatured; and (d)
such Loan Party is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Loan Party's property would constitute an unreasonably small capital; provided, however, that in determining whether any Loan Party is Solvent, such determination shall be made assuming that the Obligations are joint and several Obligations of all the Loan Parties other than Sponsor and Ormat Technologies, and that each of the Loan Parties
(other than Ormat Technologies), to the extent that each such Loan Party has the financial resources to do so, will contribute to the maximum extent permitted under the applicable Credit Documents, such Loan Party's portion of the
Obligations.

          "Sponsor" means Ormat Nevada Inc., a Delaware corporation, the sole shareholder of Borrower and a wholly-owned direct Subsidiary of Ormat
Technologies.

          "Sponsor Guaranty" means that certain Sponsor Guaranty, dated as of the Closing Date, by and among Sponsor, Borrower and Administrative Agent.

          "Subordinated Loans" means the Debt of Borrower to Sponsor, which Debt shall (a) be subordinated to the Obligations pursuant to the terms of the Ormat
Nevada Subordination Agreement, (b) accrue at an interest rate equal to the higher of (i) 5.00% per annum and (ii) the applicable federal rate (within the meaning of Section 1274(d) of the Code), (c) be due and payable (inclusive of principal and interest thereon) not earlier than the date that is 12 months after the Maturity Date, and (d) documented pursuant to the Credit Facility Due
31 December 2020, dated as of the Closing Date, between Sponsor and Borrower.

          "Subordination Agreements" means the Ormat Technologies Subordination
Agreement and the Ormat Nevada Subordination Agreement.

          "Subsidiary" means, as to any Person, a corporation, partnership, limited liability company or other entity of which such Person: (a) owns 10% or more of the shares of stock or other ownership interests having ordinary voting power (other than stock or such other

                                       30

ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity and/or
(b) controls the management, directly or indirectly through one or more intermediaries.

          "Subsidiary Guaranties" means the following agreements, each substantially in the form of Exhibit D-5 to the Credit Agreement: (a) the
Subsidiary Guaranty, dated as of the Closing Date, between Administrative Agent and HFC, (b) the Subsidiary Guaranty, dated as of the Closing Date, between
Administrative Agent and HGC, (c) the Subsidiary Guaranty, dated as of the
Closing Date, between Administrative Agent and OrMammoth, (d) the Subsidiary
Guaranty, dated as of the Closing Date, between Administrative Agent and OrHeber
1, and (e) each Subsidiary Guaranty entered into after the Closing Date pursuant to Section 5.17 or 5.18 of the Credit Agreement.

          "Taxes" has the meaning, with respect to the Loans, given in Section
2.4.4(a) of the Credit Agreement.

          "Title Exceptions" means (a) the exceptions to title set forth in the title policies, proformas and commitments referred to in Section 7.9 of the
Acquisition Agreement and (b) any other exceptions to title approved by the
Banks pursuant to Section 3.2.12(b) of the Credit Agreement.

          "Title Insurer" means Chicago Title Insurance Company or any other title company that may from time to time be reasonably satisfactory to
Administrative Agent.

          "Total Senior Loan Commitment" has the meaning given in Section 2.2 of the Credit Agreement.

          "Type" means the type of Loan, whether a Base Rate Loan or LIBOR Loan.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform
Commercial Code as in effect in a jurisdiction other than the State of New York the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of the Credit Agreement and of the other Credit Documents relating to such perfection or priority and for purposes of definitions related to such provisions.

          "Uninsured Heber Real Property Interests" means (a) those certain real property interests that (i) are described in the exhibits to the Deed of Trust,
Assignment of Rents, Security Agreement and Fixture Filing, dated as of the
Closing Date, between HFC and Chicago Title Insurance Company, as trustee, for the benefit of Administrative Agent and (ii) are not Insured Heber Real Property
Interests and (b) any other real property interests (other than the Insured
Heber Real Property Interests) that may be held by HFC, HGC or SIGC and that are found to exist pursuant to the Post-Closing Title Work or otherwise.

                                       31

          "Uninsured Real Property Interests" means, collectively, the
Additional Mammoth Leases, the Mammoth G-3 Site License and the Uninsured Heber
Real Property Interests.

          "Unsatisfied Condition" means a condition in a Permit that has not been satisfied and that either (a) must be satisfied before such Permit can become effective, (b) must be satisfied as of the date on which a representation is made or a condition precedent must be satisfied under the Credit Agreement, or (c) must be satisfied as of a future date but with respect to which facts or circumstances exist which, to Borrower's, any Guarantor's or any Non-Guarantor's knowledge, could reasonably be expected to result in a failure to satisfy such
Permit condition.

          "Waterfall Level" has the meaning given in Section 1.1 of the
Depositary Agreement.

          "Water Supply Agreements" means the SIGC Water Supply Agreement and the HGC Water Supply Agreement.

                                       32

                             RULES OF INTERPRETATION

          1. The singular includes the plural and the plural includes the singular.

          2. "or" is not exclusive, unless the context otherwise indicates.

          3. A reference to a Governmental Rule includes any amendment or modification to such Governmental Rule, and all regulations, rulings and other
Governmental Rules promulgated under such Governmental Rule.

          4. A reference to a Person includes its permitted successors, permitted replacements and permitted assigns.

          5. Except as otherwise defined, accounting terms have the meanings assigned to them by GAAP, as consistently applied by the accounting entity to which they refer.

          6. The words "include", "includes" and "including" are not limiting.

          7. A reference in a document to an Article, Section, Exhibit,
Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex
or Appendix of such document unless otherwise indicated. Exhibits, Schedules,
Annexes or Appendices to any document shall be deemed incorporated by reference in such document. In the event of any conflict between the provisions of the
Credit Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix thereto, the provisions of the Credit Agreement shall control.

          8. References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, amended and restated, modified and supplemented from time to time and in effect at any given time.

          9. The words "hereof, "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

          10. References to "days" shall mean calendar days, unless the term
"Banking Days" shall be used. References to a time of day shall mean such time in Dallas, Texas, unless otherwise specified.

          11. If, at any time after the Closing Date, Moody's or S&P shall change its respective system of classifications, then any Moody's or S&P
"rating" referred to herein shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

          12. The Credit Documents are the result of negotiations between, and have been reviewed by Borrower, each Affiliate of Borrower party thereto,
Administrative Agent, each Bank and their respective counsel. Accordingly, the
Credit Documents shall be deemed to

                                       33

be the product of all parties thereto, and no ambiguity shall be construed in favor of or against Borrower, any Affiliate of Borrower party thereto,
Administrative Agent or any Bank solely as a result of any such party having drafted or proposed the ambiguous provision.

                                       34

                                                                     EXHIBIT B-1
                                                             to Credit Agreement

                                  FORM OF NOTE

$[             ]                                              New York, New York
  -------------
Note No. [    ]                                               [         ], [   ]
          ----                                                 ---------    ---

          For value received, the undersigned ORCAL GEOTHERMAL INC., a corporation organized and existing under the laws of the State of Delaware
("Borrower"), unconditionally promises to pay to [INSERT NAME OF APPLICABLE
BANK] ("Bank"), at the office of Beal Bank, S.S.B., located at 6000 Legacy
Drive, Plano, Texas 75024 or such other office as shall be directed in writing by Beal Bank, S.S.B. to Borrower, in lawful money of the United States of
America and in immediately available funds, the principal amount of [INSERT
APPLICABLE BANK'S COMMITMENT / LOAN AMOUNT] DOLLARS ($[______]), or if less, the aggregate unpaid and outstanding principal amount of Loans advanced by Bank to
Borrower pursuant to that certain Credit Agreement, dated as of December ___,
2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto, and all other amounts owed by Borrower to Bank hereunder.

          This is one of the Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement.

          This Note is made in connection with and is secured by, among other instruments, the provisions of the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for the provisions, among others, with respect to the custody and application of the Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of the holder of this Note.

          The principal amount hereof is payable in accordance with the Credit
Agreement, and Borrower has the right to prepay such principal amount solely in accordance with the Credit Agreement.

          Borrower further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated
maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Credit Agreement, and Borrower agrees to pay all other fees, prepayment premiums and costs owed to Bank under the Credit Agreement at the times specified in, and otherwise in accordance with, the Credit Agreement.

          If any payment on this Note becomes due and payable on a date which is not a Banking Day, such payment shall be made on the preceding or next succeeding Banking Day, in either case in accordance with the terms of the
Credit Agreement.

          All Loans made by Bank pursuant to the Credit Agreement and the other
Credit Documents, and all payments and prepayments made on account of the principal balance hereof, may be recorded by Bank on the grid attached hereto, provided that failure to make such a notation shall not affect or diminish
Borrower's obligation to repay all amounts due on this Note, as and when due.

          Upon the occurrence and during the continuation of any one or more
Events of Default, all amounts then remaining unpaid on this Note may become or be declared to be immediately due and payable as provided in the Credit
Agreement and the other Credit Documents. Borrower hereby expressly waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind (other than such of the foregoing as are expressly required by the terms of the Credit Documents and applicable Legal Requirements).

          Recourse under this Note shall be limited as provided in Article 8 of the Credit Agreement.

          Borrower agrees to pay costs and expenses of Bank, including reasonable attorneys' fees, incurred in connection with the enforcement of this
Note, at the times specified in, and otherwise in accordance with, the Credit
Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                        2

          THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN AND SHALL BE CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND
5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date first written above.

                                        ORCAL GEOTHERMAL INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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                                                                     EXHIBIT C-l
                                                             to Credit Agreement

                           FORM OF NOTICE OF BORROWING

                                                           Date:           ,
                                                                 ---------- ----

Beal Bank, S.S.B.
as Administrative Agent
6000 Legacy Dr., 4E
Plano, Texas 75024
Attn: William T. Saurenmann
Telephone No.: (469) 467-5510
Telecopy No.: (469) 241-9568

cc:  CSG Investments, Inc.
     6000 Legacy Dr., 4W
     Plano, Texas 75024
     Attn: Steve Harvey
     Telephone No.: (469) 467-5652
     Telecopy No.: (469) 241-9567
     E-mail: sharvey@csginvestments.com

           Re: OrCal Geothermal Inc. - Notice of Borrowing

Ladies and Gentlemen:

          This Notice of Borrowing is delivered to you pursuant to Section 2.1.1
(b) of the Credit Agreement, dated as of December____, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware ("Borrower"), the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          Borrower hereby gives you notice in accordance with Section 2.1.1(b)
of the Credit Agreement that Borrower requests the Banks to advance to Borrower certain Loans as described below (the "Proposed Borrowing"):

          1.   The requested date of the Proposed Borrowing is _____________,
               _____, which is a Banking Day.

          2.   The Proposed Borrowing shall consist of an aggregate principal amount of Loans equal to $_____________.(1)

          3.   The Proposed Borrowing shall consist of [BASE RATE LOANS] [LIBOR
               LOANS WITH AN INITIAL INTEREST PERIOD OF 12 MONTHS].

                            [SIGNATURE PAGE FOLLOWS]

----------
(1)  Such amount not to exceed $154,500,000.

                                       2

          IN WITNESS WHEREOF, Borrower has caused this Notice of Borrowing to be duly executed and delivered by an authorized officer of Borrower as of the date first above written.

                                        ORCAL GEOTHERMAL INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      S-1

                                                                     EXHIBIT C-2
                                                             to Credit Agreement

                FORM OF CONFIRMATION OF INTEREST PERIOD SELECTION

                                                       Date: __________ ___, ___

Beal Bank, S.S.B.
as Administrative Agent
6000 Legacy Dr., 4E
Plano, Texas 75024
Attn: William T. Saurenmann
Telephone No.: (469) 467-5510
Telecopy No.: (469) 241-9568

cc: CSG Investments, Inc.
    6000 Legacy Dr., 4W
    Plano, Texas 75024
    Attn: Steve Harvey
    Telephone No.: (469) 467-5652
    Telecopy No.: (469) 241-9567
    E-mail: sharvey@csginvestments.com

          Re: OrCal Geothermal Inc. - Confirmation of Interest Period Selection

Ladies and Gentlemen:

          This Confirmation of Interest Period Selection is delivered to you pursuant to Section 2.1.2(c)(ii) of the Credit Agreement, dated as of December
___, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware ("Borrower"), the financial institutions from time to time parties thereto (collectively, the
"Banks"), and each of the agents listed on the signature pages thereto. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          This Confirmation of Interest Period Selection confirms our telephonic notice of even date herewith relating to $______________ of LIBOR Loans initially funded on ________________ ____, ____, with a current Interest Period ending on_________________ __, _____. This Confirmation of Interest Period
Selection constitutes a confirmation that effective __________ __, ____ (which date is the last day of the applicable Interest Period), the requested Interest
Period for $___________ of such LIBOR Loans shall be 12 months.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Borrower has caused this Confirmation of Interest
Period Selection to be duly executed and delivered by an authorized officer of
Borrower as of the date first above written.

                                        ORCAL GEOTHERMAL INC.
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      S-1

                                                                     EXHIBIT C-3
                                                             to Credit Agreement

                    FORM OF NOTICE OF CONVERSION OF LOAN TYPE

                                                         Date:
                                                               ------ ----, ----

Beal Bank, S.S.B.
as Administrative Agent
6000 Legacy Dr., 4E
Plano, Texas 75024
Attn: William T. Saurenmann
Telephone No.: (469) 467-5510
Telecopy No.: (469) 241-9568

cc: CSG Investments, Inc.
    6000 Legacy Dr., 4W
    Plano, Texas 75024
    Attn: Steve Harvey
    Telephone No.: (469) 467-5652
    Telecopy No.: (469) 241-9567
    E-mail: sharvey@csginvestments.com

          Re: OrCal Geothermal Inc. - Notice of Conversion of Loan Type

Ladies and Gentlemen:

          This Notice of Conversion of Loan Type is delivered to you pursuant to
Section 2.1.5 of the Credit Agreement, dated as of December ____, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware ("Borrower"), the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the
Credit Agreement.

          Borrower hereby requests in accordance with Section 2.1.5 of the
Credit Agreement that certain Loans be converted from one Type of Loan to another Type of Loan, as more particularly described below (the "Proposed Loan
Conversion"):

     (a)  Borrower hereby requests that the Loans be converted from [BASE RATE
          LOANS] [LIBOR LOANS] to [BASE RATE LOANS] [LIBOR LOANS].

     (b)  [IF SUCH LOANS ARE TO BE CONVERTED FROM BASE RATE LOANS INTO LIBOR
          LOANS, THEN INSERT THE FOLLOWING; BORROWER HEREBY REQUESTS THAT SUCH
          BASE RATE

                                       1

          LOANS BE CONVERTED TO LIBOR LOANS WITH AN INITIAL INTEREST PERIOD OF
          12 MONTHS.]

     (c)  The proposed date of the Proposed Loan Conversion is ____________
          ____, _______ (which date is a Banking Day [IF CONVERTING FROM LIBOR
          LOANS INTO BASE RATE LOANS, THEN INSERT THE FOLLOWING: AND THE FIRST
          DAY AFTER THE LAST DAY OF THE THEN-CURRENT INTEREST PERIOD WITH
          RESPECT TO THE LIBOR LOANS TO BE CONVERTED]).

          Borrower hereby certifies to Administrative Agent and the Banks that
[NO][AN] Event of Default has occurred and is continuing under the Credit
Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                       2

     IN WITNESS WHEREOF, Borrower has caused this Notice of Conversion of Loan
Type to be duly executed and delivered by an authorized officer of Borrower as of the date first above written.

                                        ORCAL GEOTHERMAL INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       S-l
                      [Notice of Conversion of Loan Type]

                                                                     EXHIBIT C-4
                                                             to Credit Agreement

                                ESCROW AGREEMENT

Escrow No.:
Escrow Officer: Nicki Carr
Date: December 18, 2003

TO: CHICAGO TITLE COMPANY

          Re: OrCal Geothermal Inc. - Escrow Instructions

     This Escrow Agreement, dated as of the date first above written (this
"Escrow Agreement"), by and among Ormat Nevada Inc., a Delaware corporation
("Sponsor"), OrCal Geothermal Inc., a Delaware corporation ("Borrower"), Beal
Bank, S.S.B. ("Administrative Agent") and Chicago Title Company ("Escrow Agent"
or "you"), is being entered into in connection with the closing of the loan (the
"Loan") to Borrower in the principal amount of $154,500,000.00, pursuant to the terms of that certain Credit Agreement, dated as of the date first above written
(the "Credit Agreement"), among Borrower, Administrative Agent and the other financial institutions from time to time party thereto.

     Borrower and Sponsor hereby acknowledge that (1) they have delivered or caused to be delivered to you in escrow each of the documents and instruments set forth on Schedule 1 hereto (such documents collectively referred to as the
"Deliverables") and (2) each of the conditions set forth in Section 3.2 of the
Credit Agreement to which the Deliverables relate has been satisfied or waived in accordance with the terms of the Credit Agreement.

     Copies (or, to the extent provided under the Credit Agreement, original executed copies) of the Deliverables are hereby delivered to you for handling solely in accordance with the instructions herein contained. If Administrative
Agent and Borrower at any time jointly determine that the closing of the Loan will not occur and jointly inform you in writing of such determination, you are to return the Deliverables in accordance with further instructions which you will receive jointly from Borrower and Administrative Agent. Acceptance by you of the Deliverables and the duties set forth in this Escrow Agreement shall constitute a contractual obligation on the part of Escrow Agent with each of the other parties hereto to satisfy the terms and conditions hereof.

     You are authorized to handle the Deliverables in the manner described below when and only when you have received an Escrow Closing Letter (the "Escrow
Closing Letter"), in substantially the form set forth on Attachment A hereto, executed by each of Borrower, Sponsor and Administrative Agent, (i) providing notice to you that (A) the purchase price to be paid pursuant to the Acquisition
Agreement (as defined in the Credit Agreement) shall have been paid to the applicable parties and (B) the other fees and expenses to be paid in connection with the Credit Agreement shall have been paid in accordance with the terms of the Funds Flow Memorandum (as defined in the Credit Agreement) and (ii)
instructing you to release the Deliverables from escrow.

     Upon receipt of the Escrow Closing Letter, you are authorized and instructed to deliver to Administrative Agent copies (or, as applicable, original executed copies) of the Deliverables.

     Any escrow charges payable to Escrow Agent with respect to this Escrow
Agreement shall be paid by Borrower. This Escrow Agreement is in addition to, and shall have no effect on, any agreements you may have in connection with the
Credit Agreement or the Acquisition Agreement in your capacity as title company or title insurer.

     The parties to this Escrow Agreement hereby acknowledge and agree that nothing provided herein shall limit the obligation of the Borrower and Sponsor or any of their affiliates under the Credit Documents (as defined in the Credit
Agreement) with respect to their obligations to take all actions necessary or desirable to perfect liens in the collateral as described in such Credit
Documents.

     This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York. To the fullest extent permitted by applicable law, you hereby irrevocably submit to the non-exclusive jurisdiction of any New
York State court or federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to the provisions of this Escrow Agreement and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court.
The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this Escrow
Agreement.

     Kindly acknowledge receipt and acceptance by Chicago Title Company of these instructions and the documents and instruments enclosed herein by executing a copy of this Escrow Agreement and delivering it to the attention of Jeffrey
Greenberg of Latham & Watkins LLP, as counsel to Administrative Agent, with a copy to Noam Ayali of Chadbourne & Parke LLP, as counsel to Sponsor and
Borrower, at Chadbourne & Parke's New York offices.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       2

          IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Escrow Agreement to be duly executed and delivered as of the day and year first above written.

                                        ORMAT NEVADA INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ORCAL GEOTHERMAL INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BEAL BANK, S.S.B.,
                                        as Administrative Agent and a Bank

                                        By:
                                            ------------------------------------
                                            Name: Molly Curl
                                            Title: Sr. Vice President

                                        By:
                                            ------------------------------------
                                            Name: William T. Saurenmann
                                            Title: Sr. Vice President

Chicago Title Company, as Escrow Agent, hereby acknowledges, accepts and agrees to abide by the foregoing instructions.

CHICAGO TITLE COMPANY

By:
    ----------------------------------
    Name:
    Title:

                                       S-l

                                                                      SCHEDULE 1
                                                             to Escrow Agreement

                                   SCHEDULE 1

                             Documents Delivered(1)

1.   Secretary's certificate from HGC attaching a partnership agreement, an incumbency certificate and resolutions

2.   Secretary's certificate from HFC attaching a partnership agreement, an incumbency certificate and resolutions

3.   Secretary's certificate from a general partner of Mammoth Lakes attaching a certificate of partnership and partnership agreement

4.   Secretary's certificate from the general partners of SIGC attaching a certificate of partnership and partnership agreement

5.   Pledge and Security Agreement, dated as of the Closing Date, among
     Borrower, OrHeber 1, HFC, HGC and Administrative Agent

6.   Security Agreement, dated as of the Closing Date, between Administrative
     Agent and HFC

7.   Security Agreement, dated as of the Closing Date, between Administrative
     Agent and HGC

8.   Subsidiary Guaranty, dated as of the Closing Date, between Administrative
     Agent and HFC

9.   Subsidiary Guaranty, dated as of the Closing Date, between Administrative
     Agent and HGC

10.  Joinder Agreement, dated as of the Closing Date, executed between
     Administrative Agent and HGC

11.  Joinder Agreement, dated as of the Closing Date, executed between
     Administrative Agent and HFC

12.  Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing,
     dated as of the Closing Date, between HGC and Chicago Title Insurance
     Company, as trustee

13.  Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing,
     dated as of the Closing Date, between HFC and Chicago Title Insurance
     Company, as trustee

----------
(1) Capitalized terms in this Schedule 1 shall have the meanings given in the
Credit Agreement.

                                        1
                        [SCHEDULE I TO ESCROW AGREEMENT]

                                                                      SCHEDULE 1
                                                             to Escrow Agreement

14.  Consent and Agreement, dated as of the Closing Date, among HFC, HGC,
     OrHeber 1, Sponsor and Administrative Agent

15.  Consent and Agreement, dated as of the Closing Date, among OrMammoth,
     Sponsor and Administrative Agent

16.  UCC-1 financing statement naming OrHeber 1 as debtor and Administrative
     Agent as the secured party, against the Pledged Equity Interests of OrHeber
     1 in each of HGC and HFC

17.  UCC-1 financing statement naming Borrower as debtor and Administrative
     Agent as the secured party, against the Pledged Equity Interests of
     Borrower in each of HGC and HFC

18.  UCC-1 financing statement naming HGC as debtor and Administrative Agent as the secured party (for each of California and Nevada)

19.  UCC-1 financing statement naming HFC as debtor and Administrative Agent as the secured party (for each of California and Nevada)

20.  UCC-1 fixture filings related to each Deed of Trust, naming each of HGC and
     HFC as debtor and Administrative Agent as the secured party

21.  Certified list and copy of each Major Project Document

22.  Closing certificates dated the Closing Date from each of HFC, HGC, OrHeber
     1 and OrMammoth

23.  Legal opinion from Chadbourne & Parke LLP, as finance counsel to certain
     Loan Parties

24.  Legal opinion of David E. Chanover Esq., as real estate counsel to HFC and
     HGC

25.  Legal opinion of Perkins Coie, as California counsel to certain Loan
     Parties

26.  Legal opinion of Morris, Nichols, Arsht & Tunnel, as Delaware counsel to certain Loan Parties

27.  Lender's ALTA extended coverage policy of title insurance, together with such endorsements thereto as are reasonably required by the Banks (which shall include, but not be limited to, a tie-in endorsement for all such policies), or the commitment of Title Insurer to issue such a policy, dated as of the Closing Date, in the amount of $125,000,000, issued by Title
     Insurer in form and substance substantially similar to the owner's ALTA policy of title insurance provided to Borrower under the Acquisition
     Agreement, with respect to each of HGC and HFC, as more particularly described in Section 3.2.12 of the Credit Agreement

28.  Requests for Notice

                                        2
                        [SCHEDULE I TO ESCROW AGREEMENT]

                                                                      SCHEDULE 1
                                                             to Escrow Agreement

29.  Letter from CT Corporation System evidencing acceptance of acting as agent for service of process in the State of New York for each of HGC and HFC, in respect of each Credit Document to which each is a party

30.  All of the other deliverables set forth on the "closing table" in the New
     York offices of Chadbourne & Parke LLP which have not been delivered pursuant to Section 3.1 of the Credit Agreement.

                                        3
                        [SCHEDULE 1 TO ESCROW AGREEMENT]

                                                                    ATTACHMENT A
                                                             to Escrow Agreement

                              ESCROW CLOSING LETTER

Escrow No.:
Escrow Officer: Nicki Carr
Date: December 18, 2003

TO: CHICAGO TITLE COMPANY

          Re: OrCal Geothermal Inc. - Escrow Instructions

     This Escrow Closing Letter, dated as of the date first above written (this
"Escrow Closing Letter") is being sent to you in connection with (i) that certain Escrow Agreement, dated as of December 18, 2003 (the "Escrow Agreement")
by and among Ormat Nevada Inc., a Delaware corporation ("Sponsor"). OrCal
Geothermal Inc., a Delaware corporation ("Borrower"), Beal Bank, S.S.B.
("Administrative Agent") and Chicago Title Company ("Escrow Agent" or "you");
and (ii) that certain Credit Agreement, dated as of December 18, 2003 (the
"Credit Agreement"), among Borrower, Administrative Agent and the other financial institutions from time to time party thereto.

     The signatories to this Escrow Closing Letter hereby provide notice to you that (a) the purchase price to be paid pursuant to the Acquisition Agreement (as defined in the Credit Agreement) has been paid to the applicable parties and (b)
the other fees and expenses to be paid in connection with the Loans have been paid in accordance with the terms of the Funds Flow Memorandum (as defined in the Credit Agreement). In the case of each of the preceding clauses (a) and (b), the signatories to this Escrow Closing Letter acknowledge and agree that such funds have been wired to the applicable parties as evidenced by either (i)
federal reference numbers with respect to the wire to each applicable party or
(ii) written confirmation of receipt from each such party (including Covanta
Energy Corporation).

     Accordingly, the signatories to this Escrow Closing Letter hereby instruct you to release the Deliverables from escrow under the Escrow Agreement and terminate such escrow.

     The parties to this Escrow Closing Letter hereby acknowledge and agree that nothing provided herein shall limit the obligation of the Borrower and Sponsor or any of their affiliates under the Credit Documents (as defined in the Credit
Agreement) with respect to their obligations to take all actions necessary or desirable to perfect liens in the collateral as described in such Credit
Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       A-l
                         [EXHIBIT A TO ESCROW AGREEMENT]

          IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Escrow Closing
Letter to be duly executed and delivered as of the day and year first above written.

                                             ORMAT NEVADA INC.,
                                             a Delaware corporation

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             ORCAL GEOTHERMAL INC.,
                                             a Delaware corporation

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             BEAL BANK, S.S.B.,
                                             as Administrative Agent and a Bank

                                             By:
                                                 -------------------------------
                                                 Name: Molly Curl
                                                 Title: Sr. Vice President

                                             By:
                                                 -------------------------------
                                                 Name: William T. Saurenmann
                                                 Title: Sr. Vice President

Chicago Title Company, as Escrow Agent, hereby acknowledges, accepts and agrees to abide by the foregoing instructions.

                                        CHICAGO TITLE COMPANY

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       A-2
                         [EXHIBIT A TO ESCROW AGREEMENT]

                                                                     Exhibit D-1
                                                             to Credit Agreement

RECORDING REQUESTED BY AND
WHEN RECORDED, RETURN TO:

Ann H. Miller
Latham & Watkins LLP
650 Town Center Drive, Suite 2000
Costa Mesa, California 92626

--------------------------------------------------------------------------------

                             FORM OF DEED OF TRUST,
                    ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                    DATED AS OF                      , 20
                                ---------------------    ---

                                       BY

                           --------------------------,
                                   AS TRUSTOR

                                       TO

                             CHICAGO TITLE COMPANY,
                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                                BEAL BANK,S.S.B.,
                                 AS BENEFICIARY

--------------------------------------------------------------------------------

ATTENTION: OFFICE OF THE COUNTY RECORDER OR REGISTRAR OF DEEDS -- THIS
INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY
DESCRIBED HEREIN AND THIS INSTRUMENT IS TO BE FILED OF RECORD IN THE RECORDS
WHERE MORTGAGES OR DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. IN ADDITION, THIS
INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A DEED OF TRUST, BUT
ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE TO BECOME FIXTURES ON THE
REAL PROPERTY DESCRIBED HEREIN. THE NAME AND THE MAILING ADDRESS OF THE
BENEFICIARY (SECURED PARTY) AND TRUSTOR (DEBTOR) ARE SET FORTH IN THE FIRST
PARAGRAPH BELOW.

                                                                            Page
                                                                            ----

   2.3    Insurance; Application of Insurance Proceeds; Application of

   3.6    Beneficiary's Right to Enter and Take Possession, Operate and
             Apply Income.....................................................15
   3.7    Separate Sales......................................................16
   3.8    Waiver of Appraisement, Moratorium, Valuation, Stay, Extension

   3.12   Trustor to Pay Amounts Secured Hereby on Any Default in Payment;

                                       i

 ARTICLE 4. RIGHTS AND RESPONSIBILITIES OF TRUSTEE;

                                       ii

                                                                     Exhibit D-1
                                                             to Credit Agreement

                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE
FILING, dated as of ______________, 20__ (this "Deed of Trust") is executed by
_____________________________________ ("Trustor"), whose address is
_____________________________, to CHICAGO TITLE COMPANY, as trustee ("Trustee"), whose address is 388 Market Street, Suite 1300, San Francisco, California 94111,
Attn: Rod Pasion, for the benefit of BEAL BANK, S.S.B., in its capacity as administrative agent and bank (together with its successors and assigns,
"Beneficiary"), whose address is 6000 Legacy Drive, Plano, Texas 75024, Attn:
William T. Saurenmann.

                                    Recitals

     A. OrCal Geothermal, Inc., a Delaware corporation ("Borrower"), Beneficiary and Banks (as defined in the Credit Agreement) have entered into that certain
Credit Agreement dated of December 18, 2003 (the "Credit Agreement"), pursuant to which Banks have agreed to provide certain financing to Borrower, subject to the terms and conditions set forth therein.

     B. This Deed of Trust is given pursuant to the Credit Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Credit Documents are secured hereby, and each and every term and provision of the Credit Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust.

                                    Agreement

     NOW, THEREFORE, to secure the prompt and complete payment and performance when due, by acceleration or otherwise, of all Obligations of the Loan Parties
(including Trustor) to Beneficiary and the other Secured Parties pursuant to the
Credit Documents (collectively, the "Secured Obligations"), Trustor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto Trustee in trust for
Beneficiary as set forth in this Deed of Trust, with power of sale and right of entry and possession, for the benefit of Beneficiary and the other Secured
Parties, all of Trustor's estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the following property and rights
(collectively, the "Mortgaged Property"):

          (a) [For fee interests: all of that real property located in the
     County of Imperial, State of California, described on Exhibit A[-1] hereto
     (collectively, the "Site")] [For leasehold interests: Trustor's interest under each of the Leases listed on Exhibit A[-2] hereto (collectively, as modified, supplemented or amended from time to time, the "Surface and
     Geothermal Leases") and the leasehold estate created thereby in and to the lands and premises more particularly described therein (collectively, the
     "Site")];

          (b) any and all easements, leases, licenses, option rights, rights-of-way and other rights used in connection with the Site or as a means of access thereto [(including all rights of Trustor to exercise any election or option, to make any determination or to give any notice, consent, waiver or approval, or to take any other action under the Surface and Geothermal Leases)], all easements for ingress and egress and easements for water, transmission lines, telephone lines, natural gas and sewage pipelines, and all other such rights running in favor of Trustor, or appurtenant to the Site [or arising under the Surface and Geothermal
     Leases], and any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith, together with all and singular the tenements, hereditaments and appurtenances thereto, and with any land lying within the right-of-way of any streets, open or proposed, adjoining the same (including the easements, leases, licenses and other instruments described in Exhibit B hereto) (collectively, the "Easements";
     and the Site and the Easements collectively referred to herein as the "Real
     Property");

          (c) all buildings, structures, fixtures and other improvements now or hereafter erected on the Real Property, including the Project
     (collectively, the "Improvements");

          (d) all machinery, apparatus, equipment, fittings, fixtures, boilers, turbines and other articles of personal property, including all goods and all goods which become fixtures, now owned or hereafter acquired by Trustor and now or hereafter located on, attached to or used in the operation of or in connection with the Real Property or the Improvements, and all replacements thereof, additions thereto and substitutions therefor, to the fullest extent permitted by applicable law (all of the foregoing being hereinafter collectively called the "Equipment");

          (e) all inventory, raw materials, work in process and other materials used or consumed in the construction, operation or maintenance of, or now or hereafter located on or used in connection with, the Real Property, the
     Improvements or the Equipment, (including fuel and fuel deposits, now or hereafter located on the Real Property or elsewhere or otherwise owned by
     Trustor) (the above items, together with the Equipment, being hereinafter collectively called the "Tangible Collateral");

          (f) all rights, powers, privileges and other benefits of Trustor (to the extent assignable) now or hereafter obtained by Trustor [under the
     Surface and Geothermal Leases or] from any Governmental Instrumentality, including Permits issued in the name of Trustor and governmental actions relating to (i) the ownership, operation, management and use of the Real
     Property, Improvements, Equipment or Tangible Collateral, (ii) the
     development and financing of the Project, the Improvements and the
     Equipment, and (iii) any improvements, modifications or additions thereto;

          (g) [any right of Trustor to elect to terminate the Surface and
     Geothermal Leases or remain in possession of the Real Property pursuant to
     11 U.S.C. section 365(h) or any similar provision of applicable law and any possessory rights of Trustor in the Real Property pursuant to 11 U.S.C.
     section 365(h) or any other similar provision of applicable law;]

                                       2

          (h) all the lands and interests in lands, tenements and hereditaments hereafter acquired by Trustor in connection with or appurtenant to the Real
     Property or any other property or rights subject to the lien hereof, including all interests of Trustor, whether as lessor or lessee, in any leases of land hereafter made and all rights of Trustor thereunder;

          (i) any and all other property in any way associated or used in connection with or appurtenant to the Real Property, Improvements,
     Equipment or Tangible Collateral that may from time to time, by delivery or by writing of any kind, be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust, being hereby assigned to Beneficiary and subjected or added to the lien or estate created by this Deed of Trust forthwith upon the acquisition thereof by Trustor, as fully as if such property were now owned by Trustor and were specifically described in this Deed of Trust and subjected to the lien and security interest hereof; and each of Trustee and
     Beneficiary is hereby authorized to receive any and all such property as and for additional security hereunder;

          (j) any and all contract rights, general intangibles, chattel paper, instruments, notes, letters of credit, insurance policies, insurance and condemnation awards and proceeds (including title insurance proceeds), warranties, trademarks, trade names, improvement plans and specifications
     (in each case whether existing now or in the future), relating to or otherwise arising in connection with the Mortgaged Property; and

          (k) all the remainder or remainders, reversion or reversions, rents, revenues, issues, profits, royalties, income and other benefits derived from any of the foregoing, all of which are hereby assigned to Beneficiary, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same in accordance with the provisions of this Deed of Trust.

     TO HAVE AND TO HOLD the said Mortgaged Property, whether now owned or held or hereafter acquired, unto Beneficiary, its successors and assigns, pursuant to the provisions of this Deed of Trust.

     IT IS HEREBY COVENANTED, DECLARED AND AGREED that the lien, security interest or estate created by this Deed of Trust to secure the payment of the
Secured Obligations, both present and future, shall be first, prior and superior to any Lien, security interest, reservation of title or other interest heretofore, contemporaneously or subsequently suffered or granted by Trustor, its legal representatives, successors or assigns, except only those, if any, expressly hereinafter referred to and that the Mortgaged Property is to be held, dealt with and disposed of by Beneficiary, upon and subject to the terms, covenants, conditions, uses and agreements set forth in this Deed of Trust. If, notwithstanding any provisions in this Deed of Trust to the contrary, enforcement of the liability of Trustor hereunder for the full amount of the
Secured Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Trustor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

                                       3

     PROVIDED ALWAYS, that upon payment in full of the Secured Obligations in accordance with the terms and provisions hereof and of the other Credit
Documents and the observance and performance by Trustor of its covenants and agreements set forth herein and therein, then this Deed of Trust and the estate hereby and therein granted shall cease and be void and shall be reconveyed as provided herein below.

                                   ARTICLE 1.
                                   DEFINITIONS

     1.1 Defined Terms. Capitalized terms used in this Deed of Trust and not otherwise defined herein shall have the meanings assigned to them in the Credit
Agreement. Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. In addition, for purposes of this Deed of Trust, the following definitions shall apply:

     "Credit Agreement" has the meaning ascribed to it in the Recitals.

     "Counterparty" has the meaning ascribed to it in Section 5.17 below.

     "Easements" has the meaning ascribed to it in the Granting Clauses.

     "Equipment" has the meaning ascribed to it in the Granting Clauses.

     "Improvements" has the meaning ascribed to it in the Granting Clauses.

     "Leases" has the meaning ascribed to it in Section 2.4 below.

     "Mortgaged Property" has the meaning ascribed to it in the Granting
Clauses.

     "Proceeds" has the meaning assigned to it under the UCC (as defined in
Section 2.14.1 below) and, in any event, shall include, (i) any and all proceeds of any insurance (including, property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the
Mortgaged Property; (ii) any and all proceeds in the form of accounts (as such term is defined in the UCC), security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, letters of credit, chattel paper, liens and security instruments, guaranties or general intangibles relating in whole or in part to the Mortgaged Property and all rights and remedies of whatever kind or nature Trustor may hold or acquire for the purpose of securing or enforcing any obligation due Trustor thereunder.

     "Project" means [For HGC: an approximately 52 MW geothermal electric power project located in Heber, California and owned by Trustor] [For HFC: a geothermal fluid facility located in Heber, California and owned by Trustor]
[For SIGC: an approximately 48 MW geothermal electric power project located in
Heber, California and owned by Trustor] [For Mammoth Lakes: an approximately 40
MW geothermal electric power project (comprised of three geothermal plants)
located near Mammoth Lakes, California and owned by Trustor].

     "Real Property" has the meaning ascribed to it in the Granting Clauses.

                                       4

     "Rents" has the meaning ascribed to it in Section 2.4 below.

     "Secured Obligations" has the meaning ascribed to it in the Granting
Clauses.

     "Site" has the meaning ascribed to it in the Granting Clauses.

     ["Surface and Geothermal Leases" has the meaning ascribed to it in the
Granting Clauses.]

     "Tangible Collateral" has the meaning ascribed to it in the Granting
Clauses.

     "UCC Collateral" has the meaning given ascribed in Section 2.14.1 below.

     1.2 Accounting Terms. As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein shall have the respective meanings given to them under GAAP.

     1.3 The Rules of Interpretation. The rules of interpretation as set forth in the Credit Agreement shall govern the terms, conditions and provisions hereof. In the event of any conflict between those set forth in this Deed of
Trust and the Credit Agreement, the latter shall be deemed controlling and shall preempt the former.

                                   ARTICLE 2.
                        GENERAL COVENANTS AND PROVISIONS

     2.1 Trustor Performance of Credit Documents. Trustor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Credit Documents, and shall promptly pay to
Beneficiary, when payment shall become due under the Credit Agreement, the principal with interest thereon and all other sums required to be paid by
Trustor under this Deed of Trust and the other Credit Documents at the time and in the manner provided in the Credit Documents. If enforcement of the liability of Trustor under this Deed of Trust for the full amount of the Secured
Obligations would be an unlawful or voidable transfer under any fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Trustor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

     2.2 General Representations, Covenants and Warranties. Trustor represents, covenants and warrants that as of the date hereof: (a) Trustor has good, marketable, valid and legal (i) [fee simple title to the Site and the
Improvements] [leasehold interest in the Site and Improvements] and (ii)
interest in the rights granted pursuant to the Easements, in each case free and clear of all Liens except for the Title Exceptions or Permitted Liens (as applicable under Section 4.15 under the Credit Agreement); (b) good, marketable, valid and legal title to all other Mortgaged Property, free and clear of all
Liens other than Permitted Liens; (c) Trustor has the full power and authority to encumber the Mortgaged Property in the manner set forth herein; (d) the Title
Exceptions relating to the Mortgaged Property do not, in the aggregate, materially and adversely affect the value, operations or use of the Project; and
(e) the Mortgaged Property includes all of Trustor's material real property interests (including fee, leasehold and easement interests).

                                       5

     2.3 Insurance; Application of Insurance Proceeds; Application of Eminent
Domain Proceeds.

          2.3.1 Trustor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of
Trust, insurance policies insuring the Mortgaged Property (to the extent insurable) and liability insurance policies, all in accordance with the requirements of Section 5.14 of the Credit Agreement. Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Deed of Trust or any other transfer of the
Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Trustor in and to all casualty insurance policies, and renewals thereof then in force, shall pass to the purchaser or grantee in connection therewith.

          2.3.2 All Insurance Proceeds and Eminent Domain Proceeds shall be paid or shall be applied in accordance with the provisions of the Credit Documents.

     2.4 Assignment of Rents. Trustor unconditionally and absolutely assigns to
Beneficiary all of Trustor's right, title and interest in and to: all leases, subleases, occupancy agreements, licenses, rental contracts and other similar agreements now or hereafter existing relating to the use or occupancy of the
Mortgaged Property, together with all guarantees, modifications, extensions and renewals thereof (the "Leases"); and all rents, issues, profits, income and proceeds due or to become due from tenants of the Mortgaged Property, including rentals and all other payments of any kind under any leases now existing or hereafter entered into, together with all deposits (including security deposits)
of tenants thereunder ("Rents"). This is an absolute assignment to Beneficiary and not an assignment as security for the performance of the obligations under the Credit Documents, or any other indebtedness. Subject to the provisions herein below, Beneficiary shall have the right, power and authority to: notify any person that the Leases have been assigned to Beneficiary and that all Rents and other obligations are to be paid directly to Beneficiary, whether or not
Beneficiary has commenced or completed foreclosure or taken possession of the
Mortgaged Property; settle compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to
Rents and Leases; enter upon, take possession of and operate the Mortgaged
Property; lease all or any part of the Mortgaged Property; perform any and all obligations of Trustor under the Leases and exercise any and all rights of
Trustor therein contained to the full extent of Trustor's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver; or while any Event of Default exists, exercise any or all remedies provided in Article 3 hereof, including the right to have a receiver appointed and any other rights and remedies under California Civil Code Section 2938;
provided, however, that this assignment shall not impose upon Beneficiary any duty to produce Rents, nor shall it cause Beneficiary to be (i) a "mortgagee in possession" for any purpose; (ii) responsible for performing any obligations of the lessor, licensor or other counterparty under any Lease; or (iii) be responsible for waste committed by lessees or any other parties, for any dangerous or defective condition in the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged
Property. At Beneficiary's request, Trustor shall deliver a copy of this Deed of
Trust to each tenant under a Lease. Trustor irrevocably directs any tenant, without any requirement for notice to or consent by Trustor, to comply with all demands of Beneficiary under this Section 2.4 and to turn over to

                                       6

Beneficiary on demand all Rents which it owes under a Lease. Beneficiary shall have the right, but not the obligation, to use and apply all Rents received hereunder in such order and such manner as Beneficiary may determine in accordance with the Credit Agreement. Notwithstanding that this is an absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Leases, Beneficiary grants to Trustor a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Beneficiary only upon the occurrence of any Event of Default, in which case Trustor shall immediately, without any further act or request on part of Beneficiary, turn over to Beneficiary all Rents which it receives. Trustor shall apply any Rents which it receives to the payment due under the Secured Obligations, taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Mortgaged Property, insurance premiums, and other obligations of lessor under the Leases before using such proceeds for any other purpose.

     2.5 [Rejection of Surface and Geothermal Leases by Lessor. If the lessor under a Surface and Geothermal Lease rejects or disaffirms such Surface and
Geothermal Lease or purports or seeks to disaffirm the Surface and Geothermal
Lease pursuant to any Bankruptcy Law, then:

          2.5.1 To the extent permitted by law or Governmental Rule, Trustor shall remain in possession of the Real Property demised under such Surface and
Geothermal Lease and shall perform all acts reasonably necessary for Trustor to remain in such possession for the unexpired term of such Surface and Geothermal
Lease (including all renewals), whether the then existing terms and provisions of such Surface and Geothermal Lease require such acts or otherwise; and

          2.5.2 All the terms and provisions of this Deed of Trust and the lien created by this Deed of Trust shall remain in full force and effect and shall extend automatically to all of Trustor's rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Law, including all of
Trustor's rights to remain in possession of the Real Property.]

     2.6 Indemnification. Trustor hereby indemnifies Beneficiary against, and holds harmless Beneficiary from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, costs of inspection and other expenses that either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this trust or in performance of any act required or permitted hereunder or by a
Governmental Rule, including the disclosure or non-disclosure of any facts relating to the Mortgaged Property, or any part thereof, incidental to a judicial or non-judicial sale; or (iii) as a result of any failure of Trustor to perform its obligations. The above obligation of Trustor to indemnify and hold harmless Beneficiary shall survive the release and cancellation of the Secured
Obligations and the release and reconveyance or partial release and reconveyance of this Deed of Trust.

     2.7 Beneficiary Assumes No Secured Obligations. It is expressly agreed that, anything herein contained to the contrary notwithstanding, except as may otherwise be provided in the Credit Documents, Trustor shall remain obligated under all agreements which are included in the definition of "Mortgaged
Property" and shall perform all of its obligations thereunder in accordance with the provisions thereof, and neither Beneficiary nor any of the Banks shall have any obligation or liability with respect to such obligations of Trustor, nor shall Beneficiary or any of the Banks be

                                       7

required or obligated in any manner to perform or fulfill any obligations or duties of Trustor under such agreements, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which have been assigned to Beneficiary hereunder or to which
Beneficiary or the Banks may be entitled at any time or times.

     2.8 Further Assurances. Trustor shall, from time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Trustee or Beneficiary may reasonably request, in order to perfect, continue and protect the lien and security interest granted or purported to be granted hereby and to enable
Beneficiary to obtain the full benefits of the lien and security interest granted or intended to be granted hereby. Trustor shall keep the Mortgaged
Property free and clear of all Liens, other than Permitted Liens. Without limiting the generality of the foregoing, Trustor shall execute and record or file this Deed of Trust and each amendment hereto, and such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary, or as Beneficiary or Trustee may reasonably request, in order to perfect and preserve the lien and security interest granted or purported to be granted hereby. Trustor hereby authorizes
Beneficiary to file one or more financing statements or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property necessary to preserve or protect the lien and security interest granted hereby without the signature of Trustor where permitted by law.

     2.9 Acts of Trustor. Except as provided in or permitted by the Credit
Documents, Trustor hereby represents and warrants that it has not mortgaged, hypothecated, assigned or pledged and hereby covenants that it will not mortgage, hypothecate, assign or pledge, so long as this Deed of Trust shall remain in effect, any of its right, title or interest in and to the Mortgaged
Property or any part thereof, to anyone other than Beneficiary.

     2.10 After-Acquired Property. Any and all of the Mortgaged Property which is hereafter acquired shall immediately, without any further conveyance, assignment or act on the part of Trustor or Beneficiary, become and be subject to the lien and security interest of this Deed of Trust as fully and completely as though specifically described herein, but nothing contained in this Section
2.10 shall be deemed to modify or change the obligations of Trustor under
Section 2.8 hereof. If and whenever from time to time Trustor shall hereafter acquire any real property or interest therein which constitutes or is intended to constitute part of the Mortgaged Property hereunder, Trustor shall promptly give notice thereof to Beneficiary and Trustor shall forthwith execute, acknowledge and deliver to Beneficiary a supplement to this Deed of Trust in form and substance reasonably satisfactory to Beneficiary subjecting the property so acquired to the lien of this Deed of Trust. At the same time, if
Beneficiary so requests, Trustor shall deliver to Beneficiary either (i) an endorsement to the lender's policy of title insurance issued to Beneficiary insuring the lien of this Deed of Trust, or (ii) a new lender's title policy
(which shall include tie in coverage relating to the lender's policy described in (i), above), in each case which shall insure to Beneficiary in form and substance reasonably satisfactory to Beneficiary that the lien of this Deed of
Trust as insured under such title insurance policy or policies encumbers such later acquired property and that Trustor's title to such property meets all of the applicable requirements of the Credit Documents with respect to title to
Trustor's real property interests.

                                       8

     2.11 Mortgaged Property.

          2.11.1 [Trustor shall pay or cause to be paid all rent and other charges required under the Surface and Geothermal Leases as and when the same are due and shall promptly and faithfully perform or cause to be performed all other material terms, obligations, covenants, conditions, agreements, indemnities and liabilities of Trustor under the Surface and Geothermal Leases.]
Trustor shall observe all applicable covenants, easements and other restrictions of record with respect to the Site, the Easements or to any other part of the
Mortgaged Property, in all material respects.

          2.11.2 [Trustor shall maintain in full force and effect, perform its obligations under, preserve, protect and defend the material rights of Trustor under and take all reasonable action necessary to prevent termination (except by expiration in accordance with its terms) of each and every Surface and
Geothermal Lease, including prosecution of suits to enforce any material rights of Trustor thereunder and enforcement of any material claims with respect thereto. Trustor does hereby authorize and irrevocably appoint and constitute
Beneficiary as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead, to take any and all actions deemed necessary or desirable by Beneficiary to perform and comply with all the obligations of Trustor under the Surface and Geothermal Leases, and to do and take upon the occurrence and during continuation of an Event of Default, but without any obligation so to do or take, any action which Beneficiary deems reasonably necessary to prevent or cure any default by Trustor under the Surface and Geothermal Leases, to enter into and upon the Real Property and Improvements or any part thereof as provided in the Credit Documents in order to prevent or cure any default of Trustor pursuant thereto, to the end that the rights of
Trustor in and to the leasehold estates created by the Surface and Geothermal
Leases shall be kept free from default.]

          2.11.3 [Trustor shall not surrender its leasehold estates and interests under the Surface and Geothermal Leases or modify, change, supplement, alter or amend the Surface and Geothermal Leases or affirmatively waive any provisions thereof, either orally or in writing, except as permitted in the
Credit Documents, and any attempt on the part of Trustor to do any of the foregoing without the written consent of Beneficiary shall be null and void.]

          2.11.4 If any action or proceeding shall be instituted to evict
Trustor or to recover possession of the Mortgaged Property or any part thereof or interest therein from Trustor or any action or proceeding otherwise affecting the Mortgaged Property or this Deed of Trust shall be instituted, then Trustor shall, immediately after receipt, deliver to Beneficiary a true and complete copy of each petition, summons, complaint, notice of motion, order to show cause and all other pleadings and papers, however designated, served in any such action or proceeding.

          2.11.5 [Trustor covenants and agrees that the fee title to the Real
Property and Improvements and the leasehold estates created under the Surface and Geothermal Leases shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in Trustor or a third party by purchase or otherwise and, in case Trustor acquires the fee title or any other estate, title or interest in and to the Real Property and
Improvements, the lien of this Deed of Trust shall, without further conveyance, simultaneously with such acquisition, be

                                       9

spread to cover and attach to such acquired estate and as so spread and attached shall be prior to the lien of any mortgage placed on the acquired estate after the date of this Deed of Trust.]

          2.11.6 [No release or forbearance of any of Trustor's obligations under the Surface and Geothermal Leases by the lessor thereunder, shall release
Trustor from any of its obligations under this Deed of Trust.]

          2.11.7 [Trustor shall, within ten (10) days after written demand from
Beneficiary, deliver to Beneficiary proof of payment of all items that are required to be paid by Trustor under the Surface and Geothermal Leases, including rent, taxes, operating expenses and other charges.]

          2.11.8 The lien of this Deed of Trust shall attach to all of Trustor's rights and remedies at any time arising under or pursuant to section 365(h) of the Bankruptcy Law, including all of Trustor's rights to remain in possession of the Mortgaged Property. [Trustor shall not elect to treat any of the Surface and
Geothermal Leases as terminated under section 365(h)(l) of the Bankruptcy Law, and any such election shall be void.]

          2.11.8.1 [If pursuant to section 365(h) of the Bankruptcy Law, Trustor shall seek to offset against the rent reserved in any of the Surface and
Geothermal Leases the amount of any damages caused by the nonperformance by the lessor or any other party of any of their respective obligations thereunder after the rejection by the lessor or such other party of such Surface and
Geothermal Lease under the Bankruptcy Law, then Trustor shall, prior to effecting such offset, notify Beneficiary of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset that, in the reasonable judgment of Beneficiary, would constitute a breach of such Surface and Geothermal Lease, and in the event of such objection, Trustor shall not effect any offset of the amounts found objectionable by Beneficiary. Neither
Beneficiary's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Beneficiary.]

          2.11.8.2 [If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor under any of the Surface and
Geothermal Leases or any other party or in respect of such Surface and
Geothermal Leases in connection with any case under the Bankruptcy Law, then
Beneficiary shall have the option to intervene in any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name in connection with any such litigation, and Trustor agrees to execute any and all powers, authorizations, consents or other documents required by Beneficiary in connection therewith.]

          2.11.8.3 Trustor shall, after obtaining knowledge thereof, promptly notify Beneficiary of any filing by or against the lessor or other party with an interest in the Mortgaged Property of a petition under the Bankruptcy Law.
Trustor shall promptly deliver to Beneficiary, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

          2.11.8.4 [If there shall be filed by or against Trustor a petition under the Bankruptcy Law, and Trustor, as lessee under the Surface and
Geothermal Leases, shall

                                       10

determine to reject any of the Surface and Geothermal Leases pursuant to section
365(a) of the Bankruptcy Law, then Trustor shall give Beneficiary a notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject such Surface and Geothermal Lease (such notice to be no later than twenty
(20) days prior to such date). Beneficiary shall have the right, but not the obligation, to serve upon Trustor at any time prior to the date on which Trustor shall so apply to the bankruptcy court a notice stating that Beneficiary demands that Trustor assume and assign such Surface and Geothermal Lease to Beneficiary pursuant to section 365 of the Bankruptcy Law. If Beneficiary shall serve upon
Trustor the notice described in the preceding sentence, to the extent permitted by law or Governmental Rule Trustor shall not seek to reject such Surface and
Geothermal Lease and shall comply with the demand provided for in the preceding sentence. In addition, effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Law, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court under section 365(d)(4) of the Bankruptcy Law for an order extending the period during which such Surface and Geothermal Lease may be rejected or assumed; and
shall (a) promptly notify Beneficiary of any default by Trustor in the performance or observance of any of the terms, covenants or conditions on the part of Trustor to be performed or observed under such Surface and Geothermal
Lease and of the giving of any written notice by the lessor thereunder to
Trustor of any such default, and (b) promptly cause a copy of each written notice given to Trustor by the lessor under such Surface and Geothermal Lease to be delivered to Beneficiary. Beneficiary may rely on any notice received by it from any such lessor of any default by Trustor under such Surface and Geothermal
Lease and may take such action as may be permitted by law or Governmental Rule to cure such default even though the existence of such default or the nature thereof shall be questioned or denied by Trustor or by any Person on its behalf.]

          2.11.9 Trustor shall cause the Mortgaged Property to be maintained in accordance with Prudent Utility Practices and will not commit or suffer to be committed any waste of the Mortgaged Property. Except in accordance with the
Credit Documents, the Real Property shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Beneficiary. Trustor will not, without obtaining the prior consent of
Beneficiary, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

          2.11.10 No part of the Mortgaged Property shall in any manner be further encumbered (other than with Permitted Liens), sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed, except in accordance with the terms of the Credit
Agreement, without the prior consent of Beneficiary, which consent in any and all circumstances may be withheld in the sole and absolute discretion of
Beneficiary. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Beneficiary has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and, irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

                                       11

     2.12 Power of Attorney. Trustor does hereby irrevocably constitute and appoint Beneficiary, its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, for Trustor and in the name, place and stead of Trustor or in Beneficiary's own name, for so long as any of the Secured Obligations are outstanding, to ask, demand, collect, receive, receipt for and sue for any and all rents, income and other sums which are assigned hereunder with full power to endorse the name of Trustor on all instruments given in payment or in part payment thereof, to settle, adjust or compromise any claims thereunder as fully as Trustor itself could do and in its discretion file any claim or take any action or proceeding, either in its own name or in the name of Trustor or otherwise, which Beneficiary may deem necessary or appropriate to protect and preserve the right, title and interest of Beneficiary in and to such rents, income and other sums and the security intended to be afforded hereby; provided that Beneficiary shall not exercise such rights unless an Event of Default has occurred and is continuing.

     2.13 Covenant to Pay. If an Event of Default has occurred and is continuing and such Event of Default could reasonably be expected to materially and adversely affect Beneficiary's interest hereunder in the Mortgaged Property or result in personal injury, then Beneficiary, among its other rights and remedies, shall have the right, but not the obligation, to pay, observe or perform the same, in whole or in part, and with such modifications as
Beneficiary reasonably shall deem advisable. To the extent provided in the
Credit Documents, all sums, including reasonable attorneys' fees, so expended or incurred by Beneficiary by reason of the default of Trustor, or by reason of the bankruptcy or insolvency of Trustor, as well as, without limitation, sums expended or incurred to sustain the lien or estate of this Deed of Trust or its priority, or to protect or enforce any rights of Beneficiary hereunder, or to recover any of the Secured Obligations, or to complete construction of the
Project for which the Credit Documents are intended as financing, or for repairs, maintenance, alterations, replacements or improvements thereto or for the protection thereof, or for real estate taxes or other governmental assessments or charges against any part of the Mortgaged Property, or premiums for insurance of the Mortgaged Property, shall be entitled to the benefit of the lien on the Mortgaged Property as of the date of the recording of this Deed of
Trust, shall be deemed to be added to and be part of the Secured Obligations secured hereby, and shall be repaid by Trustor as provided in the Credit
Documents.

     2.14 Security Agreement.

          2.14.1 This Deed of Trust shall also be a security agreement between
Trustor and Beneficiary covering the Mortgaged Property constituting personal property or fixtures (hereinafter collectively called "UCC Collateral") governed by the California Uniform Commercial Code ("UCC") as the same may be more specifically set forth in any financing statement delivered in connection with this Deed of Trust, and as further security for the payment and performance of the Secured Obligations, Trustor hereby grants to Beneficiary a security interest in such portion of the Mortgaged Property to the full extent that the
Mortgaged Property may be subject to the UCC. In addition to Beneficiary's other rights hereunder, Beneficiary shall have all rights of a secured party under the
UCC. Trustor shall execute and deliver to Beneficiary all financing statements and such further assurances that may be reasonably required by Beneficiary to establish, create, perfect (to the extent the same can be achieved by the filing of a financing statement) and maintain the validity and priority of
Beneficiary's security interests, and Trustor shall bear all reasonable costs thereof, including all UCC searches. Except as otherwise provided in the Credit
Documents, if Beneficiary should dispose of any of the

                                       12

Mortgaged Property comprising the UCC Collateral pursuant to the UCC, ten (10)
days' prior written notice by Beneficiary to Trustor shall be deemed to be reasonable notice; provided, however, Beneficiary may dispose of such property in accordance with the foreclosure procedures of this Deed of Trust in lieu of proceeding under the UCC. Beneficiary may from time to time execute and deliver at Trustor's expense, all continuation statements, termination statements, amendments, partial releases, or other instruments relating to all financing statements by and between Trustor and Beneficiary. Except as otherwise provided in the Credit Documents, if an Event of Default shall occur and is continuing,
(a) Beneficiary, in addition to any other rights and remedies which it may have, may exercise immediately and without demand to the extent permitted by law, any and all rights and remedies granted to a secured party under the UCC including the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of such collateral and (b) upon request or demand of Beneficiary, Trustor shall at its expense, assemble the UCC Collateral and make it available to Beneficiary at a convenient place acceptable to
Beneficiary. Trustor shall pay to Beneficiary on demand, any and all expenses, including reasonable attorneys' fees and disbursements incurred or paid by
Beneficiary in protecting the interest in the UCC Collateral and in enforcing the rights hereunder with respect to such UCC Collateral.

          2.14.2 Trustor and the Beneficiary agree, to the extent permitted by law, that: (i) this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9334 and 9502 of the UCC;
(ii) all or a part of the Mortgaged Property are or are to become fixtures; and
(iii) the addresses of Trustor and Beneficiary are as set forth in the preamble of this Deed of Trust.

                                   ARTICLE 3.
                                    REMEDIES

     3.1 Acceleration of Maturity. If an Event of Default occurs and is continuing, Beneficiary may, at the election of the Majority Banks (except that such acceleration shall be automatic if the Event of Default is occuring under
Section 7.1.2 of the Credit Agreement), declare the Secured Obligations to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives).

     3.2 Due-On Clause. If (a) the Mortgaged Property is assigned in violation of Section 6.3 of the Credit Agreement, or (b) there is a change of control in violation of Section 7.1.11 of the Credit Agreement, then Beneficiary may, at the election of the Majority Banks, declare the Secured Obligations to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives). Beneficiary's consent to any assignment or change of control shall not be deemed to be a waiver of Beneficiary's right to require its consent to any future assignment or change of control in accordance with the terms of the
Credit Agreement.

                                       13

     3.3 Protective Advances. If an Event of Default shall have occurred and is continuing, then without thereby limiting Beneficiary's other rights or remedies, waiving or releasing any of Trustor's obligations, or imposing any obligation on Beneficiary, Beneficiary may, at the election of the Majority
Banks, either advance any amount owing or perform any or all actions that
Beneficiary considers necessary or appropriate to cure such default. No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

     3.4 Institution of Equity Proceedings. If an Event of Default occurs and is continuing, Beneficiary may, at the election of the Majority Banks, institute an action, suit or proceeding in equity for specific performance of this Deed of
Trust, the Credit Agreement or any other Credit Document, all of which shall be specifically enforceable by injunction or other equitable remedy.

     3.5 Beneficiary's Power of Enforcement.

          3.5.1 If an Event of Default occurs and is continuing, Beneficiary, at the election of the Majority Banks, shall be entitled to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, written declaration of default and demand for sale and written notice of breach and election to sell (or other statutory notice) to cause the Mortgaged Property to be sold to satisfy the obligations hereof, and in the case of delivery to
Trustee, Trustee shall cause said notice to be filed for record.

          3.5.2 After the lapse of such time as may then be required by law following the recordation of said notice of breach and election to sell, and notice of sale having been given as then required by law, Trustee without demand on Trustor, may sell the Mortgaged Property or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, of cash in lawful money of the United States payable at the time of sale.
Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement; provided that Trustee shall give Trustor notice of such postponement to the extent required by law. Trustee shall execute and deliver to the purchaser its deed, bill of sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale.

          3.5.3 If any Event of Default occurs and is continuing, Beneficiary may, at the election of the Majority Banks, to the extent permitted by law, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any other
Event of Default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Secured
Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or

                                       14

deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State of California or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (3) to exercise any or all of the rights and remedies available to it under the Credit
Documents; and (4) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

          3.5.4 The remedies described in this Section 3.5 may be exercised with respect to all or any portion of the UCC Collateral, either simultaneously with the sale of any real property encumbered hereby or independent thereof.
Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the UCC Collateral in any manner permitted by the UCC. Trustor agrees that Beneficiary's inclusion of all or any portion of the UCC Collateral in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

          3.5.5 Where the Mortgaged Property consists of real property and personal property, any reinstatement of the Secured Obligations, following the occurrence of an Event of Default and an election by the Beneficiary, at the direction of the Required Banks, to accelerate the maturity of the Secured
Obligations, which is made by Trustor or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil
Code or any successor statute, shall, in accordance with the terms of UCC
Section 9604, not prohibit the Beneficiary from conducting a sale or other disposition of any personal property or from otherwise proceeding against or continuing to proceed against any personal property in any manner permitted by the UCC; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property prior to such reinstatement. Any sums paid to Beneficiary, in effecting any reinstatement pursuant to Section 2924c of the
California Civil Code shall be applied to the Secured Obligations and to
Beneficiary's and Trustee's reasonable costs and expenses in the manner required by Section 2924c.

     3.6 Beneficiary's Right to Enter and Take Possession, Operate and Apply
Income.

          3.6.1 If an Event of Default occurs and is continuing, Trustor, upon demand of Beneficiary, at the election of the Majority Banks, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property, including the Tangible Collateral, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of
Trustor.

          3.6.2 If an Event of Default has occurred and is continuing and
Trustor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession

                                       15

of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree. Trustor shall pay to Beneficiary or Trustee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

          3.6.3 Upon every such entering upon or taking of possession,
Beneficiary or Trustee may hold, store, use, operate, manage and control the
Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

               3.6.3.1 make all necessary and proper maintenance, repairs, renewals and replacements thereto and thereon, and all necessary additions, betterments and improvements thereto and thereon and purchase or otherwise acquire fixtures, personalty and other property in connection therewith;

               3.6.3.2 insure or keep the Mortgaged Property insured;

               3.6.3.3 manage and operate the Mortgaged Property and exercise all the rights and powers of Trustor in their name or otherwise with respect to the same;

               3.6.3.4 enter into agreements with others to exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and shall apply the monies so received by Beneficiary or
Trustee in such priority as provided by the Credit Documents to (i) the payment of interest and principal due and payable to the Beneficiary, (ii) the deposits for taxes and assessments and insurance premiums due, (iii) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged
Property or any part thereof, (iv) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee as allowed under this Deed of Trust, and (v) any other charges or costs required to be paid by Trustor under the terms of the Credit Documents; or

               3.6.3.5 rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by this Deed of Trust.

     Beneficiary or Trustee shall surrender possession of the Mortgaged Property to Trustor (x) as may be required by law or court order, or (y) when all amounts under any of the terms of the Credit Documents, including this Deed of Trust, shall have been paid current and all Events of Default have been cured or waived. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     3.7 Separate Sales. To the extent permitted by law or Governmental Rule, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     3.8 Waiver of Appraisement, Moratorium, Valuation, Stay, Extension and
Redemption Laws. Trustor agrees to the full extent permitted by law that if an
Event of Default occurs and is continuing, neither Trustor nor anyone claiming through or under it shall or will set

                                       16

up, claim or seek to take advantage of any appraisement, moratorium, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

     3.9 Receiver. If an Event of Default occurs and is continuing, Beneficiary, to the extent permitted by law, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all earnings, revenues and receipts and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. To the extent permitted by law or
Governmental Rule, Beneficiary may have a receiver appointed without notice to
Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. To the extent permitted by law or Governmental Rule,
Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. To the extent permitted by law or Governmental Rule, any receiver appointed on Beneficiary's behalf may be an Affiliate of Beneficiary.
The reasonable expenses, including receiver's fees, reasonable attorneys' fees, costs and agents' compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all earnings, revenues and receipts, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust, the other Credit Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof, but such rights shall be exercised in a manner which is otherwise in accordance with and consistent with the Credit Documents. Beneficiary shall be liable to account only for such earnings, revenues and receipts (including security deposits) actually received by Beneficiary, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian,
Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

     3.10 Suits to Protect the Mortgaged Property. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as
Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest.

     3.11 Proofs of Claim. In the case of any receivership, insolvency,
Bankruptcy Event, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting

                                       17

Trustor, any Affiliate or any guarantor, co-maker or endorser of any of
Trustor's obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under the Credit Documents, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

     3.12 Trustor to Pay Amounts Secured Hereby on Any Default in Payment;
          Application of Monies by Beneficiary.

          3.12.1 In case of a foreclosure sale of all or any part of the
Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, to the extent permitted by law, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the interest rate on the Notes. The sale of a part of the Subject Property shall not exhaust the power of sale, but sales may be made from time to time until the Secured Obligations are paid and performed in full.

          3.12.2 Trustor hereby agrees to the extent permitted by law, that no recovery of any such judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this
Deed of Trust upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

          3.12.3 The provisions of this Section 3.12 shall not be deemed to limit or otherwise modify the provisions of any guaranty of the Secured
Obligations.

     3.13 Delay or Omission; No Waiver. No delay or omission of Beneficiary or the Banks to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in the other
Credit Documents or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

     3.14 No Waiver of One Default to Affect Another. No waiver of any Event of
Default hereunder shall extend to or affect any subsequent or any other Event of
Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this
Deed of Trust or any other Credit Document; (d) releases any part of the
Mortgaged Property from the lien or security interest of this Deed of Trust or any other instrument securing the Secured Obligations; (e) consents to the filing of any map, plat or replat of the Real Property or any part thereof;
(f) consents to the granting of any easement on the Real Property; or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any other Credit Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the liability under this Deed of Trust or any other Credit Document or otherwise of Trustor, or any

                                       18

subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor with respect to any other matters not addressed by such act or omission. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien or security interest of this
Deed of Trust be altered thereby, except to the extent expressly provided in such acts or omissions. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Beneficiary, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any other Credit
Document, (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

     3.15 Discontinuance of Proceedings; Position of Parties Restored. If
Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of
Beneficiary shall continue as if no such proceedings had occurred or had been taken.

     3.16 Remedies Cumulative. Subject to the provisions of Section 5.14 hereof, no right, power or remedy, including remedies with respect to any security for the Secured Obligations, conferred upon or reserved to Beneficiary by this Deed of Trust or any other Credit Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Credit Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

     3.17 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Credit
Documents, including this Deed of Trust, shall, at Beneficiary's option, bear interest at the interest rate on the Note until such Event of Default has been cured. Trustor's obligation to pay such interest shall be secured by this Deed of Trust.

     3.18 Foreclosure; Expenses of Litigation. If Trustee forecloses, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses

                                       19

which may be paid or incurred by or on behalf of Beneficiary for attorneys'
fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Beneficiary may deem reasonably necessary either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Deed of Trust, including the reasonable fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this
Deed of Trust or any other Credit Document, the Mortgaged Property or any portion thereof, including civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the interest rate on the Note, and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

     3.19 Deficiency Judgments. Subject to Article 8 of the Credit Agreement, if
after foreclosure of this Deed of Trust or Trustee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Credit
Documents, including hereunder, or any amounts secured hereby, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the interest rate on the Notes.
Subject to Article 8 of the Credit Agreement, Trustor waives any defense to
Beneficiary's recovery against Trustor of any deficiency after any foreclosure sale of the Mortgaged Property. Subject to Article 8 of the Credit Agreement, to
the extent permitted by law, Trustor expressly waives any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. Subject to Article 8 of the Credit Agreement, in
addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section
3.18 above. This provision shall survive any foreclosure or sale of the
Mortgaged Property, any portion thereof or the extinguishment of the lien hereof.

     3.20 WAIVER OF JURY TRIAL. BENEFICIARY AND TRUSTOR EACH WAIVE ANY RIGHT TO
HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT,
TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO
THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS DEED OF TRUST,
THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT. ANY SUCH DISPUTES SHALL BE
RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     3.21 Exculpation of Beneficiary. The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed or construed to make
Beneficiary a "mortgagee in possession"; nor thereafter or at any time or in any

                                       20

event obligate Beneficiary to appear in or defend any action or proceeding relating to the Mortgaged Property, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Mortgaged Property.

                                   ARTICLE 4.
                     RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                      OTHER PROVISIONS RELATING TO TRUSTEE

     Notwithstanding anything to the contrary in this Deed of Trust, Trustor and
Beneficiary agree as follows:

     4.1 Exercise of Remedies by Trustee. To the extent that this Deed of Trust and applicable law authorizes or empowers Beneficiary to exercise any remedies set forth in Article 3 hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of California) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary's behalf in accordance with applicable law of the State of California. In connection therewith, Trustee: (a) shall not exercise, or waive the exercise of, any Beneficiary's remedies (other than any rights of Trustee to any indemnity or reimbursement), except at Beneficiary's request, and (b) shall exercise, or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's request, and in accordance with Beneficiary's directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary's request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

     4.2 Rights and Privileges of Trustee. To the extent that this Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of
Beneficiary. To the extent that this Deed of Trust negates or limits
Beneficiary's liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor's attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor's behalf without joinder or confirmation by the other.

     4.3 Resignation or Replacement of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary's sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason
Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, and, if preferred, several substitute trustees in succession, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded if required by the law of the State of California. The law of the State
of California shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other

                                       21

successor, substitute and replacement Trustee(s) successively until the Secured
Obligations have been paid in full or the Mortgaged Property has been sold hereunder or released in accordance with the provisions of the Credit Documents.
Beneficiary's written appointment and designation of any Trustee shall be full evidence of Beneficiary's right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by
Trustor shall be required in connection with any resignation or other replacement of Trustee.

     4.4 Authority of Beneficiary. If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on
Beneficiary's behalf by an officer of such corporation, state banking corporation or national banking association, then such appointment may be executed by any authorized officer or agent of Beneficiary and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

     4.5 Effect of Appointment of Successor Trustee. Upon the appointment and designation of any successor, substitute or replacement Trustee, Trustee's entire estate and title in the Mortgaged Property shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     4.6 Confirmation of Transfer and Succession. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Mortgaged Property of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and monies held by said Trustee hereunder to said successor, substitute or replacement Trustee.

     4.7 Exculpation. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence, willful misconduct or knowing violation of law. Trustee shall not be personally liable in case of entry by it, or anyone entering by virtue of the powers herein granted it, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property.
Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All monies received by
Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law). Trustee shall be under no liability for interest on any monies received by it hereunder.

                                       22

     4.8 Endorsement and Execution of Documents. Upon Beneficiary's written request, Trustee shall, without liability or notice to Trustor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Credit Documents. Trustor hereby irrevocably designates Trustee as its attorney in fact to execute, acknowledge and deliver, on Trustor's behalf and in Trustor's name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the lien created by this Deed of Trust on the Mortgaged Property. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustor.

     4.9 Multiple Trustees. If Beneficiary appoints multiple trustees, then any
Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

     4.10 No Required Action. Trustee shall not be required to take any action under this Deed of Trust or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in its opinion such action will be likely to involve it in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to it against any and all costs, expense and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Credit
Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

     4.11 Terms of Trustee's Acceptance. Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions:

          (a) Trustee may exercise any of its powers through appointment of attorney(s) in fact or agents.

          (b) Trustee shall be under no obligation to take any action upon any
Event of Default unless furnished security or indemnity, in form satisfactory to
Trustee, against costs, expenses, and liabilities that Trustee may incur.

          (c) Trustor shall reimburse Trustee, as part of the Secured
Obligations secured hereunder, for all reasonable disbursements and expenses
(including reasonable legal fees and expenses) incurred by reason of or arising from an Event of Default and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee's administering and executing the trust created by this Deed of Trust and performing Trustee's duties and exercising
Trustee's powers under this Deed of Trust.

                                   ARTICLE 5.
                                     GENERAL

     5.1 Discharge. When all of the Secured Obligations shall have been indefeasibly paid in full in cash, then this Deed of Trust and the lien and security interest created hereby shall be of no further force and effect,
Trustor shall be released from the covenants, agreements and obligations of
Trustor contained in this Deed of Trust and a11 right, title and interest in and to the Mortgaged Property shall revert to Trustor. Beneficiary and Trustee, at the request and the expense of Trustor,

                                       23

shall promptly execute a deed of reconveyance and such other documents as may be reasonably requested by Trustor to evidence the discharge and satisfaction of this Deed of Trust and the release of Trustor from its obligations hereunder.

     5.2 No Waiver. The exercise of the privileges granted in this Deed of Trust or in any other agreement to perform Trustor's obligations under the agreements which constitute the Mortgaged Property shall in no event be considered or constitute a waiver of any right which Beneficiary may have at any time, after an Event of Default shall have occurred and be continuing, to declare the
Secured Obligations to be immediately due and payable. No delay or omission to exercise any right, remedy or power accruing upon any default shall impair any such right, remedy or power or shall be construed to be a waiver of any such default or acquiescence therein; and every such right, remedy and power may be exercised from time to time and as often as may be deemed expedient.

     5.3 Extension, Rearrangement or Renewal of Secured Obligations. It is
expressly agreed that any of the Secured Obligations at any time secured hereby may be from time to time extended for any period, or with the consent of Trustor rearranged or renewed, and that any part of the security herein described, or any other security for the Secured Obligations, may be waived or released, without altering, varying or diminishing the force, effect or lien or security interest of this Deed of Trust; and the lien and security interest granted by this Deed of Trust shall continue as a prior lien and security interest on all of the Mortgaged Property not expressly so released, until the Secured
Obligations are fully paid and this Deed of Trust is terminated in accordance with the provisions hereof; and no other security now existing or hereafter taken to secure the payment of the Secured Obligations or any part thereof or the performance of any obligation or liability of Trustor whatever shall in any manner impair or affect the security given by this Deed of Trust; and all security for the payment of the Secured Obligations or any part thereof and the performance of any obligation or liability shall be taken, considered and held as cumulative.

     5.4 Forcible Detainer. Trustor agrees for itself and all Persons claiming by, through or under it, that subsequent to foreclosure hereunder in accordance with this Deed of Trust and applicable law if Trustor shall hold possession of the Mortgaged Property or any part thereof, Trustor or the Persons so holding possession shall be guilty of trespass; and any such Person (including Trustor)
failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to Beneficiary or any purchaser in foreclosure, as applicable, for reasonable rental on said premises, and shall be subject to eviction and removal in accordance with law.

     5.5 Waiver of Stay or Extension. To the extent permitted to be waived by law, Trustor shall not at any time insist upon or plead or in any manner whatever claim the benefit or advantage of any stay, extension or moratorium law now or at any time hereafter in force in any locality where the Mortgaged
Property or any part thereof may or shall be situated, nor shall Trustor claim any benefit or advantage from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale thereof to be made pursuant to any provision of this Deed of
Trust or to a decree of any court of competent jurisdiction, nor after any such sale shall Trustor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the Mortgaged Property so sold or any part thereof; and Trustor hereby expressly waives all benefit or advantage of any such law or laws and the appraisement of

                                       24

the Mortgaged Property or any part thereof, and covenants that Trustor shall not hinder or delay the execution of any power herein granted and delegated to
Beneficiary but that Trustor shall permit the execution of every such power as though no such law had been made.

     5.6 Notices. Except where certified or registered mail notice is required by applicable law, any notice to Trustor or Beneficiary required or permitted hereunder shall be deemed to be given when given in the manner prescribed in
Section 10.1 of the Credit Agreement. All notices to Trustee required or permitted hereunder shall be deemed given when given in the manner prescribed in
Section 10.1 of the Credit Agreement to the following address:

               Chicago Title Company
               388 Market Street, Suite 1300
               San Francisco, California 94111
               Attn: Rod Pasion
               Facsimile No.: (415) 781-4185

     5.7 Severability. A11 rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. In the event any term or provision contained in this Deed of Trust is in conflict, or may hereafter be held to be in conflict, with the laws of the State of California or of the United States of America, this Deed of Trust shall be affected only as to such particular term or provision, and shall in all other respects remain in full force and effect.

     5.8 Application of Payments. In the event that any part of the Secured
Obligations cannot lawfully be secured hereby, or in the event that the lien and security interest hereof cannot be lawfully enforced to pay any part of the
Secured Obligations, or in the event that the lien or security interest created by this Deed of Trust shall be invalid or unenforceable as to any part of the
Secured Obligations, then all payments on the Secured Obligations shall be deemed to have been first applied to the complete payment and liquidation of that part of the Secured Obligations which is not secured by this Deed of Trust and the unsecured portion of the Secured Obligations shall be completely paid and liquidated prior to the payment and liquidation of the remaining secured portion of the Secured Obligations.

     5.9 Governing Law. THIS DEED OF TRUST IS GOVERNED BY AND SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     5.10 Entire Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE
OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                                       25

AS OF THE DATE HEREOF, THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

     ----------------------------       ----------------------------
     TRUSTOR                            BENEFICIARY

     5.11 Amendments. This Deed of Trust may be amended, supplemented or otherwise modified only by an instrument in writing signed by Trustor and
Beneficiary.

     5.12 Successors and Assigns. All terms of this Deed of Trust shall run with the land and bind each of Trustor and Beneficiary and their respective successors and assigns, and all Persons claiming under or through Trustor or
Beneficiary, as the case may be, or any such successor or assign, and shall inure to the benefit of Beneficiary and Trustor, and their respective successors and assigns.

     5.13 Renewal, Etc. Beneficiary may at any time and from time to time renew or extend this Deed of Trust, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as
Beneficiary may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien and security interest hereof on any part of the Mortgaged Property; provided that nothing in this
Section 5.13 shall grant Beneficiary the right to alter or modify the Deed of
Trust without the consent of the Trustor unless otherwise specifically permitted in this Deed of Trust.

     5.14 Liability. Notwithstanding any provision in this Deed of Trust to the contrary, recourse against the Trustor and its Affiliates, stockholders, officers, members, directors and employees under this Deed of Trust shall be limited to the extent provided in Article 8 of the Credit Agreement.

     5.15 Severability. The Credit Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable
Governmental Rules and Legal Requirements. If any provision of any of the Credit
Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances, nor the other instruments referred to hereinabove, shall be affected thereby, but rather shall be enforceable to the greatest extent permitted by law.

     5.16 Waiver. To the extent permitted by law, Trustor waives and releases any rights or defenses which Trustor might otherwise have (i) under California
Code of Civil Procedure Sections 726, 725a, 580a, 580b, 580c and 580d and
California Civil Code Section 2889, which statutes might otherwise limit or condition Beneficiary's exercise of certain of Beneficiary's rights and remedies in connection with the enforcement of obligations secured by a lien on real property or (ii) under any laws now existing or hereafter enacted providing for any appraisal before sale of a portion of the Mortgaged Property and (iii) to all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or to declare due the Secured Obligations and marshalling in the event

                                       26

of the foreclosure of the liens created under this Deed of Trust or the exercise of the power of sale granted hereunder. To the extent, if any, which such laws may be applicable and to the extent permitted by law, Trustor waives and releases any right or defense which Trustor might otherwise have under such provisions and under any other law of any applicable jurisdiction which might limit or restrict the effectiveness or scope of any of Trustor's waivers or releases hereunder.

     5.17 Additional Waivers. To the extent that Trustor is considered the guarantor of any obligations of any party under the Credit Documents (other than
Trustor) or its successors and assigns (the "Counterparty"), then Trustor, to the extent permitted under applicable law, hereby waives the following:

          (a) any and all benefits, rights and defenses it may have to subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Trustor by reason of
California Civil Code Sections 2787 to 2855, inclusive;

          (b) any and all benefits, rights and defenses it may have because the
Counterparty's debt may be secured by real property. This means, among other things: (i) Beneficiary may collect from Trustor without first foreclosing on any real or personal property collateral pledged by the Counterparty, (ii) if
Beneficiary forecloses on any real property collateral pledged by the
Counterparty, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Beneficiary may collect from Trustor even if Beneficiary, by foreclosing on the real property collateral, has destroyed any right Trustor may have to collect from the
Counterparty. This is an unconditional and irrevocable waiver of any rights and defenses Trustor may have because the Counterparty's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) any and all benefits, rights and defenses it may have arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Trustor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the
California Code of Civil Procedure or otherwise.

     5.18 Release of Collateral.

          5.18.1 Notwithstanding any provision herein to the contrary, the
Mortgaged Property or any part thereof shall be released from the security interest created by this Deed of Trust at any time or from time to time upon the request of each of Beneficiary and Trustor; provided that the requirements of the Credit Documents have been satisfied. Upon satisfaction of such requirements, a Responsible Officer of Beneficiary shall instruct the Trustee to promptly execute, deliver and acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Mortgaged
Property permitted to be released pursuant to this Deed of Trust.

                                       27

          5.18.2 Beneficiary may instruct the Trustee to release Mortgaged
Property from the security interest created hereunder upon the sale or disposition of such Mortgaged Property pursuant to Beneficiary's powers, rights and duties with respect to remedies provided herein.

     5.19 Credit Agreement Controls. In the event of any conflict between any terms and provisions set forth in this Deed of Trust and those set forth in the
Credit Agreement, the terms and provisions of the Credit Agreement shall supersede and control the terms and provisions of this Deed of Trust.

     5.20 Time of the Essence. Trustor acknowledges that time is of the essence in performing all of Trustor's obligations set forth herein.

     5.21 Counterpart Execution. This Deed of Trust may be executed by the parties hereto in any number of counterparts (and be each of the parties hereof on separate counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       28

     IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed and delivered as of the day and year first above written.

                                        [Signature Block for Applicable Trustor]

                                       29

                                                                     Exhibit D-1
                                                             to Credit Agreement

STATE OF CALIFORNIA )
                    ) ss
COUNTY OF _________ )

     On _________________, before me, ______________________, Notary Public, personally appeared _______________________________ and _______________, [_]
personally known to me OR [_] proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

                                                       -------------------------
                                                       Signature of Notary

                                                                     Exhibit D-1
                                                             to Credit Agreement

                                    EXHIBIT A

                               DESCRIPTION OF SITE

                                                                     Exhibit D-l
                                                             to Credit Agreement

                                    EXHIBIT B

                            DESCRIPTION OF EASEMENTS

                                                                     EXHIBIT D-2
                                                             to Credit Agreement

================================================================================

                           FORM OF SECURITY AGREEMENT

                                     between

                         [INSERT NAME OF ORMAT ENTITY],
                            a
                              -----------------------
                                    (Grantor)

                                       and

                                BEAL BANK, S.S.B.
                             (Administrative Agent)

                         DATED AS OF
                                     -----------, ---

================================================================================

                                                                            PAGE
                                                                            ----

    5.8   Waiver of Rights and Remedies Under Applicable Legal

                                       i

6.4    Continuing Assignment and Security Interest; Transfer of Notes........ 16
6.5    Termination of Security Interest...................................... 16
6.6    Limitation on Duty of Administrative Agent with Respect to the

                                       ii

                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT, dated as of [________] [___], [_____] (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is entered into by and between [INSERT NAME OF ORMAT
ENTITY], A. [____________________] [ORGANIZED] [FORMED] and existing under the laws of the State of [______________] ("Grantor"), and BEAL BANK, S.S.B., in its
capacity as administrative agent (together with its successors, designees and assigns in such capacity, "Administrative Agent") for the Secured Parties.

                                    RECITALS

          A. [ORCAL GEOTHERMAL INC., A CORPORATION ORGANIZED AND EXISTING UNDER
THE LAWS OF THE STATE OF DELAWARE ("BORROWER")] [GRANTOR] directly or indirectly
[INTENDS TO ACQUIRE] [HAS ACQUIRED] (the "Acquisition") certain Persons which directly or indirectly own, lease, use and operate certain geothermal power plants and geothermal fluid facilities located in the State of California, known as the Heber Project, the Mammoth Lakes Project and the SIGC Project (the
"Projects").

          B. In order to partially finance the Acquisition, [BORROWER] [GRANTOR]
has entered into that certain Credit Agreement, dated as of December 18, 2003
(as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [BORROWER] [GRANTOR], the financial institutions from time to time parties thereto (collectively, "Lenders"), and each of the agents listed on the signature pages thereto, pursuant to which, among other things, Lenders have [MADE] [EXTENDED COMMITMENTS TO MAKE] loans to, and for the benefit of, [BORROWER] [GRANTOR].

          [C.] [GRANTOR IS A WHOLLY-OWNED [DIRECT] [INDIRECT] SUBSIDIARY OF
BORROWER, AND GRANTOR [HAS AND] WILL RECEIVE SUBSTANTIAL BENEFITS FROM THE
MAKING OF SUCH LOANS TO BORROWER. GRANTOR HAS GUARANTEED THE OBLIGATIONS OF
BORROWER UNDER THE CREDIT AGREEMENT PURSUANT TO THAT CERTAIN SUBSIDIARY
GUARANTY, DATED AS OF THE DATE HEREOF (AS AMENDED, AMENDED AND RESTATED,
SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SUBSIDIARY
GUARANTY"), AND THE LIENS CREATED HEREBY SECURE, AMONG OTHER THINGS, GRANTOR'S
OBLIGATIONS THEREUNDER.]

          [C.] [D.] [IT IS A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THE
CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE MAKING OF THE ADVANCES
OF CREDIT CONTEMPLATED THEREBY, THAT GRANTOR SHALL HAVE EXECUTED THIS
AGREEMENT.] [IT IS A REQUIREMENT UNDER THE CREDIT AGREEMENT THAT GRANTOR EXECUTE
AND DELIVER THIS AGREEMENT.]

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the promises contained herein, and to induce Lenders to enter into the Credit Agreement and to make the loans contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby

acknowledged, Grantor hereby agrees with Administrative Agent, for the benefit of the Secured Parties, as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

          "Acquisition" has the meaning given in the recitals to this Agreement.

          "Administrative Agent" has the meaning given in the preamble to this
Agreement.

          "Assigned Agreement" and "Assigned Agreements" have the meaning given in Section 2.1(a).

          ["BORROWER" HAS THE MEANING GIVEN IN THE RECITALS TO THIS AGREEMENT.]

          "Collateral" has the meaning given in Section 2.1.

          "Credit Agreement" has the meaning given in the recitals to this
Agreement.

          "Grantor" has the meaning given in the preamble to this Agreement.

          "Lenders" has the meaning given in the recitals to this Agreement.

          "Obligations" means and includes all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by [BORROWER,] Grantor or any Affiliate thereof to Administrative Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Credit Agreement or any of the other Credit Documents [(INCLUDING THE
SUBSIDIARY GUARANTY)], including all interest, reasonable fees, reasonable charges, reasonable expenses, reasonable attorneys' fees and consultant fees chargeable to [BORROWER,] Grantor or any Affiliate thereof and payable by
[BORROWER,] Grantor or any Affiliate thereof hereunder or thereunder.

          "Projects" has the meaning given in the recitals to this Agreement.

          "Securities Laws" has the meaning given in Section 5.4.

          ["SUBSIDIARY GUARANTY" HAS THE MEANING GIVEN IN THE RECITALS TO THIS
AGREEMENT.]

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform
Commercial Code as in effect in a jurisdiction other than

                                       2

the State of New York the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

     1.2 Credit Agreement and UCC Definitions. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in Exhibit A to the Credit Agreement or, if not defined therein, the UCC.

     1.3 Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in Exhibit A to the Credit Agreement shall apply to this Agreement, including its preamble and recitals.

                                   ARTICLE II.
                      PLEDGE AND GRANT OF SECURITY INTEREST

     2.1 Granting Clause. To secure the timely payment in full in cash and performance in full of the Obligations, Grantor does hereby collaterally assign, grant and pledge to, and subject to a continuing security interest in favor of,
Administrative Agent, for the benefit of Administrative Agent and each other
Secured Party, all the estate, right, title and interest of Grantor in, to and under all assets of Grantor, whether now owned or hereafter existing or acquired, including all the estate, right, title and interest of Grantor in, to and under the following (collectively, the "Collateral"):

               (a) all contracts, agreements and documents (individually, an
"Assigned Agreement" and collectively, the "Assigned Agreements"), including the following contracts, agreements and documents, as amended, amended and restated, supplemented or otherwise modified from time to time, and all of Grantor's rights thereunder:

                    (i) the Project Documents listed on Exhibit A hereto;

                    (ii) all other Project Documents not listed on Exhibit A
hereto to which the Grantor is a party;

                    (iii) all other agreements, including vendor warranties and guaranties, running to Grantor or assigned to Grantor, relating to the leasing, use, maintenance, improvement, operation or acquisition of a Project or any part thereof, or transport of material, equipment and other parts of a Project or any part thereof;

                    (iv) any lease or sublease agreements or easement agreements relating to a Project or any part thereof or any ancillary facilities, to which
Grantor may be or become a party; and

                    (v) each Additional Project Document to which Grantor is or may become a party, and any other agreements to which Grantor may be or become a party relating to the leasing, use, maintenance, improvement or operation of a
Project or any part thereof.

                                        3

               (b) to the extent permitted by Legal Requirements and the terms of Grantor's Permits, all of Grantor's Permits;

               (c) the insurance policies maintained by Grantor, including any such policies insuring against loss of revenues by reason of interruption of the operation of a Project and all proceeds and other amounts payable to Grantor thereunder, and all eminent domain proceeds;

               (d) all rents, profits, income, royalties and revenues derived in any other manner by Grantor as a result of its leasing or ownership of a Project or any part thereof and the use or operation of a Project or any part thereof, including all Project Revenues;

               (e) all other personal property and fixtures, wherever located and whenever acquired, whether or not of a type which may be subject to a security interest under the UCC, including all machinery, tools, engines, appliances, mechanical and electrical systems, geothermal fluid facilities, wells, elevators, lighting, alarm systems, fire control systems, furnishings, furniture, service equipment, motor vehicles, building or maintenance equipment, building or maintenance materials, supplies, goods and property covered by any warehouse receipts or bills of lading or other such documents, spare parts, maps, plans, specifications, architectural, engineering, construction or shop drawings, manuals or similar documents, copyrights, patents, trademarks, trade names and other intellectual property of any kind, and any replacements, renewals or substitutions for any of the foregoing or additional tangible or intangible personal property hereafter acquired by Grantor;

               (f) all goods (including inventory, equipment and any accessions thereto), money, instruments (including promissory notes), securities and all other investment property, security entitlements, financial assets, accounts
(including health-care-insurance receivables), contract rights, documents, deposit accounts, chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims and supporting obligations;

               (g) all general intangibles, including, to the extent assignable, all construction, service, engineering, consulting, architectural and other similar contracts concerning the design, construction, operation, occupancy, maintenance and/or use of a Project, all architectural drawings, plans, specifications, soil tests, appraisals, route surveys, engineering reports and similar materials relating to all or any portion of a Project and all payment and performance bonds or warranties or guarantees relating to a Project, all rights under and in patents, patent licenses, rights in intellectual property, trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade secrets, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to any part of
Grantor's business, all renewals, extensions and continuations-in-part of the items referred to above, any written agreements granting to Grantor any right to use any trademark or trademark registration at or in connection with Grantor's business, and the right of Grantor to sue for past, present and future infringements of the foregoing, and the right in the name and on behalf of
Grantor to appear in and defend any action or proceeding brought with respect to any part of Grantor's real or

                                        4

personal property and to commence any action or proceeding to protect the interest of Grantor in such Collateral;

               (h) all books, records, writings, design documents, computer programs, printouts and other computer materials and records, data bases, software, information and other property relating to, used or useful in connection with, Grantor's business;

               (i) all Accounts, including any sub-accounts within such
Accounts; and

               (j) the proceeds of all of the foregoing collateral, whether cash or non-cash, including (i) all rights of Grantor to receive moneys due and to become due under or pursuant to the Collateral, (ii) all rights of Grantor to receive return of any premiums for or proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral or to receive condemnation proceeds, (iii) all claims of Grantor for damages arising out of or for breach of or default under the Assigned Agreements or any other Collateral, (iv) all rights of Grantor to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of Grantor under each such contract or agreement to make determinations, to exercise any election
(including the election of remedies) or option or to give or receive any notice, consent, waiver, or approval, together with full power and authority with respect to any contract or agreement to demand, receive, enforce, collect or provide receipt for any of the foregoing rights or any property the subject of any of the contracts or agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which may be necessary or advisable in connection with any of the foregoing, (vi) all rights of Grantor to payment for goods or other property sold or leased or services performed by Grantor, (vii) to the extent not included in the foregoing, all proceeds receivable or received when any and all of the foregoing Collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily, and (viii) any and all additions and accessions to the
Collateral, and all proceeds thereof, including proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all awards, all insurance proceeds, including any unearned premiums or refunds of premiums on any insurance policies covering all or any part of the Collateral and the right to receive and apply the proceeds of any insurance, or of any judgments or settlements made in lieu thereof for damage to or diminution of the Collateral; provided, however, that "Collateral" shall not include (A) any distributions or dividends to [INSERT NAME OF GRANTOR'S
OWNER(S)] expressly permitted pursuant to the terms of the Credit Agreement or any other Credit Document or (B) any property which has been sold or disposed of in accordance with Section 6.3 of the Credit Agreement.

     2.2 Delivery of and Performance under Assigned Agreements. In order to effectuate the foregoing, Grantor has heretofore delivered or concurrently with the delivery hereof is delivering to Administrative Agent, a copy of each of the
Assigned Agreements listed on Exhibit A hereto and a copy of each of its material Permits in effect as of the date hereof. Grantor shall likewise deliver to Administrative Agent an executed counterpart of each Additional Project
Document and any amendments and supplements to the foregoing, as they are entered into by Grantor promptly upon the execution thereof. Unless an Event of
Default has occurred and is

                                        5

continuing, Grantor may exercise all rights, interests and benefits under the
Assigned Agreements in any manner consistent with the terms of the Credit
Documents.

     2.3 Continuing Liability under Assigned Agreements and Permits.
Notwithstanding anything to the contrary under any of the Credit Documents and except as permitted under the Credit Documents, Grantor shall remain liable under each of the Assigned Agreements and its Permits, to perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and Administrative Agent shall have no obligation or liability under any of such Assigned Agreements or Permits by reason of or arising out of this Agreement or any other document related thereto
(except as expressly provided for in any applicable Consent), nor shall
Administrative Agent be required or obligated in any manner to perform or fulfill any obligations of Grantor thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     2.4 Defaults under Assigned Agreements. If any default by Grantor under any of the Assigned Agreements shall occur and be continuing, Administrative Agent may, at its option (but shall not be obligated to), remedy any such default by giving written notice of such intent to Grantor and to the parties to each
Assigned Agreement in default. Any curing by Administrative Agent of Grantor's default under any of the Assigned Agreements shall not be construed as an assumption by Administrative Agent or any other Secured Party of any obligations, covenants or agreements of Grantor under such Assigned Agreements, and Administrative Agent shall not incur any liability to Grantor or any other
Person as a result of any actions undertaken by Administrative Agent in curing or attempting to cure any such default. This Agreement shall not be deemed to release or to affect in any way the obligations of Grantor under the Assigned
Agreements.

     2.5 Destruction of Collateral. No injury to, or loss or destruction of, the
Collateral or any part thereof shall relieve Grantor of any of its obligations hereunder or any of the Obligations under the Credit Agreement or any other
Credit Document.

                                  ARTICLE III.
                               OBLIGATIONS SECURED

          Without limiting the generality of the foregoing, this Agreement and all of the Collateral secure the payment and performance when due of all
Obligations. If, notwithstanding the representation and warranty set forth in
Section 4(b)(ix)-(x) or anything to the contrary herein, enforcement of the liability of Grantor under this Agreement for the full amount of the Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Grantor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

                                       6

                                   ARTICLE IV.
               EVENTS OF DEFAULT; REPRESENTATIONS AND WARRANTIES

          (a) The occurrence of an Event of Default under, and as defined in, the Credit Agreement, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Agreement when it has been cured or waived in accordance with the Credit Agreement.

          (b) Grantor represents and warrants to and in favor of Administrative
Agent and the other Secured Parties, as of the [DATE HEREOF] [CLOSING DATE], as
follows:

               (i) Grantor is [ORGANIZED] [FORMED] and validly existing under the laws of the State of [__________] and is qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of its business requires such qualification.

               (ii) Grantor has the full power and authority to conduct its business as contemplated by this Agreement and each other Operative
     Documents. This Agreement and the other Operative Documents to which
     Grantor is a party have been duly authorized, executed and delivered by
     Grantor.

               (iii) The execution, delivery and performance by Grantor of this
     Agreement and each other Operative Document to which it is a party and the consummation of the transactions contemplated hereby (including the granting of security interests hereunder) or under any other Operative
     Document to which it is a party do not and will not (A) violate any provision of (I) any Legal Requirement applicable to Grantor, (II) the
     Governing Documents of Grantor, or (III) any order, judgment or decree of any court or agency or Governmental Instrumentality binding on Grantor, (B)
     conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Grantor, (C) result in or require the creation or imposition of any Lien upon any of the properties or assets of Grantor (other than any Liens created hereby or under any of the other Credit Documents in favor of
     Administrative Agent on behalf of the Secured Parties), or (D) require any approval of any Person, except for such approvals or consents which will be obtained on or before the [CLOSING DATE] [DATE HEREOF] and disclosed in writing to the Administrative Agent.

               (iv) Grantor has not executed and is not aware of any effective financing statement, security agreement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except such as may have been filed pursuant to this Agreement and the other Credit Documents or permitted pursuant hereto or thereto.

               (v) This Agreement and each other Operative Document to which
     Grantor is a party constitutes a legal, valid and binding obligation of
     Grantor enforceable against Grantor in accordance with its terms, except to the extent that enforceability may

                                       7

     be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (vi) Grantor is in compliance with all Legal Requirements, except noncompliance which could not reasonably be expected to have a Material
     Adverse Effect.

               (vii) Grantor is not an "investment company" or a company
     "controlled" by an "investment company," within the meaning of the
     Investment Company Act of 1940, as amended. No provision of the FPA or
     PUHCA as to securities, rates or financial or organizational matters precludes Grantor from entering into and performing its obligations hereunder.

               (viii) The name of Grantor is "[________________]," as indicated
     in the public records of the State of [_____________________]. Grantor's federal employee identification number is [_____________________] and
     Grantor's [____________________] organizational number is
     [___________________].

               (ix) After giving effect to the transactions contemplated by this
     Agreement and the contingent obligations evidenced hereby (but excluding the effect of the provisions of Article III which limit the Obligations to an amount that would not render Grantor's indebtedness, liabilities or obligations under this Agreement subject to avoidance), Grantor is Solvent.

               (x) Grantor is not executing this Agreement with any intention to hinder, delay or defraud any present or future creditor or creditors of
     Grantor.

               (xi) The security interest granted to Administrative Agent (for the benefit of the Secured Parties) pursuant to this Agreement in the
     Collateral constitutes a valid lien, subject, with respect to any proceeds, to the limitations set forth in Section 9-315 of the UCC. The security interest granted to Administrative Agent (for the benefit of the Secured
     Parties) pursuant to this Agreement in the Collateral will be perfected (A)
     with respect to any property that can solely be perfected by filing, to the extent Article 9 of the UCC applies thereto, upon the filing of financing statements in the filing offices identified on Exhibit D-6 to the Credit
     Agreement and (B) with respect to any property that can be perfected by possession, upon Administrative Agent receiving possession thereof, and in each case such security interest will be, as to Collateral perfected under the UCC, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, Lien, security interests, encumbrance, assignment or otherwise, except (I) with respect to the
     Collateral described in clause (A) of this Section 4(b)(xi), the Permitted
     Liens described in clauses (a) and (e) of the definition of "Permitted
     Liens" and, to the extent required by Governmental Rule, those matters described in clauses (b), (c) and (g) of the definition of "Permitted
     Liens" and (II) with respect to the Collateral described in clause (B) of this Section 4(b)(xi), the Permitted Liens described in clause (a) of the definition of "Permitted Liens" and, to the

                                        8

     extent required by Governmental Rule, those matters described in clause (b)
     of the definition of "Permitted Liens". Except to the extent possession of portions of such Collateral is required for perfection, all such action as is necessary has been taken to establish and perfect Administrative Agent's rights in and to such Collateral to the extent Administrative Agent's security interest can be perfected by filing, including any recording, filing, registration, giving of notice or other similar action. Subject to the requirements contained in the UCC with respect to the filing of continuation statements, as of [THE CLOSING DATE][THE DATE HEREOF], no filing, recordation, re-filing or re-recording other than [THOSE LISTED ON
     EXHIBIT D-6 TO THE CREDIT AGREEMENT][INSERT REQUIRED FILINGS] is necessary to perfect and maintain the perfection of the interest, title or Liens of this Agreement, and on [THE CLOSING DATE][THE DATE HEREOF] all such filings or recordings will have been made to the extent Administrative Agent's security interest can be perfected by filing. Grantor has properly delivered or caused to be delivered to Administrative Agent all such
     Collateral that requires perfection of the Lien and security interest described above by possession.

                                   ARTICLE V.
                        REMEDIES UPON AN EVENT OF DEFAULT

     5.1 Remedies Upon Event of Default. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent shall have the right, but not the obligation, to do any of the following:

               (a) declare [(INCLUDING BY CALLING UPON THE SUBSIDIARY GUARANTY)]
any amounts payable by Grantor under any of the Credit Documents to be due and payable immediately, and thereupon the same shall become immediately due and payable without presentment, demand, notice of dishonor, protest or further notice of any kind, all of which are expressly waived by Grantor, anything contained herein to the contrary notwithstanding (provided that, if such Event of Default occurs under Section __________ of the Credit Agreement with respect to [BORROWER] [GRANTOR], all such amounts shall become automatically due and payable);

               (b) proceed to protect and enforce the rights vested in it by this Agreement and under the UCC;

               (c) cause all revenues hereby pledged as security and all other moneys and other property pledged hereunder to be paid and/or delivered directly to it, and demand, sue for, collect and receive any such moneys and property;

               (d) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any of the Obligations, or rights hereunder or included in the Collateral, or for specific enforcement of any covenant or agreement contained herein or in any of the Assigned Agreements, or in aid of the exercise of any power herein or therein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law;

                                       9

               (e) foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Obligations are issued or secured;

               (f) incur expenses, including reasonable attorneys' fees,
reasonable consultants' fees, and other reasonable costs appropriate to the exercise of any right or power under this Agreement;

               (g) perform any obligation of Grantor hereunder or under any other Credit Document or Assigned Agreement, submit renewal notices or exercise any purchase options under leases, and make payments, purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses and insure, process and preserve the Collateral without, however, any obligation to do so;

               (h) take possession of the Collateral and of any and all books of account and records of Grantor relating to any of the Collateral and render it usable and repair and renovate the same without, however, any obligation to do so, and enter upon, or authorize its designated agent to enter upon, any location where the same may be located for that purpose (including the right of
Administrative Agent to exclude Grantor and all Persons claiming access through
Grantor from any access to the Collateral or to any part thereof) and
Administrative Agent and its representatives are hereby granted an irrevocable license to enter upon such premises for such purpose, control, manage, operate, rent and lease the Collateral, either separately or in conjunction with a
Project, collect all rents and income from the Collateral and apply the same to reimburse the Secured Parties for any reasonable cost or expenses incurred hereunder or under any of the Credit Documents and to the payment or performance of Grantor's obligations hereunder or under any of the Credit Documents, and apply the balance to the Obligations as provided for in the Credit Agreement and any remaining excess balance to whomsoever is legally entitled thereto;

               (i) make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, any
Collateral;

               (j) secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements made by such receiver and the expenses of such receivership shall be added to and be made a part of the Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement and shall be due and payable upon demand therefor and thereafter shall bear interest at the Default Rate or the maximum rate permitted by applicable Legal Requirements, whichever is less;

               (k) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;

                                       10

               (l) transfer the Collateral or any part thereof to the name of
Administrative Agent or to the name of Administrative Agent's nominee;

               (m) take possession of and endorse in the name of Grantor or in the name of Administrative Agent, for the account of Grantor, any bills of exchange, checks, drafts, money orders, notes or any other chattel paper, documents or instruments constituting all or any part of the Collateral or received as interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

               (n) appoint another (who may be an employee, officer or other representative of Administrative Agent) to do any of the foregoing, or take any other action permitted hereunder, on behalf of Administrative Agent;

               (o) execute (in the name, place and stead of Grantor)
endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Collateral;

               (p) take any other action which Administrative Agent deems necessary or desirable to protect or realize upon its security interest in the
Collateral or any part thereof;

               (q) require Grantor to assemble the Collateral or any part thereof and to make the same (to the extent the same is reasonably moveable)
available to Administrative Agent at a place to be designated by Administrative
Agent which is reasonably convenient to Grantor and Administrative Agent;

               (r) make formal application for the transfer of all of Grantor's
Permits to Administrative Agent or to any assignee of Administrative Agent or to any purchaser of any of the Collateral to the extent the same are assignable in accordance with their terms and applicable Legal Requirements; and/or

               (s) exercise any other or additional rights or remedies granted to Administrative Agent under any other provision of this Agreement or any related agreement, or exercisable by a secured party under the UCC or under any other applicable Legal Requirement.

     5.2 Minimum Notice Period. If, pursuant to applicable Legal Requirements, prior notice of any action described in Section 5.1 is required to be given to
Grantor, Grantor hereby acknowledges that the minimum time required by such applicable Legal Requirements, or, if no minimum time is specified, fifteen (15)
Banking Days, shall be deemed a reasonable notice period.

     5.3 Sale of Collateral. In addition to exercising the foregoing rights,
Administrative Agent may, to the extent permitted by applicable Legal
Requirements, arrange for and conduct the sale of the Collateral at a public or private Sale (as Administrative Agent may elect) which sale may be conducted by an employee or representative of Administrative Agent, and any such sale shall be considered or deemed to be a sale made in a commercially reasonable manner.
Administrative Agent agrees to provide at least fifteen (15) Banking Days' prior written notice to Grantor specifying the time and place of any public sale or the time after which any private sale is to be made and Grantor agrees that such fifteen (15) Banking Days' notice shall constitute

                                       11

reasonable notification (unless a longer notice period shall be required by applicable Legal Requirements). Administrative Agent may release, temporarily or otherwise, to Grantor any item of Collateral of which Administrative Agent has taken possession pursuant to any right granted to Administrative Agent by this
Agreement without waiving any rights granted to Administrative Agent under this
Agreement, the Credit Agreement, the other Credit Documents or any other agreement related hereto or thereto. Grantor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Each successor of Grantor under the Credit Documents agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. Grantor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay, extension or redemption after foreclosure now or hereafter in force. If Administrative Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser and received by Administrative Agent. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and Grantor shall be credited with the proceeds of the sale. In the event Administrative Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by Legal Requirements or this
Agreement or any other Credit Document, Administrative Agent may bid all or less than the amount of the Obligations.

     5.4 Sales of Private Securities. Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws (collectively, the "Securities Laws"),
Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral constituting "securities", however defined in the
Securities Laws, to limit purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sales may be at prices and on terms less favorable to
Administrative Agent and the other Secured Parties than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

     5.5 Registration of Securities. If Administrative Agent with the prior written consent of the other Secured Parties shall decide to exercise its right to sell any or all of the Collateral, and if, in the opinion of counsel for
Administrative Agent, it is necessary to have such Collateral, or that portion thereof to be sold, registered under the provisions of any Securities Laws,
Grantor shall execute and deliver, all at Grantor's expense, all such instruments and documents which, in the opinion of Administrative Agent, are necessary to register or qualify such Collateral, or that portion thereof to be sold, under the provisions of the Securities Laws and shall use best efforts to cause any registration statement relating thereto to become effective and to remain effective for a period of not less than six months from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to any related prospectus or similar document which, are necessary, all in conformity with the Securities Laws applicable thereto. Without limiting the generality of the foregoing, Grantor agrees to comply with the applicable provisions of the securities or "Blue Sky"
laws of any jurisdiction(s) which Administrative Agent shall reasonably designate and to make available to

                                       12

its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 1l(a) of the Securities Act of 1933.

     5.6 Actions Taken by Administrative Agent. Any action or proceeding to enforce this Agreement or any Assigned Agreement may be taken by Administrative
Agent either in Grantor's name or in Administrative Agent's name, as
Administrative Agent may deem necessary.

     5.7 Private Sales. Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Article V conducted in a commercially reasonable manner and in accordance with the requirements of applicable Legal Requirements. Grantor hereby waives any claims against Administrative Agent and the other Secured
Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the
Obligations, even if Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in a commercially reasonable manner and in accordance with applicable Legal Requirements.

     5.8 Waiver of Rights and Remedies Under Applicable Legal Requirements. To
the extent permitted under applicable Legal Requirements, Grantor hereby waives all rights and remedies of a debtor or grantor under the UCC or other applicable
Legal Requirements, and all formalities prescribed by law relative to the sale or disposition of the Collateral (other than notice of sale and any other rights, remedies and formalities that are expressly contemplated by this
Agreement) during the continuation of an Event of Default and all other rights and remedies of Grantor with respect thereto. To the extent that any such rights, remedies or formalities are not waivable under the UCC or other applicable Legal Requirements, Administrative Agent agrees to comply and observe such formalities and requirements in accordance with the UCC and applicable
Legal Requirements. In exercising its right to take possession of the Collateral upon the occurrence and during the continuation of an Event of Default hereunder, Administrative Agent, personally or by its agents or attorneys, and subject to the rights of any tenant under any lease or sublease of the
Collateral, to the fullest extent permitted by Legal Requirements, may enter upon any land owned or leased by Grantor without being guilty of trespass or any wrongdoing, and without liability to Grantor for damages thereby occasioned.

     5.9 Compliance With Limitations and Restrictions. Grantor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Legal Requirements, or in order to obtain any required approval of the sale or of the purchaser by any
Governmental Authority or official, and Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Administrative Agent be liable or accountable to Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                                       13

     5.10 No Impairment of Remedies. If, in the exercise of any of its rights and remedies hereunder, Administrative Agent shall forfeit any of its rights or remedies, including any right to enter a deficiency judgment against Grantor or any other Person, whether because of any applicable Legal Requirements pertaining to "election of remedies" or otherwise, Grantor hereby consents to such action by Administrative Agent and, to the extent permitted by applicable
Legal Requirements, waives any claim based upon such action, even if such action by Administrative Agent shall result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Grantor might otherwise have had but for such action by Administrative Agent or the terms herein. Any election of remedies which results in the denial or impairment of the right of
Administrative Agent to seek a deficiency judgment against any of the parties to any of the Credit Documents shall not, to the extent permitted by applicable
Legal Requirements, impair Grantor's obligation hereunder.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     6.1 Remedies Cumulative; Delay Not Waiver.

          6.1.1 Remedies Cumulative. No right, power or remedy herein conferred upon or reserved to Administrative Agent hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by applicable Legal Requirements, be cumulative and in addition to every other right, power and remedy given hereunder or under any other Credit Document now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Administrative Agent or any other Secured Party, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

          6.1.2 Delay Not Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to Administrative Agent upon the occurrence of any Event of Default shall impair any such right, power or remedy of Administrative Agent, nor shall it be construed to be a waiver of any such Event of Default, or an acquiescence therein, or of or in any other breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Credit Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of
Administrative Agent of any breach or default under this Agreement, or any waiver on the part of the Secured Parties or Administrative Agent of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. Each and every default by Grantor in payment hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     6.2 Attorney-In-Fact. Grantor hereby constitutes and appoints
Administrative Agent, acting for and on behalf of itself and the other Secured
Parties and each successor or permitted assign of Administrative Agent and the other Secured Parties, the true and lawful attorney-in-fact of Grantor, with full power and authority in the place and stead of Grantor and in the name of

                                       14

Grantor, Administrative Agent or otherwise to enforce all rights, interests and remedies of Grantor with respect to the Collateral or enforce all rights, interests and remedies of Administrative Agent under this Agreement (including the rights set forth in Section 5.1); provided, however, that Administrative
Agent shall not exercise any of the aforementioned rights unless an Event of
Default has occurred and is continuing and has not been waived or cured in accordance with the Credit Documents. This power of attorney is a power coupled with an interest and shall be irrevocable; provided further, however, that nothing in this Agreement shall prevent Grantor from, prior to the exercise by
Administrative Agent of any of the aforementioned rights, undertaking Grantor's operations in the ordinary course of business in accordance with the Collateral and the Credit Documents.

     6.3 Perfection: Further Assurances: Certain Waivers.

          6.3.1 Perfection. Grantor agrees that from time to time, at the expense of Grantor, Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Administrative Agent may reasonably request, in order to perfect, to ensure the continued perfection of, and to protect the assignment and security interest granted or intended to be granted hereby or to enable
Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor shall: (a) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to Administrative Agent such note or instrument duly endorsed (without recourse) and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Administrative Agent; and (b) authorize, execute and file such financing statements or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable, or as Administrative Agent may reasonably request or as required by applicable Legal Requirements, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby. If Grantor shall at any time acquire a commercial tort claim, as defined in the UCC, with a fair market value in excess of $50,000 Grantor shall promptly notify
Administrative Agent in a writing signed by Grantor of the brief details thereof and grant to Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Administrative
Agent.

          6.3.2 Filing of Financing and Continuation Statements. Grantor hereby authorizes the filing of any financial statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to Administrative Agent, for the benefit of the Secured
Parties, herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as
Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the
Collateral granted to Administrative Agent herein, including describing such property as "all assets" or "all personal property", whether now owned or hereafter acquired.

                                       15

          6.3.3 Information Concerning Collateral. Grantor shall promptly upon request, and at the expense of Grantor, provide to Administrative Agent all information and evidence it may reasonably request concerning the Collateral to enable Administrative Agent to enforce the provisions of this Agreement.

          6.3.4 Waiver. Grantor hereby waives, to the maximum extent permitted by applicable Legal Requirements, (a) all rights under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage or deed of trust on real property if the real property is sold under a power of sale contained in such mortgage or deed of trust; (b) all rights under any law to require Administrative Agent to pursue any Person other than Grantor, any security which Administrative Agent may hold, or any other remedy before proceeding against Grantor; (c) all rights of reimbursement or subrogation and all rights to participate in any security held by Administrative Agent until the
Obligations have been paid and the covenants of the Credit Documents have been performed in full; (d) all rights to require Administrative Agent to give any notices of any kind, including without limitation notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or as expressly provided in the Credit Agreement or other Credit Documents; (e) all rights to assert the bankruptcy or insolvency of Grantor as a defense hereunder or as the basis for rescission hereof; (f) subject to Section 6.6, all rights under any law purporting to reduce Grantor's obligations hereunder if the
Obligations are reduced (other than as a result of payment of such Obligations);
(g) all defenses based on the disability or lack of authority of Grantor or any
Person, the repudiation of the Credit Documents by Grantor or any Person, the
failure by Administrative Agent or the Secured Parties to enforce any claim against Grantor, or the unenforceability in whole or in part of any Credit
Documents; and (h) all suretyship and guarantor's defenses generally.

     6.4 Continuing Assignment and Security Interest; Transfer of Notes. This
Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash and performance in full of the Obligations (other than the Obligations that are intended to survive the termination of the Credit
Documents); (b) be binding upon Grantor and its successors and assigns; and (c)
inure, together with the rights and remedies of Administrative Agent, to the benefit of Administrative Agent and its successors and permitted assigns for the benefit of the Secured Parties. Without limiting the generality of the foregoing clause (c), any of the Secured Parties may assign or otherwise transfer the
Notes or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with the Credit Agreement, and such other
Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Secured Parties herein or otherwise.
The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by Administrative Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby, except for release of Collateral upon the payment in full in cash and performance in full of the Obligations.

     6.5 Termination of Security Interest. Upon the payment in full in cash and performance in full of all Obligations (other than the Obligations that are intended to survive the termination of the Credit Documents), this Agreement and the security interest and all other rights granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon

                                       16

any such termination, Administrative Agent shall, at Grantor's expense and upon its written direction, execute and, subject to Section 6.10, deliver to Grantor such documents (including UCC-3 termination statements) as Grantor shall reasonably request to evidence such termination, to release all security interest on the Collateral and to return such Collateral to Grantor.

     6.6 Limitation on Duty of Administrative Agent with Respect to the
Collateral. The powers conferred on Administrative Agent hereunder are solely to protect its interest and the interests of the Secured Parties in the Collateral and shall not impose any duty on it to exercise any such powers. Except for (a)
the safe custody of any Collateral in its possession, (b) the accounting for monies actually received by it hereunder and (c) any duty expressly imposed on
Administrative Agent by applicable Legal Requirements with respect to any
Collateral that has not been waived by Grantor hereunder, Administrative Agent shall have no duty with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against Administrative Agent.
Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which
Administrative Agent accords its own property, it being expressly agreed, to the maximum extent permitted by applicable Legal Requirements, that Administrative
Agent shall have no responsibility for (i) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (ii)
taking any action to protect against any diminution in value of the Collateral, but, in each case, Administrative Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

     6.7 Liability. Recourse against Grantor, any of its Affiliates and other
Nonrecourse Persons under this Agreement shall be limited to the extent provided in Article 8 of the Credit Agreement.

     6.8 Amendments; Waivers; Consents. This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto and otherwise in accordance with the provisions of Section 9.9 of the
Credit Agreement.

     6.9 Notices. All notices required or permitted under the terms and provisions hereof shall be in writing, and any such notice shall be effective if given in accordance with the provisions of Section 10.1 of the Credit Agreement.
Notices to Grantor or Administrative Agent may be given at the addresses set forth in the [CREDIT AGREEMENT] [GUARANTY].

     6.10 Reinstatement. This Agreement and the obligations of Grantor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Grantor or any other Person or as a result of any settlement or compromise with any Person (including Grantor) in respect of such payment, and Grantor shall pay Administrative Agent on demand all of its reasonable costs and expenses (including reasonable fees of counsel)
incurred by Administrative Agent in connection with such rescission or restoration.

     6.11 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the

                                       17

Collateral shall be applied in accordance with Section 2.4.5 of the Credit
Agreement. Grantor and its Affiliates which are parties to the Credit Documents shall remain liable for any deficiency in accordance with the respective Credit
Documents to which each is a party.

     6.12 Administrative Agent May Perform. Upon the occurrence and during the continuance of an Event of Default, if Grantor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be part of the Obligations.

     6.13 Expenses; Interest.

          6.13.1 Expenses. Grantor agrees to pay on demand to Administrative
Agent all costs and expenses incurred by Administrative Agent (including the reasonable fees and disbursements of counsel) incident to its enforcement, exercise, protection or preservation of any of its rights, remedies or claims
(or the rights or claims of any other Secured Party) under this Agreement.

          6.13.2 Interest. Any amount required to be paid by Grantor pursuant to the terms hereof that is not paid when due shall bear interest at the Default
Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full in cash.

     6.14 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     6.15 Survival of Provisions. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the
Credit Documents and the making of the Loans and extensions of credit under the
Credit Agreement. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Grantor set forth herein shall terminate at the same time as the security interest and other rights granted hereunder shall terminate pursuant to Section 6.5.

     6.16 Successions or Assignments.

          6.16.1 Successors. This Agreement shall inure to the benefit of the successors or permitted assigns of the Secured Parties under the Credit
Agreement who shall have, to the extent of their interest, the rights of the
Secured Parties hereunder.

          6.16.2 Assignment. This Agreement is binding upon Grantor and its successors and assigns. Grantor is not entitled to assign its obligations hereunder to any other Person without the written consent of Administrative
Agent, and any purported assignment in violation of this provision shall be void.

     6.17 Headings Descriptive. Article and Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such article and

                                       18

section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

     6.18 Entire Agreement. This Agreement, together with the other Credit
Documents, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

     6.19 Time. Time is of the essence of this Agreement.

     6.20 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;
signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. NO CREDIT DOCUMENT TO WHICH BEAL BANK, S.S.B. IS A PARTY
SHALL BE EFFECTIVE UNLESS TWO OFFICERS OF BEAL BANK, S.S.B. SHALL HAVE EXECUTED
SUCH CREDIT DOCUMENT.

     6.21 Governing Law. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the
Collateral shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     6.22 WAIVER OF JURY TRIAL. GRANTOR AND ADMINISTRATIVE AGENT HEREBY
KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A
TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF,
UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR
ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN), OR ACTIONS OF ADMINISTRATIVE AGENT OR GRANTOR. THIS PROVISION IS A
MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

     6.23 Submission to Jurisdiction. Administrative Agent and Grantor agree that any legal action or proceeding by or against Grantor or with respect to or arising out of this Agreement may be brought in or removed to the courts of the
State of New York, in and for the Borough of Manhattan, or of the United States,
of America for the Southern District of New York, as Administrative Agent may
elect. By execution and delivery of this Agreement, Administrative Agent and
Grantor accept, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.
Administrative Agent and Grantor irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law.
Administrative Agent and Grantor

                                       19

hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens. Nothing herein shall affect the right of Administrative
Agent to bring legal action or proceedings in any other competent jurisdiction.

     6.24 Third Party Rights. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than Grantor, Administrative Agent and the other Secured Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Agreement and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Grantor, Administrative Agent and the other Secured
Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       20

     IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to legally bound, have caused this Security Agreement to be duly executed as of the date first above written.

                                        [INSERT NAME OF GRANTOR],

                                        a                        ,
                                          -----------------------
                                        as Grantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BEAL BANK, S.S.B.,
                                        as Administrative Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      S-1

                       [           's Security Agreement]
                        -----------

                                    EXHIBIT A

                               Assigned Agreements

                               [ORMAT TO PROVIDE.]

                                      A-1

                                                                     EXHIBIT D-3
                                                             to Credit Agreement

================================================================================

                                     FORM OF
                         PLEDGE AND SECURITY AGREEMENT

                                      among

                            [INSERT NAME OF PLEDGOR],

                      a
                        ---------------------------------
                                    (Pledgor)

                                       and

              [INSERT NAME OF ISSUER OF PLEDGED EQUITY INTERESTS],

                    a
                      ---------------------------------------
                                    (Company)

                                       and

                                BEAL BANK, S.S.B.
                             (Administrative Agent)

                        DATED AS OF               ,
                                    --------------  -----

================================================================================

                                                                            PAGE
                                                                            ----

                                       i

                                                                            PAGE
                                                                            ----

   8.7  Continuing Assignment and Security Interest; Transfer

   8.10 Limitation on Duty of Administrative Agent with

EXHIBITS AND SCHEDULE

Exhibit A - Irrevocable Proxy

Exhibit B - Transfer Document

Schedule I - Description of Pledged Equity Interests

                                       ii

                          PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT, dated as of [_______] [___], [_____]
(as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into by and among [INSERT NAME OF
PLEDGOR], a ________________ [ORGANIZED][FORMED] and existing under the laws of the State of _______________ ("Pledgor"), [INSERT NAME OF ISSUER OF PLEDGED
EQUITY INTERESTS], a _________________ [ORGANIZED][FORMED] and existing under the laws of the State of _________________ ("Company"), and BEAL BANK, S.S.B.,
in its capacity as administrative agent (together with its successors, designees and assigns in such capacity, "Administrative Agent") for the Secured Parties.

                                    RECITALS

     A. [PLEDGOR] [COMPANY] [ORCAL GEOTHERMAL INC., A CORPORATION ORGANIZED
UNDER THE LAWS OF THE STATE OF DELAWARE ("BORROWER")] directly or indirectly
[INTENDS TO ACQUIRE] [HAS ACQUIRED] (the "Acquisition") certain Persons who directly or indirectly own, lease, operate and use certain geothermal power plants and geothermal fluid facilities located in the State of California, known as the Heber Project, the Mammoth Lakes Project and the SIGC Project (the
"Projects").

     B. In order to partially finance the Acquisition, [BORROWER] [PLEDGOR]
[COMPANY] has entered into that certain Credit Agreement, dated as of December
18, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [BORROWER] [PLEDGOR]
[COMPANY], the financial institutions from time to time parties thereto
(collectively, "Lenders"), and the agents listed on the signature pages thereto, pursuant to which, among other things, Lenders have [MADE][EXTENDED COMMITMENTS
TO MAKE] loans to, and for the benefit of, [BORROWER] [PLEDGOR] [COMPANY].

     C. As of the Closing Date, Pledgor is a [PARTNER] [MEMBER] [SHAREHOLDER]
and owns ____% of the [PARTNERSHIP] [MEMBERSHIP] [OWNERSHIP] interests of
Company.

     [D.] [PLEDGOR IS A WHOLLY-OWNED [DIRECT] [INDIRECT] SUBSIDIARY OF BORROWER,
AND PLEDGOR [HAS AND] WILL RECEIVE SUBSTANTIAL BENEFITS FROM THE MAKING OF SUCH
LOANS TO BORROWER. PLEDGOR HAS GUARANTEED THE OBLIGATIONS OF BORROWER UNDER THE
CREDIT AGREEMENT PURSUANT TO THAT CERTAIN SUBSIDIARY GUARANTY, DATED AS OF THE
DATE HEREOF (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE
MODIFIED FROM TIME TO TIME, THE "SUBSIDIARY GUARANTY"), AND THE LIENS CREATED
HEREBY SECURE, AMONG OTHER THINGS, PLEDGOR'S OBLIGATIONS THEREUNDER.]

     [D.] [E.] [IT IS A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THE CREDIT
AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE MAKING OF THE ADVANCES OF
CREDIT CONTEMPLATED THEREBY, THAT PLEDGOR SHALL HAVE EXECUTED THIS AGREEMENT.]
[IT IS A REQUIREMENT UNDER THE CREDIT AGREEMENT THAT PLEDGOR EXECUTE AND DELIVER
THIS AGREEMENT.]

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the promises contained herein, and to induce Lenders to enter into the Credit Agreement and to make the advances of credit to [COMPANY] [BORROWER] contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Pledgor hereby agree with Administrative Agent, for the benefit of the Secured Parties, as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

          "Acquisition" has the meaning given in the recitals to this Agreement.

          "Administrative Agent" has the meaning given in the preamble to this
     Agreement.

          "Collateral" has the meaning given in Section 2.1.

          "Company" has the meaning given in the preamble to this Agreement.

          "Credit Agreement" has the meaning given in the recitals to this
     Agreement.

          "Governing Agreement" has the meaning given in Section 8.30.

          "Lenders" has the meaning given in the recitals to this Agreement.

          "Obligations" means and includes all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by [BORROWER,]
     Company, Pledgor or any Affiliate thereof to Administrative Agent or any
     Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Credit Agreement or any of the other Credit Documents [(INCLUDING THE SUBSIDIARY GUARANTY)], including all interest, reasonable fees, reasonable charges, reasonable expenses, reasonable attorneys' fees and consultant fees chargeable to [BORROWER,]
     Company, Pledgor or any Affiliate thereof and payable by [BORROWER,]
     Company, Pledgor or any Affiliate thereof hereunder or thereunder.

          "Pledged Equity Interests" has the meaning given in Section 2.1.

          "Pledgor" has the meaning given in the preamble to this Agreement.

          "Projects" has the meaning given in the recitals to this Agreement.

          "Securities Laws" has the meaning given in Section 7.7.

          ["SUBSIDIARY GUARANTY" HAS THE MEANING GIVEN IN THE RECITALS TO THIS
     AGREEMENT.]

                                        2

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform
     Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

     1.2 Credit Agreement and UCC Definitions. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in Exhibit A to the Credit Agreement or, if not defined therein, the UCC.

     1.3 Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in Exhibit A to the Credit Agreement shall apply to this Agreement, including its preamble and recitals.

                                   ARTICLE II.
                      PLEDGE AND GRANT OF SECURITY INTEREST

     2.1 Granting Clause. To secure the timely payment in full in cash and performance in full of the Obligations, Pledgor hereby collaterally assigns, grants and pledges to Administrative Agent, for the benefit of Administrative
Agent and the other Secured Parties, a continuing security interest in all the estate, right, title and interest of Pledgor, now owned or hereafter existing or acquired, in, to and under any and all of the following (the "Collateral"):

     Any and all of Pledgor's right(s), title(s) and interest(s), whether now owned or hereafter existing or acquired, in Company, and all of the [PARTNERSHIP
INTERESTS] [MEMBERSHIP INTERESTS] [SHARES] of Company related thereto (the
"Pledged Equity Interests"), including the [PARTNERSHIP INTERESTS] [MEMBERSHIP
INTERESTS] [SHARES] described on Schedule I hereto and Pledgor's share of:

          (a) all rights to receive income, gain, profit, dividends and other distributions allocated or distributed to Pledgor in respect of or in exchange for all or any portion of the Pledged Equity Interests;

          (b) all of Pledgor's capital or ownership interest, including capital accounts, in Company;

          (c) all of Pledgor's voting rights in or rights to control or direct the affairs of Company;

          (d) all of Pledgor's rights, title and interest, as a [MEMBER]
[PARTNER] [SHAREHOLDER] of Company, in, to or under any and all of Company's assets or properties derived from the Pledged Equity Interests;

                                        3

          (e) all other rights, title and interest in or to Company derived from the Pledged Equity Interests;

          (f) all indebtedness or other obligations of Company owed to Pledgor;

          (g) all claims of Pledgor for damages arising out of, or for any breach or default relating to, the Collateral;

          (h) all rights of Pledgor to terminate, amend, supplement, modify, or cancel, the Governing Documents of Company, to take all actions thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (i) all securities, notes, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof and any interest of Pledgor reflected in the books of any financial intermediary pertaining to such rights and interests and all non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests; and

          (j) all proceeds of the foregoing Collateral, whether cash or non-cash; provided, however, that "Collateral" shall not include (i) any cash or other property distributed to Pledgor following a distribution made pursuant to
Waterfall Level 8 or Section 3.6.2(b) of the Depositary Agreement or (ii) any
other distribution or dividend to Pledgor expressly permitted pursuant to the terms of the Credit Agreement or any other Credit Document.

     2.2 Delivery of Certificates. All certificates, notes and other instruments representing or evidencing any Collateral (including the certificates described on Schedule I hereto) shall be delivered to and held by or on behalf of, and, in the case of notes, endorsed to the order of, Administrative Agent, or its designee pursuant hereto, in the manner set forth in Section 8.14.

     2.3 Retention of Certain Rights. So long as Administrative Agent has not exercised remedies with respect to the Collateral under this Agreement or any other Credit Document upon the occurrence and during the continuation of an
Event of Default, Pledgor reserves the right to exercise all voting and other rights, title and interest with respect to the Collateral (except as limited by the Credit Documents) and to receive all income, gains, profits, dividends and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property or other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests (except as limited by the Credit Documents);
provided that no vote shall be cast, right exercised or other action taken which could reasonably be expected to result in a Material Adverse Effect.

                                  ARTICLE III.
                              OBLIGATIONS SECURED

     Without limiting the generality of the foregoing, this Agreement and all of the Collateral secure the payment and performance when due of all Obligations.
If, notwithstanding the

                                       4

representation and warranty set forth in Section 5.11 or anything to the contrary herein, enforcement of the liability of Pledgor under this Agreement for the full amount of the Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Pledgor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

                                   ARTICLE IV.
                               EVENTS OF DEFAULT

     The occurrence of an Event of Default under, and as defined in, the Credit
Agreement, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Agreement when it has been cured or waived in accordance with the Credit Agreement.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

     Pledgor represents and warrants to and in favor of Administrative Agent and the other Secured Parties, as of the [DATE HEREOF] [CLOSING DATE], as follows:

     5.1 Organization. Pledgor is [organized] [formed] and validly existing under the laws of the State of [___________] and is qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of its business requires such qualification.

     5.2 Power and Authorization; Enforceable Obligations. Pledgor has the full power and authority to conduct its business as contemplated by this Agreement and each other Operative Documents. This Agreement and the other Operative
Documents to which Pledgor is a party have been duly authorized, executed and delivered by Pledgor. This Agreement and each other Operative Document to which
Pledgor is a party constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 No Legal Bar. The execution, delivery and performance by Pledgor of this Agreement and each other Operative Document to which it is a party and the consummation of the transactions contemplated hereby (including the granting of security interests hereunder) or under any other Operative Document to which it is a party do not or will not violate any applicable Legal Requirement or any material contractual obligation of Pledgor and do not or will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereby) on any of the properties or revenues of Pledgor pursuant to any applicable Legal Requirement or any such contractual obligation.

                                       5

     5.4 Beneficial Ownership; Pledged Equity Interests. Pledgor is the lawful and beneficial owner of and has full right, title and interest in, to and under rights and interests comprising the Collateral, subject to no Liens (other than the Liens created hereby). The Pledged Equity Interests (a) have been duly authorized and validly issued, (b) are fully paid and non-assessable and (c)
constitute [________%] of the outstanding [MEMBERSHIP INTERESTS] [PARTNERSHIP
INTERESTS] [SHARES] of Company.

     5.5 No Prior Assignment. Pledgor has not previously assigned any of its rights in, to or under all or any portion of the Collateral, except as specifically permitted by the Credit Agreement or the other Credit Documents.

     5.6 No Other Financing Documents. Pledgor has not executed and is not aware of any effective financing statement, security agreement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except such as may have been filed pursuant to this Agreement and the other Credit Documents.

     5.7 Compliance with Law. Pledgor is not (a) in violation of any applicable
Legal Requirements in any material respect or (b) subject to or in default in any material respect with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     5.8 Investment Company Act; Federal Energy Laws. Pledgor is not an
"investment company" or a company "controlled" by an "investment company,"
within the meaning of the Investment Company Act of 1940, as amended. No provision of the FPA or PUHCA as to securities, rates or financial or organizational matters precludes Pledgor from entering into and performing its obligations hereunder.

     5.9 Name; Organizational Number. The name of Pledgor is
"[_________________________]," as indicated in the public records of the State of [___________________]. Pledgor's federal employee identification number is
[___________________] and Pledgor's [___________________] organizational number is [_____________________].

     5.10 Company Information. Pledgor has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial or otherwise) of [BORROWER,] [COMPANY], each
Guarantor and Non-Guarantor and their respective properties (including the
Projects) on a continuing basis, and Pledgor now is and hereafter will be completely familiar with the businesses, operations and condition (financial or otherwise) of [BORROWER,] [COMPANY], each Guarantor and Non-Guarantor and their respective properties (including the Projects). Pledgor hereby agrees that none of the Secured Parties shall have any duty to advise Pledgor of information known to any such Secured Party regarding such condition or any such circumstances or of any changes or potential changes affecting the Collateral.
In the event any Secured Party, in its respective discretion, undertakes at any time or from time to time to provide any such information to Pledgor, neither such Secured Party nor any other Secured Party shall be under any obligation (a)
to undertake any investigation not a part of its regular business routine, or reasonable commercial lending practices or (b) to make any other or future disclosure of such information to Pledgor.

                                       6

     5.11 Capital Adequacy; Etc.

          (a) After giving effect to the transactions contemplated by this
Agreement and the contingent obligations evidenced hereby (but excluding the effect of the provisions of Article III which limit the Obligations to an amount that would not render Pledgor's indebtedness, liabilities or obligations under this Agreement subject to avoidance), Pledgor is Solvent.

          (b) Pledgor is not executing this Agreement with any intention to hinder, delay or defraud any present or future creditor or creditors of Pledgor.

     5.12 Perfection of Security Interest. The security interest granted to
Administrative Agent (for the benefit of the Secured Parties) pursuant to this
Agreement in the Collateral constitutes a valid lien, subject, with respect to any proceeds, to the limitations set forth in Section 9-315 of the UCC. The security interest granted to Administrative Agent (for the benefit of the
Secured Parties) pursuant to this Agreement in the Collateral will be perfected
(a) with respect to any property that can solely be perfected by filing, to the extent Article 9 of the UCC applies thereto, upon the filing of financing statements in the filing offices identified on Exhibit D-6 to the Credit
Agreement and (b) with respect to any property that can be perfected by possession, upon Administrative Agent receiving possession thereof, and in each case such security interest will be, as to Collateral perfected under the UCC, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, Lien, security interests, encumbrance, assignment or otherwise, except (I) with respect to the Collateral described in clause (a) of this Section 5.12, the Permitted Liens described in clauses (a)
and (e) of the definition of "Permitted Liens" and, to the extent required by
Governmental Rule, those matters described in clauses (b), (c) and (g) of the definition of "Permitted Liens" and (II) with respect to the Collateral described in clause (b) of this Section 5.12, the Permitted Liens described in clause (a) of the definition of "Permitted Liens" and, to the extent required by
Governmental Rule, those matters described in clause (b) of the definition of
"Permitted Liens". Except to the extent possession of portions of such
Collateral is required for perfection, all such action as is necessary has been taken to establish and perfect Administrative Agent's rights in and to such
Collateral to the extent Administrative Agent's security interest can be perfected by filing, including any recording, filing, registration, giving of notice or other similar action. Subject to the requirements contained in the UCC with respect to the filing of continuation statements, as of [THE CLOSING DATE]
[THE DATE HEREOF], no filing, recordation, re-filing or re-recording other than
[THOSE LISTED ON EXHIBIT D-6 TO THE CREDIT AGREEMENT] [INSERT REQUIRED FILINGS]
is necessary to perfect and maintain the perfection of the interest, title or
Liens of this Agreement, and on [THE CLOSING DATE] [THE DATE HEREOF] all such filings or recordings will have been made to the extent Administrative Agent's security interest can be perfected by filing. Pledgor has properly delivered or caused to be delivered to Administrative Agent all such Collateral that requires perfection of the Lien and security interest described above by possession.

                                   ARTICLE VI.
                              COVENANTS OF PLEDGOR

     Pledgor covenants to and in favor of Administrative Agent and the other
Secured Parties as follows:

                                       7

     6.1 Defense of Collateral. Pledgor shall, until the indefeasible payment in full in cash of all Obligations, defend its title to the Collateral and the interest of Administrative Agent (for the benefit of itself and the other
Secured Parties) in the Collateral pledged hereunder against the claims and demands of all other Persons.

     6.2 Limitation of Liens. Pledgor shall not directly or indirectly create, incur, assume or suffer to exist any Liens on or with respect to all or any part of the Collateral (other than Permitted Liens). Pledgor shall at its own cost and expense promptly take such action as may be necessary to discharge any such
Liens.

     6.3 No Other Filings. Pledgor shall not file or authorize or permit to be filed in any jurisdiction any financing statements under the UCC or any like statement relating to the Collateral in which Administrative Agent (for the benefit of itself and the other Secured Parties) is not named as the sole secured party.

     6.4 No Sale of Collateral. Except as expressly permitted by this Agreement or the other Credit Documents, Pledgor shall not cause, suffer or permit the sale, assignment, conveyance, pledge or other transfer of all or any portion of
Pledgor's ownership interest in Company or any other portion of the Collateral.

     6.5 Filing of Bankruptcy Proceedings. To the extent it may do so under applicable Legal Requirements, Pledgor, for itself, its successors and assigns, shall not cast any vote as an owner in Company (a) in favor of the commencement of a voluntary case or other proceeding seeking liquidation, reorganization, rehabilitation or other relief with respect to Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the owners of Company or any substantial part of Company's property, (b) to authorize Company to consent to any such aforesaid relief or to the appointment of or taking possession by any such aforesaid official in an involuntary case or other proceeding commenced against
Company or (c) to authorize Company to make a general assignment for the benefit of creditors.

     6.6 Distributions. If Pledgor in its capacity as an owner of Company receives any income, dividend or other distribution of money or property of any kind from Company (other than as expressly permitted by the Credit Documents),
Pledgor shall hold such income or distribution as trustee for and shall promptly deliver the same to Administrative Agent.

     6.7 Maintenance of Records. Pledgor shall, at all times, keep accurate and complete records of the Collateral. Pledgor shall permit representatives of
Administrative Agent, upon reasonable prior notice, at any time during normal business hours of Pledgor to inspect and make abstracts from Pledgor's books and records pertaining to the Collateral. Upon the occurrence and during the continuation of any Event of Default, at Administrative Agent's request, Pledgor shall promptly deliver copies of any and all such records to Administrative
Agent.

     6.8 Name; Jurisdiction of Organization. Pledgor shall not change its name, its jurisdiction of organization, the location of its principal place of business or its organization identification number without notice to
Administrative Agent at least 30 days prior to such

                                        8

change. In the event of such change, Pledgor shall (at its expense) execute and deliver such instruments and documents as may be required by Administrative
Agent or applicable Legal Requirements to maintain a prior perfected security interest in the Collateral.

     6.9 Certificated Securities. Pledgor shall cause its equity interests to be evidenced by and remain "certificated securities" as defined in Article 8 of the
UCC.

     6.10 Amendments to Organizational Documents. Except as expressly permitted by this Agreement or the other Credit Documents, Pledgor shall not terminate, amend, supplement or otherwise modify, or cancel, the Governing Documents of
Company.

                                  ARTICLE VII.
                         REMEDIES UPON EVENT OF DEFAULT

     7.1 Remedies Upon an Event of Default. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent shall have the right, at its election, but not the obligation, to do any of the following:

          (a) vote or exercise any and all of Pledgor's rights or powers incident to its ownership of the Pledged Equity Interests, including any rights or powers to manage or control Company;

          (b) demand, sue for, collect or receive any money or property at any time payable to or receivable by Pledgor on account of or in exchange for all or any part of the Collateral;

          (c) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any obligation or right hereunder or included in the Collateral, including specific enforcement of any covenant or agreement contained herein, or to foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement or by applicable
Legal Requirements;

          (d) amend, terminate, supplement or modify Company's Governing
Documents;

          (e) incur expenses, including reasonable attorneys' fees, reasonable consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;

          (f) perform any obligation of Pledgor hereunder;

          (g) secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements made by such receiver and the expenses of such receivership shall be added to and be made a part of the Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement and

                                       9

shall be due and payable upon demand therefor and thereafter shall bear interest at the Default Rate or the maximum rate permitted by applicable Legal
Requirements, whichever is less;

          (h) exercise any other or additional rights or remedies granted to
Administrative Agent under any other provision of this Agreement or any other
Credit Document, or exercisable by a secured party under the UCC or under any other applicable Legal Requirement;

          (i) take any other action which Administrative Agent deems necessary or desirable to protect or realize upon its security interest in the Collateral or any part thereof; and/or

          (j) appoint another Person (who may be an employee, officer or other representative of Administrative Agent) to do any of the foregoing, or take any other action permitted hereunder, on behalf of Administrative Agent.

     7.2 Minimum Notice Period. If, pursuant to applicable Legal Requirements, prior notice of any action described in Section 7.1 is required to be given to
Pledgor or Company, Pledgor and Company hereby acknowledge and agree that the minimum time required by such applicable Legal Requirements, or if no minimum is specified, fifteen (15) Banking Days, shall be deemed a reasonable notice period.

     7.3 Right to Cure. In addition to the foregoing remedies, Administrative
Agent may, but shall not be obligated to, cure any Event of Default and incur reasonable fees, costs and expenses in doing so, in which event Pledgor and
Company shall reimburse Administrative Agent for all such fees, costs and expenses as provided for in Section 7.4 below.

     7.4 Expenses; Interest.

          (a) Each of Pledgor and Company jointly and severally agrees to pay on demand to Administrative Agent all costs and expenses incurred by Administrative
Agent (including the reasonable fees and disbursements of counsel) in connection with exercising any actions taken under Section 7.1 or the enforcement, exercise, protection or preservation of any of its rights, remedies or claims
(or the rights or claims of any other Secured Party) under this Agreement.

          (b) Any amount required to be paid by Pledgor or Company pursuant to the terms hereof that is not paid when due shall bear interest at the Default
Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full in cash.

     7.5 Sale of Collateral. In addition to exercising the foregoing rights,
Administrative Agent may, to the extent permitted by applicable Legal
Requirements, arrange for and conduct a sale of the Collateral at a public or private sale (as Administrative Agent may elect) which sale may be conducted by an employee or representative of Administrative Agent, and any such sale shall be considered or deemed to be a sale made in a commercially reasonable manner.
Administrative Agent agrees to provide at least fifteen (15) Banking Days' prior written notice to Pledgor specifying the time and place of any public sale or the time after which any private sale is to be made and Pledgor agrees that such fifteen (15) Banking Days' notice shall constitute

                                       10

reasonable notification (unless a longer notice period shall be required by applicable Legal Requirements). Administrative Agent may release, temporarily or otherwise, to Pledgor any item of Collateral of which Administrative Agent has taken possession pursuant to any right granted to Administrative Agent by this
Agreement without waiving any rights granted to Administrative Agent under this
Agreement, the Credit Agreement or the other Credit Documents. Pledgor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Pledgor also waives its right to challenge the reasonableness of any disclaimer of warranties, title and the like made by Administrative Agent in connection with a sale of the Collateral. Each successor of Pledgor under the
Credit Documents agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. Pledgor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay or extension or of redemption after foreclosure now or hereafter in force. If Administrative Agent sells any of the
Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser and received by Administrative Agent. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the
Collateral and Pledgor shall be credited with the proceeds of the sale. In the event Administrative Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by Legal Requirements or this Agreement or any other
Credit Document, Administrative Agent may bid all or less than the amount of the
Obligations.

     7.6 Compliance With Limitations and Restrictions. Pledgor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as Administrative Agent may be advised by counsel is necessary in order to avoid any violation of applicable
Legal Requirements, or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall
Administrative Agent be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7.7 Registration of Securities. If Administrative Agent shall decide to exercise its right to sell any or all of the Collateral, and if, in the opinion of counsel to Administrative Agent, it is necessary to have such Collateral, or that portion thereof to be sold, registered under the provisions of the
Securities Act of 1933, as amended, or otherwise registered or qualified under any federal or state securities laws or regulations (collectively, the
"Securities Laws"), Pledgor and Company will execute and deliver, all at
Pledgor's and Company's expense, all such instruments and documents which, in the opinion of Administrative Agent, are necessary to register or qualify such
Collateral, or that portion thereof to be sold, under the provisions of the
Securities Laws. Pledgor and Company will execute and will use best efforts to cause any registration statement relating thereto to become effective and to remain effective for a period of not less than six months from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to any related prospectus or similar document which, in the reasonable opinion of Administrative Agent, are necessary, all in conformity with the Securities Laws applicable thereto.
Without limiting the generality of the

                                       11

foregoing, Pledgor and Company agree to comply with the applicable provisions of the securities or "Blue Sky" laws of any jurisdiction(s) which Administrative
Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act of 1933.

     7.8 No Impairment of Remedies. If, in the exercise of any of its rights and remedies under this Agreement, Administrative Agent shall forfeit any of its rights or remedies, including any right to enter a deficiency judgment against
Pledgor or any other Person, whether because of any applicable Legal
Requirements pertaining to "election of remedies" or otherwise, Pledgor hereby consents to such action by Administrative Agent and, to the extent permitted by applicable Legal Requirements, waives any claim based upon such action, even if such action by Administrative Agent shall result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Pledgor might otherwise have had but for such action by Administrative Agent or the terms herein. Any election of remedies which results in the denial or impairment of the right of Administrative Agent to seek a deficiency judgment against any of the parties to any of the Credit Documents shall not, to the extent permitted by applicable Legal Requirements, impair Pledgor's obligation hereunder.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

     8.1 Remedies Cumulative; Delay Not Waiver.

          8.1.1 Remedies Cumulative. No right, power or remedy herein conferred upon or reserved to Administrative Agent is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by applicable Legal Requirements, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Administrative Agent may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

          8.1.2 No Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to Administrative Agent upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right, power or remedy of Administrative Agent, nor shall it be construed to be a waiver of any such Event of Default or of any similar breach or default thereafter occurring or an acquiescence therein, nor shall any waiver of any other breach or default under this Agreement or any other Credit Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Each and every default by Pledgor in payment hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises and every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by Administrative Agent.

                                       12

          8.1.3 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of or other realization upon, all or any part of the Collateral shall be applied in accordance with Section 2.4.5 of the Credit Agreement. Pledgor and its
Affiliates which are party to any Credit Documents shall remain liable for any deficiency in accordance with the respective Credit Documents to which each is a party.

          8.1.4 Certain Waivers. Pledgor hereby waives and relinquishes, to the maximum extent permitted by applicable Legal Requirements, all rights and remedies accorded to pledgors, sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including: (a) any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage or deed of trust on real property if the real property is sold under a power of sale contained in the mortgage or deed of trust, and all defenses based on any loss whether as a result of any such sale or otherwise;
(b) any right to require Administrative Agent or the other Secured Parties to proceed against Company or any other Person or to proceed against or exhaust any security held by Administrative Agent or the other Secured Parties at any time or to pursue any other remedy in Administrative Agent's or any other Secured
Party's power before proceeding against Pledgor; (c) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of Pledgor, Company or any other Person or the failure of Administrative Agent or any other Secured Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding)
of Pledgor, Company or any other Person; (d) any right to enforce any remedy that Administrative Agent or the other Secured Parties may have against Company or any other Person and any right to participate in any security held by
Administrative Agent until the Obligations have been paid and the covenants of the Credit Documents have been performed in full; (e) any right to require
Administrative Agent to give any notices of any kind, including, without limitation, notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or expressly provided in the Credit Agreement or any of the Credit Documents; (f) any right to assert the bankruptcy or insolvency of
Company or any other Person as a defense hereunder or as the basis for rescission hereof and any defense arising because of Administrative Agent's or any other Secured Party's election, in any proceeding instituted under the
Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal
Bankruptcy Code; (g) subject to Section 8.9, any right under any law purporting to reduce Pledgor's obligations hereunder if the Obligations are reduced other than as a result of payment of such Obligations; (h) any defense based on the repudiation of the Credit Documents by Company or any other Person, the failure by Administrative Agent or the Secured Parties to enforce any claim against
Pledgor, Company or any other Person or the unenforceability in whole or in part of any Credit Documents; (i) all suretyship and guarantor's defenses generally;
(j) any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Pledgor of its obligations under, or the enforcement by Administrative Agent of, this Agreement; (k) any requirement on the part of Administrative Agent or the holder of any Notes to mitigate the damages resulting from any default; (l)
any defense based upon an election of remedies by Administrative Agent or the other Secured Parties, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the

                                       13

subrogation rights of Pledgor, the right of Pledgor to proceed against Company or another Person for reimbursement, or both; (m) any defense based on any offset against any amounts which may be owed by any Person to Pledgor for any reason whatsoever; (n) any defense based on any act, failure to act, delay or omission whatsoever on the part of Company or any of its Affiliates or the failure by Company or any of its Affiliates to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Credit Documents, (o) any defense, setoff or counterclaim which may at any time be available to or asserted by Company or any of its Affiliates against Administrative Agent, the other Secured Parties or any other Person under the Credit Documents; (p) any duty on the part of Administrative Agent or any other Secured Party to disclose to Pledgor any facts Administrative Agent or any other Secured Party may now or hereafter know about Company or any of its
Affiliates, regardless of whether Administrative Agent or any other Secured
Party has reason to believe that any such facts materially increase the risk beyond that which Pledgor intends to assume, or have reason to believe that such facts are unknown to Pledgor, or have a reasonable opportunity to communicate such facts to Pledgor; (q) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Credit Documents; and (r) any defense based upon any borrowing or grant of a security interest under Section
364 of the Federal Bankruptcy Code.

          8.1.5 Foreclosure Waiver. To the extent permitted by Legal
Requirements, Pledgor waives the posting of any bond otherwise required of
Administrative Agent in connection with any judicial process or proceeding to obtain possession of, replevy, attach, or levy upon the Collateral, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of Administrative Agent, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Agreement or any other agreement or document between Pledgor,
Administrative Agent and the other Secured Parties. Pledgor further agrees that upon the occurrence and during the continuation of an Event of Default,
Administrative Agent may elect to non-judicially or judicially foreclose against any real or personal property security it holds for the Obligations or any part thereof, or to exercise any other remedy against Company or any other Person, any security or any guarantor, even if the effect of that action is to deprive
Pledgor of the right to collect reimbursement from Company or any other Person for any sums paid by Pledgor to Administrative Agent or any Lender.

          8.1.6 Waiver of Rights of Subrogation. Until the indefeasible payment in full in cash of the Obligations, (a) Pledgor shall not exercise any right of subrogation and shall not enforce any remedy which the Secured Parties now have or may hereafter have against Company, and waives the benefit of, and all rights to participate in, any security now or hereafter held by Administrative Agent or any other Secured Party from Company and (b) Pledgor agrees not to exercise any claim, right or remedy which Pledgor may now have or hereafter acquire against
Company that arises hereunder and/or from the performance by Pledgor hereunder, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Secured Parties against Company, or any security which the
Secured Parties now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. Any amount paid to Pledgor on account of any such subrogation rights prior to the

                                       14

indefeasible payment in full in cash of the Obligation shall be held in trust for the benefit of Administrative Agent and shall immediately thereafter be paid to Administrative Agent, for the benefit of the Secured Parties.

     8.2 Company's Consent and Covenant. Company hereby consents to the assignment of and grant of a security interest in the Collateral to
Administrative Agent (for the benefit of the Secured Parties) and to the exercise by Administrative Agent of all rights and powers assigned or delegated to Administrative Agent by Pledgor hereunder, including the rights upon and during an Event of Default to exercise Pledgor's voting rights and other rights to manage or control Company, all in accordance with the Credit Documents.

     8.3 Attorney-in-Fact. Pledgor hereby constitutes and appoints
Administrative Agent, acting for and on behalf of itself and the other Secured
Parties and each successor or permitted assign of Administrative Agent and the other Secured Parties, the true and lawful attorney-in-fact of Pledgor, with full power and authority in the place and stead of Pledgor and in the name of
Pledgor, Administrative Agent or otherwise to enforce all rights, interests and remedies of Pledgor with respect to the Collateral or enforce all rights, interests and remedies of Administrative Agent under this Agreement (including the rights set forth in Section 7.1); provided, however, that Administrative
Agent shall not exercise any of the aforementioned rights unless an Event of
Default has occurred and is continuing and has not been waived or cured in accordance with the Credit Documents. This power of attorney is a power coupled with an interest and shall be irrevocable; provided, however, that nothing in this Agreement shall prevent Pledgor from, prior to the exercise by
Administrative Agent of any of the aforementioned rights, undertaking Pledgor's operations in the ordinary course of business in accordance with the Collateral and the Credit Documents.

     8.4 Perfection; Further Assurances.

          8.4.1 Perfection. Pledgor agrees that from time to time, at the expense of Company and Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Administrative Agent may reasonably request, in order to perfect, to ensure the continued perfection of, and to protect the assignment and security interest granted or intended to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor shall (a) deliver the Collateral or any part thereof to
Administrative Agent, as Administrative Agent may request, accompanied by such duly executed instruments of transfer or assignment as Administrative Agent may request, and (b) authorize, execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable or as Administrative Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

          8.4.2 Filing of Financing and Continuation Statements. Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect

                                       15

the security interest granted to Administrative Agent, for the benefit of the
Secured Parties, herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the
Collateral granted to Administrative Agent herein.

          8.4.3 Information Concerning Collateral. Pledgor shall, promptly upon request, provide to Administrative Agent all information and evidence it may reasonably request concerning the Collateral to enable Administrative Agent to enforce the provisions of this Agreement.

     8.5 Payment of Taxes. Pledgor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies (other than those taxes, assessments or charges that it is contesting in good faith and by appropriate proceedings, and in respect of which it has established adequate reserves for such taxes) now or hereafter assessed or levied against the
Collateral pledged by it hereunder and shall retain copies of, and, upon request, permit Administrative Agent or any Lender to examine receipts showing payment of any of the foregoing.

     8.6 Place of Business; Location of Records. Unless Administrative Agent is
otherwise notified under Section 6, the chief executive office of Pledgor is, and all records of Pledgor concerning the Collateral are and will be, located at the address set forth in Section 8.13.

     8.7 Continuing Assignment and Security Interest; Transfer of Notes. This
Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash and performance in full of the
Obligations (other than the Obligations that are intended to survive the termination of the Credit Agreement) and as otherwise provided in Section 8.16;
(b) be binding upon Company, Pledgor, and their respective successors and assigns; and (c) inure, together with the rights and remedies of Administrative
Agent, to the benefit of Administrative Agent, the Secured Parties and their respective successors and permitted assigns. Without limiting the generality of the foregoing clause (c), Administrative Agent or any of the Secured Parties may
assign or otherwise transfer the Notes or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with
Article 9 of the Credit Agreement, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Secured Parties herein or otherwise. The release of the security interest in any of the Collateral, the taking or acceptance of additional security, or the resort by Administrative Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby.

     8.8 Termination of Security Interest. Upon the payment in full in cash and performance in full of all Obligations (other than the obligations that are intended to survive the termination of the Credit Documents), this Agreement and the security interest and all other rights granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination,
Administrative Agent will return all certificates previously delivered to

                                       16

Administrative Agent representing the Pledged Equity Interests and, at Pledgor's expense and upon its written direction, execute and, subject to Section 8.16, deliver to Pledgor such documents (including UCC-3 termination statements) as
Company or Pledgor shall reasonably request to evidence such termination, to release all security interest on the Collateral and to return such Collateral to
Pledgor. If this Agreement shall be terminated or revoked by operation of law,
Pledgor shall indemnify and save Administrative Agent and the other Secured
Parties harmless from any loss which may be suffered or incurred by
Administrative Agent and the other Secured Parties in acting hereunder prior to the receipt by Administrative Agent, its successors, transferees, or assigns of notice of such termination or revocation.

     8.9 Security Interest Absolute. All rights of Administrative Agent and the other Secured Parties and the security interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of: (a)
any lack of validity or enforceability of the Credit Agreement, any other Credit
Document or any other agreement or instrument relating thereto; (b) the exercise by any Secured Party of any remedy, power or privilege contained in any Credit
Document or available at law, equity or otherwise; (c) the failure of any
Secured Party (i) to assert any claim or demand or to enforce any right or remedy against Company, any Affiliate of Company or any other Person under the provisions of the Credit Agreement, any Note, any other Credit Document or otherwise or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Obligations; (d) any change in the time, manner or place of payment of, or in any other term of the Obligations
(including any increase in the amount thereof), or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Credit
Document; (e) any action by Administrative Agent to take and hold security or collateral for the payment of the Obligations, or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Administrative Agent has been granted a Lien, to secure any indebtedness to Administrative Agent of Pledgor, Company, any of its Affiliates
or any other Person party to a Credit Document; (f) any reduction, limitation, impairment or termination of any of the Obligations for any reason other than the written agreement of the Secured Parties to terminate the Obligations in full, but including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to, and Pledgor hereby waives any right to or claim of, any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation of Company, any Affiliate of Company or otherwise; (g)
any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, or any other Credit Document; (h) any exchange, surrender, release or non-perfection of any Collateral, or any release, amendment or waiver or addition of or consent to departure from any other security interest held by any Secured Party; (i) the application by Administrative Agent of any sums by whomever paid or however realized to any amounts owing by Pledgor, Company or any other Loan Party to
Administrative Agent in such manner as Administrative Agent shall determine in its discretion; (j) any bankruptcy or insolvency of Company, Pledgor or any other Person; or (k) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or any third party pledgor
(other than the defense of payment).

     8.10 Limitation on Duty of Administrative Agent with Respect to the
Collateral. The powers conferred on Administrative Agent hereunder are solely to protect its interest and the

                                       17

interests of the other Secured Parties in the Collateral and shall not impose any duty on Administrative Agent or any of its designated agents to exercise any such powers. Except for (a) the safe custody of any Collateral in its possession, (b) the accounting for monies actually received by it hereunder and
(c) any duty expressly imposed on Administrative Agent by applicable Legal
Requirements with respect to any Collateral that has not been waived hereunder,
Administrative Agent shall have no duty with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against
Administrative Agent. Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which Administrative Agent accords its own property, it being expressly agreed, to the maximum extent permitted by applicable Legal
Requirements, that Administrative Agent shall have no responsibility for (i)
taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (ii) taking any action to protect against any diminution in value of the Collateral, but, in each case, Administrative Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

     8.11 Liability. Recourse against Company, Pledgor, their respective
Affiliates and the other Nonrecourse Persons under this Agreement shall be limited to the extent provided in Article 8 of the Credit Agreement.

     8.12 Amendments; Waivers; Consents. This Agreement may not be amended, amended and restated, supplemented or otherwise modified, except in a writing signed by each of the parties hereto and otherwise in accordance with the provisions of Section 9.9 of the Credit Agreement.

     8.13 Notices. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to Administrative Agent:   Beal Bank, S.S.B.
                              6000 Legacy Dr., 4E
                              Plano, Texas 75024
                              Attn: William T. Saurenmann
                              Telephone No.: (469) 467-5510
                              Telecopy No.: (469) 241-9568
                              E-mail: bsaurenmann@bealbank.com

with a copy to:               CSG Investments, Inc.
                              6000 Legacy Dr., 4W
                              Plano, Texas 75024
                              Attn: Steve Harvey
                              Tel: (469) 467-5652
                              Fax: (469) 241-9567
                              E-mail: sharvey@csginvestments.com

                                       18

If to Company:   [INSERT NAME OF COMPANY]
                 980 Greg Street
                 Sparks, NV 89431
                 Attn: President
                 Telephone No.: (775) 356-9029
                 Telecopy No.: (775) 356-9039
                 E-mail: dbronicki@ormat.com

If to Pledgor:   [INSERT NAME OF PLEDGOR]
                 980 Greg Street
                 Sparks, NV 89431
                 Attn: President
                 Telephone No.: (775) 356-9029
                 Telecopy No.: (775) 356-9039
                 E-mail: dbronicki@ormat.com

     All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including
Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile or (e) if sent via other electronic means (including electronic mail). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that (i) if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender, and (ii) with respect to any notice given via facsimile or other electronic means, the sender of such message shall promptly provide the addressee with an original copy of such notice by any of the means specified in clause (a), (b) or (c) above. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 5 Banking Days'
notice to the other parties in the manner set forth above.

     8.14 Delivery of Collateral; Proxy. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Administrative Agent. Administrative Agent shall have the right, at any time in its discretion and without prior notice to
Pledgor, following the occurrence and during the continuation of an Event of
Default, to transfer to or to register in the name of Administrative Agent or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations; provided, however, that once such Event of Default has been cured or waived, Administrative Agent will promptly transfer to or register in the name or cause

                                       19

its nominees to transfer to or register in the name of Pledgor all such
Collateral. In furtherance of the foregoing, Pledgor shall further execute and deliver to Administrative Agent a proxy in the form attached hereto as Exhibit A and, if any ownership interest shall be evidenced by certificates or documents, an irrevocable power in the form of Exhibit B with respect to the ownership interests of Company owned by Pledgor.

     8.15 Governing Law. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the
Collateral, shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection or priority of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     8.16 Reinstatement. This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment pursuant to this Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization, liquidation of
Pledgor, Company or any other Person party to a Credit Document or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor, Company or any other Person party to a Credit
Document or any substantial part of Pledgor's, any Company's or any other such
Person's assets, or otherwise, all as though such payments had not been made, and Company shall pay Administrative Agent on demand all reasonable costs and expenses (including reasonable fees of counsel) incurred by Administrative Agent in connection with such rescission or restoration.

     8.17 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     8.18 Survival of Provisions. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Credit Documents and the making of the Loans and extensions of credit thereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Pledgor set forth herein shall terminate at the same time as the security interest and other rights granted hereunder shall terminate pursuant to Section 8.8.

     8.19 Headings Descriptive. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     8.20 Entire Agreement. This Agreement, together with each other Credit
Document, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

                                       20

     8.21 Time. Time is of the essence of this Agreement.

     8.22 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. NO CREDIT DOCUMENT TO WHICH BEAL BANK, S.S.B. IS A PARTY SHALL BE
EFFECTIVE UNLESS TWO OFFICERS OF BEAL BANK, S.S.B. SHALL HAVE EXECUTED SUCH
CREDIT DOCUMENT.

     8.23 Limitation of Liability. No claim shall be made by Pledgor or Company against Administrative Agent or the Secured Parties or any of their Affiliates, directors, employees, attorneys or agents for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct
(whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Credit Documents or any act or omission or event occurring in connection therewith; and Pledgor and
Company hereby waive, release and agree not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in their favor.

     8.24 Submission to Jurisdiction. Administrative Agent, Company and Pledgor
agree that any legal action or proceeding by or against Pledgor or Company or with respect to or arising out of this Agreement or any other Credit Document may be brought in or removed to the courts of the State of New York, in and for the Borough of Manhattan, or of the United States of America for the Southern
District of New York, as Administrative Agent may elect. By execution and delivery of this Agreement, Administrative Agent, Company and Pledgor accept, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Administrative Agent,
Company and Pledgor irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Administrative Agent,
Company and Pledgor hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens. Nothing herein shall affect the right of Administrative Agent to bring legal action or proceedings in any other competent jurisdiction.

     8.25 WAIVER OF JURY TRIAL. PLEDGOR, COMPANY AND ADMINISTRATIVE AGENT HEREBY
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION
BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM
RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP AMONG
PLEDGOR, COMPANY AND ADMINISTRATIVE AGENT THAT IS BEING ESTABLISHED. PLEDGOR,
COMPANY AND ADMINISTRATIVE AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL
INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED
ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE

                                       21

TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR, COMPANY AND
ADMINISTRATIVE AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS
WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES
ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     8.26 Knowledge and Attribution. Reference in this Agreement to the
"knowledge," "best knowledge" or facts and circumstances "known to" Pledgor, and all like references, means facts or circumstances of which a Responsible Officer of Pledgor has actual knowledge (after due inquiry).

     8.27 Rights of Administrative Agent. Administrative Agent shall be entitled to the rights, protections, immunities and indemnities set forth in the Credit
Agreement as if specifically set forth herein.

     8.28 Consent and Acknowledgement. Pledgor hereby acknowledges receiving copies of the Credit Agreement, the Depository Agreement and the other Credit
Documents and consents to the terms and provisions of each.

     8.29 Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or give to any
Person, other than Pledgor, Company, Administrative Agent and the other Secured
Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Agreement and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Pledgor, Company, Administrative Agent and the other Secured Parties.

     8.30 Waiver of Transfer Restrictions. Notwithstanding anything to the contrary contained in that certain [INSERT DESCRIPTION OF GOVERNING DOCUMENT]
(the "Governing Agreement"), Pledgor hereby waives any requirement contained in the Governing Agreement that it consent to a transfer of a [MEMBERSHIP INTEREST]
[PARTNERSHIP INTEREST] [SHARE] in Company in connection with a foreclosure on such [MEMBERSHIP INTEREST] [PARTNERSHIP INTEREST] [SHARE] under the Credit
Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       22

     IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                        [INSERT NAME OF PLEDGOR],

                                        a                                      ,
                                          -------------------------------------
                                        as Pledgor

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        [INSERT NAME OF COMPANY],

                                        a                                      ,
                                          -------------------------------------
                                        as Company

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        BEAL BANK, S.S.B.,
                                        as Administrative Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       S-1

                         [_________'s Pledge Agreement]

                                    EXHIBIT A
                                IRREVOCABLE PROXY

     The undersigned hereby appoints Beal Bank, S.S.B., not in its individual capacity but solely as "Administrative Agent" under the Credit Agreement (the
"Administrative Agent"), as Proxy with full power of substitution, and hereby authorizes Administrative Agent to represent and vote all of the [MEMBERSHIP
INTERESTS] [PARTNERSHIP INTERESTS] [SHARES] OF [INSERT NAME OF COMPANY), a
[______________], owned by the undersigned on the date of exercise hereof during the continuance of an Event of Default under, and as defined in, the Pledge and
Security Agreement, dated as of December ____, 2003, among [INSERT NAME
OF PLEDGOR], [INSERT NAME OF COMPANY] and Administrative Agent at any meeting or at any other time chosen by Administrative Agent in its sole discretion.

Date:                                   [INSERT NAME OF PLEDGOR]
      --------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       A-1

                                    EXHIBIT B
                               TRANSFER DOCUMENT

     FOR VALUE RECEIVED, [INSERT NAME OF PLEDG0R] hereby sells, assigns and transfers unto ______________________ all of its ownership interests in [INSERT
NAME OF COMPANY], a [__________________] standing in its name on the books of
[INSERT NAME OF COMPANY], a [__________________], represented by the following certificate(s): ________________, and irrevocably appoints ____________________
as attorney to transfer the ownership interests with full power of substitution in the premises.

Date:                                             [INSERT NAME OF PLEDGOR]
      -------------------

                                                  By:
                                                      --------------------------
                                                      Name:
                                                            --------------------
                                                      Title:
                                                            --------------------

In the presence of:

-------------------------

                                       B-1

                                   SCHEDULE I
                    DESCRIPTION OF PLEDGED EQUITY INTERESTS

--------------------------------------------------------------------------------
CERTIFICATE NO.                            DESCRIPTION:
--------------------------------------------------------------------------------

[__________]      [_______%] of the [PARTNERSHIP INTERESTS] [EQUITY INTERESTS]
                  [SHARES] of [INSERT NAME OF COMPANY]
--------------------------------------------------------------------------------

                                       I-1

                                                                     Exhibit D-4
                                                         to the Credit Agreement

                               SUBORDINATION TERMS

1.   General: Payment of the Subordinated Costs of OrCal Geothermal Inc., a
     corporation organized and existing under the laws of the State of Delaware
     ("Borrower") to the issuer of the DSR Letter of Credit (the "Junior
     Claimant") shall be junior, subordinate and subject in right of payment in accordance with the terms hereof to the prior payment in full in cash of all of the Senior Claims. The Junior Claimant agrees that it will not ask, demand, sue for, take or receive from Borrower or any of its subsidiaries by set-off or in any other manner, or (subject to the last sentence of this paragraph) retain payment (in whole or in part) of, any of the Subordinated
     Costs or any security therefor. Borrower agrees that (subject to the last sentence of this paragraph) it will not make, nor permit to be made, any payment of any kind on account of, or provide any additional security or guarantee for, the Subordinated Costs (whether on behalf of Borrower or otherwise). Junior Claimant directs Borrower to make, and Borrower agrees to make, the payment of the Senior Claims in full in cash prior to the payment of the Subordinated Costs. Notwithstanding the foregoing, Borrower may pay to Junior Claimant Subordinated Costs due to Junior Claimant with funds available for distribution by Borrower pursuant to Waterfall Level 8 or Section 3.6.2(b) of the Depositary Agreement, in each case in accordance with the Depositary Agreement.

2.   Definitions: The following terms have the following meanings:

     "Credit Agreement" means that certain Credit Agreement, dated as of
     December 18, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time), among Borrower, the financial institutions from time to time parties thereto (collectively, the "Banks"), and Beal Bank, S.S.B., as administrative agent (in such capacity,
     "Administrative Agent").

     "Obligations" means and includes all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower or any Affiliate thereof to Administrative Agent or any Bank of every kind and description
     (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Credit Agreement or any of the other documents entered into in connection therewith, including all interest, reasonable fees, reasonable charges, reasonable expenses, reasonable attorneys' fees and consultant fees chargeable to Borrower or any Affiliate thereof and payable by
     Borrower or any Affiliate thereof hereunder or thereunder.

     "Proceeding" means any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Borrower or any subsidiary thereof or its property,
     (b) proceeding for any liquidation, dissolution or other winding-up of
     Borrower or any subsidiary thereof, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) general assignment for the benefit of creditors of Borrower or any subsidiary thereof, or (d)
     other marshaling of the assets of

                                        1

     Borrower or any subsidiary thereof.

     "Senior Claimants" means the Banks and Administrative Agent.

     "Senior Claims" means (a) the principal of, and premium, if any, and interest on the Loans under the Credit Agreement (including any interest accruing thereon at the legal rate after the commencement of any Proceeding and any additional interest that would have accrued thereon but for the commencement of such Proceeding); and (b) all other Obligations owing to any Senior Claimant.

     "Subordinated Costs" means and includes all reimbursement obligations, loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Junior Claimant of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the
     DSR Letter of Credit and related agreements, including all interest, fees, charges, expenses, attorneys' fees and consultant fees chargeable to
     Borrower and payable by Borrower thereunder.

     "Subordination Period" means the period of time commencing on December 18,
     2003 and ending on the date on which all Senior Claims shall have been indefeasibly paid in full in cash.

3.   Payment Upon Dissolution, Etc.: In the event of (a) any insolvency or bankruptcy case or proceeding in connection therewith, relative to Borrower or to its creditors as such, or to its assets, (b) any liquidation, dissolution or other winding up of Borrower, whether partial or complete and whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower, then
     (without limiting any of the subordination provisions set forth herein) the
     Senior Claimants shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Claims before the Junior Claimant shall be entitled to receive any payment on account of the Subordinated Costs.

4.   Payments in Error: Should any payment on account of, or any collateral for any part of, the Subordinated Costs be received by Junior Claimant in violation of the terms hereof, such payment or collateral shall be delivered by Junior Claimant forthwith to Administrative Agent, on behalf of the Senior Claimants, for deposit into the Revenue Account referred to in the Credit Agreement, in the case of any such payment, or to secure the
     Senior Claims, in the case of any such collateral, in each case in the form received. Administrative Agent shall be irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by Junior
     Claimant in trust for the Senior Claimants and shall not be commingled with other funds or property of Junior Claimant.

5.   Proceeding Against Borrower; No Collateral; No Action: During the
     Subordination Period, but subject to paragraph 6, Junior Claimant shall not commence or voluntarily permit Borrower or any of its subsidiaries to commence or, unless the holders of the Senior Claims

                                       2

     shall also join therein, join with any other creditor or creditors of
     Borrower or any of its subsidiaries in commencing any Proceeding against
     Borrower or any of its subsidiaries. At any general meeting of creditors of
     Borrower or any of its subsidiaries during the Subordination Period, or in the event of any Proceeding during the Subordination Period,
     Administrative Agent, on behalf of the Senior Claimants, shall be irrevocably authorized at any such meeting or in any such Proceeding:

               (a) to enforce claims comprising the Subordinated Costs in the name of Junior Claimant, by proof of debt, proof of claim, suit or otherwise;

               (b) to collect any assets of Borrower or any of its subsidiaries distributed, dividend or applied by way of dividend or payment as a result of a Proceeding, or securities issued, on account of the
               Subordinated Costs as a result thereof and apply the same, or the proceeds of any realization upon the same that the Senior
               Claimants in their discretion elect to effect, to the payment of
               Senior Claims until all Senior Claims shall have been paid in full (the Senior Claimants hereby agreeing to render any surplus to Junior Claimant (in satisfaction of the Subordinated Costs) or as a court of competent jurisdiction may direct); and

               (c) other than voting claims comprising or arising out of the
               Subordinated Costs in any Proceeding (including the right to vote to accept or reject any plan of partial or complete liquidation or reorganization), to take generally any action in connection with any such meeting or Proceeding which Junior Claimant might otherwise have the right to take in respect of the Subordinated
               Costs and claims relating thereto.

6.   Authorizations to Senior Claimants: After the commencement of any
     Proceeding referred to above, Junior Claimant shall be entitled inquire of
     Administrative Agent in writing whether Administrative Agent, on behalf of
     Senior Claimants, intends to exercise the foregoing rights with respect to the Subordinated Costs. Should Administrative Agent fail, within a reasonable time after receipt of such inquiry (but in any event no earlier than 15 business days following any such inquiry), either to file a proof of claim with respect to the Subordinated Costs and to furnish a copy thereof to Junior Claimant, or to inform Junior Claimant in writing that the Senior Claimants intend to exercise their rights to assert the
     Subordinated Costs in the manner hereinabove provided, Junior Claimant shall be entitled, but shall not be required to, proceed to file a proof of claim with respect to the Subordinated Costs and take such further steps with respect thereto, not inconsistent with the terms hereof, as Junior
     Claimant shall reasonably deem proper.

7.   Notice: Any communications between the parties shall utilize the following addresses:

                                       3

If to Administrative Agent   Beal Bank, S.S.B.
or Senior Claimants:         6000 Legacy Dr., 4E
                             Plano, Texas 75024
                             Attn: William T. Saurenmann
                             Tel: (469) 467-5510
                             Fax: (469) 241-9568
                             E-mail: bsaurenmann@bealbank.com

with a copy to:              CSG Investments, Inc.
                             6000 Legacy Dr., 4W
                             Plano, Texas 75024
                             Attn: Steve Harvey
                             Tel: (469) 467-5652
                             Fax: (469) 241-9567
                             E-mail: sharvey@csginvestments.com

If to Borrower:              OrCal Geothermal Inc.
                             980 Greg Street
                             Sparks, Nevada 89431-6039
                             Attn: President
                             Tel: (775) 356-9029
                             Fax: (775)356-9039
                             E-mail: dbronicki@ormat.com

All notices or other communications required or permitted to be given under the relevant agreement shall be in writing and shall be considered as properly given
(a) if delivered in person, (b) if sent by overnight delivery service (including
Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile or (e) if sent via other electronic means (including electronic mail). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a business day and, if not, on the next following business day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following business day; provided, however, that (i) if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender, and (ii) with respect to any notice given via facsimile or other electronic means, the sender of such message shall promptly provide the addressee with an original copy of such notice by any of the means specified in clause (a), (b) or (c) above. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 5 business days' notice to the other parties in the manner set forth above

                                       4

8.   No Waiver; Modification to Senior Debt: Administrative Agent and the Senior
     Claimants shall be authorized to demand specific performance of the terms hereof, whether or not Borrower shall have complied with the provisions hereof applicable to it, at any time when Junior Claimant shall have failed to comply with any provision hereof applicable to it. Junior Claimant shall irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Senior Claimants. Junior
     Claimant shall further waive presentment, notice and protest in connection with all negotiable instruments evidencing Senior Claims or Subordinated
     Costs to which Junior Claimant may be a party, notice of the acceptance thereof by the Senior Claimants, notice of any loan made, extension granted or other action taken in reliance hereon, and all demands and notices of every kind in connection herewith, Senior Claims or time of payment of
     Senior Claims or Subordinated Costs (other than notices expressly required hereby). Junior Claimant shall assent to any renewal, extension or postponement of the time of payment of Senior Claims or any other indulgence with respect thereto, to any increase in the amount of Senior
     Claims, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon and assents to the provisions of any instrument, security or other writing evidencing Senior Claims.

9.   Subrogation: Subject to and from and after the expiration of the
     Subordination Period, Junior Claimant shall be subrogated to the rights of the Senior Claimants to receive payments or distributions of cash, property or securities of Borrower applicable to the Senior Claims until all amounts owing on the Subordinated Costs shall be paid in full, it being understood that the provisions hereof are intended solely for the purpose of defining the relative rights of Junior Claimant and the Senior Claimants; provided that such rights of subrogation shall be nonexclusive, and shall be shared with any other subordinated creditor of Borrower which has entered into an agreement with the Administrative Agent providing similar rights of subrogation.

10.  Benefit of Subordination Provisions: Nothing contained in these subordination provisions is intended to or shall impair, as between
     Borrower, its creditors other than the Senior Claimants and Junior
     Claimant, the obligation of Borrower, which is absolute and unconditional, to pay to Junior Claimant the principal of and the premium, if any, and the interest on the Subordinated Costs as and when the same shall become due and payable in accordance with, and subject to, the terms hereof and the
     DSR Letter of Credit, or to affect the relative rights of Junior Claimant and creditors of Borrower other than the Senior Claimants.

11.  Further Assurances: Borrower and Junior Claimant shall execute and deliver to the Senior Claimants such further instruments and shall take such further action as the Senior Claimants may at any time or times reasonably request in order to carry out the provisions and intent hereof. To this end, Junior Claimant (a) shall irrevocably authorize and empower (without imposing any obligation on) the Senior Claimants and any agent thereof to demand, sue for, collect and receive all payments and distributions on or in respect of its Subordinated Costs which are required to be paid or delivered to the Senior Claimants, as provided herein, and to

                                       5

     file and prove all claims therefor and take all such other action, in the name of Junior Claimant or otherwise, as the Senior Claimants reasonably may determine to be necessary or appropriate for the enforcement of these subordination provisions, all in such manner as the Senior Claimants or
     Administrative Agent reasonably shall instruct, (b) in connection with any
     Proceeding, shall irrevocably authorize and empower (without imposing any obligation on) the Senior Claimants and Administrative Agent to vote the
     Subordinated Costs in such manner as the Senior Claimants or Administrative
     Agent shall instruct and (c) shall agree to execute and deliver to the
     Senior Claimants or Administrative Agent all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action, as reasonably may be requested by Senior Claimants in order to enable the Senior Claimants to enforce all claims upon or in respect of the Subordinated Costs in accordance herewith.

12.  Amendment: These subordination provisions shall not be amended, modified or supplemented, except in a writing signed by each of the parties.

13.  Beneficiaries: Nothing in these subordination provisions, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and the Senior Claimants, any legal or equitable right, remedy or claim hereunder, or under any covenants and provisions hereof, each such covenant and provision being for the sole benefit of the parties hereto and the Senior Claimants. The rights granted to the Senior Claimants in these subordination provisions are solely for their protection and nothing contained in these subordination provisions shall impose on the
     Senior Claimants any duties with respect to any property of Borrower, any of its subsidiaries or Junior Claimant received hereunder. Except as expressly required by applicable law, the Senior Claimants shall have no duty to preserve rights against prior parties in any property of any kind received hereunder.

14.  Documentation: Junior Claimant and Borrower shall agree to become bound by these subordination provisions pursuant to an agreement which is reasonably satisfactory to Administrative Agent.

15.  Bankruptcy: These subordination provisions shall remain in full force and effect as between Junior Claimant and Senior Claimant notwithstanding the occurrence of any Proceeding affecting Borrower or any of its subsidiaries.

16.  Representations and Warranties: Junior Claimant, shall represent and warrant to and in favor of Administrative Agent and the Banks, as of the date of the incurrence of the Subordinated Costs, that these subordination provisions constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles
     (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                       6

                                                                     EXHIBIT D-5
                                                             to Credit Agreement

================================================================================

                                     FORM OF
                               SUBSIDIARY GUARANTY

                                       by

                           [INSERT NAME OF GUARANTOR],
                              a[__________________]
                                   (Guarantor)

                                   in favor of

                                BEAL BANK, S.S.B.
                             (Administrative Agent)

                        DATED AS OF________ _______, _____

================================================================================

                                                                            PAGE
                                                                            ----

                                        i

                                       ii

          This SUBSIDIARY GUARANTY, dated as of _____________, ______(as amended, amended and restated, supplemented or otherwise modified from time to time, this "Guaranty"), is entered into by [INSERT NAME OF GUARANTOR], a
[______________] [ORGANIZED] [FORMED] and existing under the laws of the State of [___________] ("Guarantor") in favor of BEAL BANK, S.S.B., in its capacity as administrative agent (in such capacity, "Administrative Agent") for each of the
Secured Parties.

                                    RECITALS

          A. OrCal Geothermal Inc., a corporation organized and existing under the laws of the State of Delaware ("Borrower"), directly or indirectly, [INTENDS
TO ACQUIRE] [HAS ACQUIRED] (the "Acquisition") ownership interests in certain
Persons which directly or indirectly lease, own, operate and use certain geothermal power plants and geothermal fluid facilities located in the State of
California, known as the Heber Project, the Mammoth Lakes Project and the SIGC
Project (the "Projects").

          B. In order to partially finance the Acquisition, Borrower has entered into that certain Credit Agreement, dated as of December 18, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among Borrower, the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto, pursuant to which, among other things, the Banks have [MADE] [EXTENDED COMMITMENTS TO MAKE] loans to, and for the benefit of,
Borrower.

          C. Guarantor is a wholly-owned [DIRECT] [INDIRECT] subsidiary of
Borrower, and Guarantor [HAS AND] will receive substantial economic benefits from the making of such loans to Borrower.

          D. Guarantor has agreed to, among other things, guarantee payment in full in cash and performance in full of the Obligations.

          E. [IT IS A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THE CREDIT
AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE MAKING OF THE ADVANCES OF
CREDIT CONTEMPLATED THEREBY, THAT GUARANTOR SHALL HAVE EXECUTED THIS GUARANTY.]
[IT IS A REQUIREMENT UNDER THE CREDIT AGREEMENT THAT GUARANTOR EXECUTE AND
DELIVER THIS GUARANTY.]

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the promises contained herein, and to induce the Banks to enter into the Credit Agreement and to make the loans to
Borrower contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Administrative Agent (for the benefit of the Secured Parties) as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          1.1 Defined Terms. The following terms (whether or not underscored)
when used in this Guaranty, including its preamble and recitals, shall have the following meanings:

          "Acquisition" has the meaning given in the recitals to this Guaranty.

          "Administrative Agent" has the meaning given in the preamble to this
Guaranty.

          "Banks" has the meaning given in the recitals to this Guaranty.

          "Borrower" has the meaning given in the recitals to this Guaranty.

          "Credit Agreement" has the meaning given in the recitals to this
Guaranty.

          "Guaranteed Obligations" has the meaning given in Section 2.1(a).

          "Guarantor" has the meaning given in the preamble to this Guaranty.

          "Guaranty" has the meaning given in the preamble to this Guaranty.

          "Obligations" means and includes all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower, Guarantor or any Affiliate thereof to Administrative Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Credit Agreement or any of the other Credit Documents (including this
Guaranty), including all interest, reasonable fees, reasonable charges, reasonable expenses, reasonable attorneys' fees and consultant fees chargeable to Borrower, Guarantor or any Affiliate thereof and payable by Borrower,
Guarantor or any Affiliate thereof hereunder or thereunder

          "Project Participants" means Sponsor, each Guarantor and each
Non-Guarantor.

          "Projects" has the meaning given in the recitals to this Guaranty.

          1.2 General Definitions. Unless otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Guaranty, including its preamble and recitals, have the meanings provided in Exhibit A to the Credit
Agreement.

          1.3 Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in Exhibit A to the Credit Agreement shall apply to this Guaranty, including its preamble and recitals.

                                       2

                                   ARTICLE II.
                                    GUARANTY

          2.1 Guaranty.

               (a) Guarantor, as primary obligor and not merely as surety, hereby unconditionally and irrevocably guarantees to Administrative Agent (for the benefit of the Secured Parties) the prompt payment in full in cash and the prompt performance in full of the Obligations (collectively, the "Guaranteed
Obligations").

               (b) Guarantor agrees that if for any reason Borrower or any
Project Participant shall fail to pay or perform, as the case may be, when due any of the Guaranteed Obligations, Guarantor shall promptly pay or perform, as the case may be, the same forthwith on the date such payment or performance of such Guaranteed Obligation is due or required, without regard to any exercise or non-exercise by Guarantor, Borrower, any Affiliate of Borrower, Administrative
Agent or any other Secured Party of any right, remedy, power or privilege under or in respect of the Credit Agreement or the other Credit Documents, and that in the case of any extension of time of the payment, performance or renewal of any of the Guaranteed Obligations, the same will be promptly paid or performed, as the case may be, in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

               (c) Without limiting the foregoing, Guarantor acknowledges and agrees that, upon the occurrence and during the continuance of an Event of
Default as set forth in Section 3.2, at the election of the Majority Banks, all of the Guaranteed Obligations shall immediately become due and payable.

          2.2 Obligations Absolute and Unconditional.

               (a) The obligations of Guarantor hereunder are primary
obligations of Guarantor and are an absolute, unconditional, continuing and irrevocable guaranty of payment and performance of the Guaranteed Obligations and the other obligations of Guarantor hereunder and not of collectibility, and are in no way conditioned on or contingent upon any attempt to enforce in whole or in part Borrower's, any Project Participant's or any of Borrower's
Affiliates' liabilities and obligations to the Secured Parties. Each failure by
Guarantor to pay or perform, as the case may be, a Guaranteed Obligation or any other obligation hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

               (b) The Secured Parties may, at any time and from time to time
(whether or not after revocation or termination of this Guaranty) without the consent of or notice to Guarantor, except such notice as may be required by the
Credit Documents or applicable law which cannot be waived, without incurring responsibility to Guarantor, without impairing or releasing the obligations of
Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                    (i) change the manner, place and terms of payment or
     performance of, or renew or alter, any Guaranteed Obligation or any obligations and liabilities

                                       3

     (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or in any manner modify, amend or supplement the terms of the Credit Documents or any documents, instruments or agreements executed in connection therewith, in each case with the consent of
     Borrower, the Project Participants and Guarantor (in each case, as and to the extent required by the applicable Credit Document), and the agreements and guarantees herein made shall apply to the Guaranteed Obligations or such other obligations as changed, extended, renewed, modified, amended, supplemented or altered in any manner;

                    (ii) exercise or refrain from exercising any rights against
     Borrower, any Project Participant, or others (including Guarantor) or otherwise act or refrain from acting;

                    (iii) add or release any other guarantor from its
     obligations without affecting or impairing the obligations of Guarantor hereunder;

                    (iv) settle or compromise any Guaranteed Obligations or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment or performance of all or any part thereof to the payment or performance of any obligations and liabilities which may be due to the
     Secured Parties or others;

                    (v) sell, exchange, release, surrender, realize upon or
     otherwise deal with in any manner or in any order any property by whomsoever pledged or mortgaged to secure or securing the Guaranteed
     Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst;

                    (vi) apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of Borrower or any Project Participant to the Secured Parties under the Credit Documents in the manner provided therein regardless of what obligations and liabilities remain unpaid, except that sums paid by Guarantor hereunder shall be deemed to have been paid in respect of the applicable obligation of Guarantor hereunder;

                    (vii) consent to or waive any breach of, or any act,
     omission or default under, the Credit Documents or otherwise amend, modify or supplement (with the consent of Guarantor, Borrower and the Project
     Participants, as and to the extent required by the Credit Documents) the
     Credit Documents or any of such other instruments or agreements; and/or

                    (viii) act or fail to act in any manner referred to in this
     Guaranty which may deprive Guarantor of its right to subrogation against
     Borrower or any Project Participant to recover full indemnity for any payments or performances made pursuant to this Guaranty or of its right of contribution against any other party.

               (c) No invalidity, irregularity or unenforceability of the
Guaranteed Obligations or invalidity, irregularity, unenforceability or non-perfection of any collateral

                                       4

     (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or in any manner modify, amend or supplement the terms of the Credit Documents or any documents, instruments or agreements executed in connection therewith, in each case with the consent of
     Borrower, the Project Participants and Guarantor (in each case, as and to the extent required by the applicable Credit Document), and the agreements and guarantees herein made shall apply to the Guaranteed Obligations or such other obligations as changed, extended, renewed, modified, amended, supplemented or altered in any manner;

                    (ii) exercise or refrain from exercising any rights against
     Borrower, any Project Participant, or others (including Guarantor) or otherwise act or refrain from acting;

                    (iii) add or release any other guarantor from its
     obligations without affecting or impairing the obligations of Guarantor hereunder;

                    (iv) settle or compromise any Guaranteed Obligations or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment or performance of all or any part thereof to the payment or performance of any obligations and liabilities which may be due to the
     Secured Parties or others;

                    (v) sell, exchange, release, surrender, realize upon or
     otherwise deal with in any manner or in any order any property by whomsoever pledged or mortgaged to secure or securing the Guaranteed
     Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst;

                    (vi) apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of Borrower or any Project Participant to the Secured Parties under the Credit Documents in the manner provided therein regardless of what obligations and liabilities remain unpaid, except that sums paid by Guarantor hereunder shall be deemed to have been paid in respect of the applicable obligation of Guarantor hereunder;

                    (vii) consent to or waive any breach of, or any act,
     omission or default under, the Credit Documents or otherwise amend, modify or supplement (with the consent of Guarantor, Borrower and the Project
     Participants, as and to the extent required by the Credit Documents) the
     Credit Documents or any of such other instruments or agreements; and/or

                    (viii) act or fail to act in any manner referred to in this
     Guaranty which may deprive Guarantor of its right to subrogation against
     Borrower or any Project Participant to recover full indemnity for any payments or performances made pursuant to this Guaranty or of its right of contribution against any other party.

               (c) No invalidity, irregularity or unenforceability of the
Guaranteed Obligations or invalidity, irregularity, unenforceability or non-perfection of any collateral

                                        4

therefor, shall affect, impair or be a defense to this Guaranty, which is a primary obligation of Guarantor.

               (d) This is a continuing Guaranty and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. In the event that, notwithstanding the provisions of Section 2.3(a) above, this Guaranty shall be deemed revocable in accordance with applicable law, then any such revocation shall become effective only upon receipt by Administrative Agent of written notice of revocation signed by Guarantor. To the extent permitted by applicable law, no revocation or termination hereof shall affect, in any manner, rights arising under this
Guaranty with respect to Guaranteed Obligations arising prior to receipt by
Administrative Agent of written notice of such revocation or termination. Any such revocation or termination shall be deemed to be an Event of Default.

                                  ARTICLE III.
                REPRESENTATIONS AND WARRANTIES; EVENTS OF DEFAULT

          3.1 Guarantor Representations and Warranties. Guarantor represents and warrants to and in favor of Administrative Agent and the other Secured Parties, as of the [CLOSING DATE] [DATE HEREOF], that:

               3.1.1 Existence. Guarantor is [ORGANIZED] [FORMED] and validly existing under the laws of the jurisdiction of its [INCORPORATION] [FORMATION]
and is qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of their business requires such qualification.

               3.1.2 Power and Authorization. Guarantor has full power and authority to conduct its business as contemplated by the Operative Documents.
The Credit Documents and the Project Documents to which Guarantor is a party have been duly authorized, executed and delivered by Guarantor.

               3.1.3 No Conflict. The execution, delivery and performance by
Guarantor of the Credit Documents and Major Project Documents to which it is a party and the consummation of the transactions contemplated by the Credit
Documents and the Major Project Documents do not and will not (a) violate any provision of (i) any Legal Requirement applicable to Guarantor, (ii) the
Governing Documents of Guarantor or (iii) any order, judgment or decree of any court or agency or Governmental Instrumentality binding on Guarantor, (b)
conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor,
(c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Guarantor (other than any Liens created under any of the
Credit Documents in favor of Administrative Agent on behalf of the Secured
Parties), or (d) require any approval of any Person, except for such approvals or consents which will be obtained on or before the [CLOSING DATE] [DATE HEREOF]
and disclosed in writing to the Administrative Agent.

               3.1.4 Enforceable Obligations. Each Credit Document and Major
Project Document to which Guarantor is a party constitutes a legal, valid and binding obligation of such party, as the case may be, enforceable in accordance with its terms, except to the extent

                                        5

that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               3.1.5 Compliance with Law. Guarantor (a) is not in violation of any applicable Legal Requirements in any material respect and (b) is not subject to or in default in any material respect with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

               3.1.6 Adequate Financial Means.

               (a) After giving effect to the transactions contemplated by this
Guaranty and the contingent obligations evidenced hereby (but excluding the effect of the provisions of Section 6.1 which limit the Guaranteed Obligations to an amount that would not render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to avoidance), Guarantor is Solvent.

               (b) Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of
Guarantor.

               3.1.7 Capital Structure. [INSERT REPRESENTATION OUTLINING
OWNERSHIP OF GUARANTOR AND ITS SUBSIDIARIES.]

               3.1.8 Collateral. [INSERT REPRESENTATION REGARDING LIENS AND
COLLATERAL OF GUARANTOR AND ITS SUBSIDIARIES. TO BE MODIFIED DEPENDING ON
APPLICABLE COLLATERAL.]

               3.1.9 Credit Agreement. The representations and warranties of
Borrower contained in Article 4 of the Credit Agreement (insofar as such representations and warranties apply to Guarantor or the [__________] Project)
are true and correct.

          3.2 Events of Default. The occurrence of an Event of Default under, and as defined in, the Credit Agreement, whatever the reason for such Event of
Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Guaranty when it has been cured or waived in accordance with the Credit Agreement.

                                        6

                                   ARTICLE IV.
                                    COVENANTS

          Guarantor hereby covenants and agrees for the benefit of Borrower, the
Project Participants, Administrative Agent and the other Secured Parties, until this Guaranty is terminated pursuant to Section 6.15, as follows:

          4.1 Maintenance of Corporate Existence. Guarantor shall maintain and preserve its existence and all material rights, privileges and franchises necessary in the normal conduct of its business.

          4.2 Compliance with Laws. Guarantor shall promptly comply, or cause compliance, in all material respects with all Legal Requirements (including
Legal Requirements and applicable Permits relating to pollution control, environmental protection, equal employment opportunity or employee benefit plans, ERISA Plans and employee safety, with respect to Guarantor or the
[_________] Project), and make such alterations to such Project as may be required for such compliance.

          4.3 Further Assurances. Guarantor shall promptly provide
Administrative Agent with such information and other documents related to this
Guaranty and the Guaranteed Obligations that Administrative Agent may reasonably request.

          4.4 Security Documents. Concurrent with the execution of this
Guaranty, Guarantor shall [ENTER INTO A DEED OF TRUST IN THE FORM OF EXHIBIT D-1
TO THE CREDIT AGREEMENT,] enter into a Security Agreement in the form of Exhibit
D-2 to the Credit Agreement, enter into a Pledge Agreement in the form of
Exhibit D-3 to the Credit Agreement, enter into a joinder agreement pursuant to the Depositary Agreement, and take all other actions which the Administrative
Agent may reasonably request in order to create a first priority, perfected Lien on all assets, properties and ownership interests of Guarantor (subject to
Permitted Liens).

          4.5 Credit Agreement. Guarantor shall comply with the covenants set forth in Articles 5 and 6 of the Credit Agreement (insofar as such covenants apply to Guarantor or the [_________] Project). Guarantor acknowledges that failure to comply with such any such covenants could result in the occurrence of an Event of Default.

                                   ARTICLE V.
                        SUBORDINATION; SUBROGRATION; ETC.

          5.1 Taxes. Except as otherwise required by applicable Legal
Requirements, each payment required to be made by Guarantor hereunder shall be made in immediately available funds without deduction or withholding for or on account of Taxes or Other Taxes. If such deduction or withholding is so required, Guarantor shall, upon notice thereof from Administrative Agent, (a)
pay the amount required to be deducted or withheld to the appropriate authorities before penalties attach thereto or interest accrues thereon, (b) on or before the 60th day after payment of such amount, forward to Administrative
Agent an official receipt evidencing such payment (or a certified copy thereof), and (c) in the case of any such deduction or withholding, forthwith pay to
Administrative Agent (for the benefit of the Secured Parties)

                                        7

such additional amount as may be necessary to ensure that the net amount actually received by Administrative Agent (for the benefit of the Secured
Parties) is free and clear of such Taxes or Other Taxes, as the case may be, including any Taxes or Other Taxes on such additional amount, is equal to the amount that the Administrative Agent (for the benefit of the Secured Parties)
would have received had there been no such deduction or withholding.

          5.2 Subordination. Except as otherwise specifically provided in this
Guaranty, all existing and future indebtedness of, or other obligations owed by,
Borrower or any of its subsidiaries to Guarantor is hereby subordinated to all
Guaranteed Obligations. Without the prior written consent of Administrative
Agent, such subordinated indebtedness (including interest thereon) shall not be paid or withdrawn in whole or in part, nor shall Guarantor accept any payment of or on account of any such indebtedness while this Guaranty is in effect. Any payment by Borrower or any subsidiary thereof in violation of this Guaranty shall be received by Guarantor in trust for Administrative Agent and the Secured
Parties, and Guarantor shall cause the same to be paid to Administrative Agent for the benefit of the Secured Parties immediately upon demand by Administrative
Agent on account of the Guaranteed Obligations. Guarantor shall not assign all or any portion of such indebtedness while the Guaranty remains in effect except upon prior written notice to Administrative Agent and pursuant to an agreement by which the assignee of any such indebtedness agrees that the assignment is made subject to the terms of this Guaranty, and that any attempted assignment of such indebtedness in violation of the provisions hereof shall be void. Nothing in this Section 5.2 shall apply to any repayment of existing or future indebtedness or obligation, distribution, withdrawal of capital or any other payment of any kind or nature whether in cash, in kind, or otherwise, that is permitted to be made to Guarantor or any of its Affiliates pursuant to and in accordance with the Credit Documents.

          5.3 Waiver. Guarantor hereby unconditionally and irrevocably waives and relinquishes, to the maximum extent permitted by applicable Legal
Requirements, all rights and remedies accorded to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including:

               (a) any right to require Administrative Agent or the other
Secured Parties to proceed against Borrower, any Project Participant or any other Person or to proceed against or exhaust any security held by
Administrative Agent or any other Secured Party at any time or to pursue any other remedy in Administrative Agent's or any other Secured Party's power before proceeding against Guarantor;

               (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of
Guarantor, Borrower, any Project Participant or any other Person or the failure of Administrative Agent or any other Secured Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of
Guarantor, Borrower, any Project Participant or any other Person;

               (c) promptness, diligence, demand, presentment, protest and notice of any kind, including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, any Project Participant, Administrative Agent, the
other Secured Parties, any endorser or creditor of the

                                        8

foregoing or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by
Administrative Agent or the other Secured Parties as collateral or in connection with any Guaranteed Obligation;

               (d) any defense based upon an election of remedies by
Administrative Agent or the other Secured Parties, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Guarantor, the right of Guarantor to proceed against Borrower, any Project Participant or another Person for reimbursement, or both;

               (e) any defense based on any offset against any amounts which may be owed by any Person to Guarantor for any reason whatsoever;

               (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of Borrower, any Project Participant or any of
Borrower's Affiliates or the failure by Borrower, any Project Participant or any of Borrower's Affiliates to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the
Credit Agreement or any other Operative Document;

               (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

               (h) any defense setoff or counterclaim which may at any time be available to or asserted by Borrower, any Project Participant or any of
Borrower's Affiliates thereof against Administrative Agent, the other Secured
Parties or any other Person under the Credit Agreement or any other Operative
Document;

               (i) any duty on the part of Administrative Agent or any other
Secured Party to disclose to Guarantor any facts any Secured Party may now or hereafter know about Borrower, any Project Participant or the Projects, regardless of whether Administrative Agent or any other Secured Party has reason to believe that any such facts materially increase the risk beyond that which
Guarantor intends to assume, or have reason to believe that such facts are unknown to Guarantor, or have a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment or non-performance of any
Guaranteed Obligation;

               (j) any defense based on any change in the time, manner or place of any payment or performance under, or in any other term of, the Credit
Agreement or any other Operative Document, or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Credit Agreement or any other Operative Document;

               (k) any right to assert the bankruptcy or insolvency of Borrower, any Project Participant or any other Person as a defense hereunder or as the basis for rescission hereof and any defense arising because of Administrative
Agent's or any other Secured Party's

                                       9

election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code;

               (l) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; and

               (m) any other circumstance (including any statute of
limitations), any act or omission by Borrower, any Project Participant, or any existence of or reliance on any representation by Administrative Agent,
Borrower, any Project Participant or any Secured Party that might otherwise constitute a defense available to, or discharge of, any guarantor or surety
(other than, subject to Section 5.6, defense of payment or performance of the applicable Guaranteed Obligations).

          5.4 Subrogation. Until this Guaranty is terminated in accordance with
Section 6.15 below, (a) none of Guarantor, Borrower, and any Project Participant
(or any Person on their respective behalf) shall exercise any right of subrogation or enforce any remedy which it now may have or may hereafter have against any Person in respect of the Guaranteed Obligations, and will not claim the benefit of any rights to, or seek to participate in, any security now or hereafter held by Guarantor, Borrower, any Project Participant or any other
Person from any Person in respect of the Guaranteed Obligations, and (b) none of
Guarantor, Borrower, and any Project Participant (or any Person on their respective behalf) shall enforce any claim, right or remedy which Guarantor may now have or may hereafter acquire against any Person that arises hereunder, from the existence or enforcement of this Guaranty or from the performance by
Guarantor hereunder (including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Guarantor, Borrower, any Project Participant or any other Person against any Person, or any security which Guarantor, Borrower, any Project Participant or any other Person now may have or may hereafter acquire), whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

          5.5 Bankruptcy.

               (a) The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of Borrower, any Project Participant or any Affiliate thereof, or by any defense which Borrower, any Project Participant or any Affiliate thereof may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

               (b) Guarantor shall file, in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law, all claims which
Guarantor may have against Borrower or any Project Participant relating to any indebtedness of Borrower or any Project Participant to Guarantor, and hereby assigns to Administrative Agent (on behalf of the Secured Parties) all rights of
Guarantor thereunder. If Guarantor does not file any such claim, Administrative
Agent, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Administrative Agent's discretion, to assign the claim to a nominee and to cause proofs of claim to be filed in the name of
Administrative Agent's nominee. The

                                       10

foregoing power of attorney is coupled with an interest and cannot be revoked.
Administrative Agent or its nominee shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the same to Administrative Agent to the extent of any Guaranteed
Obligations which then remain unpaid or unperformed, and, to the full extent necessary for that purpose, Guarantor hereby assigns to Administrative Agent all of Guarantor's rights to all such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Administrative Agent receives cash by reason of any such payment or distribution. If Administrative
Agent receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

               (c) Guarantor hereby irrevocably waives, to the extent it may do so under applicable Legal Requirements, any protection to which it may be entitled under Sections 365(c)(l), 365(c)(2) and 365(e)(2) of the Bankruptcy Law
or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings, or any successor provision of law of similar import, in the event of any Bankruptcy Event with respect to Borrower or any
Project Participant. Specifically, in the event that the trustee (or similar official) in a Bankruptcy Event with respect to Borrower or any Project
Participant or the debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of Borrower, or any Project Participant under this Guaranty or any other Credit Document), Guarantor shall not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Guaranty or any other Credit Document is an executory contract or a "financial accommodation"
that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Section 365(c)(l), 365(c)(2) or 365(e)(2) of the Bankruptcy
Law, or equivalent provisions of the law or regulations of any other jurisdiction with respect to any proceedings or any successor provision of law of similar import. If a Bankruptcy Event with respect to Borrower or any Project
Participant shall occur, Guarantor agrees, after the occurrence of such
Bankruptcy Event, to reconfirm in writing, to the extent permitted by applicable
Legal Requirements, its pre-petition waiver of any protection to which it may be entitled under Sections 365(c)(l), 365(c)(2) and 365(e)(2) of the Bankruptcy Law
or equivalent provisions of the laws or regulations of any other jurisdiction with respect to proceedings and, to give effect to such waiver, Guarantor consents to the assumption and enforcement of each provision of this Guaranty and any other Credit Document by the debtor-in-possession or Borrower's or any
Project Participant's trustee in bankruptcy, as the case may be.

          5.6 Reinstatement. This Guaranty and the obligations of Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, if and to the extent that for any reason any payment by or on behalf of Guarantor in respect of the Guaranteed Obligations is rescinded or otherwise restored to Guarantor or Borrower, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as if such payment had not been made, and Guarantor agrees that it will indemnify Administrative
Agent, the Secured Parties and their respective successors and assigns, on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by Administrative Agent, the Secured Parties and their respective successors and assigns in connection with any such rescission or restoration.

                                       11

                                   ARTICLE VI.
                                  MISCELLANEOUS

          6.1 Obligations Secured. Without limiting the generality of the foregoing, this Guaranty and all of the Collateral secure the payment and performance when due of all Guaranteed Obligations. If, notwithstanding the representation and warranty set forth in Section 3.1.5 or anything to the contrary herein, enforcement of the liability of Guarantor under this Guaranty for the full amount of the Guaranteed Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Guarantor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

          6.2 Successions or Assignments.

               (a) This Guaranty shall inure to the benefit of the successors or permitted assigns of the Secured Parties under the Credit Agreement who shall have, to the extent of their interest, the rights of the Secured Parties hereunder.

               (b) This Guaranty is binding upon Guarantor and its successors and permitted assigns. Guarantor may not assign any of its obligations hereunder without the prior written consent of the Banks (and any purported assignment in violation of this Section shall be void).

          6.3 Other Waivers.

               (a) No delay or omission on the part of Administrative Agent or the Secured Parties in exercising any of their rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by Administrative Agent or the other Secured Parties, with or without notice to
Guarantor, Borrower, any Project Participant or any other Person, shall constitute a waiver of any rights or shall affect or impair this Guaranty.

               (b) ADMINISTRATIVE AGENT AND GUARANTOR HEREBY KNOWINGLY,
VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY
IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN
CONNECTION WITH, THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF
CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS
OF THE SECURED PARTIES, ADMINISTRATIVE AGENT OR GUARANTOR. THIS PROVISION IS A
MATERIAL INDUCEMENT FOR THE SECURED PARTIES AND ADMINISTRATIVE AGENT TO ACCEPT
THIS GUARANTY, ENTER INTO THE CREDIT AGREEMENT AND MAKE LOANS THEREUNDER.

          6.4 Headings. The headings in this Guaranty are for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

                                       12

          6.5 Remedies Cumulative. Each and every right and remedy of
Administrative Agent or the other Secured Parties hereunder shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other Credit Document, or now or hereafter existing at law or in equity.

          6.6 Severability. Any provision of this Guaranty that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          6.7 Amendments. This Guaranty may be amended, waived or otherwise modified only with the written consent of the parties hereto and otherwise in accordance with Section 9.9 of the Credit Agreement.

          6.8 Jurisdiction. Administrative Agent and Guarantor agree that any legal action or proceeding by or against Guarantor or with respect to or arising out of this Guaranty or any other Credit Document may be brought in or removed to the courts of the State of New York, in and for the Borough of Manhattan, or
of the United States of America for the Southern District of New York, as
Administrative Agent may elect. By execution and delivery of this Guaranty,
Administrative Agent and Guarantor accept, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Administrative Agent and Guarantor irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Any such process or summons in connection with any such action or proceeding may also be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to
Guarantor as provided for notices hereunder. Guarantor agrees that service of process upon CT Corporation System and written notice of such service given to
Guarantor shall be deemed in every respect effective service of process upon
Guarantor in any such suit, action or proceeding in any such court.
Administrative Agent and Guarantor hereby waive any right to stay or dismiss any action or proceeding under or in connection with any or all of the Projects, this Guaranty or any other Credit Document brought before the foregoing courts on the basis of forum non-conveniens. Nothing herein shall affect the right of
Administrative Agent to bring legal action or proceedings in any other competent jurisdiction. Administrative Agent and Guarantor further agree that the aforesaid courts of the State of New York and of the United States of America
shall have exclusive jurisdiction with respect to any claim or counterclaim of
Guarantor based upon the assertion that the rate of interest charged by the
Secured Parties on or under this Guaranty and/or the other Credit Documents is usurious.

          6.9 Governing Law. This Guaranty and the rights and obligations of
Administrative Agent and Guarantor shall be governed by, and construed in accordance with, the law of the State of New York without reference to principles of conflicts of law (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law).

          6.10 Integration of Terms. This Guaranty, together with the other
Credit Documents, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

                                       13

          6.11 Notices. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to Administrative Agent:   Beal Bank, S.S.B.
                              6000 Legacy Dr., 4E
                              Plano, Texas 75024
                              Attn: William T. Saurenmann
                              Telephone No.: (469) 467-5510
                              Telecopy No.: (469) 241-9568
                              E-mail: bsaurenmann@bealbank.com

with a copy to:               CSG Investments, Inc.
                              6000 Legacy Dr., 4W
                              Plano, Texas 75024
                              Attn: Steve Harvey
                              Telephone No.: (469) 467-5652
                              Telecopy No.: (469) 241-9567
                              E-mail: sharvey@csginvestments.com

If to Guarantor:              [INSERT NAME OF GUARANTOR]
                              c/o OrCal Geothermal Inc.
                              980 Greg Street
                              Sparks, Nevada 89431-6039
                              Attn: President
                              Tel: (775)356-9029
                              Fax: (775)356-9039
                              E-mail: dbronicki@ormat.com

          All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including
Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile or (e) if sent via other electronic means (including electronic mail). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that (i) if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender, and (ii) with respect to any notice given via facsimile or other electronic means, the sender of such message shall promptly provide the addressee with an original copy of such notice by any of the means specified in clauses (a), (b) or (c) above. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of five Banking
Days' notice to the other parties in the manner set forth above.

                                       14

          6.12 Interest; Collection Expenses; Set-Off.

               (a) Without regard to any limitation set forth in this Guaranty, any amount required to be paid by Guarantor pursuant to the terms hereof that is not paid when due shall bear interest at the Default Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full in cash.

               (b) Without regard to any limitation set forth in this Guaranty, if Administrative Agent is required to pursue any remedy against Guarantor hereunder, Guarantor shall pay to Administrative Agent upon demand therefore, all reasonable attorneys' fees and all other costs and expenses incurred by
Administrative Agent in enforcing this Guaranty (and such fees, costs and expenses shall be deemed to be part of the Guaranteed Obligations).

               (c) In addition to any rights now or hereafter granted under applicable Legal Requirements or otherwise, and not by way of limitation of any such rights, upon the failure of Guarantor to make any payment as required hereunder, Administrative Agent is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to
Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Administrative
Agent or any Bank (including by branches and agencies of Administrative Agent and each Bank wherever located) to or for the credit or the account of
Guarantor, against and on account of the obligations of Guarantor under this
Guaranty, irrespective of whether or not Administrative Agent shall have made any demand hereunder.

          6.13 Counterparts. This Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. NO CREDIT DOCUMENT TO WHICH BEAL BANK, S.S.B. IS A PARTY SHALL BE
EFFECTIVE UNLESS TWO OFFICERS OF BEAL BANK, S.S.B. SHALL HAVE EXECUTED SUCH
CREDIT DOCUMENT.

          6.14 Limitations on Liability. No claim shall be made by Guarantor against Administrative Agent or the Secured Parties or any of their Affiliates, directors, employees, attorneys or agents for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct
(whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Guaranty or the other Credit Documents or any act or omission or event occurring in connection therewith; and Guarantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in their favor.

          6.15 Time. Time is of the essence of this Guaranty.

                                       15

          6.16 Termination. Subject to Section 5.6, this Guaranty and all of the obligations of Guarantor hereunder shall terminate upon the payment in full in cash and performance in full of all Guaranteed Obligations in accordance with the Credit Documents (other than the Guaranteed Obligations that are intended to survive the termination of the Credit Documents). Unless earlier terminated pursuant to the foregoing sentence, this Guaranty shall survive any foreclosure proceedings instituted, commenced or completed against Borrower or any of its subsidiaries.

          6.17 Credit Documents. Guarantor acknowledges that it has been provided with a copy of the Credit Agreement, the Depositary Agreement and the
other Credit Documents and has read and is familiar with the provisions of the
Credit Agreement, the Depositary Agreement and the other Credit Documents.
Guarantor hereby consents to the terms set forth in the Credit Agreement, the
Depositary Agreement and the other Credit Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       16

          IN WITNESS WHEREOF, the parties hereto, by their authorized representatives duly authorized, intending to be legally bound, have caused this
Subsidiary Guaranty to be duly executed and delivered as of the date first above written.

                                        [INSERT NAME OF GUARANTOR],
                                        a[___________________],
                                        as Guarantor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BEAL BANK, S.S.B.,
                                        as Administrative Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      S-1

                        [_________'s Subsidiary Guaranty]

                                                                     EXHIBIT D-6
                                                             to Credit Agreement

                          SCHEDULE OF SECURITY FILINGS

--------------------------------------------------------------------------------
  DEBTOR              COLLATERAL DOCUMENT                   FILING OFFICE
--------------------------------------------------------------------------------
Sponsor     Pledge Agreement among Borrower,       Delaware Secretary of State
            Sponsor and Administrative Agent
            dated as of the Closing Date

--------------------------------------------------------------------------------
Borrower    Security Agreement between Borrower    Delaware Secretary of State
            and Administrative Agent dated as of
            the Closing Date

--------------------------------------------------------------------------------
Borrower    Pledge Agreement among Borrower,       Delaware Secretary of State
            OrHeber 1 and Administrative Agent
            dated as of the Closing Date

--------------------------------------------------------------------------------
Borrower    Pledge Agreement among Borrower,       Delaware Secretary of State
            OrMammoth and Administrative Agent
            dated as of the Closing Date

--------------------------------------------------------------------------------
Borrower    Pledge Agreement among Borrower,      Delaware Secretary of State
            OrHeber 1, HGC, HFC and
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------
OrHeber 1   Security Agreement between OrHeber 1   Delaware Secretary of State
            and Administrative Agent dated as of
            the Closing Date

--------------------------------------------------------------------------------
OrHeber 1   Pledge Agreement among Borrower,       Delaware Secretary of State
            OrHeber 1, HGC, HFC and
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DEBTOR             COLLATERAL DOCUMENT                   FILING OFFICE
--------------------------------------------------------------------------------
OrHeber 1   Pledge Agreement among OrHeber 1,      Delaware Secretary of State
            ORNI and Administrative Agent

--------------------------------------------------------------------------------
OrMammoth   Security Agreement between OrMammoth   Delaware Secretary of State
            and Administrative Agent dated as of
            the Closing Date

--------------------------------------------------------------------------------
HFC         Security Agreement between HFC and     Nevada Secretary of State
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------
HFC         Security Agreement between HFC and     California Secretary of State
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------
HGC         Security Agreement between HGC and     Nevada Secretary of State
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------
HGC         Security Agreement between HGC and     California Secretary of State
            Administrative Agent dated as of the
            Closing Date

--------------------------------------------------------------------------------
HFC         Deed of Trust, Assignment of Rents,    County Recorder of Imperial
            Security Agreement and Fixture         County, California
            Filings by HFC to Chicago Title
            Insurance Company, as Trustee, for
            the benefit of Administrative Agent,
            dated as of the Closing Date

--------------------------------------------------------------------------------

                                        2

--------------------------------------------------------------------------------
  DEBTOR             COLLATERAL DOCUMENT                   FILING OFFICE
--------------------------------------------------------------------------------
 HGC        Deed of Trust, Assignment of Rents,    County Recorder of Imperial
            Security Agreement and Fixture         County, California
            Filings by HGC to Chicago Title
            Insurance Company, as Trustee, for
            the benefit of Administrative Agent,
            dated as of the Closing Date

--------------------------------------------------------------------------------

                                       3

                                                                     EXHIBIT E-l
                                                             to Credit Agreement

================================================================================

                                     FORM OF
                              CONSENT AND AGREEMENT

                                      among

                       [INSERT NAME OF CONTRACTING PARTY],
                            a[_____________________]
                               (Contracting Party)

                                       and

                         [INSERT NAME OF PROJECT OWNER],
                           a[_______________________]
                                 (Project Owner)

                                       and

                                BEAL BANK, S.S.B.
                             (Administrative Agent)

                      DATED AS OF ______________ , _____

================================================================================

          This CONSENT AND AGREEMENT, dated as of [_______________] [__], [____]
(this "Consent"), is entered into by and among [INSERT NAME OF CONTRACTING
PARTY], a [_______________] [ORGANIZED] [FORMED] and existing under the laws of the State of [_______________] (together with its permitted successors and assigns, "Contracting Party"), BEAL BANK, S.S.B., in its capacity as
Administrative Agent for the Secured Parties referred to below (together with its successors, designees and assigns in such capacity, "Administrative Agent"), and [INSERT NAME OF PROJECT OWNER], a [_______________] [ORGANIZED] [FORMED] and
existing under the laws of the State of California (together with its permitted successors and assigns, "Project Owner").

                                    RECITALS

          A. OrCal Geothermal Inc., a corporation organized and existing under the laws of the State of Delaware and a direct or indirect parent of Project
Owner ("Borrower") directly or indirectly has acquired (the "Acquisition")
certain Persons (including Project Owner) which directly or indirectly own, lease, use and operate certain geothermal power plants and geothermal fluid facilities located in the State of California, including the [INSERT NAME OF
RELEVANT PROJECT] (the "Project").

          B. In order to partially finance the Acquisition, Borrower has entered into that certain Credit Agreement, dated as of December 18, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among Borrower, the financial institutions from time to time parties thereto (collectively, the "Lenders"), and each of the agents listed on the signature pages thereto, pursuant to which, among other things, the Lenders have made loans to, and for the benefit of, Borrower. Borrower is a direct or indirect parent of Project Owner, and Project Owner will receive substantial benefits from the making of these loans to Borrower.

          C. Contracting Party and Project Owner have entered into that certain
[INSERT DESCRIPTION OF RELEVANT PROJECT DOCUMENT(S)], dated as of
[_______________] [__], [_____] (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, the "Assigned Agreement[S]").

          D. Pursuant to a guaranty agreement executed by Project Owner and
Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"), Project Owner has guaranteed all of Borrower's obligations to the Lenders.

          E. Pursuant to a security agreement executed by Project Owner and
Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), Project Owner has agreed, among other things, to assign, as collateral security for its obligations under the Guaranty Agreement and related documents (collectively, the "Credit Documents"), all of its right, title and interest in, to and under the Assigned Agreement to Administrative Agent for the benefit of itself, the
Lenders and each other entity or person provided collateral security under the
Credit Documents (the "Secured Parties").

          F. It is a requirement under the Credit Agreement that Contracting
Party and Project Owner execute and deliver this Consent.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree, notwithstanding anything in the Assigned Agreement to the contrary, as follows:

     1.   Assignment and Agreement.

          1.1 Consent to Assignment. Contracting Party (a) is hereby notified that the Lenders have made the extensions of credit contemplated by the Credit
Agreement, (b) consents to the collateral assignment under the Security
Agreement of all of Project Owner's right, title and interest in, to and under the Assigned Agreement, including, without limitation, all of Project Owner's rights to receive payment and all payments due and to become due to Project
Owner under or with respect to the Assigned Agreement (collectively, the
"Assigned Interests") and (c) acknowledges the right of Administrative Agent, in the exercise of Administrative Agent's rights and remedies pursuant [AND
SUBJECT(1)] to the Security Agreement, upon written notice to Contracting Party, to make all demands, give all notices, take all actions and exercise all rights of Project Owner under the Assigned Agreement.

     1.2  Subsequent Owner.

               (a) Contracting Party agrees that, if Administrative Agent notifies Contracting Party in writing that, pursuant to and in accordance with the Security Agreement, it has assigned, foreclosed or sold the Assigned
Interest, then (i) Administrative Agent or its successor, assignee and/or designee, or any purchaser of the Assigned Interests (a "Subsequent Owner")
shall be substituted for Project Owner under the Assigned Agreement and (ii)
Contracting Party shall (A) recognize Administrative Agent or the Subsequent
Owner, as the case may be, as its counterparty under the Assigned Agreement and
(B) continue to perform its obligations under the Assigned Agreement in favor of
Administrative Agent or the Subsequent Owner, as the case may be; provided that
Administrative Agent or such Subsequent Owner, as the case may be, has assumed in writing all of Project Owner's rights and obligations (including, without limitation, the obligation to cure any then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured) under the Assigned
Agreement.

               (b) [INSERT THE FOLLOWING ONLY IF WARRANTIES ARE PROVIDED BY
CONTRACTING PARTY UNDER THE RELEVANT ASSIGNED AGREEMENT: Without limiting anything herein, the warranties provided by Contracting Party under the Assigned
Agreement shall continue in full force and effect (until the expiration of the applicable warranty periods set forth in the

----------
(1) Bracketed language to be included only in the Consents related to Project
Documents to which an Affiliate of Project Company is a Contracting Party.

                                        2

Assigned Agreement) in the event that Administrative Agent or a Subsequent Owner succeeds to Project Owner's right, title and interest in the Assigned
Agreement.]

          1.3 Right to Cure. If Project Owner defaults in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable Contracting Party to terminate or suspend its performance under the Assigned Agreement (each hereinafter a "default").
Contracting Party shall not terminate or suspend its performance under the
Assigned Agreement until it first gives written notice of such default to
Administrative Agent and affords Administrative Agent a period of at least 30 days (or if such default is a nonmonetary default, such longer period (not to exceed 90 days) as may be required so long as Administrative Agent has commenced and is diligently pursuing appropriate action to cure such default within such longer period) from receipt of such notice to cure such default; provided, however, that (a) if possession of the Project is necessary to cure such nonmonetary default and Administrative Agent has commenced foreclosure proceedings, Administrative Agent shall be allowed a reasonable time to complete such proceedings within such longer period, and (b) if Administrative Agent is prohibited from curing any such nonmonetary default by any process, stay or injunction issued by any governmental authority or pursuant to any bankruptcy or insolvency proceeding or other similar proceeding involving Project Owner, then the time periods specified herein for curing a nonmonetary default shall be extended for the period of such prohibition. In the event the Administrative
Agent does not cure any such default within such applicable extended cure period, Contracting Party shall continue to have all rights and remedies afforded to it under the Assigned Agreement.

          1.4  No Amendments.

               (a) Contracting Party agrees that it shall not, without the prior written consent of Administrative Agent, enter into any novation, material amendment or other material modification of the Assigned Agreement.

               (b) Contracting Party agrees that it shall not, without the prior written consent of Administrative Agent, (i) sell, assign or otherwise transfer any of its rights under the Assigned Agreement (other than (A) its right to receive payments under the Assigned Agreement and (B) its right to subcontract under the Assigned Agreement), (ii) terminate, cancel or suspend its performance under the Assigned Agreement (unless it has given Administrative Agent any notice and opportunity to cure that are required by Section 1.3 hereof), (iii)
consent to any assignment or other transfer by Project Owner of its rights under the Assigned Agreement or (iv) consent to any voluntary termination, cancellation or suspension of performance by Project Owner under the Assigned
Agreement.

          1.5 Replacement Agreements. In the event the Assigned Agreement is rejected or terminated as a result of any bankruptcy, insolvency, reorganization or similar proceeding affecting Project Owner, Contracting Party shall, at the option of Administrative Agent exercised within 45 days after such rejection or termination, enter into a new agreement with Administrative Agent having identical terms, conditions, agreements, provisions and limitations as the
Assigned Agreement (subject to any conforming changes necessitated by the

                                        3

substitution of parties and other changes as the parties may mutually agree), provided that (a) the term under such new agreement shall be no longer than the remaining balance of the term specified in the Assigned Agreement, and (b) upon execution of such new agreement, Administrative Agent cures any outstanding payment and performance defaults under the Assigned Agreement, excluding any performance defaults which by their nature are incapable of being cured.

          1.6 Limitations on Liability. Contracting Party acknowledges and agrees that Administrative Agent shall not have any liability or obligation under the Assigned Agreement as a result of this Consent, the Security Agreement or otherwise, nor shall Administrative Agent be obligated or required to (a)
perform any of Project Owner's obligations under the Assigned Agreement, except during any period in which Administrative Agent has assumed Project Owner's rights and obligations under the Assigned Agreement pursuant to Section 1.2[(A)]
above, or (b) take any action to collect or enforce any claim for payment assigned under the Security Agreement. If Administrative Agent has assumed
Project Owner's rights and obligations under the Assigned Agreement pursuant to
Section 1.2[(A)] above or has entered into a new agreement pursuant to Section
1.5 above, Administrative Agent's liability to Contracting Party under the
Assigned Agreement or such new agreement, and the sole recourse of Contracting
Party in seeking enforcement of the obligations under such agreements, shall be limited to the interest of Administrative Agent in the Project.

          1.7 Delivery of Notices. Contracting Party shall deliver to
Administrative Agent, concurrently with the delivery thereof to Project Owner, a copy of each notice, request or demand given by Contracting Party to Project
Owner pursuant to the Assigned Agreement relating to (a) a default by Project
Owner under the Assigned Agreement and (b) any matter that would require the consent of Administrative Agent pursuant to Section 1.4 of this Consent. Failure of Contracting Party to provide a copy of any such notice, request or demand or any other notice specified in Section 1.3 hereof to Administration Agent shall not constitute a breach of this Consent and Administrative Agent agrees that
Contracting Party shall have no liability to Administrative Agent for such failure; provided, however, that no cancellation, suspension or termination of the Assigned Agreement by Contracting Party, or any other actions taken by
Contracting Party under the Assigned Agreement, shall be binding upon
Administrative Agent or Project Owner without such notice, request or demand (as applicable), if applicable under Section 1.3, the opportunity to cure during the applicable extended cure period specified in Section 1.3 and, if applicable under Section 1.4, consent of Administrative Agent.

          1.8 Transfer. In the event Administrative Agent or its designee is substituted for Project Owner under the Assigned Agreement pursuant to Section
1.2 or a new agreement entered into pursuant to Section 1.5, then, subsequent to such substitution, Administrative Agent shall have the right to assign all of its interest in the Assigned Agreement or such new agreement to any entity;
provided that such assignee assumes in writing the obligations of Administrative
Agent under the Assigned Agreement or such new agreement. Upon such assignment,
Administrative Agent shall be released from any further liability under the
Assigned Agreement or such new agreement.

                                       4

     2. Payments under the Assigned Agreement.

          2.1 Payments. Contracting Party shall pay all amounts (if any) payable by it under the Assigned Agreement in the manner and as and when required by the
Assigned Agreement directly into the account specified on Exhibit A hereto, or to such other person, entity or account as shall be specified from time to time by Administrative Agent to Contracting Party in writing. Notwithstanding the foregoing, if any entity or person has become a Subsequent Owner pursuant to the terms hereof, then Contracting Party shall pay all such amounts directly to such
Subsequent Owner or an account designated by Subsequent Owner. Contracting
Party, Project Owner and Administrative Agent each acknowledge and agree that each payment made by Contracting Party in accordance with this Section 2.1 shall, to the extent of the amount paid, constitute payment of the relevant amount owing by Contracting Party to Project Owner under the Assigned Agreement and that such payment shall discharge the obligation of Contracting Party under the Assigned Agreement to make such payment to Project Owner.

          2.2 No Offset, Etc. All payments required to be made by Contracting
Party under the Assigned Agreement shall be made without any offset, recoupment, abatement, withholding, reduction or defense whatsoever, other than those allowed by the terms of the Assigned Agreement.

     3. Representations and Warranties of Contracting Party. Contracting Party
hereby represents and warrants, in favor of Administrative Agent and the
Lenders, as of the date hereof, that:

          (a) Contracting Party (i) is a [________________] duly [FORMED]
[ORGANIZED] and validly existing under the laws of the State of
[_________________], (ii) is duly qualified, authorized to do business and in good standing in the State of California, and (iii) has all requisite power and authority to enter into and to perform its obligations hereunder and under the
Assigned Agreement, and to carry out the terms hereof and thereof and the transactions contemplated hereby and thereby;

          (b) the execution, delivery and performance by Contracting Party of this Consent and the Assigned Agreement have been duly authorized by all necessary corporate or other action on the part of Contracting Party and do not require any approvals, filings with, or consents of any entity or person which have not previously been obtained or made;

          (c) each of this Consent and the Assigned Agreement is in full force and effect, has been duly executed and delivered on behalf of Contracting Party by the appropriate officers of Contracting Party, and constitutes the legal, valid and binding obligation of Contracting Party, enforceable against
Contracting Party in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii)
general equitable principles (whether considered in a proceeding in equity or at law);

          (d) there is no litigation, action, suit, proceeding or investigation pending or (to the best of Contracting Party's knowledge) threatened against
Contracting Party before or by any court, administrative agency, arbitrator or governmental authority, body or agency which, if

                                       5

adversely determined, individually or in the aggregate, could have a material adverse effect on the performance by Contracting Party of its obligations hereunder or under the Assigned Agreement;

          (e) the execution, delivery and performance by Contracting Party of this Consent and the Assigned Agreement, and the consummation of the transactions contemplated hereby and thereby, do or will not result in any violation of, breach of or default under any term of its formation or governance documents, or of any contract or agreement to which it is a party or by which it or its property is bound, or of any license, permit, franchise, judgment, injunction, order, law, rule or regulation applicable to it, other than any such violation, breach or default which could not reasonably be expected to have a material adverse effect on Contracting Party's ability to perform its obligations under the Assigned Agreement or this Consent;

          (f) neither Contracting Party nor, to the best of Contracting Party's knowledge, any other party to the Assigned Agreement, is in default of any of its obligations thereunder;

          (g) to the best of Contracting Party's knowledge, (i) no event of force majeure exists under, and as defined in, the Assigned Agreement and (ii)
no event or condition exists which would either immediately or with the passage of any applicable grace period or giving of notice, or both, enable either
Contracting Party or Project Owner to terminate or suspend its obligations under the Assigned Agreement; and

          (h) the Assigned Agreement and this Consent are the only agreements between Project Owner and Contracting Party with respect to the Project, and all of the conditions precedent to effectiveness under the Assigned Agreement have been satisfied or waived.

          Each of the representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Consent and the Assigned
Agreement and the consummation of the transactions contemplated hereby and thereby.

     4. Additional Provisions.

          [INSERT SPECIFIC PROVISIONS AS MAY BE RELEVANT TO THE ASSIGNED
AGREEMENT. SUCH PROVISIONS, IF ANY, TO BE IDENTIFIED AFTER DUE DILIGENCE AND
REVIEW OF THE ASSIGNED AGREEMENT. WITH RESPECT TO AFFILIATE CONTRACTS, SUCH
PROVISIONS TO INCLUDE RIGHT OF ADMINISTRATIVE AGENT TO TERMINATE THE ASSIGNED
AGREEMENT UPON 30 DAYS NOTICE IN THE EVENT OF A STOCK OR ASSET FORECLOSURE.]

     5. Miscellaneous.

          5.1 Addresses. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

                                       6

          If to Project Owner:          [INSERT NAME OF PROJECT OWNER]
                                        980 Greg Street
                                        Sparks, NV 89431
                                        Attn: President
                                        Tel: (775) 356-9029
                                        Fax: (775) 356-9039
                                        E-mail:
                                                ----------------------

          If to Contracting Party:      [INSERT NAME OF CONTRACTING PARTY]

                                        -----------------------------

                                        -----------------------------
                                        Attn:
                                              ---------------------------
                                        Tel:
                                             ----------------------------
                                        Fax:
                                             ----------------------------
                                        E-mail:
                                                -------------------------

          If to Administrative Agent:   Beal Bank, S.S.B.
                                        6000 Legacy Dr., 4E
                                        Plano, Texas 75024
                                        Attn: William T. Saurenmann
                                        Tel: (469) 467-5510
                                        Fax: (469) 241-9568
                                        E-mail:
                                                -----------------------

          with a copy to:               CSG Investments, Inc.
                                        6000 Legacy Dr., 4W
                                        Plano, Texas 75024
                                        Attn: Steve Harvey
                                        Tel: (469) 467-5652
                                        Fax: (469) 241-9567
                                        E-mail: sharvey@csginvestments.com

     All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including
Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile or (e) if sent via other electronic means (including electronic mail). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that (i) if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender, and (ii) with respect to any notice given via facsimile or other electronic means, the sender of such message shall promptly provide the addressee with an original copy of such notice by any of the means

                                       7

specified in clause (a), (b) or (c) above. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 5 Banking Days' notice to the other parties in the manner set forth above.

          5.2 Governing Law; Submission to Jurisdiction.

               (a) THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF
THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING
TO CONFLICTS OF LAW EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL
OBLIGATIONS LAW).

               (b) Any legal action or proceeding with respect to this Consent and any action for enforcement of any judgment in respect thereof may be brought in the courts of the Borough of Manhattan or of the United States of America for
the Southern District of New York, and, by execution and delivery of this
Consent, Contracting Party hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Contracting Party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Contracting Party at its notice address provided pursuant to Section 5.1 hereof. Contracting Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Consent brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of
Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Contracting Party in any other jurisdiction.

          5.3 Counterparts. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          5.4 Headings Descriptive. The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent.

          5.5 Severability. In case any provision in or obligation under this
Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          5.6 Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by Contracting Party, Project Owner and
Administrative Agent.

                                        8

          5.7 Successors and Assigns. This Consent shall bind and benefit
Contracting Party, Administrative Agent, and their respective successors and permitted assigns.

          5.8 Third Party Beneficiaries. Contracting Party and Administrative
Agent hereby acknowledge and agree that the Secured Parties are intended third-party beneficiaries of this Consent.

          5.9 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE
LAW, CONTRACTING PARTY, PROJECT OWNER AND ADMINISTRATIVE AGENT HEREBY
IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT OR ANY MATTER
ARISING HEREUNDER.

          5.10 Entire Agreement. This Consent and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings between the parties hereto in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Consent and any such agreement, document or instrument (including, without limitation, the Assigned Agreement), the terms, conditions and provisions of this Consent shall prevail.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       9

          IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Consent and
Agreement to be duly executed and delivered as of the date first above written.

                                             [INSERT NAME OF PROJECT OWNER],

                                             a[____________________],
                                             as Project Owner

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             [INSERT NAME OF CONTRACTING PARTY],

                                             a[____________________],
                                             as Contracting Party

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted and Agreed to:

BEAL BANK, S.S.B.,
as Administrative Agent

By:
    -------------------------------
    Name:
    Title:

By:
    -------------------------------
    Name:
    Title:

                                       S-1

                  [[INSERT NAME OF CONTRACTING PARTY] Consent]

                                                                    Exhibit A to
                                                           Consent and Agreement

                              Payment Instructions

All amounts owed to Project Owner shall be paid to the following account:

          -----------------------
          ABA                                                   #
          Account                                                ---------------
          For the account of                                    #
                             ----------------------------         --------------
          Revenue Account, Account No.
                                       ------------------------

Administrative Agent shall be permitted to modify the account information set forth above upon five (5) days' prior written notice to Contracting Party and
Project Owner.

                                       A-1

                                                                     EXHIBIT E-2
                                                             to Credit Agreement

                        SCHEDULE OF POST-CLOSING CONSENTS

--------------------------------------------------------------------------------
   MAJOR PROJECT PARTICIPANT                  MAJOR PROJECT DOCUMENTS
--------------------------------------------------------------------------------
Edison                            HGC Power Purchase Agreement, HGC
                                  Interconnection Agreement
--------------------------------------------------------------------------------
Edison                            Mammoth G-1 Power Purchase Agreement
--------------------------------------------------------------------------------
Edison                            Mammoth G-2 Power Purchase Agreement,
                                  Mammoth G-2 Interconnection Agreement
--------------------------------------------------------------------------------
Edison                            Mammoth G-3 Power Purchase Agreement,
                                  Mammoth G-3 Interconnection Agreement
--------------------------------------------------------------------------------
Edison                            SIGC Power Purchase Agreement
--------------------------------------------------------------------------------
IID                               HGC Water Supply Agreement, HGC Connection
                                  Agreement
--------------------------------------------------------------------------------
IID                               SIGC Water Supply Agreement, SIGC Transmission
                                  Service Agreement, SIGC Connection Agreement
--------------------------------------------------------------------------------

                                                                     Exhibit F-l
                                                             to Credit Agreement

                              ORCAL GEOTHERMAL INC.

Beal Bank, S.S.B.,
as Administrative Agent
6000 Legacy Dr.
Plano, Texas 75024

                         BORROWER'S CLOSING CERTIFICATE

          The undersigned, Connie Stechman, does hereby certify that she is the
Assistant Secretary of OrCal Geothermal Inc. a Delaware corporation, (the
"Borrower"), and, as such, she does hereby further certify on behalf of the
Borrower to the Administrative Agent and the Banks that, as of the Closing Date:

          1. All conditions precedent to the occurrence of the Closing Date have been satisfied [OR WAIVED].

          2. All conditions (other than the payment of the purchase price) to the consummation of the Acquisition in accordance with the terms and provisions of the Acquisition Agreement have been satisfied without waiver or amendment, except [INSERT ANY WAIVERS OR AMENDMENTS AGREED TO BY BANKS].

          3. Borrower has complied with all of the terms and provisions of, and representations and warranties contained in, the Commitment Letter.

          4. Immediately prior to and after the Closing Date and the consummation of the Acquisition, Borrower, OrHeber 1 and OrMammoth is and will be Solvent.

          5. The Projections, the Initial Operating Budget and the Initial
Capital Expenditures Budget were prepared in good faith based on reasonable assumptions.

          I am delivering this Borrower's Closing Certificate pursuant to
Section 3.1.7 of the Credit Agreement. The certifications made in this
Borrower's Closing Certificate are solely for the benefit of the Administrative
Agent and the Banks. I have made the certifications contained herein in my capacity as a Responsible Officer of the Borrower.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement, dated as of December 18, 2003
(the "Credit Agreement"), by and among OrCal Geothermal Inc., a corporation organized under the laws of

the State of Delaware, the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has executed this Borrower's
Closing Certificate on behalf of the Borrower as of this ______ day of December,
2003.

                                        OrCal Geothermal Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                     Exhibit F-2
                                                             to Credit Agreement

                                ORMAT NEVADA INC.

Beal Bank, S.S.B.,
as Administrative Agent
6000 Legacy Dr.
Plano, Texas 75024

                          SPONSOR'S CLOSING CERTIFICATE

          The undersigned, Connie Stechman, does hereby certify that she is the
Assistant Secretary of Ormat Nevada Inc. a Delaware corporation, (the
"Sponsor"), and, as such, she does hereby further certify on behalf of the
Sponsor to the Administrative Agent and the Banks that, as of the Closing Date, all of the representations and warranties set forth in the Sponsor Guaranty are true and correct.

          I am delivering this Sponsor's Closing Certificate pursuant to Section
3.1.7 of the Credit Agreement. The certifications made in this Sponsor's Closing
Certificate are solely for the benefit of the Administrative Agent and the
Banks. I have made the certifications contained herein in my capacity as a
Responsible Officer of the Sponsor.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement, dated as of December 18, 2003
(the "Credit Agreement"), by and among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware, the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto.

          IN WITNESS WHEREOF, the undersigned has executed this Sponsor's
Closing Certificate on behalf of the Sponsor as of this ______ day of December,
2003.

                                        Ormat Nevada Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                     Exhibit F-3
                                                             to Credit Agreement

                                                             December     , 2003
                                                                      ----

                          [INSERT NAME OF ORMAT ENTITY]

Beal Bank, S.S.B.,
as Administrative Agent
6000 Legacy Dr.
Plano, Texas 75024

                         LOAN PARTY CLOSING CERTIFICATE

          The undersigned, ______________________, does hereby certify that [HE]
[SHE] is ________________ of [INSERT NAME OF ORMAT ENTITY], a
______________________ (the "Loan Party"), and, as such, [HE] [SHE] does hereby further certify on behalf of the Loan Party to the Administrative Agent and the
Banks that, as of the Closing Date:

          1. Neither the Loan Party nor, to the Loan Party's knowledge, any other party to any Major Project Document is or, but for the passage of time or giving of notice or both will be, in breach of any material obligation thereunder.

          2. All conditions precedent to the performance of the Loan Party, and, to the Loan Party's knowledge, all conditions precedent to the performance of the other parties under the Major Project Documents required to have been performed have been satisfied.

          3. Immediately prior to and at the Close of Escrow, each of the
Guarantors is Solvent.

          4. All conditions precedent set forth in Section 3.2 of the Credit
Agreement have been satisfied, except [INSERT ANY WAIVERS AGREED TO BY BANKS].

          I am delivering this Loan Party Closing Certificate pursuant to
Section 3.2.7 of the Credit Agreement. The certifications made in this Loan
Party Closing Certificate are solely for the benefit of the Administrative Agent and the Banks. I have made the certifications contained herein in my capacity as a Responsible Officer of the Loan Party.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement, dated as of December 18, 2003
(the "Credit Agreement"), by and among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware, the financial institutions from time to time parties thereto (collectively, the "Banks"), and each of the agents listed on the signature pages thereto.

          IN WITNESS WHEREOF, the undersigned has executed this Loan Party
Closing Certificate on behalf of the Loan Party as of this _____ day of
December, 2003.

                                        [INSERT NAME OF ORMAT ENTITY]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                   EXHIBIT G - 1

                       INITIAL CAPITAL EXPENDITURES BUDGET

------------------------------------------------------------------------------------------------------------------------------
Capital Expenditures   Q1/2004   Q2/2004   Q3/2004   Q4/2004   TOTAL 2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005   TOTAL 2005
--------------------   -------   -------   -------   -------   ----------   -------   -------   -------   -------   ----------

Heber                   2,913     4,855     1,700     4,855      14,324        0       1,942     3,884       971       6,797
                                                                      0                                                    0
Mammoth                     0         0         0         0           0        0       2,468         0         0       2,468
                        -----     -----     -----     -----      ------      ---       -----     -----       ---       -----
                        2,913     4,855     1,700     4,855      14,324        0       4,410     3,884       971       9,265
------------------------------------------------------------------------------------------------------------------------------

1 OUT OF 1                      CLOSING VERSION

                                                                   EXHIBIT G - 2

                            INITIAL OPERATING BUDGET
                           FOR THE 2004 CALENDAR YEAR

--------------------------------------------------------------------------------------
                          Jan-04   FEB-04   MAR-04   APR-04   MAY-04   JUN-04   JUL-04
                          ------   ------   ------   ------   ------   ------   ------

Energy Revenues
   Heber                   3,893    3,493    3,796    3,662    3,747    3,662    3,796
   Mammoth                   587      538      561      542      480      415      383
Capacity Revenues
   Heber                     247      247      247      247      247    2,656    2,656
   Mammoth                    54       54       54       54       54      584      584
Other&Bonus Revenues
   Heber                      90       90       90       90       90       90       90
   Mammoth                    41       41       41       41       41       41       41
--------------------------------------------------------------------------------------
Total Revenues             4,912    4,463    4,789    4,636    4,659    7,448    7,550
--------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                     512      512      512      512      512      512      512
   Mammoth                   104      104      104      104      104      104      104
Variable O&M Expenses
   Heber                     561      561      561      561      561      561      561
   Mammoth                    95       95       95       95       95       95       95
Utilities (IID)
   Heber                     256      256      256      256      256      256      256
   Mammoth                    49       49       49       49       49       49       49
--------------------------------------------------------------------------------------
Total O&M Expenses         1,578    1,578    1,578    1,578    1,578    1,578    1,578
--------------------------------------------------------------------------------------
Royalties
   Heber                     239      199      215      208      213      333      340
   Mammoth                    62       57       59       57       52       94       92
Property Tax
   Heber                       0        0        0      449        0        0        0
   Mammoth                     0        0        0       20        0        0        0
Insurance
   Heber                      70       70       70       70       70       70       70
   Mammoth                    17       17       17       17       17       17       17
Surface Use Rental
   Heber                       8        8        8        8        8        8        8
   Mammoth                     3        3        3        3        3        3        3
--------------------------------------------------------------------------------------
Total Owner's Costs          399      355      373      832      363      525      529
--------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation        510      510      510      510      510      510      510
   Lease Interest             78       78       78       78       78       78       78
   Interest on Escrow        -18      -18      -18      -18      -18      -18      -18
--------------------------------------------------------------------------------------
Total Lease Expenses         570      570      570      570      570      570      570
--------------------------------------------------------------------------------------
Legal Costs                    0        0        0        0        0        0        0
Financing Costs                5        5        5        5        5        5        5
--------------------------------------------------------------------------------------
EBITDA                     2,871    2,465    2,774    2,161    2,654    5,280    5,378
======================================================================================
Depreciation
   Heber                     848      848      848      848      848      848      848
   Mammoth                   140      140      140      140      140      140      140
--------------------------------------------------------------------------------------
Total Depreciation           988      988      988      988      988      988      988
--------------------------------------------------------------------------------------
Senior Loan Interest           0        0        0        0        0        0        0
Bank Loan Interest             0        0    2,752        0        0    2,752        0
--------------------------------------------------------------------------------------
EBT                        1,372      967   -1,477      662    1,155    1,030    3,879
======================================================================================

---------------------------------------------------------------------------------
                          AUG-04   SEP-04   OCT-04   NOV-04   DEC-04   TOTAL 2004
                          ------   ------   ------   ------   ------   ----------

Energy Revenues
   Heber                   3,747    3,601    3,637    3,650    3,734     44,417
   Mammoth                   403      420      515      549      604      5,997
Capacity Revenues
   Heber                   2,656    2,656      247      247      247     12,599
   Mammoth                   584      584       54       54       54      2,772
Other&Bonus Revenues
   Heber                      90       90       90       90       90      1,077
   Mammoth                    41       41       41       41       41        496
---------------------------------------------------------------------------------
Total Revenues             7,522    7,393    4,584    4,631    4,770     67,358
---------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                     512      512      512      512      512      6,148
   Mammoth                   104      104      104      104      104      1,253
Variable O&M Expenses
   Heber                     561      561      561      561      561      6,735
   Mammoth                    95       95       95       95       95      1,140
Utilities (IID)
   Heber                     256      256      256      256      256      3,074
   Mammoth                    49       49       49       49       49        589
---------------------------------------------------------------------------------
Total O&M Expenses         1,578    1,578    1,578    1,578    1,578     18,939
---------------------------------------------------------------------------------
Royalties
   Heber                     337      329      207      207      212      3,039
   Mammoth                    93       95       55       58       63        837
Property Tax
   Heber                     898        0        0        0      449      1,795
   Mammoth                    40        0        0        0       20         80
Insurance
   Heber                      70       70       70       70       70        843
   Mammoth                    17       17       17       17       17        206
Surface Use Rental
   Heber                       8        8        8        8        8         97
   Mammoth                     3        3        3        3        3         32
---------------------------------------------------------------------------------
Total Owner's Costs        1,466      522      360      364      842      6,929
---------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation        510      510      510      510      510      6,125
   Lease Interest             78       78       78       78       78        931
   Interest on Escrow        -18      -18      -18      -18      -18       -215
---------------------------------------------------------------------------------
Total Lease Expenses         570      570      570      570      570       6841
---------------------------------------------------------------------------------
Legal Costs                    0        0        0        0        0          0
Financing Costs                5        5        5        5        5         60
---------------------------------------------------------------------------------
EBITDA                     4,413    5,227    2,581    2,624    2,286     40,714
=================================================================================
Depreciation
   Heber                     848      848      848      848      848     10,174
   Mammoth                   140      140      140      140      140      1,684
---------------------------------------------------------------------------------
Total Depreciation           988      988      988      988      988     11,858
---------------------------------------------------------------------------------
Senior Loan Interest           0        0        0        0        0          0
Bank Loan Interest             0    2,738        0        0    2,718     10,960
---------------------------------------------------------------------------------
EBT                        2,914      990    1,083    1,126   -1,931     11,771
=================================================================================

1 OUT OF 1                       CLOSING VERSION

                                                                   EXHIBIT G - 3

                                   PROJECTIONS

-------------------------------------------------------------------------------------------------------------------
QUARTERLY PROFIT AND LOSS STATEMENT   Q1/2004   Q2/2004   Q3/2004   Q4/2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005
-----------------------------------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                               11,181    11,071    11,143    11,021    11,196    11,267    11,762    11,983
   Mammoth                              1,686     1,437     1,207     1,667     2,000     1,705     1,431     1,978
Capacity Revenues
   Heber                                  741     3,150     7,968       741       741     3,150     7,968       741
   Mammoth                                163       693     1,753       163       163       693     1,753       163
Other & Bonus Revenues
   Heber                                  269       269       269       269       567       567       567       567
   Mammoth                                124       124       124       124       125       126       126       126
-------------------------------------------------------------------------------------------------------------------
Total Revenues                         14,164    16,744    22,464    13,985    14,792    17,507    23,606    15,558
-------------------------------------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                                1,537     1,537     1,537     1,537     1,542     1,542     1,542     1,542
   Mammoth                                313       313       313       313       321       321       321       321
Variable O&M Expenses
   Heber                                1,684     1,684     1,684     1,684     1,199     1,199     1,199     1,199
   Mammoth                                285       285       285       285       374       374       374       374
Utilities (IID)
   Heber                                  769       769       769       769       783       783       783       783
   Mammoth                                147       147       147       147       151       151       151       151
-------------------------------------------------------------------------------------------------------------------
Total O&M Expenses                      4,735     4,735     4,735     4,735     4,370     4,370     4,370     4,370
-------------------------------------------------------------------------------------------------------------------
Royalties
   Heber                                  654       754     1,006       625       650       778     1,052       690
   Mammoth                                178       204       280       178       207       228       301       205
Property Tax
   Heber                                    0       449       898       449         0       440       880       440
   Mammoth                                  0        20        40        20         0        78       156        78
Insurance
   Heber                                  211       211       211       211       217       217       217       217
   Mammoth                                 52        52        52        52        53        53        53        53
Surface Use Rental
   Heber                                   24        24        24        24        25        25        25        25
   Mammoth                                  8         8         8         8         8         8         8         8
-------------------------------------------------------------------------------------------------------------------
Total Owner's Costs                     1,126     1,720     2,518     1,565     1,160     1,827     2,691     1,715
-------------------------------------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation                   1,531     1,531     1,531     1,531     1,322     1,322     1,322     1,322
   Lease Interest                         233       233       233       233       156       156       156       156
   Interest on Escrow                     (54)      (54)      (54)      (54)      (74)      (74)      (74)      (74)
-------------------------------------------------------------------------------------------------------------------
TOTAL LEASE EXPENSES                    1,710     1,710     1,710     1,710     1,404     1,404     1,404     1,404
-------------------------------------------------------------------------------------------------------------------
Financing Costs                            15        15        15        15        15        15        15        15
-------------------------------------------------------------------------------------------------------------------
EBITDA                                  8,110    10,095    15,018     7,491     9,165    11,212    16,448     9,375
===================================================================================================================
Depreciation
   Heber                                2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543
   Mammoth                                421       421       421       421       421       421       421       421
-------------------------------------------------------------------------------------------------------------------
Total Depreciation                      2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
-------------------------------------------------------------------------------------------------------------------
Senior Loan Interest                        0         0         0         0         0         0         0         0
Bank Loan Interest                      2,752     2,752     2,738     2,718     2,886     2,872     2,864     2,842
-------------------------------------------------------------------------------------------------------------------
EBT                                       852     2,848     7,784       278     1,992     4,054     9,297     2,246
-------------------------------------------------------------------------------------------------------------------
Income Tax                                345     1,140     3,116       111       797     1,623     3,722       899
-------------------------------------------------------------------------------------------------------------------
Net Income                                517     1,708     4,667       167     1,194     2,431     5,575     1,347
===================================================================================================================

-----------------------------------------------------------------------------------------------------------
QUARTERLY PROFIT AND LOSS STATEMENT   Q1/2006   Q2/2006   Q3/2006   Q4/2006   Q1/2007   Q2/2007   Q3/2007
-----------------------------------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                               12,361    12,242    12,230    11,911    11,924    10,475     9,805
   Mammoth                              2,000     1,705     1,431     1,978     2,000     1,470     1,114
Capacity Revenues
   Heber                                  741     3,150     7,968       741       741     3,150     7,968
   Mammoth                                163       693     1,753       163       163       693     1,753
Other & Bonus Revenues
   Heber                                  567       567       567       567       567       567       567
   Mammoth                                127       127       127       127       125       125       125
-----------------------------------------------------------------------------------------------------------
Total Revenues                         15,959    18,484    24,076    15,487    15,519    16,479    21,331
-----------------------------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                                1,580     1,580     1,580     1,580     1,620     1,620     1,620
   Mammoth                                329       329       329       329       337       337       337
Variable O&M Expenses
   Heber                                1,155     1,155     1,155     1,155     1,216     1,216     1,216
   Mammoth                                304       304       304       304       310       310       310
Utilities (IID)
   Heber                                  799       799       799       799       814       814       814
   Mammoth                                155       155       155       155       158       158       158
-----------------------------------------------------------------------------------------------------------
Total O&M Expenses                      4,322     4,322     4,322     4,322     4,456     4,456     4,456
-----------------------------------------------------------------------------------------------------------
Royalties
   Heber                                  710       828     1,076       686       687       737       951
   Mammoth                                207       228       301       206       207       207       271
Property Tax
   Heber                                    0       431       862       431         0       422       845
   Mammoth                                  0        76       153        76         0        75       150
Insurance
   Heber                                  224       224       224       224       230       230       230
   Mammoth                                 55        55        55        55        56        56        56
Surface Use Rental
   Heber                                   25        25        25        25        26        26        26
   Mammoth                                  8         8         8         8         6         6         6
-----------------------------------------------------------------------------------------------------------
Total Owner's Costs                     1,228     1,876     2,703     1,710     1,212     1,759     2,535
-----------------------------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation                     917       917       917       917       724       724       724
   Lease Interest                          91        91        91        91        46        46        46
   Interest on Escrow                     (36)      (36)      (36)      (36)      (35)      (35)      (35)
-----------------------------------------------------------------------------------------------------------
TOTAL LEASE EXPENSES                      972       972       972       972       736       736       736
-----------------------------------------------------------------------------------------------------------
Financing Costs                            16        16        16        16        16        16        16
-----------------------------------------------------------------------------------------------------------
EBITDA                                 10,338    12,217    16,981     9,384     9,824    10,237    14,313
===========================================================================================================
Depreciation
   Heber                                2,543     2,543     2,543     2,543     2,543     2,543     2,543
   Mammoth                                421       421       421       421       421       421       421
-----------------------------------------------------------------------------------------------------------
Total Depreciation                      2,964     2,964     2,964     2,964     2,964     2,964     2,964
-----------------------------------------------------------------------------------------------------------
Senior Loan Interest                        0         0         0         0         0         0         0
Bank Loan Interest                      3,165     3,140     3,123     3,073     3,374     3,327     3,281
-----------------------------------------------------------------------------------------------------------
EBT                                     3,292     5,196     9,976     2,430     2,761     3,221     7,343
-----------------------------------------------------------------------------------------------------------
Income Tax                              1,318     2,080     3,994       973     1,106     1,289     2,940
-----------------------------------------------------------------------------------------------------------
Net Income                              1,974     3,115     5,982     1,457     1,656     1,931     4,403
===========================================================================================================

-------------------------------------------------------------------------------------
QUARTERLY PROFIT AND LOSS STATEMENT   Q4/2007   Q1/2008   Q2/2008   Q3/2008   Q4/2008
-----------------------------------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                                9,548     9,922     9,826     7,307     7,120
   Mammoth                              1,540     1,587     1,353     1,136     1,570
Capacity Revenues
   Heber                                  741       741     3,150     7,968       741
   Mammoth                                163       163       693     1,753       163
Other & Bonus Revenues
   Heber                                  567       567       567       567       567
   Mammoth                                125       125       125       125       125
-------------------------------------------------------------------------------------
Total Revenues                         12,683    13,105    15,714    18,856    10,286
-------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                                1,620     1,660     1,660     1,680     1,660
   Mammoth                                337       346       346       346       346
Variable O&M  Expenses
   Heber                                1,216     1,379     1,379     1,379     1,379
   Mammoth                                310       317       317       317       317
Utilities (IID)
   Heber                                  814       830       830       830       830
   Mammoth                                158       162       162       162       162
-------------------------------------------------------------------------------------
Total O&M Expenses                      4,456     4,694     4,694     4,694     4,694
-------------------------------------------------------------------------------------
Royalties
   Heber                                  584       583       702       817       434
   Mammoth                                164       169       196       273       167
Property Tax
   Heber                                  422         0       414       828       414
   Mammoth                                 75         0        73       147        73
Insurance
   Heber                                  230       237       237       237       237
   Mammoth                                 56        58        58        58        58
Surface Use Rental
   Heber                                   26        27        27        27        27
   Mammoth                                  6         6         6         6         6
-------------------------------------------------------------------------------------
Total Owner's Costs                     1,545     1,080     1,714     2,393     1,416
-------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation                     724       448       448       448       448
   Lease Interest                          46        14        14        14        14
   Interest on Escrow                     (35)      (42)      (42)      (42)      (42)
-------------------------------------------------------------------------------------
TOTAL LEASE EXPENSES                      736       420       420       420       420
-------------------------------------------------------------------------------------
Financing Costs                            16        16        16        16        16
-------------------------------------------------------------------------------------
EBITDA                                  6,655     7,343     9,319    11,782     4,188
=====================================================================================
Depreciation
   Heber                                2,543     2,543     2,543     2,543     2,543
   Mammoth                                421       421       421       421       421
-------------------------------------------------------------------------------------
Total Depreciation                      2,964     2,964     2,964     2,964     2,964
-------------------------------------------------------------------------------------
Senior Loan Interest                        0         0         0         0         0
Bank Loan Interest                      3,225     3,334     3,285     3,256     3,187
-------------------------------------------------------------------------------------
EBT                                      -259       597     2,622     5,114    -2,412
-------------------------------------------------------------------------------------
Income Tax                               -104       239     1,050     2,047      -966
-------------------------------------------------------------------------------------
Net Income                               -155       358     1,572     3,066    -1,446
=====================================================================================

1 OUT OF 13                      CLOSING VERSION                     EXHIBIT G-3

                                   Projections

----------------------------------------------------------------------------------------------------------------------------
Quarterly Profit and

                           Q1/2009   Q2/2009   Q3/2009   Q4/2009   Q1/2010   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                     7,522     7,453     7,447     7,256     7,720     7,649     7,643     7,448     7,924     7,851
   Mammoth                   1,627     1,387     1,164     1,609     1,665     1,420     1,192     1,647     1,704     1,453
Capacity Revenues
   Heber                       741     3,150     7,968       741       741     3,150     7,968       741       741     3,150
   Mammoth                     163       693     1,753       163       163       693     1,753       163       163       693
Other and Bonus Revenues
   Heber                       567       567       567       567       567       567       567       567       567       567
   Mammoth                     127       127       127       127       129       129       129       129       131       131
----------------------------------------------------------------------------------------------------------------------------
Total Revenues              10,747    13,377    19,026    10,463    10,985    13,608    19,252    10,694    11,230    13,845
----------------------------------------------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                     1,702     1,702     1,702     1,702     1,744     1,744     1,744     1,744     1,788     1,788
   Mammoth                     354       354       354       354       363       363       363       363       372       372
Variable O&M Expenses
   Heber                     1,243     1,243     1,243     1,243     1,309     1,309     1,309     1,309     1,306     1,306
   Mammoth                     323       323       323       323       329       329       329       329       336       336
Utilities (IID)
   Heber                       847       847       847       847       863       863       863       863       881       881
   Mammoth                     166       166       166       166       171       171       171       171       175       175
----------------------------------------------------------------------------------------------------------------------------
Total O&M Expenses           4,635     4,635     4,635     4,635     4,780     4,780     4,780     4,780     4,858     4,858
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                       455       575       824       441       465       586       834       451       475       596
   Mammoth                     172       199       276       171       176       202       279       174       180       205
Property Tax
   Heber                         0       406       811       406         0       398       795       398         0       390
   Mammoth                       0        72       144        72         0        70       141        70         0        69
Insurance
   Heber                       244       244       244       244       252       252       252       252       259       259
   Mammoth                      60        60        60        60        62        62        62        62        63        63
Surface Use Rental
   Heber                        27        27        27        27        28        28        28        28        29        29
   Mammoth                       6         6         6         6         6         6         6         6         6         6
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs            965     1,590     2,393     1,427       989     1,603     2,396     1,441     1,013     1,618
----------------------------------------------------------------------------------------------------------------------------
Lease Expenses (Holder)
   Lease Depreciation            0         0         0         0         0         0         0         0         0         0
   Lease Interest                0         0         0         0         0         0         0         0         0         0
   Interest on Escrow            0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                 17        17        17        17        17        17        17        17        17        17

----------------------------------------------------------------------------------------------------------------------------
EBITDA                       5,130     7,135    11,981     4,384     5,200     7,208    12,059     4,457     5,342     7,352
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543
   Mammoth                     421       421       421       421       421       421       421       421       421       421
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation           2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,954     2,964     2,964
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest             0         0         0         0         0         0         0         0         0         0
Bank Loan Interest           3,080     3,064     3,060     2,962     2,865     2,845     2,841     2,743     2,630     2,601
----------------------------------------------------------------------------------------------------------------------------
EBT                           -914     1,106     5,957    -1,543      -629     1,398     6,254    -1,251      -252     1,787
----------------------------------------------------------------------------------------------------------------------------

Income Tax                    -366       443     2,385      -618      -252       560     2,504      -501      -101       715

----------------------------------------------------------------------------------------------------------------------------
Net Income                    -546       663     3,572      -925      -377       839     3,750      -750      -151     1,072
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                           Q3/2011   Q4/2011   Q1/2012   Q2/2012   Q3/2012   Q4/2012   Q1/2013   Q2/2013   Q3/2013   Q4/2013
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                     7,845     7,644     7,890     7,817     7,811     7,610     8,347     8,270     8,263     8,052
   Mammoth                   1,220     1,686     1,745     1,488     1,249     1,726     1,785     1,522     1,278     1,766
Capacity Revenues
   Heber                     7,968       741       741     3,150     7,968       741       741     3,150     7,968       741
   Mammoth                   1,753       163       163       693      1753       163       163       693     1,753       163
Other and Bonus Revenues
   Heber                       567       567       567       567       567       567       567       567       567       567
   Mammoth                     131       131       133       133       133       133       135       135       135       135
----------------------------------------------------------------------------------------------------------------------------
Total Revenues              19,483    10,931    11,239    13,847    19,480    10,940    11,738    14,337    19,964    11,423
----------------------------------------------------------------------------------------------------------------------------
Fixed O&M Expenses
   Heber                     1,788     1,788     1,832     1,832     1,832     1,832     1,878     1,878     1,878     1,878
   Mammoth                     372       372       382       382       382       382       391       391       391       391
Variable O&M Expenses
   Heber                     1,306     1,306     1,339     1,339     1,339     1,339     1,409     1,409     1,409     1,409
   Mammoth                     336       336       343       343       343       343       350       350       350       350
Utilities (IID)
   Heber                       881       881       898       898       898       898       916       916       916       916
   Mammoth                     175       175       179       179       179       179       184       184       184       184
----------------------------------------------------------------------------------------------------------------------------
Total O&M Expenses           4,858     4,858     4,973     4,973     4,973     4,973     5,128     5,128     5,128     5,128
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                       844       461       474       595       843       460       497       617       866       482
   Mammoth                     281       178       184       209       284       182       187       212       287       186
Property Tax
   Heber                       779       390         0       382       764       382         0       374       748       374
   Mammoth                     138        89         0        68       135        68         0        66       133        66
Insurance
   Heber                       259       259       267       267       267       267       275       275       275       275
   Mammoth                      63        63        65        65        65        65        67        67        67        67
Surface Use Rental
   Heber                        29        29        30        30        30        30        30        30        30        30
   Mammoth                       6         6         7         7         7         7         7         7         7         7
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs          2,401     1,455     1,026     1,621     2,394     1,459     1,064     1,649     2,413     1,487
----------------------------------------------------------------------------------------------------------------------------
Lease Expenses (Holder)
   Lease Depreciation            0         0         0         0         0         0         0         0         0         0
   Lease Interest                0         0         0         0         0         0         0         0         0         0
   Interest on Escrow            0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                 17        17        18        18        18        18        18        18        18        18

----------------------------------------------------------------------------------------------------------------------------
EBITDA                      12,208     4,601     5,222     7,236    12,095     4,490     5,528     7,542    12,405     4,790
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543
   Mammoth                     421       421       421       421       421       421       421       421       421       421
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation           2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Bank Loan Interest           2,591     2,483     2,483     2,452     2,436     2,319     2,185     2,144     2,114     1,990
----------------------------------------------------------------------------------------------------------------------------
EBT                          6,552      -847      -255     1,819     6,695      -793       379     2,433     7,327      -165
----------------------------------------------------------------------------------------------------------------------------

Income Tax                   2,663      -339       -90       728     2,681      -318       152       974     2,934       -66

----------------------------------------------------------------------------------------------------------------------------
Net Income                   3,989      -508      -135      1091     4,015      -476       227     1,459     4,394       -99
----------------------------------------------------------------------------------------------------------------------------

2 out of 13                      Closing Version                     EXHIBIT G-3

                                   Projections

----------------------------------------------------------------------------------------------------------------------------
Quarterly Profit and

                           Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015   Q3/2015   Q4/2015   Q1/2016   Q2/2016
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                     8,567     8,488     8,481     8,264     8,792     8,711     8,704     8,481     9,024     8,940
   Mammoth                   1,827     1,558     1,308     1,807     1,870     1,594     1,338     1,849     1,913     1,631
Capacity Revenues
   Heber                       741     3,150     7,968       741       741     3,150     7,968       741       352     1,496
   Mammoth                     163       693     1,753       163       163       693     1,753       163       163       693
Other and Bonus Revenues
   Heber                       567       567       567       567       567       567       567       567       269       269
   Mammoth                     137       137       137       137       139       139       139       139       114       114
----------------------------------------------------------------------------------------------------------------------------
Total Revenues              12,001    14,592    20,213    11,678    12,271    14,854    20,469    11,940    11,834    13,143
----------------------------------------------------------------------------------------------------------------------------
Fixed O & M Expenses
   Heber                     1,925     1,925     1,925     1,925     1,973     1,973     1,973     1,973     2,023     2,023
   Mammoth                     401       401       401       401       411       411       411       411       421       421
Variable O & M Expenses
   Heber                     1,406     1,406     1,406     1,406     1,441     1,441     1,441     1,441     1,516     1,516
   Mammoth                     357       357       357       357       364       364       364       364       372       372
Utilities (IID)
   Heber                       934       934       934       934       953       953       953       953       972       972
   Mammoth                     188       188       188       188       193       193       193       193       198       198
----------------------------------------------------------------------------------------------------------------------------
Total O & M Expenses         5,212     5,212     5,212     5,212     5,336     5,336     5,336     5,336     5,502     5,502
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                       508       629       877       493       520       640       888       504       498       554
   Mammoth                     191       215       290       189       195       219       293       193       198       221
Property Tax
   Heber                         0       367       733       367         0       359       719       359         0       352
   Mammoth                       0        65       130        65         0        64       127        64         0        62
Insurance
   Heber                       263       283       283       283       292       292       292       292       301       301
   Mammoth                      69        69        69        69        71        71        71        71        73        73
Surface Use Rental
   Heber                        31        31        31        31        32        32        32        32        33        33
   Mammoth                       7         7         7         7         7         7         7         7         8         8
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs          1,090     1,666     2,421     1,505     1,118     1,684     2,429     1,523     1,110     1,604
----------------------------------------------------------------------------------------------------------------------------

Lease Expenses (Heber)
   Lease Depreciation            0         0         0         0         0         0         0         0         0         0
   Lease Interest                0         0         0         0         0         0         0         0         0         0
   Interest on Escrow            0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                 18        18        18        18        19        19        19        19        19        19

----------------------------------------------------------------------------------------------------------------------------
EBITDA                       5,680     7,695    12,562     4,943     5,799     7,815    12,684     5,062     5,203     6,018
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                     2,543     2,543     2,543     2,543     2,543     2,543     2,543     2,543     1,587     1,587
   Mammoth                     421       421       421       421       421       421       421       421       421       421
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation           2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,008     2,008
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest             0         0         0         0         0         0         0         0         0         0
Bank Loan Interest           1,847     1,795     1,754     1,611     1,447     1,395     1,354     1,211     1,088     1,057
----------------------------------------------------------------------------------------------------------------------------
EBT                            869     2,935     7,843       368     1,388     3,455     8,366       887     2,108     2,954
----------------------------------------------------------------------------------------------------------------------------

Income Tax                     348     1,175     3,140       147       555     1,383     3,349       355       844     1,183
----------------------------------------------------------------------------------------------------------------------------
Net Income                     521     1,760     4,703       221       832     2,072     5,016       532     1,264     1,771
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                           Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017   Q1/2018   Q2/2018   Q3/2018   Q4/2018
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                     8,933     8,704     8,984     8,900     8,893     8,665     9,504     9,416     9,409     9,167
   Mammoth                   1,369     1,892     1,958     1,669     1,401     1,936     2,003     1,708     1,434     1,981
Capacity Revenues
   Heber                     3,784       352       352     1,496     3,784       352       352     1,496     3,784       352
   Mammoth                   1,753       163       163       693     1,753       163       163       693     1,753       163
Other and Bonus Revenues
   Heber                       269       269       269       269       269       269       269       269       269       269
   Mammoth                     114       114       116       116       116       116       118       118       118       118
----------------------------------------------------------------------------------------------------------------------------
Total Revenues              16,223    11,494    11,842    13,144    16,217    11,501    12,410    13,701    18,767    12,051
----------------------------------------------------------------------------------------------------------------------------
Fixed O & M Expenses
   Heber                     2,023     2,023     2,073     2,073     2,073     2,073     2,125     2,125     2,125     2,125
   Mammoth                     421       421       432       432       432       432       443       443       443       443
Variable O & M Expenses
   Heber                     1,516     1,516     1,514     1,514     1,514     1,514     1,552     1,552     1,552     1,552
   Mammoth                     372       372       379       379       379       379       387       387       387       387
Utilities (IID)
   Heber                       972       972       992       992       992       992     1,012     1,012     1,012     1,012
   Mammoth                     198       198       203       203       203       203       208       208       208       208
----------------------------------------------------------------------------------------------------------------------------
Total O & M Expenses         5,502     5,502     5,594     5,594     5,594     5,594     5,727     5,727     5,727     5,727
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                       676       481       496       553       675       479       522       579       701       505
   Mammoth                     294       196       202       225       297       200       207       228       301       205
Property Tax
   Heber                       704       352         0       345       690       345         0       338       676       338
   Mammoth                     125        62         0        61       122        61         0        60       120        60
Insurance
   Heber                       301       301       310       310       310       310       319       319       319       319
   Mammoth                      73        73        76        76        76        76        78        78        78        78
Surface Use Rental
   Heber                        33        33        33        33        33        33        34        34        34        34
   Mammoth                       8         8         8         8         8         8         8         8         8         8
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs          2,214     1,506     1,125     1,610     2,211     1,512     1,168     1,644     2,236     1,547
----------------------------------------------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation            0         0         0         0         0         0         0         0         0         0
   Lease Interest                0         0         0         0         0         0         0         0         0         0
   Interest on Escrow            0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                 19        19        19        19        19        19        20        20        20        20

----------------------------------------------------------------------------------------------------------------------------
EBITDA                       8,488     4,467     5,104     5,921     8,393     4,375     5,495     6,310     8,784     4,757
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587
   Mammoth                     421       421       421       421       421       421       421       421       421       421
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation           2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest             0         0         0         0         0         0         0         0         0         0
Bank Loan Interest           1,026       954       893       841       800       718       636       575       513       421
----------------------------------------------------------------------------------------------------------------------------
EBT                          5,454     1,505     2,203     3,072     5,585     1,649     2,851     3,727     8,263     2,329
----------------------------------------------------------------------------------------------------------------------------
Income Tax                   2,184       602       882     1,230     2,236       660     1,141     1,492     2,508       932
----------------------------------------------------------------------------------------------------------------------------
Net Income                   3,270       902     1,321     1,842     3,349       989     1,709     2,235     3,756     1,395
----------------------------------------------------------------------------------------------------------------------------

3 out of 13                      Closing Version                     EXHIBIT G-3

                                   Projections

----------------------------------------------------------------------------------------------------------------------------
Quarterly Profit and

                           Q1/2019   Q2/2019   Q3/2019   Q4/2019   Q1/2020   Q2/2020   Q3/2020   Q4/2020   Q1/2021   Q2/2021
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                    9,754     9,663      9,656     9,408    10,010     9,917     9,909     9,655    10,272    10,177
   Mammoth                  2,050     1,748      1,467     2,028     2,098     1,789     1,502     2,075         0         0
Capacity Revenues
   Heber                      352     1,496      3,784       352       352     1,496     3,784       352       352     1,496
   Mammoth                    163       693      1,753       163       163       693     1,753       163         0         0
Other and Bonus Revenues
   Heber                      269       269        269       269       269       269       269       269       269       269
   Mammoth                    120       120        120       120       123       123       123       123         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Revenues             12,708    13,990     17,050    12,340    13,014    14,287    17,340    12,636    10,894    11,943
----------------------------------------------------------------------------------------------------------------------------
Fixed O & M Expenses
   Heber                    2,178     2,178      2,178     2,178     2,233     2,233     2,233     2,233     2,289     2,289
   Mammoth                    454       454        454       454       465       465       485       465         0         0
Variable O & M Expenses
   Heber                    1,632     1,632      1,632     1,632     1,631     1,631     1,631     1,631     1,671     1,671
   Mammoth                    395       395        395       395       404       404       404       404         0         0
Utilities (IID)
   Heber                    1,033     1,033      1,033     1,033     1,054     1,054     1,054     1,054     1,075     1,075
   Mammoth                    213       213        213       213       218       218       218       218         0         0
----------------------------------------------------------------------------------------------------------------------------
Total O & M Expenses        5,905     5,905      5,905     5,905     6,004     6,004     6,004     6,004     5,035     5,035
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                      535       592        713       517       548       605       726       530       562       618
   Mammoth                    211       232        304       209       216       236       307       213         0         0
Property Tax
   Heber                        0       331        663       331         0       325       650       325         0       318
   Mammoth                      0        59        117        59         0        58       115        58         0         0
Insurance
   Heber                      328       328        328       328       338       338       338       338       348       348
   Mammoth                     80        80         80        80        83        83        83        83         0         0
Surface Use Rental
   Heber                       35        35         35        35        36        36        36        36        37        37
   Mammoth                      8         8          8         8         8         8         8         8         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs         1,198     1,666      2,249     1,658     1,229     1,688     2,263     1,591       947     1,322
----------------------------------------------------------------------------------------------------------------------------
Lease Expenses (Heber)
   Lease Depreciation           0         0          0         0         0         0         0         0         0         0
   Lease Interest               0         0          0         0         0         0         0         0         0         0
   Interest on Escrow           0         0          0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses            0         0          0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                20        20         20        20         0         0         0         0         0

----------------------------------------------------------------------------------------------------------------------------
EBITDA                      5,585     6,399      8,875     4,846     5,781     6,595     9,072     5,041     4,911     5,586
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                    1,587     1,587      1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587
   Mammoth                    421       421        421       421       421       421       421       421         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation          2,008     2,008      2,008     2,008     2,008     2,008     2,008     2,008     1,587     1,587
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest            0         0          0         0         0         0         0         0         0         0
Bank Loan Interest            339       277        215       113         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
EBT                         3,238     4,114      6,652     2,726     3,773     4,587     7,065     3,033     3,325     3,999
----------------------------------------------------------------------------------------------------------------------------

Income Tax                  1,297     1,647     2,663     1,091     1,511     1,836     2,828     1,214     1,331     1,601

----------------------------------------------------------------------------------------------------------------------------
Net Income                  1,942     2,467     3,989     1,634     2,263     2,750     4,236     1,819     1,994     2,398
----------------------------------------------------------------------------------------------------------------------------

                           Q3/2021   Q4/2021   Q1/2022   Q2/2022   Q3/2022   Q4/2022   Q1/2023   Q2/2023   Q3/2023   Q4/2023
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy Revenues
   Heber                    10,169     9,908     4,536     4,486     4,478     4,352     4,652     4,600     4,591     4,483
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Capacity Revenues
   Heber                     3,784       352       352     1,496     3,784       352       352     1,496     3,784       352
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Other and Bonus Revenues
   Heber                       269       269       269       269       269       269       269       269       269       269
   Mammoth                       0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Revenues              14,223    10,529     5,157     6,251     8,531     4,973     5,273     6,385     8,645     5,084
----------------------------------------------------------------------------------------------------------------------------
Fixed O & M Expenses
   Heber                     2,289     2,289     1,078     1,078     1,078     1,078     1,105     1,105     1,105     1,105
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Variable O & M Expenses
   Heber                     1,671     1,671       995       995       995       995       944       944       944       944
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Utilities (IID)
   Heber                     1,075     1,075       515       515       515       515       526       526       526       526
   Mammoth                       0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total O & M Expenses         5,035     5,035     2,587     2,587     2,587     2,587     2,575     2,575     2,575     2,575
----------------------------------------------------------------------------------------------------------------------------

Royalties
   Heber                       740       543       275       334       458       266       282       340       462       271
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Property Tax
   Heber                       637       318         0       221       443       221         0       217       434       217
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Insurance
   Heber                       348       348       158       158       158       158       163       163       163       163
   Mammoth                       0         0         0         0         0         0         0         0         0         0
Surface Use Rental
   Heber                        37        37        38        38        38        39        39        39        39        39
   Mammoth                       0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Owner's Costs          1,762     1,247       471       751     1,094       683       483       758     1,097       690
----------------------------------------------------------------------------------------------------------------------------
Lease Expenses (Holder)
   Lease Depreciation            0         0         0         0         0         0         0         0         0         0
   Lease Interest                0         0         0         0         0         0         0         0         0         0
   Interest on Escrow            0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Lease Expenses             0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------

Financing Costs                  0         0         0         0         0         0         0         0         0         0

----------------------------------------------------------------------------------------------------------------------------
EBITDA                       7,426     4,248     2,099     2,913     4,850     1,703     2,215     3,032     4,972     1,818
----------------------------------------------------------------------------------------------------------------------------
Depreciation
   Heber                     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587
   Mammoth                       0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
Total Depreciation           1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587
----------------------------------------------------------------------------------------------------------------------------
Senior Loan Interest             0         0         0         0         0         0         0         0         0         0
Bank Loan Interest               0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------
EBT                          5,839     2,661       512     1,326     3,263       116       828     1,445     3,386       232
----------------------------------------------------------------------------------------------------------------------------

Income Tax                   2,338     1,065       205       531     1,306        47       251       578     1,356        93

----------------------------------------------------------------------------------------------------------------------------
Net Income                   3,501     1,595       307       795     1,956        70       376       866     2,030       139
----------------------------------------------------------------------------------------------------------------------------

4 out of 13                      Closing Version                     EXHIBIT G-3

                                                                     EXHIBIT G-3

                                   Projections

--------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow

                                  Q1/2004  Q2/2004  Q3/2004  Q4/2004  Q1/2005  Q2/2005  Q3/2005  Q4/2005  Q1/2006  Q2/2006
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

EBT                                   862    2,848    7,784      278    1,992    4,054    9,297    2,246    3,292    5,196
   Add Back Interest                2,752    2,752    2,738    2,718    2,886    2,872    2,864    2,842    3,165    3,140
   Add Back Depreciation            4,496    4,496    4,496    4,496    4,287    4,287    4,287    4,287    3,881    3,881
   Minus Lease Principal           (1,531)  (1,531)  (1,531)  (1,531)  (1,322)  (1,322)  (1,322)  (1,322)    (917)    (917)
   Minus/Plus Lease Reserve Acco   (4,500)       0        0        0        0        0        0    4,500        0        0
   Minus Add.Payment to Lessor          0        0        0        0        0        0        0        0        0        0
   Plus/Minus WC                    3,330   (2,856)  (2,806)   5,513     (294)  (2,908)  (3,217)   5,279      118   (2,833)
--------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Service       5,408    5,708   10,680   11,473    7,549    6,982   11,909   17,831    9,539    8,467
--------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                     (2,913)  (4,855)  (1,700)  (4,855)       0   (4,410)  (3,884)    (971)       0        0
   Minus Senior Loan DS                 0        0        0        0        0        0        0        0        0        0
   MinusBank Loan DS               (2,752)  (3,525)  (3,897)  (3,876)  (3,659)  (3,258)  (4,023)  (5,160)  (4,324)  (3,912)
   Debt Reserve Account in/out        113    1,321   (2,557)     215      401      328    2,016      623      411   (1,528)
--------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax              -143   -1,351    2,527    2,957    4,291     -358    1,986   12,323    5,627    3,026
==========================================================================================================================
Cash After Tax
EBT                                   862    2,848    7,784      278    1,992    4,054    9,297    2,246    3,292    5,196
Plus Book Depreciation              4,496    4,496    4,496    4,496    4,287    4,287    4,287    4,287    3,881    3,881
Minus Tax Depreciation             (6,143)  (6,143)  (6,143)  (6,143)  (8,888)  (8,888)  (8,888)  (8,888)  (6,009)  (6,009)
Taxable Income                       -785    1,201    6,136   -1,369   -2,610     -548    4,695   -2,356    1,165    3,068
Paid Taxes                              0     (166)  (2,457)       0        0        0      (68)       0        0     (752)
--------------------------------------------------------------------------------------------------------------------------
Cash After Tax                       -143   -1,517       70    2,957    4,231     -358    1,919   12,323    5,627    2,275
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow
                                  Q3/2006  Q4/2006  Q1/2007  Q2/2007  Q3/2007  Q4/2007  Q1/2008  Q2/2008  Q3/2008  Q4/2008
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

EBT                                 9,976    2,430    2,761    3,221    7,343     -259      597    2,622    5,114   -2,412
   Add back Interest                3,123    3,073    3,374    3,327    3,281    3,225    3,334    3,285    3,256    3,187
   Add back Depreciation            3,881    3,881    3,689    3,689    3,689    3,689    3,412    3,412    3,412    3,412
   Minus Lease Principal             (917)    (917)    (724)    (724)    (724)    (724)    (448)    (448)    (448)    (448)
   Minus/Plus Lease Reserve Acod        0        0        0        0        0        0        0        0        0    3,000
   Minus Add Payment to Lessor          0        0        0        0        0        0        0        0        0        0
   Plus/Minus WC                   (2,694)   5,541      274   (1,258)  (2,744)   5,617      (39)  (2,856)  (1,096)   5,600
--------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Service      13,370   14,009    9,374    8,254   10,845   11,548    6,856    6,015   10,238   12,340
--------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                          0        0        0        0        0        0        0        0        0        0
   Minus Senior Loan DS                 0        0        0        0        0        0        0        0        0        0
   MinusBank Loan DS               (5,441)  (5,391)  (5,305)  (5,259)  (5,598)  (5,543)  (5,265)  (4,444)  (5,959)  (7,436)
   Debt Reserve Account in/out         50       86       46     (340)      56      277      821      801   (2,154)   3,701
--------------------------------------------------------------------------------------------------------------------------
Cash for Equity Pre Tax             7,979    8,704    4,115    2,656    5,302    6,289    2,412      771    2,124    8,605
==========================================================================================================================
Cash After Tax
EBT                                 9,976    2,430    2,761    3,221    7,343     -259      597    2,622    5,114   -2,412
Plus Book Depreciation              3,881    3,881    3,689    3,689    3,689    3,689    3,412    3,412    3,412    3,412
Minus Tax Depreciation             (6,009)  (6,009)  (4,225)  (4,225)  (4,225)  (4,225)  (4,174)  (4,174)  (4,174)  (4,174)
Taxable Income                      7,849      303    2,225    2,684    6,807     -796     -165    1,860    4,352   -3,174
Paid Taxes                         (3,143)    (121)    (891)  (1,075)  (2,725)       0        0     (360)  (1,742)       0
--------------------------------------------------------------------------------------------------------------------------
Cash After Tax                      4,836    8,583    3,225    1,581    2,577    6,283    2,412      411      382    8,605
==========================================================================================================================

5 out of 13                      Closing Version

                                                                     EXHIBIT G-3

                                   Projections

----------------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow

                                 Q1/2009   Q2/2009   Q3/2009   Q4/2009   Q1/2010   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                                 -914     1,106     5,957    -1,543      -629     1,398     6,254    -1,251      -252     1,787
   Add Back Interest               3,080     3,064     3,060     2,962     2,865     2,845     2,841     2,743     2,630     2,601
   Add Back Depreciation           2,984     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
   Minus Lease Principal               0         0         0         0         0         0         0         0         0         0
   Minus/Plus Lease Reserve            0         0         0         0         0         0         0         0         0         0
   Minus Add Payment to Lessor      (321)     (321)     (321)     (321)     (318)     (318)     (318)     (318)     (332)     (332)
   Plus/Minus WC                    (109)   (2,827)   (2,774)    5,593      (145)   (2,824)   (2,770)    5,586      (149)   (2,822)
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Service      4,700     3,988     8,886     9,656     4,737     4,068     8,971     9,725     4,881     4,199
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                         0         0         0         0         0         0         0         0         0         0
   Minus Senior Loan DS                0         0         0         0         0         0         0         0         0         0
   MinusBank Loan DS              (3,698)   (3,219)   (6,923)   (6,825)   (3,637)   (3,000)   (6,704)   (7,224)   (3,789)   (2,987)
   Debt Reserve Account in/out       479      (399)     (997)      978       638      (548)   (1,149)      908       802      (621)
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax            1,481       369       967     3,809     1,738       518     1,119     3,409     1,874       591
==================================================================================================================================
Cash After Tax
EBT                                 -914     1,106     5,957    -1,543      -629     1,398     6,254    -1,251      -252     1,787
Plus Book Depreciation             2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
Minus Tax Depreciation            (2,855)   (2,855)   (2,855)   (2,855)   (1,567)   (1,567)   (1,567)   (1,567)   (1,574)   (1,574)
Taxable Income                      -804     1,218     6,067    -1,432       76_     2,795     7,651       146     1,138     3,178
Paid Taxes                             0         0    (1,323)        0         0      (853)   (3,063)      (59)     (456)   (1,272)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                     1,481       369      -365     3,809     1,738      -335    -1,944     3,351     1,419      -681
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow

                                 Q3/2011   Q4/2011   Q1/2012   Q2/2012   Q3/2012   Q4/2012   Q1/2013   Q2/2013   Q3/2013   Q1/2013
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                                6,652      -847      -225     1,819     6,695      -793       379     2,433     7,327      -165
   Add Back Interest               2,591     2,483     2,483     2,452     2,436     2,319     2,185     2,144     2,114     1,990
   Add Back Depreciation           2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
   Minus Lease Principal               0         0         0         0         0         0         0         0         0         0
   Minus/Plus Lease Reserve            0         0         0         0         0         0         0         0         0         0
   Minus Add Payment to Les         (332)     (332)     (337)     (337)     (337)     (337)     (334)     (334)     (334)     (334)
   Plus/Minus WC                  (2,766)    5,579         5    (2,816)   (2,765)    5,571      (314)   (2,817)   (2,757)    5,565
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Ser          9,110     9,848     4,890     4,082     8,993     9,724     4,881     4,392     9,314    10,022
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                         0         0         0         0         0         0         0         0         0         0
   Minus Senior Loan DS                0         0         0         0         0         0         0         0         0         0
   MinusBank Loan DS              (6,840)   (7,118)   (3,642)   (3,070)   (6,839)   (7,340)   (3,730)   (3,303)   (6,749)   (7,398)
   Debt Reserve Account in/out    (1,150)    1,116       572      (521)   (1,092)      953       427      (559)   (1,298)    1,382
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax            1,120     3,846     1,820       491     1,062     3,337     1,578       529     1,268     4,006
==================================================================================================================================
Cash After Tax
EBT                                6,652      -847      -225     1,819     6,695      -793       379     2,433     7,327      -165
Plus Book Depreciation             2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964
Minus Tax Depreciation            (1,574)   (1,574)   (1,572)   (1,572)   (1,572)   (1,572)   (1,587)   (1,587)   (1,587)   (1,587)
Taxable Income                     8,043       544     1,167     3,211     8,087       599     1,756     3,810     8,704     1,212
Paid Taxes                        (3,220)     (218)     (467)   (1,286)   (3,238)     (240)     (703)   (1,526)   (3,485)     (485)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                    -2,100     3,629     1,353      -795    -2,176     3,097       875      -996    -2,217     3,521
==================================================================================================================================

6 out of 13                      Closing Version

                                                                     EXHIBIT G-3

                                   Projections

----------------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow

                                 Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015   Q3/2015   Q4/2015   Q1/2016   Q2/2016
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                                  869     2,935     7,843       368     1,388     3,455     8,366       887     2,108     2,954
   Add Back Interest               1,847     1,795     1,754     1,611     1,447     1,395     1,354     1,211     1,088     1,057
   Add Back Depreciation           2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,008     2,008
   Minus Lease Principal               0         0         0         0         0         0         0         0         0         0
   Minus/Plus Lease Reserve            0         0         0         0         0         0         0         0         0         0
   Minus Add Payment to Les         (349)     (348)     (349)     (349)     (354)     (354)     (354)     (354)     (350)     (350)
   Plus/Minus WC                    (161)   (2,814)   (2,753)    5,558      (165)   (2,811)   (2,748)    5,551       306    (1,544)
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Ser          5,171     4,533     9,461    10,153     5,279     4,649     9,582    10,259     5,159     4,124
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                         0         0         0         0         0         0         0         0         0         0
   Minus Senior Loan DS                0         0         0         0         0         0         0         0         0         0
   MinusBank Loan DS              (3,778)   (3,340)   (7,162)   (7,791)   (3,378)   (2,940)   (6,762)   (5,846)   (2,246)   (2,216)
   Debt Reserve Account in/out       438      (611)   (1,164)    1,738       438      (869)   (1,425)    2,989        31      (969)
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax            1,830       581     1,134     4,100     2,339       838     1,395     7,402     2,944       939
==================================================================================================================================
Cash After Tax
EBT                                  869     2,935     7,843       368     1,388     3,455     8,366       887     2,108     2,954
Plus Book Depreciation             2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,964     2,008     2,008
Minus Tax Depreciation            (1,594)   (1,594)   (1,594)   (1,594)   (1,597)   (1,597)   (1,597)   (1,597)   (1,198)   (1,198)
Taxable Income                     2,239     4,305     9,213     1,738     2,755     4,822     9,733     2,255     2,918     3,764
Paid Taxes                          (897)   (1,724)   (3,689)     (696)   (1,103)   (1,931)   (3,897)     (903)   (1,168)   (1,507)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                       934    -1,143    -2,554     3,404     1,236    -1,091    -2,502     6,499     1,775      -568
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow
                                 Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017   Q1/2018   Q2/2018   Q3/2018   Q4/2018
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                                5,454     1,505     2,203     3,072     5,585     1,649     2,851     3,727     6,263     2,329
   Add Back Interest               1,026       954       893       841       800       718       636       575       813       421
   Add Back Depreciation           2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008
   Minus Lease Principal               0         0         0         0         0         0         0         0         0         0
   Minus/Plus Lease Reserve            0         0         0         0         0         0         0         0         0         0
   Minus Add Payment to Les         (350)     (350)     (366)     (366)     (366)     (366)     (372)     (372)     (372)     (372)
   Plus/Minus WC                  (1,478)    3,014         6    (1,538)   (1,477)    3,005      (358)   (1,538)   (1,468)    2,998
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Ser          6,659     7,130     4,744     4,017     6,650     7,014     4,785     4,400     6,944     7,384
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                         0         0         0         0         0         0         0         0         0         0
   Minus Senior Loan DS                0         0         0         0         0         0         0         0         0         0
   MinusBank Loan DS              (3,730)   (3,272)   (2,824)   (2,386)   (3,890)   (3,808)   (2,954)   (2,892)   (3,989)   (3,511)
   Debt Reserve Account in/out       (87)      448       438      (830)     (591)      855        62      (769)      150       855
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax            2,842     4,306     2,358       800     2,069     4,081     1,873       736     3,105     4,728
==================================================================================================================================
Cash After Tax
EBT                                5,454     1,505     2,203     3,072     5,585     1,649     2,851     3,727     6,263     2,329
Plus Book Depreciation             2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008
Minus Tax Depreciation            (1,198)   (1,198)   (1,198)   (1,198)   (1,198)   (1,198)   (1,213)   (1,213)   (1,213)   (1,213)
Taxable Income                     6,264     2,315     3,013     3,881     6,394     2,459     3,646     4,522     7,058     3,124
Paid Taxes                        (2,508)     (927)   (1,206)   (1,554)   (2,560)     (984)   (1,460)   (1,810)   (2,826)   (1,251)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                       334     3,379     1,152      -753      -491     3,076       413    -1,072       279     3,477
==================================================================================================================================

7 out of 13                      Closing Version

                                                                     EXHIBIT G-3

                                   PROJECTIONS

----------------------------------------------------------------------------------------------------------------------------------
Quarterly Cash Flow

                                 Q1/2019   Q2/2019   Q3/2019   Q4/2019   Q1/2020   Q2/2020   Q3/2020   Q4/2020   Q1/2021   Q2/2021
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                               3,238     4,114     6,652     2,726     3,773     4,587     7,065     3,033     3,325     3,999

   Add Back Interest                339       277       215       113         0         0         0         0         0         0

   Add Back Depreciation          2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,008     1,587     1,587

   Minus Lease Principal              0         0         0         0         0         0         0         0         0         0

   Minus/Plus Lease Reserve           0         0         0         0         0         0         0         0         0         0

   Minus Add Payment to Lessor     (367)     (367)     (367)     (367)     (383)     (383)     (383)     (383)     (389)     (389)

   Plus/Minus WC                   (184)   (1,535)   (1,463)    2,990      (189)   (1,532)   (1,458)    2,982     1,286    (1,258)
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Ser         5,034     4,496     7,045     7,469     5,209     4,579     7,231     7,640     5,808     3,938
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                        0         0         0         0         0         0         0         0         0         0

   Minus Senior Loan DS               0         0         0         0         0         0         0         0         0         0

   Minus Bank Loan DS            (2,656)   (2,595)   (4,078)   (4,362)        0         0         0         0         0         0

   Debt Reserve Account in/o_        62      (966)     (801)    4,377         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax           2,439       936     2,166     7,484     5,209     4,679     7,231     7,640     5,808     3,938
==================================================================================================================================
Cash After Tax

EBT                               3,238     4,114     6,652     2,726     3,773     4,587     7,065     3,033     3,325     3,999

Plus Book Depreciation            2,008     2,008     2,008     2,008     2,008     2,008     2,008     2,006     1,587     1,587
Minus Tax Depreciation           (1,042)   (1,042)   (1,042)   (1,042)   (1,048)   (1,048)   (1,048)   (1,048)     (643)     (643)

Taxable income                    4,204     5,080     7,618     3,691     4,733     5,546     8,024     3,993     4,269     4,943

Paid Taxes                       (1,683)   (2,034)   (3,050)   (1,478)   (1,895)   (2,221)   (3,213)   (1,599)   (1,709)   (1,979)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                      756    -1,098      -884     6,006     3,314     2,458     4,018     6,041     4,099     1,959
----------------------------------------------------------------------------------------------------------------------------------

                                 Q3/2021   Q4/2021   Q1/2022   Q2/2022   Q3/2022   Q4/2022   Q1/2023   Q2/2023   Q3/2023   Q4/2023
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBT                               5,839     2,661       512     1,326     3,263       116       628     1,445     3,386       232

   Add Back Interest                  0         0         0         0         0         0         0         0         0         0

   Add Back Depreciation          1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587

   Minus Lease Principal              0         0         0         0         0         0         0         0         0         0

   Minus/Plus Lease Reserve           0         0         0         0         0         0         0         0         0         0

   Minus Add Payment to Lessor     (389)     (389)     (385)     (385)     (385)     (385)     (402)     (402)     (402)     (402)

   Plus/Minus WC                 (1,014)    2,332     3,681    (1,190)   (1,081)    2,309      (113)   (1,191)   (1,080)    2,310
----------------------------------------------------------------------------------------------------------------------------------
Free Cash Before Debt Ser         6,023     6,190     5,396     1,338     3,384     3,628     1,700     1,430     3,491     3,727
----------------------------------------------------------------------------------------------------------------------------------
   Minus CapEx                        0         0         0         0         0         0         0         0         0         0

   Minus Senior Loan DS               0         0         0         0         0         0         0         0         0         0

   Minus Bank Loan DS                 0         0         0         0         0         0         0         0         0         0

   Debt Reserve Account in/o_         0         0         0         0         0         0         0         0         0         0
----------------------------------------------------------------------------------------------------------------------------------
Cash For Equity Pre Tax           6,023     6,190     5,396     1,338     3,384     3,628     1,700     1,439     3,491     3,727
==================================================================================================================================
Cash After Tax

EBT                               5,839     2,661       512     1,326     3,263       118       628     1,445     3,386       232

Plus Book Depreciation            1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587     1,587
Minus Tax Depreciation             (643)     (643)     (643)     (643)     (643)     (643)     (643)     (643)     (643)     (643)

Taxable income                    6,783     3,605     1,456     2,270     4,207     1,060     1,572     2,389     4,329     1,175

Paid Taxes                       (2,716)   (1,443)     (583)     (909)   (1,684)     (424)     (629)     (956)   (1,733)     (471)
----------------------------------------------------------------------------------------------------------------------------------
Cash After Tax                    3,207     4,747     4,813       429     1,699     3,203     1,071       482     1,758     3,256
----------------------------------------------------------------------------------------------------------------------------------

8 OUT OF 13                      CLOSING VERSION

                                                                     EXHIBIT G-3

                                   PROJECTIONS

--------------------------------------------------------------------------------------------------------------------------
                                            Q1/2004   Q2/2004   Q3/2004   Q4/2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005
                                            -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                            0.50%     0.50%     0.50%     0.50%     0.63%     0.63%     0.63%     0.63%
Margin                                         1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%
                                            -------   -------   -------   -------   -------   -------   -------   -------
Total Interest Rate                            1.78%     1.78%     1.78%     1.78%     1.91%     1.91%     1.91%     1.91%

Quarterly Repayment                100.00%     0.00%     0.50%     0.75%     0.75%     0.50%     0.25%     0.75%     1.50%

                                  -------
Senior Loan Principal                   0
                                  -------

Beginning Balance                                 0         0         0         0         0         0         0         0
Principal Repayment                               0         0         0         0         0         0         0         0
Interest                                          0         0         0         0         0         0         0         0
Ending Balance                                    0         0         0         0         0         0         0         0

Free Cash Before Debt Service                 5,408     5,708    10,680    11,473     7,549     6,982    11,909    17,831

                                  -------
Bank Loan Principal               154,500
                                  -------
                                                                                1                                       2
Beginning Balance                           154,500   154,500   153,728   152,569   151,410   150,838   150,251   149,093
Principal Repayment                               0       773     1,159     1,158       773       386     1,159     2,318
Interest                                      2,752     2,752     2,738     2,718     2,886     2,872     2,854     2,842
Ending Balance                              154,500   153,728   152,569   151,410   150,638   150,251   149,093   146,775
                                                                            3,090                                   4,635

Free Cash Before Debt Service                 5,408     5,708    10,680    11,473     7,549     6,982    11,909    17,831

Cash After DS and CapEx                        -257    -2,672     5,083     2,741     3,890      -685     4,002    11,700

                                            -------------------------------------
Senior Loan Coverage Ratio           0.00      NA        NA        NA        NA        NA        NA        NA        NA
                                            -------------------------------------

Quarterly Debt Coverage Ratio                  1.97      1.62      2.74      2.06      2.06      2.14      2.96      3.46
                                            -------------------------------------
Defined Debt Coverage Ratio                    2.37      2.37      2.37      2.37      2.37      2.37      2.50      2.56
                                            -------------------------------------
                                     1.32                  Blended
                                            -------------------------------------

DSRF - O.Balance                              2,767     2,654     1,333     3,889     3,674     3,273     2,945     4,961
   Addition/(Deduction) to DSRF
      (based on next year's DS                 (113)   (1,321)    2,557      (215)     (401)     (326)    2,016      (623)
   Addition/(Deduction) to DSRF
      (Annual Dividend Covenant                   0         0         0         0         0         0         0         0
DSRF - C.Balance                              2,654     1,333     3,889     3,674     3,273     2,945     4,961     4,339
Financing Fees Reserve                 15
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                  Q1/2006   Q2/2006   Q3/2006   Q4/2006   Q1/2007   Q2/2007   Q3/2007   Q4/2007
                                  -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                  0.88%     0.88%     0.88%     0.88%     1.13%     1.13%     1.13%     1.13%
Margin                               1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%
                                  -------   -------   -------   -------   -------   -------   -------   -------
Total Interest Rate                  2.16%     2.16%     2.16%     2.16%     2.41%     2.41%     2.41%     2.41%

Quarterly Repayment                  0.75%     0.50%     1.50%     1.50%     1.25%     1.25%     1.50%     1.50%

Senior Loan Principal

Beginning Balance                       0         0         0         0         0         0         0         0
Principal Repayment                     0         0         0         0         0         0         0         0
Interest                                0         0         0         0         0         0         0         0
Ending Balance                          0         0         0         0         0         0         0         0

Free Cash Before Debt Service       9,539     8,467    13,370    14,009     9,374     8,254    10,845    11,548

Bank Loan Principal

                                                                      3                                       4
Beginning Balance                 146,775   145,616   144,844   142,526   140,209   138,278   138,346   134,029
Principal Repayment                 1,159       773     2,318     2,318     1,931     1,931     2,318     2,318
Interest                            3,165     3,140     3,123     3,073     3,374     3,327     3,261     3,225
Ending Balance                    145,616   144,844   142,526   140,209   138,278   136,346   134,029   131,711
                                                                  6,566                                   8,498

Free Cash Before Debt Service       9,539     8,467    13,370    14,009     9,374     8,254    10,845    11,548

Cash After DS and CapEx             5,216     4,555     7,929     8,618     4,069     2,996     5,246     6,005

Senior Loan Coverage Ratio           NA        NA        NA        NA        NA        NA        NA        NA

Quarterly Debt Coverage Ratio        2.21      2.16      2.46      2.60      1.77      1.57      1.94      2.08

Defined Debt Coverage Ratio          2.75      2.76      2.74      2.61      2.38      2.26      2.10      1.97

DSRF - O.Balance                    4,339     3,927     5,456     5,406     5,320     5,274     5,613     5,558
   Addition/(Deduction) to DSRF
      (based on next year's DS       (411)    1,528       (50)      (86)      (46)      340       (56)     (277)
   Addition/(Deduction) to DSRF
      (Annual Dividend Covenant         0         0         0         0         0         0         0         0
DSRF - C.Balance                    3,927     5,456     5,406     5,320     5,274     5,613     5,558     5,280
Financing Fees Reserve
----------------------------------------------------------------------------------------------------------------

9 OUT OF 13                     CLOSING VERSION

                                                                     EXHIBIT G-3

                                   PROJECTIONS

-------------------------------------------------------------------------------------------------------------------
                                     Q1/2008   Q2/2008   Q3/2008   Q4/2008   Q1/2009   Q2/2009   Q3/2009   Q4/2009
                                     -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%
Margin                                  1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%
                                     -------   -------   -------   -------   -------   -------   -------   -------
Total Interest Rate                     2.53%     2.53%     2.53%     2.53%     2.53%     2.53%     2.53%     2.53%

Quarterly Repyment                      1.25%     0.75%     1.75%     2.75%     0.40%     0.10%     2.50%     2.50%

Senior Loan Principal

Beginning Balance                          0         0         0         0         0         0         0         0
Principal Repayment                        0         0         0         0         0         0         0         0
Interest                                   0         0         0         0         0         0         0         0
Ending Balance                             0         0         0         0         0         0         0         0

Free Cash Before Debt Service          6,856     6,015    10,238    12,340     4,700     3,988     8,886     9,656

Bank Loan Principal                                                      5                                       6

Beginning Balance                    131,711   129,780   128,621   125,918   121,669   121,051   120,896   117,034
Principal Repayment                    1,931     1,159     2,704     4,249       618       155     3,863     3,863
Interest                               3,334     3,285     3,256     3,187     3,080     3,064     3,060     2,962
Ending Balance                       129,780   128,621   125,918   121,669   121,051   120,896   117,034   113,171
                                                                    10,043                                   8,498

Free Cash Before Debt Service          6,856     6,015    10,238    12,340     4,700     3,988     8,886     9,656

Cash After DS and CapEx                1,591     1,571     4,278     4,904     1,002       769     1,963     2,831

Senior Loan Coverage Ratio              NA        NA        NA        NA        NA        NA        NA        NA

Quarterly Debt Coverage Ratio           1.30      1.35      1.72      1.66      1.27      1.24      1.28      1.41
Defined Debt Coverage Ratio             1.84      1.73      1.69      1.63      1.53      1.55      1.54      1.41

DSRF - O.Balance                       5,280     4,459     5,260     7,414     3,713     3,234     3,633     4,630
   Addition/(Deductions) to DSRF        (821)      801     2,154    (3,701)     (479)      399       997      (978)
   Addition/(Deductions) to DSRF           0         0         0         0         0         0         0         0
DSRF - C.Balance                       4,459     5,260     7,414     3,713     3,234     3,633     4,630     3,652
Financing Fees Reserve
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     Q1/2010   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011   Q3/2011   Q4/2011
                                     -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%    1.25%
Margin                                  1.28%     1.28%     1.28%     1.28%     1.28%     1.28%     1.28%    1.28%
                                     -------   -------   -------   -------   -------   -------    ------   ------
Total Interest Rate                     2.53%     2.53%     2.53%     2.53%     2.53%     2.53%     2.53%    2.53%

Quarterly Repyment                      0.50%     0.10%     2.50%     2.90%     0.75%     0.25%     2.75%    3.00%

Senior Loan Principal

Beginning Balance                          0         0         0         0         0         0         0        0
Principal Repayment                        0         0         0         0         0         0         0        0
Interest                                   0         0         0         0         0         0         0        0
Ending Balance                             0         0         0         0         0         0         0        0

Free Cash Before Debt Service          4,737     4,066     8,971     9,725     4,861     4,199     9,110    9,848

Bank Loan Principal                                                      7                                      8

Beginning Balance                    113,171   112,399   112,244   108,382   103,901   102,743   102,356   98,108
Principal Repayment                      773       155     3,863     4,481     1,159       386     4,249    4,635
Interest                               2,865     2,845     2,841     2,743     2,630     2,601     2,591    2,483
Ending Balance                       112,399   112,244   108,382   103,901   102,743   102,356    98,108   93,473
                                                                     9,270                                 10,429

Free Cash Before Debt Service          4,737     4,066     8,971     9,725     4,861     4,199     9,110    9,848

Cash After DS and CapEx                1,100     1,067     2,267     2,502     1,073     1,212     2,270    2,730

Senior Loan Coverage Ratio              NA        NA        NA        NA        NA        NA        NA       NA

Quarterly Debt Coverage Ratio           1.30      1.36      1.34      1.35      1.28      1.41      1.33     1.38
Defined Debt Coverage Ratio             1.32      1.32      1.34      1.36      1.34      1.33      1.34     1.34

DSRF - O.Balance                       3,652     3,015     3,563     4,712     3,804     3,002     3,623    4,773
   Addition/(Deductions) to DSRF        (638)      548     1,149      (908)     (802)      621     1,150   (1,116)
   Addition/(Deductions) to DSRF           0         0         0         0         0         0         0        0
DSRF - C.Balance                       3,015     3,563     4,712     3,804     3,002     3,623     4,773    3,657
Financing Fees Reserve
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                     Q1/2012   Q2/2012   Q3/2012   Q4/2012
                                     -------   -------   -------   -------

Assumed LIBOR Rates                    1.25%     1.25%     1.25%     1.25%
Margin                                 1.41%     1.41%     1.41%     1.41%
                                     ------    ------    ------    ------
Total Interest Rate                    2.66%     2.66%     2.66%     2.66%

Quarterly Repyment                     0.75%     0.40%     2.85%     3.25%

Senior Loan Principal

Beginning Balance                         0         0         0         0
Principal Repayment                       0         0         0         0
Interest                                  0         0         0         0
Ending Balance                            0         0         0         0

Free Cash Before Debt Service         4,890     4,082     8,993     9,724

Bank Loan Principal

                                                                        9
Beginning Balance                    93,473    92,314    91,696    87,293
Principal Repayment                   1,159       618     4,403     5,021
Interest                              2,483     2,452     2,436     2,319
Ending Balance                       92,314    91,696    87,293    82,271
                                                                   11,201

Free Cash Before Debt Service         4,890     4,082     8,993     9,724

Cash After DS and CapEx               1,248     1,012     2,154     2,384

Senior Loan Coverage Ratio               NA        NA        NA        NA

Quarterly Debt Coverage Ratio          1.34      1.33      1.32      1.32
Defined Debt Coverage Ratio            1.35      1.36      1.35      1.35

DSRF - O.Balance                      3,857     3,085     3,606     4,698
   Addition/(Deductions) to DSRF       (572)      521     1,092      (953)
   Addition/(Deductions) to DSRF          0         0         0         0
DSRF - C.Balance                      3,085     3,606     4,698     3,745
Financing Fees Reserve
--------------------------------------------------------------------------

10 OUT OF 13                    CLOSING VERSION                      EXHIBIT G-3

                                  PROJECTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                   Q1/2013   Q2/2013   Q3/2013   Q4/2013   Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                  1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%
Margin                               1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total Interest Rate                  2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%
Quarterly Repayment                  1.00%     0.75%     3.00%     3.50%     1.25%     1.00%     3.50%     4.00%     1.25%     1.00%
Senior Loan Principal
Beginning Balance                       0         0         0         0         0         0         0         0         0         0
Principal Repayment                     0         0         0         0         0         0         0         0         0         0
Interest                                0         0         0         0         0         0         0         0         0         0
Ending Balance                          0         0         0         0         0         0         0         0         0         0
Free Cash Before Debt Service       4,881     4,392     9,314    10,022     5,171     4,533     9,451    10,153     5,279     4,649
Bank Loan Principal
                                                                     10                                      11
Beginning Balance                  82,271    80,726    79,568    74,933    69,525    67,594    66,049    60,641    54,461    52,530
Principal Repayment                 1,545     1,159     4,635     5,408     1,931     1,545     5,408     6,180     1,931     1,545
Interest                            2,185     2,144     2,114     1,990     1,847     1,795     1,754     1,611     1,447     1,395
Ending Balance                     80,726    79,568    74,933    69,525    67,594    66,049    60,641    54,461    52,530    50,985
                                                                 12,746                                  15,064
Free Cash Before Debt Service       4,881     4,392     9,314    10,022     5,171     4,533     9,461    10,153     5,279     4,649
Cash After DS and CapEX             1,150     1,089     2,566     2,624     1,393     1,192     2,299     2,362     1,901     1,709
Senior Loan Coverage Ratio            NA        NA        NA        NA        NA        NA        NA        NA        NA        NA
Quarterly Debt Coverage Ratio        1.31      1.33      1.38      1.35      1.37      1.36      1.32      1.30      1.58      1.58
Defined Debt Coverage Ratio          1.33      1.32      1.32      1.34      1.35      1.36      1.37      1.35      1.33      1.36
DSRF - O.Balance                    3,745     3,318     3,877     5,175     3,793     3,355     3,967     5,131     3,393     2,955
   Addition/(Deductions) to DSRF     (427)      559     1,298    (1,382)     (438)      611     1,164    (1,738)     (438)      869
   Addition/(Deductions) to DSRF        0         0         0         0         0         0         0         0         0         0
DSRF - C.Balance                    3,318     3,877     5,175     3,793     3,355     3,967     5,131     3,393     2,955     3,825
Financing Fees Reserve
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Q3/2015   Q4/2015   Q1/2016   Q2/2016   Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                  1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%
Margin                               1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total Interest Rate                  2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%
Quarterly Repayment                  3.50%     3.00%     0.75%     0.75%     1.75%     1.50%     1.25%     1.00%     2.00%     2.00%
Senior Loan Principal
Beginning Balance                       0         0         0         0         0         0         0         0         0         0
Principal Repayment                     0         0         0         0         0         0         0         0         0         0
Interest                                0         0         0         0         0         0         0         0         0         0
Ending Balance                          0         0         0         0         0         0         0         0         0         0
Free Cash Before Debt Service       9,582    10,259     5,159     4,124     6,659     7,130     4,744     4,017     6,550     7,014
Bank Loan Principal
                                                 12                                      13                                      14
Beginning Balance                  50,985    45,578    40,943    39,784    38,625    35,921    33,604    31,673    30,128    27,038
Principal Repayment                 5,408     4,635     1,159     1,159     2,704     2,318     1,931     1,545     3,090     3,090
Interest                            1,354     1,211     1,088     1,057     1,026       954       893       841       800       718
Ending Balance                     45,578    40,943    39,784    38,625    35,921    33,604    31,673    30,128    27,038    23,948
                                             13,519                                   7,339                                   9,656
Free Cash Before Debt Service       9,582    10,259     5,159     4,124     6,659     7,130     4,744     4,017     6,550     7,014
Cash After DS and CapEX             2,820     4,413     2,913     1,908     2,929     3,858     1,920     1,631     2,660     3,206
Senior Loan Coverage Ratio            NA        NA        NA        NA        NA        NA        NA        NA        NA        NA
Quarterly Debt Coverage Ratio        1.42      1.75      2.30      1.86      1.79      2.18      1.68      1.68      1.68      1.84
Defined Debt Coverage Ratio          1.39      1.42      1.57      1.67      1.71      1.87      2.01      1.88      1.85      1.81
DSRF - O.Balance                    3,825     5,250     2,261     2,231     3,200     3,287     2,839     2,401     3,232     3,823
   Addition/(Deductions) to DSRF    1,425    (2,989)      (31)      969        87      (448)     (438)      830       591      (855)
   Addition/(Deductions) to DSRF        0         0         0         0         0         0         0         0         0         0
DSRF - C.Balance                    5,250     2,261     2,231     3,200     3,287     2,839     2,401     3,232     3,823     2,969
Financing Fees Reserve
------------------------------------------------------------------------------------------------------------------------------------

11 OUT OF 13                    CLOSING VERSION                      EXHIBIT G-3

                                  PROJECTIONS

----------------------------------------------------------------------------------------------------------------
                                   Q1/2018   Q2/2018   Q3/2018   Q4/2018   Q1/2019   Q2/2019   Q3/2019   Q4/2019
                                   -------   -------   -------   -------   -------   -------   -------   -------

Assumed LIBOR Rates                  1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%
Margin                               1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%     1.41%
                                   ------    ------    ------    ------    ------    ------    ------    ------
Total Interest Rate                  2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%     2.66%
Quarterly Repayment                  1.50%     1.50%     2.25%     2.00%     1.50%     1.50%     2.50%     2.75%
Senior Loan Principal
Beginning Balance                       0         0         0         0         0         0         0         0
Principal Repayment                     0         0         0         0         0         0         0         0
Interest                                0         0         0         0         0         0         0         0
Ending Balance                          0         0         0         0         0         0         0         0
Free Cash Before Debt Service       4,765     4,400     6,944     7,384     5,034     4,496     7,045     7,469
Bank Loan Principal
                                                                     15                                      16
Beginning Balance                  23,948    21,630    19,313    15,836    12,746    10,429     8,111     4,249
Principal Repayment                 2,318     2,318     3,476     3,090     2,318     2,318     3,863     4,249
Interest                              636       575       513       421       339       277       215       113
Ending Balance                     21,630    19,313    15,836    12,746    10,429     8,111     4,249         0
                                                                 11,201                                  12,746
Free Cash Before Debt Service       4,765     4,400     6,944     7,364     5,034     4,496     7,045     7,469
Cash After DS and CapEX             1,811     1,508     2,955     3,873     2,378     1,902     2,967     3,108
Senior Loan Coverage Ratio             NA        NA        NA        NA        NA        NA        NA        NA
Quarterly Debt Coverage Ratio        1.61      1.52      1.74      2.10      1.90      1.73      1.73      1.71
Defined Debt Coverage Ratio          1.73      1.71      1.68      1.69      1.76      1.82      1.87      1.87
DSRF - O.Balance                    2,969     2,907     3,676     3,526     2,671     2,610     3,575     4,377
   Addition/(Deductions) to DSRF      (62)      769      (150)     (855)      (62)      966       801    (4,377)
   Addition/(Deductions) to DSRF        0         0         0         0         0         0         0         0
DSRF - C.Balance                    2,907     3,676     3,526     2,671     2,610     3,575     4,377         0
Financing Fees Reserve
----------------------------------------------------------------------------------------------------------------

12 OUT OF 13                    CLOSING VERSION                      EXHIBIT G-3

                                   PROJECTIONS

------------------------------------------------------------------------------------------------------------------------------------
Quarterly Production

               Q1/2004   Q2/2004   Q3/2004   Q4/2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005   Q1/2006   Q2/2006   Q3/2006   Q4/2006
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    150,453   149,037   150,492   149,815   154,553   155,010   164,329   167,848   174,903   173,294   173,162   168,732
Mammoth         62,782    53,533    44,938    62,094    74,481    63,509    53,312    73,665    74,481    63,509    53,312    73,665
Total          213,235   202,571   195,430   211,909   229,034   218,519   217,641   241,513   249,384   236,803   226,474   242,397
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Quarterly Production

               Q1/2007   Q2/2007   Q3/2007   Q4/2007   Q1/2008   Q2/2008   Q3/2008   Q4/2008   Q1/2009   Q2/2009   Q3/2009   Q4/2009
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    169,111   167,549   167,417   163,124   173,687   172,088   171,956   167,555   173,079   171,485   171,353   166,967
Mammoth         74,482    63,509    53,312    73,666    74,482    63,509    53,312    73,666    74,482    63,509    53,312    73,666
Total          243,593   231,058   220,729   236,790   248,169   235,598   225,269   241,221   247,561   234,995   224,666   240,632
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Q1/2010   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011   Q3/2011   Q4/2011   Q1/2012   Q2/2012   Q3/2012   Q4/2012
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    172,472   170,882   170,750   166,378   171,864   170,279   170,147   165,790   166,150   164,610   164,478   160,256
Mammoth         74,020    63,116    52,982    73,209    73,563    62,726    52,655    72,757    73,108    62,339    52,329    72,307
Total          246,492   233,998   223,733   239,588   245,427   233,005   222,802   238,547   239,258   226,949   216,808   232,564
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Q1/2013   Q2/2013   Q3/2013   Q4/2013   Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015   Q3/2015   Q4/2015
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    170,649   169,074   168,942   164,613   170,041   168,471   168,339   164,024   169,433   167,868   167,736   163,436
Mammoth         72,633    61,933    51,989    71,837    72,161    61,531    51,651    71,371    71,692    61,131    51,316    70,907
Total          243,282   231,007   220,931   236,450   242,202   230,002   219,990   235,395   241,125   228,999   219,052   234,343
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Q1/2016   Q2/2016   Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017   Q1/2018   Q2/2018   Q3/2018   Q4/2018
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    168,825   167,265   167,133   162,847   163,188   161,672   161,540   157,388   167,610   166,059   165,927   161,670
Mammoth         71,226    60,734    50,982    70,446    70,763    60,339    50,651    69,988    70,303    59,947    50,322    69,533
Total          240,051   227,998   218,115   233,293   233,951   222,011   212,191   227,376   237,913   226,006   216,249   231,203
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Q1/2019   Q2/2019   Q3/2019   Q4/2019   Q1/2020   Q2/2020   Q3/2020   Q4/2020   Q1/2021   Q2/2021   Q3/2021   Q4/2021
               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber    167,002   165,456   165,324   161,082   166,395   164,853   164,721   160,493   165,787   164,250   164,118   159,905
Mammoth         69,846    59,557    49,994    69,081    69,392    59,170    49,669    68,632         0         0         0         0
Total          236,848   225,013   215,319   230,163   235,787   224,023   214,391   229,125   165,787   164,250   164,118   159,905
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
               Q1/2022   Q2/2022   Q3/2022   Q4/2022   Q1/2023   Q2/2023   Q3/2023   Q4/2023
               -------   -------   -------   -------   -------   -------   -------   -------

Energy (mWh)
Heber
Total Heber     71,080    70,292    70,160    68,193    70,764    69,979    69,847    67,887
Mammoth              0         0         0         0         0         0         0         0
Total           71,080    70,292    70,160    68,193    70,764    69,979    69,847    67,887
--------------------------------------------------------------------------------------------

13 OUT OF 13                    CLOSING VERSION                      EXHIBIT G-3

                                                                     EXHIBIT G-4
                                                             to Credit Agreement

                         HAZARDOUS SUBSTANCES DISCLOSURE

The following hazardous substances disclosures are referenced to the individual sub-sections of Section 4.10 of the Credit Agreement:

Section 4.10.1:

     Schedule 4.26 ("Environmental Matters") to the Acquisition Agreement, Items
     A.5., C.17., C.19.,and D.26.;

     "Phase I Environmental Site Assessment Update, Mammoth-Pacific, L.P.,
     Properties (MPI, MPII and PLESI), Mono County, California," prepared by
     Environmental Management Associates, Inc. and dated November 2003, page 22, paragraph 2 (regarding the discharge and use of isobutane), and page 23, paragraph 3 (regarding the injection of oil); and

     "Phase I Environmental Site Assessment Update, Heber Geothermal Plant/SIGC
     Geothermal Plant and Associated Geothermal Properties, Imperial County,
     California," prepared by Environmental Management Associates, Inc. and dated November 2003, page 20, paragraph 5 (regarding the discharge and use of isobutane).

Section 4.10.2

     Schedule 4.26 ("Environmental Matters") to the Acquisition Agreement, Item
C.19.

Section 4.10.3

     Schedule 4.26 ("Environmental Matters") to the Acquisition Agreement, Item
C.19.

                                                                     EXHIBIT G-5
                                                             to Credit Agreement

                     SCHEDULE OF HOLDING COMPANY AGREEMENTS

--------------------------------------------------------------------------------
        GUARANTOR OR NON-GUARANTOR                        AGREEMENT
--------------------------------------------------------------------------------
OrHeber 1 Inc.                              Operation and Maintenance Agreement,
                                            dated as of the Closing Date,
                                            between Heber Field Company, Heber
                                            Geothermal Company, OrHeber 1 Inc.
                                            and Ormat Nevada Inc.

--------------------------------------------------------------------------------
OrHeber 1 Inc., OrHeber 2 Inc., OrHeber 3   Ownership Interest Purchase
Inc., and OrMammoth Inc.                    Agreement, dated as of November 21,
                                            2003, by and among Covanta, the
                                            Sellers, OrHeber 1 Inc., OrMammoth
                                            Inc. and Borrower (as assignee in
                                            interest to OrHeber 2 Inc. and
                                            OrHeber 3 Inc., as applicable,
                                            pursuant to that certain Assignment
                                            Agreement dated as of December 17,
                                            2003 among OrHeber 1 Inc., OrHeber 2
                                            Inc., OrHeber 3 Inc., OrMammoth
                                            Inc., and OrCal Geothermal Inc.)

--------------------------------------------------------------------------------
OrHeber 1 Inc., OrHeber 2 Inc., OrHeber 3   Assignment Agreement dated as of
Inc.,  and OrMammoth Inc.                   December 17, 2003 among OrHeber 1
                                            Inc., OrHeber 2 Inc., OrHeber 3
                                            Inc., OrMammoth Inc., and OrCal
                                            Geothermal Inc.

--------------------------------------------------------------------------------
ORNI 10 LLC                                 Pledge Agreement, dated as of
                                            December 18, 2003, among ORNI 10 LLC
                                            and General Electric Capital
                                            Corporation, as Agent for the
                                            Secured Parties

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OrHeber 2 Inc. and OrHeber 3 Inc.           Assignment of Partnership Interests,
                                            dated as of December 18, 2003, among
                                            OrHeber 2 Inc., OrHeber 3 Inc., and
                                            General Electric Capital Corporation
--------------------------------------------------------------------------------
OrHeber 1 Inc. and OrMammoth Inc.           Credit Documents to which it is
                                            party
--------------------------------------------------------------------------------

                                                                     EXHIBIT G-6
                                                             to Credit Agreement

                        Material Real Property Interests

A.   Insured Heber Geothermal Leases:

     (i) Geothermal Lease dated February 28, 1964 with Guadalupe Kurupas, recorded in Book 1193, Page 129;

     (ii) Geothermal Lease dated June 14, 1971 with Fitzhugh Lee Brewer, Jr., a married man, as his separate property, Donna Hawk, a married woman, as her separate property and Ted Draper and Helen Draper, husband and wife, recorded in
Book 1312, Page 949;

     (iii) Geothermal Lease dated November 1, 1969 with Chrisman Jackson and
Mary Angela Jackson, recorded in Book 1442, Page 926;

     (iv) Geothermal Lease dated February 20, 1964 with El Toro Land & Cattle, recorded in Book 1193, Page 74;

     (v) Geothermal Lease dated March 28, 1964 with Lloyd K. Williamson, Robert
C. Williamson and Neva Smith, recorded in Book 1193, Page 203;

     (vi) Geothermal Lease dated February 15, 1977 with Walter J. Holtz, recorded in Book 1400, Page 1487;

     (vii) Geothermal Lease dated February 17, 1977 with Joseph J. Holtz, recorded in Book 1401, Page 925;

     (viii) Geothermal Lease dated March 17, 1964 with Helen S. Fugate, recorded in Book 1193, Page 42;

     (ix) Geothermal Lease dated April 7, 1972 with the Nowlin Partnership, recorded in Book 1327, Page 157;

     (x) Geothermal Lease with Joseph L. Holtz dated February 17, 1977, recorded in Book 1401, Page 923;

     (xi) Geothermal Lease dated September 22, 1976 with El Toro Land & Cattle
Co., recorded in Book 1396, Page 218;

     (xii) Geothermal Lease dated May 10, 1969 with Stanley A. Scaroni, Executor of the Estate of May Scaroni, deceased, recorded in Book 1279, Page 93;

                                                                               1

     (xiii) Geothermal Lease dated October 1, 1972 with Wertheimer Cattle
Company, recorded in Book 1350, Page 756;

     (xiv) Subsurface Geothermal Lease dated May 19, 1987 with the County of
Imperial, recorded in Book 1617, Page 1504;

     (xv) Geothermal Lease dated May 13, 1971 with Mathew J. LaBrucherie and
Jane E. LaBrucherie, as to an undivided 1/2 interest and Robert T. O'Dell and
Phyllis M. O'Dell as to an undivided 1/2 interest recorded in Book 1311, Page
996;

     (xvi) Geothermal Lease dated January 1, 1972 with Walter J. Thomson Co,
Ltd., recorded in Book 1325, Page 1033;

     (xvii) Geothermal Lease dated March 5, 1964 with Edith B. Beyschlag,
Guardian of the Estate of Carol Ann Beyschlag, a minor, recorded in Book 1193,
Page 282;

     (xviii) Geothermal Lease with John D. Jackson and Frances J. Jackson dated
February 16, 1964, recorded in Book 1193, Page 298;

     (xix) Geothermal Lease dated March 11, 1964 with John D. Jackson and
Frances Jones Jackson, recorded in Book 1193, Page 33;

     (xx) Geothermal Lease dated February 16, 1964 with John D. Jackson, as
Conservator for the Estate of Alphia D. Jackson, recorded in Book 1193, Page
106;

     (xxi) Geothermal Lease dated August 11, 1964 with John D. Jackson, recorded in Book 1196, Page 241.

B.   Insured Heber Surface Leases:

     (i) Drillsite Lease Agreement dated October 18, 1993 with Tom G. Kurupas and Eleanor B. Kurupas, recorded in Book 1513, Page 925;

     (ii) Drillsite Lease Agreement dated December 31, 1980 with Mario Saikhon and Dora Saikhon, recorded in Book 1472, Page 673;

     (iii) Drillsite Lease Agreement dated April 1, 1987 with Walter J. Holtz and Toni F. Holtz, recorded in Book 1608, Page 1252; and

     (iv) Ground Lease dated March 1, 1985 with Timothy J. LaBrucherie and Mary
K. LaBrucherie, recorded in Book 1540, Page 1217.

C.   Insured Heber Easements:

                                                                               2

     (i) Pipeline Easement dated July 16, 1984 with Nonnan E. Wallace and Norma
E. Wallace, Trustee, recorded in Book 1527, Page 171;

     (ii) Pipeline Easement dated July 1, 1984 with John D. Jackson as
Conservator of the Estate of Alphia Jackson Wallen, recorded in Book 1615, Page
683;

     (iii) Pipeline Easement with Chrisman Jackson dated December 18, 1991, recorded on May 24, 1993 in Book 1733, Page 1218;

     (iv) Pipeline Easement dated September 1, 1984 with Tom G. Kurupas and
Eleanor B. Kurupas, recorded in Book 1554, Page 701;

     (v) Pipeline Easement dated September 1, 1984 with Matthew J. La Brucherie and Jane E. La Brucherie, recorded in Book 1554, Page 698;

     (vi) Pipeline Easement dated September 1, 1984 with John D. Jackson, Sr.,
Conservator for the Estate of Alphia Jackson Wallen, recorded in Book 1554, Page
695 and Book 1557, Page 1698;

     (vii) Pipeline Easement dated August 4, 1987 with John D. Jackson, Sr.,
Conservator for the Estate of Alphia Jackson Wallen, recorded in Book 1609, Page
1678;

     (viii) Pipeline Easement dated September 1, 1984 with Joseph L. Holtz, recorded in Book 1556, Page 89;

     (ix) Pipeline Easement dated September 1, 1984 with Walter J. Holtz, recorded in Book 1557, Page 277;

     (x) Pipeline Easement dated November 19, 1987 with Walter J. Holtz and Toni
F. Holtz, recorded in Book 1598, Page 74;

     (xi) Pipeline Easement dated September 18, 1984 with the County of
Imperial, recorded in Book 1532, Page 46;

     (xii) Pipeline Easement dated April 28, 1987 with the County of Imperial, recorded in Book 1615, Page 470;

     (xiii) Pipeline Easement dated December 18, 1991, with Heber Geothermal
Company, recorded April 21, 1993 as Instrument No. 93-008852;

     (xiv) Pipeline Easement dated April 21, 1993 with Califia Company and San
Diego Gas and Electric, recorded June 29, 1993 as Instrument No. 93-14792;

     (xv) Pipeline Easement dated August 4, 1993 with Chester Horton, recorded
August 31, 1993 in Book 1743, Page 1043 as Instrument No. 93-20795;

                                                                               3

     (xvi) Construction Easement recorded August 13, 1984 in Book 1527, Page
171.

D.   Insured Heber Fee Title Interests:

     (i) Fee title interest owned by Heber Geothermal Company in the East Half of Tract 45, Township 16 South, Range 14 East, San Bernardino Meridian,
according the official plat thereof, lying easterly of the east line of the
Southern Pacific Railroad Company right-of-way as the same was located April
17, 1913, as more particularly described in Title Commitment No. 13929-HGC-A1-3 issued by Chicago Title Insurance Company;

     (ii) Fee title interest owned by Heber Field Company in Parcel 2 of Parcel
Map No. M-l106, recorded November 28, 1978 in Book 4 of Parcel Maps at Page 63
of Official Records, as more particularly described in Title Commitment No.
13929-A1-1 issued by Chicago Title Insurance Company;

     (iii) Fee interested owned by Heber Field Company, as more particularly described in Title Commitment No. 13929-Al-2, 3 issued by Chicago Title
Insurance Company; and

     (iv) Mineral interests owned by Heber Field Company from below 500 feet below the surface of the property described as Lots 1 to 8, both inclusive in
Block 88, Townsite of Heber, according to Map No. 169 and that portion of Block
D-l of the Amended Map No. 2 of Townsite of Heber, according to Map No. 226, all as more particularly described in that certain Title Commitment 13929-HTL-MR issued by Chicago Title Insurance Company.

E.   Insured SIGC Interests:

     (i) Sublease and Geothermal Fluid Agreement dated November 17, 1992 with
Heber Field Company as Lessor and Second Imperial Geothermal Company as Lessee,
recorded November 25, 1992 in Book 1715, Page 1472 as Instrument #92-026085; and

     (ii) Plant Lease dated September 1, 1993 with U.S. Trust company of
California, N.A., not in its individual capacity but solely as owner Trust as
Lessor and Second Imperial Geothermal Company, as Lessee.

F.   Additional Material Heber Real Property Interests:

     (i) Geothermal Lease dated May 31, 1971 with El Toro Land & Cattle Co., recorded in Book 1310, Page 1105;

     (ii) Geothermal Lease dated November 15, 1977 with Southern Pacific
Transportation Company, recorded in Book 1410, Page 0534; and

     (iii) Geothermal Lease dated March 1, 1981 with the Bureau of Land
Management, Serial No. CA 9062.

G.   Mammoth Interests:

                                                                               4

     (i) License for Electric Power Plant Site Utilizing Geothermal Resources,
Serial No. CACA 021918, dated July 26, 1989, granted by the United States of
America, as licensor acting through the Department of the Interior Bureau of
Land Management, and held by Mammoth-Pacific, L.P.

     (ii) Lease dated August 31, 1983 between Magma Power Company, as successor in interest to Magma Energy, Inc., and Holt Geothermal Company, as assigned by
Holt Geothermal Company to Mammoth-Pacific on August 31, 1983, and as amended by the First Amendment to Geothermal Lease dated April 30, 1987, as further amended by the Second Amendment to Geothermal Lease dated January 1, 1990 and as further amended by the Third Amendment to Geothermal Lease dated April 12, 1991.

     (iii) Federal Geothermal Resources Leases granted by the United States of
America, as lessor acting through the Bureau of Land Management, Serial Files
CACA 14408, CACA 11667 and CACA 11667A.

                                                                               5

                                                                       EXHIBIT H
                                                             to Credit Agreement

                           BANKS/PROPORTIONATE SHARES

--------------------------------------------------------------------------------
         BANKS                   LENDING OFFICE                 COMMITMENT
--------------------------------------------------------------------------------
Beal Bank, S.S.B.        6000 Legacy Dr.                       $154,500,000
                         Plano, Texas 75024
--------------------------------------------------------------------------------

                                                                       EXHIBIT I

                             AMMORTIZATION SCHEDULE

================================================================================

AMORTIZATION SCHEDULE ASSUMING BOTH MAMMOTH COLLATERAL RELEASE AND LEASE BUYOUT
HAVE NOT OCCURRED

Q1/2004   Q2/2004   Q3/2004   Q4/2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005   Q1/2006   Q2/2006   Q3/2006   Q4/2006
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.00%     0.50%     0.75%     0.75%     0.50%     0.25%     0.75%     1.50%     0.75%     0.50%     1.50%     1.50%

Q1/2007   Q2/2007   Q3/2007   Q4/2007   Q1/2008   Q2/2008   Q3/2008   Q4/2008   Q1/2009   Q2/2009   Q3/2009   Q4/2009
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 1.25%     1.25%     1.50%     1.50%     1.25%     0.75%     1.75%     2.75%     0.40%     0.10%     2.50%     2.50%

Q1/201O   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011   Q3/2011   Q4/2011   Q1/2012   Q2/2012   Q3/2012   Q4/2012
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.50%     0.10%     2.50%     2.90%     0.75%     0.25%     2.75%     3.00%     0.75%     0.40%     2.85%     3.25%

Q1/2013   Q2/2013   Q3/2013   Q4/2013   Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015   Q3/2015   Q4/2015
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 1.00%     0.75%     3.00%     3.50%     1.25%     1.00%     3.50%     4.00%     1.25%     1.00%     3.50%     3.00%

Q1/2016   Q2/2016   Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017   Q1/2018   Q2/2018   03/2018   Q4/2018
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.75%     0.75%     1.75%     1.50%     1.25%     1.00%     2.00%     2.00%     1.50%     1.50%     2.25%     2.00%

Q1/2019   Q2/2019   Q3/2019   Q4/2019
-------   -------   -------   -------

 1.50%     1.50%     2.50%     2.75%

================================================================================

1 OUT OF 1                       CLOSING VERSION                       EXHIBIT I

                             AMMORTIZATION SCHEDULE

================================================================================

AMORTIZATION SCHEDULE ASSUMING BOTH MAMMOTH COLLATERAL RELEASE AND LEASE BUYOUT
HAVE OCCURRED

Q1/2004   Q2/2004   Q3/2004   Q4/2004   Q1/2005   Q2/2005   Q3/2005   Q4/2005   Q1/2006   Q2/2006   Q3/2006   Q4/2006
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.00%     0.50%     1.00%     1.00%     0.50%     1.00%     1.00%     1.00%     1.00%     1.00%     1.50%     1.50%

Q1/2007   Q2/2007   Q3/2007   Q4/2007   Q1/2008   Q2/2008   Q3/2008   Q4/2008   Q1/2009   Q2/2009   Q3/2009   Q4/2009
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 1.75%    1.50%      2.25%     2.75%     1.00%     0.75%     2.75%     2.25%     0.25%     0.00%     2.00%     2.50%

Q1/2010   Q2/2010   Q3/2010   Q4/2010   Q1/2011   Q2/2011   Q3/2011   Q4/2011   Q1/2012   Q2/2012   Q3/2012   Q4/2012
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.25%     0.00%     2.25%     2.50%     0.50%     0.25%     2.50%     2.75%     0.50%     0.25%     2.50%     2.50%

Q1/2013   Q2/2013   Q3/2013   Q4/2013   Q1/2014   Q2/2014   Q3/2014   Q4/2014   Q1/2015   Q2/2015   Q3/2015   Q4/2015
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 0.75%     0.50%     2.75%     3.00%     1.00%     0.75%     3.00%     3.25%     1.25%     1.00%     3.25%     3.50%

Q1/2016   Q2/2016   Q3/2016   Q4/2016   Q1/2017   Q2/2017   Q3/2017   Q4/2017   Q1/2018   Q2/2018   Q3/2018   Q4/2018
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

 1.50%     1.00%     2.00%     2.25%     1.25%     1.00%     2.00%     2.00%     1.50%     1.25%     2.25%     2.25%

Q1/2019   Q2/2019   Q3/2019   Q4/2019
-------   -------   -------   -------

 1.50%     1.50%     2.50%     2.75%

================================================================================

1 OUT OF 1                       CLOSING VERSION                       EXHIBIT I

                                                                       EXHIBIT J
                                                             to Credit Agreement

                         [Letterhead of Non-U.S. Lender]

                          FORM OF NON-BANK CERTIFICATE

                                                   Date: [__________ ___, _____]

Beal Bank, S.S.B.,
as Administrative Agent
6000 Legacy Dr., 4E
Plano, Texas 75024
Attn: William T. Saurenmann
Telephone No.: (469) 467-5510
Telecopy No.: (469) 241-9568

OrCal Geothermal Inc.
980 Greg Street
Sparks, Nevada 89431-6039
Attn: President
Fax: (775)356-9039

          Re: OrCal Geothermal Inc. - Non-Bank Certificate

Ladies and Gentleman:

          This Non-Bank Certificate is delivered to you pursuant to Section
2.4.6 of the Credit Agreement, dated as of December 18, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among OrCal Geothermal Inc., a corporation organized under the laws of the State of Delaware ("Borrower"), the financial institutions from time to time parties thereto, and each of the agents listed on the signature pages thereto. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          [INSERT NAME OF APPLICABLE BANK] ("Non-U.S. Lender") is providing this
Non-Bank Certificate pursuant to Section 2.4.6 of the Credit Agreement. Non-U.S.
Lender hereby represents and warrants that:

          1. Non-U.S. Lender is the sole record and beneficial owner of the
Loans in respect of which it is providing this Non-Bank Certificate. Non-U.S.
Lender is not a "bank" for purposes of Section 871(h) or 881(c)(3)(A) of the
Internal Revenue Code of 1986, as amended (the "Code"). In this regard, Non-U.S.
Lender further represents and warrants that Non-U.S. Lender is not subject to regulatory or other Legal Requirements as a bank in any jurisdiction;

                                       1

          2. Non-U.S. Lender is not a 10-percent shareholder of Borrower within the meaning of Section 871(h) or 881(c)(3)(B) of the Code; and

          3. Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 871(h) or
881(c)(3)(C) of the Code.

          IN WITNESS WHEREOF, the undersigned has duly executed this Non-Bank
Certificate as of the date first written above.

                                        [INSERT NAME OF APPLICABLE BANK]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        2

                             [Non-Bank Certificate]

                                                                       EXHIBIT K
                                                         to the Credit Agreement

                             INSURANCE REQUIREMENTS

1. Borrower shall, without cost to the Banks, maintain or cause to be maintained on its behalf in effect at all times the types of insurance required by the following provisions, in form acceptable to Administrative Agent (for purposes of this Exhibit K, "Agent"), required hereunder, with insurance companies rated
"A-" or better, with a minimum size rating of "IX," by Best's Insurance Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best's Insurance Guide and Key
Ratings is not available) or other insurance companies of recognized responsibility satisfactory to Agent, the following insurance coverages:

               a. Comprehensive or commercial general liability insurance for each Project on an "occurrence" policy form or claims-first-made form, including coverage for premises/operations, explosion, collapse and underground hazards, products/completed operations, contractual liability for written contracts, personal injury and sudden and accidental pollution liability for Borrower, with primary coverage limits of no less than $1,000,000 for injuries or death to one or more persons or damage to property resulting from any one occurrence and a
$1,000,000 aggregate limit.

          The comprehensive or commercial general liability policy shall also include a severability of interest clause and a cross liability clause in the event more than one entity is "named insured" under the liability policy.

               b. Automobile liability insurance, including coverage for
non-owned and hired automobiles (and owned autos should the Borrower acquire any vehicles) for both bodily injury and property damage and containing appropriate no-fault insurance provisions or other endorsements in accordance with state legal requirements, with limits of no less than $1,000,000 per accident with respect to bodily injury, property damage or death.

               c. Workers compensation insurance and employer's liability (if
Borrower has any employees), with a limit of not less than $1,000,000, and such other forms of insurance which Borrower is required by law to provide including statutory benefits and other states' endorsement and USL&H Act coverage and
Jones Act (if any exposure exists), covering loss resulting from injury, sickness, disability or death of the employees of Borrower.

               d. "All risk" property insurance coverage in the amount not less than the full replacement value of each Project or a loss limit as agreed to by the Agent, including a full replacement cost endorsement (no co-insurance) with no deduction for depreciation, providing, without limitation, (i) coverages against loss or damage by fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles, smoke, other risks from time to time included

                                                                           DRAFT

under "all risk" or "extended coverage" policies, earthquake, flood (provided, however, that earthquake coverage may be subject to an annual aggregate limit of not less than $10,000,000 and flood coverage may be subject to an annual aggregate limit of not less than $10,000,000), collapse, sinkhole, subsidence and such other perils as Agent, after consultation with Borrower, may from time to time require to be insured, with a sublimit of not less than $500,000 for on-site clean-up required as a result of the occurrence of an insured risk, (ii)
off-site coverage with a per occurrence limit in an amount as is sufficient to cover off-site equipment, (iii) transit coverage (including ocean cargo where ocean transit will be required) with a per occurrence limit of not less than an amount as is sufficient to cover values at risk during transit, and (iv) boiler and machinery coverage on a "comprehensive" basis including breakdown and repair.

Borrower shall either (a) maintain or cause to be maintained with respect to each Project business interruption insurance on an "all risk" basis as set forth in (d)(i) through (d)(iv) above, in an amount equal to satisfy policy coinsurance conditions, but not less than the sum of twelve (12) months of gross revenue. Borrower shall also maintain or cause to be maintained, expediting or extra expense coverage in an amount not less than $2,000,000. The policy/policies shall include increased cost of construction coverage and debris removable subject to a sublimit of $1,000,000.

All such policies may have deductibles of not greater than $100,000 per loss inclusive of losses to turbine generators and transformers; business interruption coverage shall have a waiting period of not greater than thirty
(30) days. Earthquake and flood may have deductibles of not greater than 5% of values subject to a minimum of $250,000.

          e. Earthquake coverage shall include coverage for movement, earthquakes, shocks, tremors, landslides, mine subsidence, volcanic activity, sinkhole coverage, or any other earth movement, a11 whether direct or indirect, approximate or remote or in whole or in part caused by, contributed to or aggravated by any physical damage insured against by such policy regardless of any other cause or event that contributes, concurrently or in sequence.

Flood coverage shall include, but not be limited to, coverage for waves, tide or tidal water, of lakes, ponds, reservoirs, rivers, harbours, streams, or other bodies of water, whether or not driven by wind.

               f . Umbrella Excess Liability Insurance of not less than
$10,000,000 per occurrence and in the aggregate. Such coverages shall be on a per occurrence policy form or the claims-first-made form and over and above coverage provided by the policies described in paragraphs (a), (b) and (c) above whose limits shall apply toward the $10,000,000 limits set forth in this section. The umbrella and/or excess policies shall not contain endorsements which restrict coverages as set forth in paragraphs (a), (b) and (c) above, and which are provided in the underlying policies. If the policy or policies provided under this paragraph (f) contain(s) aggregate limits applying to more the one of the operations of Borrower, and such limits are diminished below
$5,000,000 by any incident, occurrence, claim, settlement or judgment against such insurance,

                                                                           DRAFT

Borrower shall take immediate steps to restore such aggregate limits or shall provide other equivalent insurance protection for such aggregate limits.

               g. Such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as, under Prudent Utility
Practices, are from time to time insured against for property and facilities similar in nature, use and location to each Project which Agent may reasonably require.

          2. All insurance coverage shall be in such form (including the form of the loss payable clauses) as shall be acceptable to Agent (which acceptance shall not be unreasonably withheld).

          3. All policies wherein Agent has an insurable interest shall insure the interests of the Bank as well as Borrower and all policies, with the exception of workers compensation insurance, and shall name Agent as additional insured, unless Agent is named as an insured under the policy. All policies covering real or personal property or business interruption shall name Agent as loss payee in accordance with Lender's Loss Payable Endorsement 438 BFU or its equivalent and shall provide that any payment thereunder for any loss or damage with respect to the Projects shall be made to Agent, except that such policies may provide that any payments of less than $25,000 made in respect of any single casualty or other occurrence may be paid solely to Borrower, unless Agent shall have notified the insurer that an Event of Default has occurred thereunder and shall be continuing. Loss payments of $25,000 or more will be paid into the Loss
Proceeds Account in accordance with the terms of Section 3.7 of the Depositary
Agreement and any distributions made from such account shall be in accordance with the terms of the Depositary Agreement. Upon payment and satisfaction of all of Borrower's obligations under, and termination of, the Credit Documents, Agent will instruct the insurers to name Borrower or such successor credit provider or other Person as Borrower shall specify, as loss payee. All policies covering real or personal property or business interruption will be endorsed to provide that each policy shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of Borrower) shall operate in the same manner as if there were a separate policy covering each such insured. Each policy (except workers compensation) shall waive subrogation against Agent, any of the Banks or Borrower and shall waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Borrower or the Banks.
Each such policy shall provide that if any premium or installment is not paid when due, or if such insurance is to be cancelled, terminated or materially changed for any reason whatsoever, the insurers (or their representatives) will promptly notify Borrower and Agent, and any such cancellation, termination or change shall not be effective until thirty (30) days (except for 10 days for non-payment of premium) after receipt of such notice by Agent, and that appropriate certification shall be made to Borrower by each insurer with respect thereto. Policies required in this Section 3 shall contain an agreement by the insurer that any loss thereunder that would otherwise be payable to the Agent will be so payable notwithstanding any action, inaction or

                                                                           DRAFT

breach of representation or warranty by the Borrower or any foreclosure of any
Project or any change in ownership of all or any portion of any Project.

          4. In the event that Borrower fails to respond in a timely and appropriate manner (as reasonably determined by Agent) to take any steps necessary or reasonably requested by Agent to collect from any insurers for any loss covered by any insurance required to be maintained by this Exhibit K, Agent shall have the right to make all proofs of loss, adjust all claims and/or receive all or any part of the proceeds of the foregoing insurance policies, either in its own name or the name of Borrower; provided, however, that Borrower shall, upon Agent's request and at Borrower's own cost and expense, make all proofs of loss and take all other steps necessary or reasonably requested by
Agent to collect from insurers for any loss covered by any insurance required to be obtained by this Exhibit K.

          5. In the event that at any time the insurance as herein provided shall be reduced or cease to be maintained, then (without limiting the rights of
Agent hereunder in respect of the Event of Default which arises as a result of such failure) Agent may at its option maintain the insurance required hereby and, in such event, Borrower shall reimburse Agent upon demand for the cost thereof together with interest thereon at a rate per annum equal to the Default
Rate, but in no event shall the rate of interest exceed the maximum rate permitted by law.

          6. In the event any insurance (including the limits or deductibles thereof) hereby required to be maintained, other than insurance required by law to be maintained and the property insurance described in paragraph 1(d) above shall not be available and commercially feasible in the commercial insurance market, Agent, with the validation of the Insurance Consultant, shall not unreasonably withhold its agreement to waive such requirement to the extent the maintenance thereof is not so available; provided, however, that (i) Borrower shall first request any such waiver in writing, which request shall be accompanied by written reports prepared by an independent insurance advisor of recognized national standing certifying that such insurance is not reasonably available and commercially feasible in the commercial insurance market for electric generating plants of similar type and capacity (and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available) and explaining in detail the basis for such conclusions, such insurance advisers and the form and substance of such reports to be reasonably acceptable to Agent; (ii) at any time after the granting of any such waiver, Agent may request, and Borrower shall furnish to Agent within fifteen
(15) days after such request, supplemental reports reasonably acceptable to
Agent from such insurance advisers updating their prior reports and reaffirming such conclusion; and (iii) any such waiver shall be effective only so long as such insurance shall not be available and commercially feasible in the commercial insurance market, it being understood that the failure of Borrower to timely furnish any such supplemental report shall be conclusive evidence that such waiver is no longer effective because such condition no longer exists, but that such failure is not the only way to establish such non-existence.

                                                                           DRAFT

          7. In the event that any policy is written on a "claims-made" basis and such policy is not renewed or the retroactive date of such policy is to be changed, Borrower shall obtain for each such policy or policies the broadest basic and supplemental extended reporting period coverage or "tail" reasonably available in the commercial insurance market for each such policy or policies and shall provide Agent with proof that such basic and supplemental extended reporting period coverage or "tail" has been obtained.

                                                                       EXHIBIT L
                                                             to Credit Agreement

                        CAPITAL STRUCTURE OF LOAN PARTIES

Sponsor

100% of the equity interests in Sponsor, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by Ormat Technologies.

Borrower

100% of the equity interests in Borrower, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by Sponsor.

OrHeber 1

100% of the equity interests in OrHeber 1, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by Borrower.

HFC

A 50% general partnership interest in HFC is owned by Borrower.

A 50% general partnership interest in HFC is owned by OrHeber 1.

HGC

A 50% general partnership interest in HGC is owned by Borrower.

A 50% general partnership interest in HGC is owned by OrHeber 1.

ORNI

A 100% membership interest in ORNI is owned by OrHeber 1.

OrHeber 2

100% of the equity interests in OrHeber 2, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by ORNI.

OrHeber 3

100% of the equity interests in OrHeber 3, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by ORNI.

SIGC

A 0.002% limited partnership interest in SIGC is owned by OrHeber 3.

A 99.998% general partnership interest in SIGC is owned by OrHeber 2.

OrMammoth

100% of the equity interests in OrMammoth, consisting of 3000 shares of common stock having a par value of $1.00 per share, is owned by Borrower.

Mammoth Lakes

A 1% limited partnership interest in Mammoth Lakes is owned by OrMammoth.

A 49% general partnership interest in Mammoth Lakes is owned by OrMammoth.

                                        2

                                                                       EXHIBIT M
                                                             to Credit Agreement

                      ORGANIZATIONAL IDENTIFICATION NUMBERS

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                               Organizational      Federal Employee
          Name                     Number        Identification Number
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Heber Field Company                 N/A                94-3148255
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Heber Geothermal Company            N/A                25-1450942
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Mammoth-Pacific, L.P.        CA No. 9000300010         95-4250959
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OrCal Geothermal Inc.          DE No. 3726051          20-0382842
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OrHeber 1 Inc.                 DE No. 3726052          20-0382789
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OrHeber 2 Inc.                 DE No. 3726038          20-0382911
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OrHeber 3 Inc.                 DE No. 3726037          20-0382965
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OrMammoth Inc.                 DE No. 3706043          20-0382999
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Ormat Nevada Inc.              DE No. 2278574          88-0278853
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ORNI 10 LLC                    DE No. 3554313             N/A
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Second Imperial Geothermal    CA No. 232900002         13-3844555
   Company, L.P.
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                                                                       EXHIBIT N
                                                             to Credit Agreement

                        OUTSTANDING NON-ROYALTY CLAIMANTS

Arradondo, Cynthia Holtz
Bellah, Bernadette
Boxley, Julia E.
Croisette, Catherine
Davila, Janet Patricia
Hebert, Mark
Hebert, Paul Martin
Holtz, Andrew Jr.
Holtz, Brian
Holtz, Charles
Holtz, Dennis Lee
Holtz, Edward
Holtz, Joseph
Holtz, Steve
Holtz, W. & T. (re: Uncle Joe Lease)
Holtz, W. & T. (re: Magma Lease)
Knirk, Christine
Oldham, Barbara
Infinity Thomson
Quasar Thomson
Victor Thomson
Walter Thomson, Trustee of W.J. and H.O. Thomson 1978 Trust
El Toro Land & Cattle Co.
Walter and Toni Holtz
L.F. Hulse Trust by Bank of America, Trustee
Chrisman B. Jackson
Tom G. and Eleanor B. Kurupas
Timothy J. LaBrucharie
Beyschiag Real Property Trust
by Carol Beyschiag Love, Trustee
Love Family Trust by Russell R. Love, Trustee
Maltz, Marie Murdy (Sotelo)
Murdy, Catherine Ann
Murdy, Susan
Saikhon Family Trust by Dean Saikhon, Trustee
Scaroni Properties, Inc.
Larry and Marcella Smith
Helen Pugette Trust by Rowan Sokolowski, Trustee
(now Paul Marsh Pitman)
Rowan Sokolowski

                                       N-1

Victor Thomson
Walter J. & Holly O. Thomson 1978 Trust
by Walter J. Thomson, Trustee
Saikhon Family Trust (Subsidence)
Scaroni Properties, Inc. (Spray drift from cooling tower)

                                       N-2